UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through September 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Dynamic
                        Credit Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     RCRAX
                        Class C     RCRCX
                        Class Y     RCRYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          43

Notes to Financial Statements                                                 50

Additional Information                                                        68

Trustees, Officers and Service Providers                                      70

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, have returned 14.23% year-to-date through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, have held their own, led by high-yield securities, which produced a year-to-date return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index has returned 3.14% since the start of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of 3.1% in the second quarter. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite some pressure from wage increases. In addition, as the economy continues to grow and we begin to see a modest upturn in inflation, we believe the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 3

Portfolio Management Discussion | 9/30/17

Steady economic growth and improving corporate profits supported the more credit-sensitive sectors in the fixed-income market during the six-month period ended September 30, 2017. In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of the Pioneer Dynamic Credit Fund during the six-month period. Mr. Temple, Director of Corporate Credit Research, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2017?

A Pioneer Dynamic Credit Fund's Class A shares returned 2.51% at net asset value during the six-month period ended September 30, 2017, while the Fund's benchmark, the Bank of America Merrill Lynch U.S. Dollar
    3-Month LIBOR Index (the BofA ML Index), returned 0.59%. During the same period, the average return of the 285 mutual funds in Lipper's Alternative Credit Focus Funds category was 2.22%, and the average return of the 359 mutual funds in Morningstar's Non-Traditional Bond Funds category was 2.05%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended September 30, 2017?

A The backdrop in the global fixed-income markets during the six months was benign. The domestic economy expanded persistently, with the most recent reports on growth in U.S. gross domestic product (GDP), for example, showing that the economy grew at a 3.1% annual pace in the second quarter of 2017. Meanwhile, corporate earnings for the first quarter were 14.9% higher than a year earlier.

    Over the period, the U.S. Federal Reserve (the Fed) raised the Federal Funds rate just once, in June 2017, after enacting two rate hikes in the prior six months, with one more increase expected before the end of the year. This was an indication that the Fed seemed committed to acting with restraint in tightening monetary policy and moving toward a less-accommodative stance. However, the Fed did announce late in the period that it was prepared to begin reducing its balance sheet by shedding some of the holdings it purchased during its multiple quantitative-easing programs between 2008 and 2014.

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

    Elsewhere around the globe, Asia's economy and the emerging markets generally benefited from a major stimulus package by China's central government in 2016. Japan's economy also improved and confidence started rising, while the European economy proved stronger than earlier expectations. All of those factors helped drive the global rally in riskier assets during the period, including equities and credit-sensitive fixed-income securities. A weakening U.S. dollar (USD) also aided currencies and markets overseas.

    In the U.S. fixed-income markets, lower-quality securities generally outperformed higher-rated debt as the spreads between those credit tiers narrowed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Among corporate bonds, both high-yield and investment-grade debt performed positively during the period, with high yield returning more than 4% and investment grade returning roughly 2%.

Q What were the principal factors that affected the Fund's performance during the six-month period ended September 30, 2017?

A The Fund performed well during the period, principally because of our focus on the more credit-sensitive sectors of the market, including both investment-grade and high-yield corporate debt. The Fund's duration exposure also had a positive effect on performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years. Short-duration portfolios tend to fare well when interest rates rise and price risk increases, while longer-duration portfolios tend to do better when interest rates decline and opportunities for price appreciation increase.)

    Solid performance from the portfolio's credit-sensitive holdings tended to reach across all sectors, with no major themes influencing the Fund's results. Individual corporate holdings in the portfolio that performed well during the period included the bonds of Sprint, a wireless service provider, and of International Game Technology, a company that designs and produces gaming equipment and systems.

    While overall performance was positive during the period, the Fund did have some investments that disappointed, including the debt of CenturyLink, a telecommunications operator, and of Pet Smart, which operates a chain of retail stores selling pet products.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 5

Q Did you make any changes to the Fund's positioning during the six-month period ended September 30, 2017?

A Over the six months, we slightly decreased the portfolio's overall level of credit risk as credit spreads tightened. In terms of allocation shifts during this timeframe, we reduced the Fund's investments in high-yield corporate bonds and longer-duration investment-grade corporates, while increasing exposure to bank loans. At this point of the business and credit cycles, we are finding select opportunities in the bank-loan market, which have floating interest rates and are typically of the senior secured variety.

    At the end of the six-month period, the Fund's largest allocations by sector were to U.S. corporate bonds, at 36% of the Fund's total investment portfolio, followed by senior secured loans (19%), U.S. government securities (16%), and international corporate bonds (just under 15%).

    As of September 30, 2017, the Fund's average effective duration was 3.93 years.

Q How did the Fund's exposure to derivative securities affect performance over the six-month period ended September 30, 2017?

    A The Fund had investments in several types of derivative securities during the period. We purchased credit default swaps to manage the portfolio's exposure to credit-linked securities, and the swaps tended to help performance. We also invested in interest-rate futures to help manage the Fund's duration risk, and some forward foreign currency contracts (currency forwards) to manage the risks associated with the portfolio's exposures to investments denominated in foreign currencies. Neither the interest-rate futures nor the currency forwards had material effects on the Fund's relative performance. However, the cost to the Fund of our investments in options contracts did act as a drag on results. We invested in the options to guard against the risk of a sharp sell-off in the credit markets. However, the credit markets suffered no significant reversals during the six-month period, and so the cost of the options contracts detracted from the Fund's results.

Q Was there any change in the Fund's yield, or distributions to shareholders, during the six-month period ended September 30, 2017?

A Yes, the Fund's yield declined during the period as overall yields in the credit market fell.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Q   What is your investment outlook?

A While economic fundamentals appear solid and corporate profit trends are healthy, we find current valuations less compelling given that prices in the credit markets have risen in the wake of a brisk rally that has lasted for nearly 18 months. As we noted earlier, spreads between lower-quality and higher-quality debt have compressed significantly.

    Over the next 12 months, we expect to maintain a relatively stable roster of holdings in the Fund's portfolio, although we think insurance-linked securities, including so-called catastrophe bonds, may offer interesting opportunities late in 2017. The asset class turned in negative performance in September after three major hurricanes made landfall in the U.S. and Caribbean, and two earthquakes struck Mexico over the final weeks of the period. However, we believe the impending renewal season for insurance-linked securities could create some attractive pricing opportunities within that market for the upcoming year, and we continue to be constructive on the diversifying* nature of the asset class, as the securities are not highly correlated with the performance of other fixed-income assets. (Correlation represents the degree to which assets or asset class prices have moved in relation to one another. Correlation ranges from -1, where assets/asset prices always move in opposite directions, through 0, where assets/asset prices are absolutely independent, to 1, where assets/asset prices always move together.)

Please refer to the Schedule of Investments on pages 17-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

* Diversification does not assure a profit nor protect against loss.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 7

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 9

Portfolio Summary | 9/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                     36.1%
Senior Secured Loans                                                     19.2%
U.S. Government Securities                                               16.1%
International Corporate Bonds                                            14.6%
Collateralized Mortgage Obligations                                       5.2%
Asset Backed Securities                                                   2.6%
Closed End Fund                                                           2.6%
Foreign Government Bonds                                                  1.6%
Convertible Preferred Stocks                                              1.0%
Convertible Corporate Bonds                                               0.5%
Temporary Cash Investment                                                 0.5%
U.S. Common Stock                                                         0.0%**

* Includes investments in insurance linked securities totaling 3.0% of total investment portfolio.

**  Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)***

 1. U.S. Treasury Notes, 1.875%, 5/31/22                                   3.78%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bonds, 4.5%, 2/15/36                                     3.14
--------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 10/12/17                                          2.86
--------------------------------------------------------------------------------
 4. Pioneer ILS Interval Fund                                              2.70
--------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 1.125%, 6/30/21                                   2.05
--------------------------------------------------------------------------------
 6. U.S. Treasury Bills, 10/19/17                                          1.93
--------------------------------------------------------------------------------
 7. HCA, Inc., 5.25%, 4/15/25                                              1.15
--------------------------------------------------------------------------------
 8. CenturyLink, Inc., 5.8%, 3/15/22                                       1.12
--------------------------------------------------------------------------------
 9. Centene Corp., 4.75%, 1/15/25                                          1.03
--------------------------------------------------------------------------------
10. Videotron, Ltd., 5.375%, 6/15/24 (144A)                                0.96
--------------------------------------------------------------------------------

*** This list excludes temporary cash investments and derivative instruments.
    The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Prices and Distributions | 9/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     9/30/17                        3/31/17
--------------------------------------------------------------------------------
          A                         $9.42                           $9.39
--------------------------------------------------------------------------------
          C                         $9.39                           $9.36
--------------------------------------------------------------------------------
          Y                         $9.46                           $9.42
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17-9/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.2050               $--                  $--
--------------------------------------------------------------------------------
          C             $0.1703               $--                  $--
--------------------------------------------------------------------------------
          Y             $0.2196               $--                  $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 11

Performance Update | 9/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                    BofA ML
               Net       Public     U.S. Dollar
               Asset     Offering   3-Month
               Value     Price      LIBOR
Period         (NAV)     (POP)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)      3.76%     3.02%      0.45%
5 year         3.72      2.76       0.47
1 year         5.91      1.18       1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic     BofA ML U.S. Dollar
                    Credit Fund         3-Month LIBOR Index
4/11                $9,550              $10,000
9/11                $9,122              $10,009
9/12                $10,086             $10,058
9/13                $10,483             $10,090
9/14                $10,957             $10,114
9/15                $10,665             $10,140
8/16                $11,392             $10,190
9/17                $12,107             $10,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Performance Update | 9/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                    BofA ML
                                    U.S. Dollar
                                    3-Month
               If        If         LIBOR
Period         Held      Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)      2.95%     2.95%      0.45%
5 year         2.93      2.93       0.47
1 year         5.12      5.12       1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic     BofA ML U.S. Dollar
                    Credit Fund         3-Month LIBOR Index
4/11                $10,000             $10,000
9/11                $ 9,517             $10,009
9/12                $10,434             $10,058
9/13                $10,753             $10,090
9/14                $11,156             $10,114
9/15                $10,778             $10,140
9/16                $11,466             $10,190
9/17                $12,054             $10,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 13

Performance Update | 9/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                         BofA ML
               Net       U.S. Dollar
               Asset     3-Month
               Value     LIBOR
Period         (NAV)     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)      4.14%     0.45%
5 year         4.06      0.47
1 year         6.23      1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
               Gross     Net
--------------------------------------------------------------------------------
               0.99%     0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Dynamic     BofA ML U.S. Dollar
                Credit Fund         3-Month LIBOR Index
4/11            $5,000,000          $5,000,000
9/11            $4,800,067          $5,004,742
9/12            $5,318,483          $5,028,849
9/13            $5,549,790          $5,044,939
9/14            $5,816,604          $5,057,112
9/15            $5,674,308          $5,069,978
9/16            $6,108,169          $5,095,071
9/17            $6,488,624          $5,147,121

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
Share Class                         A                  C                 Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00          $1,000.00          $1,000.00
Value on 4/1/17
--------------------------------------------------------------------------------
Ending Account Value            $1,025.10          $1,021.50          $1,027.70
(after expenses) on 9/30/17
--------------------------------------------------------------------------------
Expenses Paid                   $     5.69         $    9.48          $    4.32
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.87%, and 0.85% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
 Share Class                          A                C                  Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00        $1,000.00          $1,000.00
 Value on 4/1/17
--------------------------------------------------------------------------------
 Ending Account Value              $1,019.45        $1,015.69          $1,020.81
 (after expenses) on 9/30/17
--------------------------------------------------------------------------------
 Expenses Paid                     $5.67            $    9.45          $    4.31
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.87%, and 0.85% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Schedule of Investments | 9/30/17 (unaudited)

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             UNAFFILIATED ISSUERS -- 96.6%
                                             CONVERTIBLE CORPORATE BOND -- 0.0%+
                                             MATERIALS -- 0.0%+
                                             Steel -- 0.0%+
EUR        79,012                            New World Resources NV, 4.0%, 10/7/20
                                             (144A) (4.0% cash, 8.0% PIK) (PIK)                 $           9
-------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BOND
                                             (Cost $70,205)                                     $           9
-------------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED STOCKS -- 1.0%
                                             BANKS -- 1.0%
                                             Diversified Banks -- 1.0%
              900                            Bank of America Corp., 7.25% (Perpetual)           $   1,171,323
            1,530                            Wells Fargo & Co., 7.5% (Perpetual)                    2,011,950
                                                                                                -------------
                                                                                                $   3,183,273
                                                                                                -------------
                                             Total Banks                                        $   3,183,273
-------------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $3,120,105)                                  $   3,183,273
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                             COMMON STOCK -- 0.0%+
                                             CAPITAL GOODS -- 0.0%+
                                             Industrial Machinery -- 0.0%+
            3,071                            Liberty Tire Recycling LLC (f)(g)                  $          31
-------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost $31)                                         $          31
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)(j)
-------------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 2.7%
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.1%
          255,242                            Westgate Resorts 2014-1 LLC, 5.5%,
                                             12/20/26 (144A)                                    $     259,148
                                                                                                -------------
                                             Total Consumer Services                            $     259,148
-------------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.6%
                                             Thrifts & Mortgage Finance -- 2.6%
        1,200,000                            Ascentium Equipment Receivables 2016-2
                                             Trust, 6.79%, 10/10/24 (144A)                      $   1,259,098
          499,993                            Axis Equipment Finance Receivables III
                                             LLC, 5.27%, 5/20/20 (144A)                               486,953
          500,000                            Conn Funding II LP, 5.11%, 2/15/20 (144A)                503,327
          680,000                            Engs Commercial Finance Trust 2016-1,
                                             5.22%, 1/22/24 (144A)                                    669,093

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
        1,800,000                            Four Seas LP, 5.927%, 8/28/27 (144A)               $   1,800,000
          145,365       7.78                 GE Mortgage Services LLC, Variable Rate
                                             Note, 3/25/27                                             69,185
           20,547                            GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    20,239
          175,000                            InSite Issuer LLC Class C Series 16-1A,
                                             7.5%, 11/15/46                                           179,714
          710,500                            Navitas Equipment Receivables LLC
                                             2015-1, 5.75%, 7/15/21 (144A)                            705,763
          178,773                            RASC Series 2003-KS5 Trust, 4.96%,
                                             7/25/33 (Step)                                           181,023
           24,735       6.55                 Security National Mortgage Loan Trust
                                             2007-1, Variable Rate Note,
                                             4/25/37 (144A)                                            24,673
        1,377,680                            Solarcity Lmc Series VI LLC, 4.8%,
                                             9/21/48 (144A)                                         1,394,024
          998,564                            VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                986,979
                                                                                                -------------
                                                                                                $   8,280,071
                                                                                                -------------
                                             Total Banks                                        $   8,280,071
-------------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $8,534,750)                                  $   8,539,219
-------------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%
                                             BANKS -- 5.1%
                                             Thrifts & Mortgage Finance -- 5.1%
           69,954       3.26                 Bear Stearns ALT-A Trust 2003-3, Variable
                                             Rate Note, 10/25/33                                $      69,566
           75,351       5.21                 Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-PWR7, Variable
                                             Rate Note, 2/11/41                                        75,289
        1,600,000       5.28                 Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-TOP20, Variable
                                             Rate Note, 10/12/42                                    1,456,000
        1,000,000       3.21                 Citigroup Commercial Mortgage Trust
                                             2014-GC23 REMICS, Variable Rate
                                             Note, 7/12/47 (144A)                                     643,948
          400,000                            Citigroup Commercial Mortgage Trust
                                             2016-SMPL, 4.509%, 9/10/31                               408,353
          715,000       6.05                 COBALT CMBS Commercial Mortgage Trust
                                             2007-C3, Variable Rate Note, 5/15/46                     713,394
          220,000       6.05                 COBALT CMBS Commercial Mortgage Trust
                                             2007-C3, Variable Rate Note, 5/15/46                     155,793
          343,313       5.10                 Credit Suisse First Boston Mortgage
                                             Securities Corp., Variable Rate
                                             Note, 8/15/38                                            342,874

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
        2,050,000       5.10                 Credit Suisse First Boston Mortgage
                                             Securities Corp., Variable Rate Note, 8/15/38      $   1,845,482
          500,000       3.74                 CSAIL 2015-C4 Commercial Mortgage
                                             Trust REMICS, Variable Rate Note, 11/15/48               437,481
          289,714       5.48                 CSFB Mortgage-Backed Pass-Through
                                             Certificates Series 2003-17, Variable
                                             Rate Note, 6/25/33                                             3
          240,708                            Global Mortgage Securitization, Ltd.,
                                             5.25%, 11/25/32 (144A)                                   111,315
           89,897                            Global Mortgage Securitization, Ltd.,
                                             5.25%, 11/25/32 (144A)                                     8,728
          370,569                            Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                                    351,597
           75,568                            Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                                     21,493
          570,000       5.00                 GMAT 2013-1 Trust, Variable Rate
                                             Note, 8/25/53                                            492,615
          533,692       5.13    1M LIBOR+    GS Mortgage Securities Trust 2014-GSFL,
                                390bps       Floating Rate Note, 7/15/31 (144A)                       534,967
           53,864                            Homeowner Assistance Program Reverse
                                             Mortgage Loan Trust 2013-RM1, 4.0%,
                                             5/26/53 (144A)                                            53,568
        1,850,000       7.46    1M LIBOR+    JP Morgan Chase Commercial Mortgage
                                622.45bps    Securities Trust 2014-CBM MZ, Floating
                                             Rate Note, 10/15/19 (144A)                             1,855,863
          300,000       3.22                 JPMDB Commercial Mortgage Securities
                                             Trust 2016-C4, Variable Rate Note,
                                             12/15/49 (144A)                                          232,000
          527,267       4.00    PNMR+        La Hipotecaria Panamanian Mortgage
                                -125bps      Trust 2007-1, Floating Rate Note,
                                             12/23/36 (144A)                                          516,722
          163,024                            Merrill Lynch Mortgage Investors Trust
                                             Series 2006-AF1, 5.75%, 8/25/36                          123,094
          300,000       3.00                 Morgan Stanley Capital I Trust 2016-BNK2,
                                             Variable Rate Note, 11/15/49 (144A)                      239,203
          500,000                            Morgan Stanley Capital I Trust 2016-UBS9,
                                             3.0%, 3/15/49 (144A)                                     398,990
        1,400,000       3.46    3M LIBOR+    Octagon Investment Partners XVII, Ltd.,
                                215bps       Floating Rate Note, 10/25/25 (144A)                    1,400,433
          430,390                            ORES 2014-LV3 LLC, 6.0%, 3/27/24 (144A)                  430,390
        1,525,000        N/A    1M LIBOR+    Starwood Waypoint Homes 2017-1 Trust,
                                260bps       Floating Rate Note, 1/17/35 (144A)                     1,510,513
        1,000,000                            Tricon American Homes 2017-SFR1 Trust,
                                             5.151%, 9/17/34 (144A)                                   992,389
          750,000                            Wells Fargo Commercial Mortgage Trust
                                             2016-BNK1, 3.0%, 8/15/49 (144A)                          601,680

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 19

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
          200,000       4.49                 WFRBS Commercial Mortgage Trust
                                             2013-C12, Variable Rate Note,
                                             3/15/48 (144A)                                     $     187,178
                                                                                                -------------
                                                                                                $  16,210,921
                                                                                                -------------
                                             Total Banks                                        $  16,210,921
-------------------------------------------------------------------------------------------------------------
                                             Government -- 0.1%
          377,805       5.63    1M LIBOR+    FREMF Mortgage Trust 2015-KLSF REMICS,
                                440bps       Floating Rate Note, 11/25/22 (144A)                $     381,765
                                                                                                -------------
                                             Total Government                                   $     381,765
-------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (Cost $17,396,009)                                 $  16,592,686
-------------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 50.4%
                                             ENERGY -- 8.5%
                                             Oil & Gas Exploration & Production -- 1.2%
        1,800,000                            Whiting Petroleum Corp., 5.0%, 3/15/19             $   1,800,540
          565,000                            WPX Energy, Inc., 5.25%, 9/15/24                         566,412
        1,216,000                            WPX Energy, Inc., 7.5%, 8/1/20                         1,322,400
                                                                                                -------------
                                                                                                $   3,689,352
-------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.9%
        2,940,000                            EnLink Midstream Partners LP, 4.15%, 6/1/25        $   2,963,724
-------------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 6.4%
        2,575,000                            Boardwalk Pipelines LP, 4.95%, 12/15/24            $   2,740,504
        1,965,000                            Cheniere Corpus Christi Holdings LLC,
                                             5.875%, 3/31/25                                        2,114,831
        2,150,000                            Cheniere Energy Partners LP, 5.25%,
                                             10/1/25 (144A)                                         2,198,375
        2,690,000                            Energy Transfer Equity LP, 5.5%, 6/1/27                2,831,225
        1,400,000                            Genesis Energy LP, 6.75%, 8/1/22                       1,431,500
          750,000                            Kinder Morgan, Inc. Delaware, 5.3%, 12/1/34              783,020
        1,755,000                            Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45            1,890,871
        1,450,000                            ONEOK, Inc., 6.875%, 9/30/28                           1,687,481
        2,200,000                            Plains All American Pipeline LP,
                                             4.65%, 10/15/25                                        2,265,607
        2,150,000                            Williams Partners LP, 6.3%, 4/15/40                    2,574,935
                                                                                                -------------
                                                                                                $  20,518,349
                                                                                                -------------
                                             Total Energy                                       $  27,171,425
-------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.6%
                                             Paper Packaging -- 0.6%
        1,675,000                            Sealed Air Corp., 5.5%, 9/15/25 (144A)             $   1,842,500
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Steel -- 1.0%
        2,010,000                            ArcelorMittal, 6.0%, 3/1/21                        $   2,205,975
        1,000,000                            Commercial Metals Co., 4.875%, 5/15/23                 1,045,000
                                                                                                -------------
                                                                                                $   3,250,975
                                                                                                -------------
                                             Total Materials                                    $   5,093,475
-------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.5%
                                             Building Products -- 0.6%
        1,845,000                            Standard Industries, Inc., 5.375%,
                                             11/15/24 (144A)                                    $   1,960,866
-------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.7%
        2,045,000                            AECOM, 5.125%, 3/15/27                             $   2,114,019
-------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.6%
        1,875,000                            Cleaver-Brooks, Inc., 8.75%,
                                             12/15/19 (144A)                                    $   1,921,875
-------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.6%
        1,010,000                            United Rentals North America, Inc.,
                                             4.625%, 10/15/25                                   $   1,022,625
        1,010,000                            United Rentals North America, Inc.,
                                             4.875%, 1/15/28                                        1,015,050
                                                                                                -------------
                                                                                                $   2,037,675
                                                                                                -------------
                                             Total Capital Goods                                $   8,034,435
-------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                             Diversified Support Services -- 0.7%
        2,080,000                            Ritchie Bros Auctioneers, Inc., 5.375%,
                                             1/15/25 (144A)                                     $   2,199,600
                                                                                                -------------
                                             Total Commercial Services & Supplies               $   2,199,600
-------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.5%
                                             Tires & Rubber -- 0.5%
        1,680,000                            The Goodyear Tire & Rubber Co.,
                                             4.875%, 3/15/27                                    $   1,729,526
                                                                                                -------------
                                             Total Automobiles & Components                     $   1,729,526
-------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 1.2%
                                             Homebuilding -- 1.2%
          765,000                            DR Horton, Inc., 5.75%, 8/15/23                    $     869,724
        1,325,000                            KB Home, 7.0%, 12/15/21                                1,487,312
        1,400,000                            Taylor Morrison Communities, Inc.,
                                             5.875%, 4/15/23 (144A)                                 1,484,000
                                                                                                -------------
                                                                                                $   3,841,036
                                                                                                -------------
                                             Total Consumer Durables & Apparel                  $   3,841,036
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 21

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.7%
                                             Casinos & Gaming -- 0.7%
        2,000,000                            International Game Technology Plc,
                                             6.5%, 2/15/25 (144A)                               $   2,247,500
                                                                                                -------------
                                             Total Consumer Services                            $   2,247,500
-------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 4.8%
                                             Broadcasting -- 0.9%
        1,500,000                            CCO Holdings LLC, 5.125%, 5/1/27 (144A)            $   1,520,625
        1,275,000                            CCO Holdings LLC, 5.5%, 5/1/26 (144A)                  1,321,219
                                                                                                -------------
                                                                                                $   2,841,844
-------------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 3.9%
        2,105,000                            Altice US Finance I Corp., 5.5%,
                                             5/15/26 (144A)                                     $   2,220,122
        2,485,000                            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                 2,584,400
        2,255,000                            Hughes Satellite Systems Corp.,
                                             5.25%, 8/1/26                                          2,345,200
          450,000                            Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)               459,000
        1,075,000                            Sirius XM Radio, Inc., 5.375%,
                                             7/15/26 (144A)                                         1,131,438
          653,000                            Time Warner Cable LLC, 4.125%, 2/15/21                   678,044
        2,800,000                            Videotron, Ltd., 5.375%, 6/15/24 (144A)                3,038,000
                                                                                                -------------
                                                                                                $  12,456,204
                                                                                                -------------
                                             Total Media                                        $  15,298,048
-------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 2.4%
                                             Brewers -- 0.7%
        2,020,000                            Anheuser-Busch InBev Finance, Inc.,
                                             2.65%, 2/1/21                                      $   2,052,806
-------------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 1.2%
          690,000                            JBS USA LUX SA, 8.25%, 2/1/20 (144A)               $     696,900
        1,295,000                            Marfrig Holdings Europe BV, 6.875%,
                                             6/24/19 (144A)                                         1,333,850
        1,690,000                            Post Holdings, Inc., 5.5%, 3/1/25 (144A)               1,753,375
                                                                                                -------------
                                                                                                $   3,784,125
-------------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.5%
        1,515,000                            Reynolds American, Inc., 4.85%, 9/15/23            $   1,662,802
                                                                                                -------------
                                             Total Food, Beverage & Tobacco                     $   7,499,733
-------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                                             Health Care Facilities -- 2.1%
        3,340,000                            HCA, Inc., 5.25%, 4/15/25                          $   3,611,375
        1,740,000                            Kindred Healthcare, Inc., 8.0%, 1/15/20                1,709,011

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- (continued)
        1,225,000                            RegionalCare Hospital Partners Holdings,
                                             Inc., 8.25%, 5/1/23 (144A)                         $   1,287,781
                                                                                                -------------
                                                                                                $   6,608,167
-------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 2.2%
        3,140,000                            Centene Corp., 4.75%, 1/15/25                      $   3,257,750
        1,780,000                            Molina Healthcare, Inc., 5.375%, 11/15/22              1,834,468
        1,750,000                            WellCare Health Plans, Inc., 5.25%, 4/1/25             1,841,875
                                                                                                -------------
                                                                                                $   6,934,093
-------------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.7%
        2,150,000                            Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)         $   2,279,000
                                                                                                -------------
                                             Total Health Care Equipment & Services             $  15,821,260
-------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY &
                                             LIFE SCIENCES -- 0.6%
                                             Pharmaceuticals -- 0.6%
          605,000                            Valeant Pharmaceuticals International,
                                             Inc., 6.5%, 3/15/22 (144A)                         $     639,788
        1,250,000                            Valeant Pharmaceuticals International,
                                             Inc., 7.0%, 3/15/24 (144A)                             1,334,488
                                                                                                -------------
                                                                                                $   1,974,276
                                                                                                -------------
                                             Total Pharmaceuticals, Biotechnology &
                                             Life Sciences                                      $   1,974,276
-------------------------------------------------------------------------------------------------------------
                                             BANKS -- 6.9%
                                             Diversified Banks -- 6.9%
EUR     1,000,000       8.88                 Banco Bilbao Vizcaya Argentaria SA,
                                             Variable Rate Note (Perpetual)                     $   1,372,602
        1,445,000       6.30    3M LIBOR+    Bank of America Corp., Floating Rate
                                455.3bps     Note (Perpetual)                                       1,632,850
        2,605,000       7.62    USSW5+       BNP Paribas SA, Floating Rate Note
                                631.4bps     (Perpetual) (144A)                                     2,862,244
        2,640,000                            BPCE SA, 4.875%, 4/1/26 (144A)                         2,803,540
EUR     1,200,000       6.62                 Cooperatieve Rabobank UA, Variable
                                             Rate Note (Perpetual)                                  1,598,637
          833,000       6.12                 Danske Bank AS, Variable Rate
                                             Note (Perpetual)                                         893,956
        1,780,000       6.00    USISDA05+    HSBC Holdings Plc, Floating Rate
                                374.6bps     Note (Perpetual)                                       1,861,702
        2,685,000       6.50    USSW5+       ING Groep NV, Floating Rate Note,
                                444.6bps     12/29/49                                               2,876,440
ARS     8,152,000                            Letras Banco Central Argentina, 4/18/18 (c)              409,146
        1,300,000       8.62    USSW5+       Royal Bank of Scotland Group Plc, Floating
                                759.8bps     Rate Note (Perpetual)                                  1,441,375
        1,200,000       7.38    USSW5+       Societe Generale SA, Floating Rate Note
                                623.8bps     (Perpetual) (144A)                                     1,299,000

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 23

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
        1,400,000       6.00                 Swedbank AB, Variable Rate
                                             Note (Perpetual)                                   $   1,485,554
EUR     1,055,000       9.25                 UniCredit S.p.A., Variable Rate
                                             Note (Perpetual)                                       1,447,539
                                                                                                -------------
                                                                                                $  21,984,585
                                                                                                -------------
                                             Total Banks                                        $  21,984,585
-------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.3%
                                             Other Diversified Financial Services -- 0.4%
        1,000,000                            Fixed Income Trust Series 2013-A,
                                             10/15/97 (Step) (144A) (c)(f)(g)                   $   1,077,100
          100,000       0.00                 Tiers Trust, Variable Rate Note, 10/15/97
                                             (144A) (f)(g)                                            128,968
                                                                                                -------------
                                                                                                $   1,206,068
-------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 1.0%
        1,120,000                            Nationstar Mortgage LLC, 6.5%, 6/1/22              $   1,150,800
          825,000                            Nationstar Mortgage LLC, 6.5%, 7/1/21                    841,500
        1,330,000                            Park Aerospace Holdings, Ltd., 5.25%,
                                             8/15/22 (144A)                                         1,383,200
                                                                                                -------------
                                                                                                $   3,375,500
-------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.4%
INR    80,340,000                            International Finance Corp., 6.3%, 11/25/24        $   1,251,638
-------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.8%
        2,290,000                            UBS AG, 7.625%, 8/17/22                            $   2,699,338
-------------------------------------------------------------------------------------------------------------
                                             Diversified Capital Markets -- 0.7%
        1,955,000       7.12                 Credit Suisse Group AG, Variable Rate
                                             Note (Perpetual)                                   $   2,108,956
                                                                                                -------------
                                             Total Diversified Financials                       $  10,641,500
-------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 3.8%
                                             Multi-line Insurance -- 0.8%
        2,500,000                            Liberty Mutual Group, Inc., 4.25%,
                                             6/15/23 (144A)                                     $   2,670,260
-------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 3.0%
          500,000                            Arlington Segregated Account (Artex SAC
                                             Ltd.), Variable Rate Notes, 8/31/16 (d)(e)(f)      $      24,300
          250,000       4.49    3M LIBOR+    Atlas IX Capital DAC, Floating Rate Note,
                                325bps       1/17/19 (Cat Bond) (144A)                                253,500
          500,000                            Berwick Segregated Account (Artex SAC Ltd.),
                                             Variable Rate Note, 1/22/16 (d)(e)(f)                     15,000
          500,000                            Carnoustie 2016-N,Segregated Account
                                             (Artex SAC Ltd.), Variable Rate Notes,
                                             11/30/20 (d)(e)(f)                                        54,100

The accompanying notes are an integral part of these financial statements.

24  Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
          500,000                            Carnoustie Segregated Account (Artex
                                             SAC Ltd.), Variable Rate Notes,
                                             11/30/21 (d)(e)(f)                                 $     417,700
        1,500,000                            Carnoustie Segregated Account (Artex
                                             SAC Ltd.), Variable Rate Notes,
                                             2/19/16 (d)(e)(f)                                         30,600
          250,000                            Cypress 2017 Segregated Account
                                             (Artex SAC Ltd.), Variable Rate Notes,
                                             1/10/18 (d)(e)(f)                                        215,525
          250,000       7.38    6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                                625bps       1/8/20 (Cat Bond) (144A)                                 234,125
          400,000       6.38    6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                                525bps       1/8/20 (Cat Bond) (144A)                                 388,320
          250,000       9.13    6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                                800bps       1/8/20 (Cat Bond) (144A)                                 202,675
           52,500       1.54    T-BILL 3M +  Gator Re, Ltd., Floating Rate Note,
                                50bps        1/9/20 (Cat Bond) (144A)                                       1
          250,000       3.31    T-BILL 3M +  Golden State Re II, Ltd., Floating Rate
                                220bps       Note, 1/8/19 (Cat Bond) (144A)                           249,800
        2,000,000                            Gullane Segregated Account (Artex
                                             SAC Ltd.), Variable Rate Notes,
                                             11/30/21 (d)(e)(f)                                     1,960,400
          250,000      11.15    6M LIBOR+    Kilimanjaro II Re, Ltd., Floating Rate Note,
                                1000bps      4/20/21 (Cat Bond) (144A)                                149,600
          350,000       5.51    T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate Note,
                                450bps       4/30/18 (Cat Bond) (144A)                                318,745
          400,000       5.76    T-BILL 3M+   Kilimanjaro Re, Ltd., Floating Rate Note,
                                475bps       4/30/18 (Cat Bond) (144A)                                399,000
          250,000       0.00                 Limestone Re, Ltd., Floating Rate Note
                                             8/31/21 (Cat Bond)                                       221,775
          250,000                            Lorenz Re, Variable Rate Notes,
                                             3/31/20 (d)(e)(f)                                        235,550
        2,000,000                            Pangaea Re, Series 2015-1, Principal at
                                             Risk Notes, 2/1/19 (d)(e)(f)                               9,000
        2,000,000                            Pangaea Re, Series 2015-2, Principal at
                                             Risk Notes, 11/30/19 (d)(e)(f)                            20,800
        1,000,000                            Pangaea Re, Variable Rate Notes,
                                             2/1/20 (d)(e)(f)                                          66,100
        1,000,000                            Pangaea Re, Variable Rate Notes,
                                             11/30/21 (d)(e)(f)                                       955,800
          700,000                            Prestwick Segregated Account (Artex
                                             SAC Ltd.), Variable Rate Notes,
                                             7/1/16 (d)(e)(f)                                          11,900
         250,000        6.40    T-BILL 3M+   Residential Reinsurance 2016, Ltd., Floating
                                537bps       Rate Note, 12/6/23 (Cat Bond) (144A)                     246,850
         250,000                             Resilience Re, Ltd., Varible Rate Notes,
                                             1/12/18 (d)(e)(f)                                        236,325

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 25

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
          250,000       4.50                 Resilience Re, Ltd., Variable Rate Note,
                                             1/9/19 (d)(e)(f)                                   $     250,000
AUD       300,000                            Rw0009 Segregated Account (Artex SAC
                                             Ltd.), Variable Rate Notes, 1/10/18 (d)(e)(f)             17,057
          500,000                            Silverton Re, Ltd., Variable Rate Notes,
                                             9/18/18 (144A) (d)(e)(f)                                  14,000
        1,200,000                            St. Andrews Segregated Account (Artex SAC
                                             Ltd.), Variable Rate Notes, 1/22/16 (d)(e)(f)             23,640
          217,248                            St. Andrews Segregated Account (Artex SAC
                                             Ltd.), Variable Rate Notes, 6/1/19 (d)(e)(f)             199,347
          250,000                            Sunningdale Segregated Account (Artex
                                             SAC Ltd.), Variable Rate Notes,
                                             1/16/18 (d)(e)(f)                                        243,025
          250,000       4.68    ZERO+        Ursa Re, Ltd., Floating Rate Note,
                                400bps       12/10/19 (Cat Bond) (144A)                               251,200
        1,250,000                            Versutus 2016, Class A-1, Variable Rate
                                             Notes, 11/30/20 (d)(e)(f)                                 53,250
        1,500,000                            Versutus, Variable Rate Notes,
                                             11/30/21 (d)(e)(f)                                     1,485,300
                                                                                                -------------
                                                                                                $   9,454,310
                                                                                                -------------
                                             Total Insurance                                    $  12,124,570
-------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.5%
                                             IT Consulting & Other Services -- 0.5%
        1,500,000                            Dell International LLC, 4.42%,
                                             6/15/21 (144A)                                     $   1,574,873
                                                                                                -------------
                                             Total Software & Services                          $   1,574,873
-------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                             Communications Equipment -- 0.4%
        1,700,000                            Avaya, Inc., 4/1/19 (144A) (c)                     $   1,436,500
                                                                                                -------------
                                             Total Technology Hardware & Equipment              $   1,436,500
-------------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.4%
                                             Semiconductor Equipment -- 0.4%
        1,250,000                            Sensata Technologies BV, 5.0%,
                                             10/1/25 (144A)                                     $   1,317,562
                                                                                                -------------
                                             Total Semiconductors & Semiconductor
                                             Equipment                                          $   1,317,562
-------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 3.1%
                                             Integrated Telecommunication Services -- 2.4%
        3,555,000                            CenturyLink, Inc., 5.8%, 3/15/22                   $   3,543,268
        1,400,000                            Level 3 Financing, Inc., 5.375%, 5/1/25                1,439,375
        1,335,000                            Sprint Capital Corp., 6.875%, 11/15/28                 1,495,200

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- (continued)
        1,175,000                            Verizon Communications, Inc.,
                                             2.625%, 2/21/20                                    $   1,194,347
                                                                                                -------------
                                                                                                $   7,672,190
-------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.7%
        1,400,000                            T-Mobile USA, Inc., 6.625%, 4/1/23                 $   1,473,528
          300,000                            Unison Ground Lease Funding LLC,
                                             5.78%, 3/16/43 (144A)                                    297,848
          400,000                            WCP Issuer llc, 6.657%, 8/15/20 (144A)                   414,033
                                                                                                -------------
                                                                                                $   2,185,409
                                                                                                -------------
                                             Total Telecommunication Services                   $   9,857,599
-------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 3.5%
                                             Electric Utilities -- 0.5%
        1,190,000       8.13    USSW5+       Enel S.p.A., Floating Rate Note, 9/24/73
                                588bps       (144A)                                             $   1,441,388
          118,000                            NextEra Energy Operating Partners LP, 4.5%,
                                             9/15/27 (144A)                                           120,212
                                                                                                -------------
                                                                                                $   1,561,600
-------------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 1.4%
        2,715,000                            DCP Midstream Operating LP,
                                             3.875%, 3/15/23                                    $   2,660,700
          300,000                            DCP Midstream Operating LP,
                                             5.6%, 4/1/44                                             279,750
        1,500,000                            Ferrellgas LP, 6.75%, 6/15/23                          1,447,500
                                                                                                -------------
                                                                                                $   4,387,950
-------------------------------------------------------------------------------------------------------------
                                             Independent Power Producers & Energy Traders -- 1.6%
        2,145,000                            Calpine Corp., 5.75%, 1/15/25                      $   2,024,344
        1,085,000                            Dynegy, Inc., 8.125%, 1/30/26 (144A)                   1,117,550
        1,910,000                            NRG Energy, Inc., 6.625%, 1/15/27                      2,000,725
                                                                                                -------------
                                                                                                $   5,142,619
                                                                                                -------------
                                             Total Utilities                                    $  11,092,169
-------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $155,008,709)                                $ 160,939,672
-------------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 16.1%
        9,025,000                            U.S. Treasury Bills, 10/12/17 (c)                  $   9,022,683
        6,090,000                            U.S. Treasury Bills, 10/19/17 (c)                      6,087,358
        2,045,000                            U.S. Treasury Bills, 10/26/17 (c)                      2,043,724
        1,500,000                            U.S. Treasury Bills, 10/5/17 (c)                       1,499,909
        2,790,000                            U.S. Treasury Bills, 11/2/17 (c)                       2,787,694
        7,700,000                            U.S. Treasury Bonds, 4.5%, 2/15/36                     9,904,426

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 27

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- (continued)
        1,665,000       1.22    USBMMY3M+    U.S. Treasury Note, Floating Rate
                                16.79bps     Note, 10/31/17                                     $   1,665,223
        6,600,000                            U.S. Treasury Notes, 1.125%, 6/30/21                   6,447,375
       11,900,000                            U.S. Treasury Notes, 1.875%, 5/31/22                  11,891,166
                                                                                                -------------
                                                                                                $  51,349,558
-------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                             (Cost $51,363,989)                                 $  51,349,558
-------------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 1.6%
ARS    10,040,000                            Argentine Bonos del Tesoro, 15.5%, 10/17/26        $     615,391
ARS     9,350,000                            Argentine Bonos del Tesoro, 22.75%, 3/5/18               533,404
        1,500,000                            Ecuador Government International Bond,
                                             7.95%, 6/20/24                                         1,483,125
EGP    21,400,000                            Egypt Treasury Bills, 5/29/18 (c)                      1,087,566
UYU    39,685,000                            Uruguay Government International Bond,
                                             9.875%, 6/20/22 (144A)                                 1,476,840
                                                                                                -------------
                                                                                                $   5,196,326
-------------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $5,119,331)                                  $   5,196,326
-------------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 19.0%**
                                             ENERGY -- 0.3%
                                             Oil & Gas Exploration & Production -- 0.3%
          800,000       8.81    LIBOR +      Chesapeake Energy Corp., Class A Loan,
                                750 bps      8/17/21                                            $     862,750
                                                                                                -------------
                                             Total Energy                                       $     862,750
-------------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.6%
                                             Diversified Chemicals -- 0.3%
          332,558       0.00    LIBOR +      Tronox Blocked Borrower LLC, Blocked Dollar
                                300 bps      Term Loan (First Lien), 9/14/24                    $     334,195
          767,442       0.00    LIBOR +      Tronox Finance LLC, Initial Dollar Term Loan
                                300 bps      (First Lien), 9/14/24                                    771,219
                                                                                                -------------
                                                                                                $   1,105,414
-------------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.3%
        1,000,000       4.46                 CD&R Waterworks Merger Sub LLC, Initial
                                             Term Loan, 7/21/24                                 $   1,005,250
-------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.6%
          746,124       5.58    LIBOR +      Coveris Holdings SA (f.k.a. Exopack
                                425 bps      Holdings SA), USD Term B-1
                                             Loan, 6/29/22                                      $     745,425

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- (continued)
          997,449       4.81    LIBOR +      Tekni-Plex, Inc., Tranche B-1 Term Loan
                                350 bps      (First Lien), 4/15/22                              $     998,903
                                                                                                -------------
                                                                                                $   1,744,328
-------------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
          199,000       6.83    LIBOR +      Caraustar Industries, Inc., Refinancing Term
                                550 bps      Loan, 3/9/22                                       $     199,435
-------------------------------------------------------------------------------------------------------------
                                             Steel -- 0.3%
          994,987       4.07    LIBOR +      Zekelman Industries, Inc., Term Loan,
                                275 bps      6/8/21                                             $     999,962
                                                                                                -------------
                                             Total Materials                                    $   5,054,389
-------------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 3.0%
                                             Aerospace & Defense -- 0.8%
          925,000       2.75    LIBOR +      MacDonald, Dettwiler and Associates, Ltd.,
                                275 bps      Term Loan B, 7/5/24                                $     926,569
          750,000       0.00                 StandardAero Aviation Holdings, Inc.,
                                             Term Loan, 7/7/22                                        755,759
          992,074       6.08    LIBOR +      The SI Organization, Inc., Term Loan (First
                                475 bps      Lien), 11/19/19                                        1,007,109
                                                                                                -------------
                                                                                                $   2,689,437
-------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.3%
          898,626       4.33    LIBOR +      Builders FirstSource, Inc., Refinancing Term
                                300 bps      Loan, 2/29/24                                      $     901,903
-------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.6%
          746,117       4.24    LIBOR +      Filtration Group, Inc., Term Loan (First
                                300 bps      Lien), 11/21/20                                    $     752,568
          995,000       4.58    LIBOR +      Gates Global LLC, Initial B-1 Dollar Term
                                325 bps      Loan, 3/30/24                                          1,000,428
                                                                                                -------------
                                                                                                $   1,752,996
-------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy
                                             Trucks -- 0.3%
          890,932       5.24    LIBOR +      Navistar, Inc., Tranche B Term Loan,
                                400 bps      8/7/20                                             $     898,913
-------------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.6%
          577,058       4.31    LIBOR +      Columbus Mckinnon Corp., Initial Term
                                300 bps      Loan, 1/20/24                                      $     580,838
        1,307,718       5.48    LIBOR +      NN, Inc., Tranche B Term Loan, 10/19/22
                                425 bps                                                             1,310,170
                                                                                                -------------
                                                                                                $   1,891,008
-------------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.4%
        1,308,438       3.98    LIBOR +      Univar USA, Inc., Term B-2 Loan, 7/1/22
                                275 bps                                                         $   1,314,674
                                                                                                -------------
                                             Total Capital Goods                                $   9,448,931
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 29

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                             Environmental & Facilities Services -- 0.3%
        1,000,000       4.58    LIBOR +      Albany Molecular Research, Inc., Initial Term
                                325 bps      Loan (First Lien), 7/28/24                         $   1,004,844
-------------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.4%
           27,828       4.73    LIBOR +      IAP Worldwide Services, Inc., Term Loan,
                                650 bps      7/18/19                                            $      27,689
        1,148,142       3.62    LIBOR +      KAR Auction Services, Inc., Tranche B-4
                                225 bps      Term Loan, 3/11/21                                     1,155,556
                                                                                                -------------
                                                                                                $   1,183,245
                                                                                                -------------
                                             Total Commercial Services & Supplies               $   2,188,089
-------------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Marine -- 0.3%
          461,317       9.98    LIBOR +      Commercial Barge Line Co., Initial Term
                                875 bps      Loan, 11/6/20                                      $     368,246
          487,500       6.32    LIBOR +      Navios Maritime Partners LP (Navios
                                500 bps      Partners Finance (US) Inc.), Initial Term
                                             Loan, 9/14/20                                            486,891
                                                                                                -------------
                                                                                                $     855,137
                                                                                                -------------
                                             Total Transportation                               $     855,137
-------------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.5%
                                             Auto Parts & Equipment -- 0.5%
          393,468       6.08    LIBOR +      Electrical Components International, Inc.,
                                475 bps      Loan, 4/17/21                                      $     396,542
          372,281       4.98    LIBOR +      Federal-Mogul Corporation, Tranche C
                                375 bps      Term, 4/15/21                                            374,337
          896,231       4.00    LIBOR +      Tower Automotive Holdings USA LLC, Initial
                                275 bps      Term Loan, 3/6/24                                        900,338
                                                                                                -------------
                                                                                                $   1,671,217
                                                                                                -------------
                                             Total Automobiles & Components                     $   1,671,217
-------------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.2%
                                             Leisure Products -- 0.2%
          497,487       4.24    LIBOR +      BRP US, Inc., Term B Loan, 6/30/23
                                300 bps                                                         $     501,130
                                                                                                -------------
                                             Total Consumer Durables & Apparel                  $     501,130
-------------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 3.1%
                                             Casinos & Gaming -- 0.5%
          518,211       3.56    LIBOR +      Eldorado Resorts, Inc., Term Loan,
                                225 bps      3/16/24                                            $     518,319
          997,500       4.51    LIBOR +      Scientific Games International, Inc., Initial
                                325 bps      Term B-4 Loan, 8/14/24                                 1,000,462
                                                                                                -------------
                                                                                                $   1,518,781
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.4%
        1,122,572       7.50    PRIME +      L.A. Fitness International, LLC, Tranche B
                                325 bps      Term Loan (First Lien), 4/25/20                    $   1,134,149
-------------------------------------------------------------------------------------------------------------
                                             Education Services -- 0.8%
          815,553       5.74    LIBOR +      Laureate Education, Inc., Series 2024 Term
                                450 bps      Loan, 4/21/24                                      $     819,800
        1,826,875       5.24    LIBOR +      McGraw-Hill Global Education Holdings LLC,
                                400 bps      Term B Loan (First Lien), 5/2/22                       1,797,378
                                                                                                -------------
                                                                                                $   2,617,178
-------------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 1.4%
        1,994,937       5.78    LIBOR +      Allied Universal Holdco LLC, Initial Term Loan
                                375 bps      (First Lien), 7/28/22                              $   1,995,144
          997,500       6.33    LIBOR +      Constellis Holdings LLC, Term B Loan (First
                                500 bps      Lien), 4/18/24                                           995,006
          994,859       5.48    LIBOR +      Genex Holdings, Inc., Term B Loan (First
                                425 bps      Lien), 5/22/21                                           991,128
          498,744       5.05    LIBOR +      Kuehg Corp., Term B-2 Loan, 8/13/22
                                375 bps                                                               499,617
                                                                                                -------------
                                                                                                $   4,480,895
                                                                                                -------------
                                             Total Consumer Services                            $   9,751,003
-------------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.5%
                                             Broadcasting -- 0.2%
          500,000       2.25    LIBOR +      The E.W. Scripps Co., Term Loan B,
                                225 bps      8/16/24                                            $     502,344
-------------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.1%
          496,154       3.74    LIBOR +      Rovi Solutions Corp., Term B Loan,
                                250 bps      7/2/21                                             $     498,413
-------------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
          744,375       4.58    LIBOR +      Trader Corp., 2017 Refinancing Term Loan
                                325 bps      (First Lien), 9/28/23                              $     744,375
                                                                                                -------------
                                             Total Media                                        $   1,745,132
-------------------------------------------------------------------------------------------------------------
                                             RETAILING -- 1.1%
                                             Department Stores -- 0.1%
          493,631       5.57    LIBOR +      JC Penney Corp., Inc., Term Loan (2016),
                                425 bps      6/10/23                                            $     483,347
-------------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 0.4%
        1,181,112       4.50    LIBOR +      Apex Tool Group LLC, Term Loan, 2/1/20
                                325 bps                                                         $   1,149,615
-------------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.3%
        1,000,000       5.31    LIBOR +      Staples, Inc., Closing Date Term Loan,
                                400 bps      8/15/24                                            $     996,252
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 31

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.3%
          865,918       4.98    LIBOR +      CWGS Group LLC, Term Loan, 11/3/23
                                375 bps                                                         $     871,438
                                                                                                -------------
                                             Total Retailing                                    $   3,500,652
-------------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.2%
                                             Food Retail -- 0.2%
          621,235       4.32    LIBOR +      Albertson's LLC, 2017-1 Term B-6 Loan,
                                300 bps      6/22/23                                            $     598,160
                                                                                                -------------
                                             Total Food & Staples Retailing                     $     598,160
-------------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.8%
                                             Packaged Foods & Meats -- 0.6%
          968,906       4.01    LIBOR +      Chobani, LLC (Chobani Idaho LLC), Closing
                                275 bps      Date Term Loan (First Lien), 10/10/23              $     973,347
        1,000,000       5.48    LIBOR +      Dole Food Co., Inc., Tranche B Term Loan,
                                425 bps      3/23/24                                                1,005,208
                                                                                                -------------
                                                                                                $   1,978,555
-------------------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.2%
          500,000       4.74    LIBOR +      AI Aqua Zip Bidco Pty, Ltd., 2017 Incremental
                                350 bps      Term Loan (First Lien), 12/13/23                   $     502,812
                                                                                                -------------
                                             Total Food, Beverage & Tobacco                     $   2,481,367
-------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
                                             Household Products -- 0.3%
        1,000,000       3.50    LIBOR +      Alphabet Holding Co, Inc., Initial Term Loan
                                350 bps      (First Lien), 8/15/24                              $     992,396
-------------------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.6%
          498,750       5.16    LIBOR +      Albea Beauty Holdings SA, 1st Lien Term
                                200 bps      Loan B, 4/12/24                                    $     499,062
        1,489,969       4.74    LIBOR +      Revlon Consumer Products Corp., Initial
                                350 bps      Term B Loan, 7/22/23                                   1,339,692
                                                                                                -------------
                                                                                                $   1,838,754
                                                                                                -------------
                                             Total Household & Personal Products                $   2,831,150
-------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                             Health Care Supplies -- 0.5%
                1       4.59                 Immucor, Inc., Term Loan, 8/19/18                  $           1
          997,500       4.58    LIBOR +      Kinetic Concepts, Inc., Dollar Term Loan,
                                325 bps      2/1/24                                                   994,695
          497,500       4.24    LIBOR +      Sterigenics-Nordion Holdings LLC,
                                300 bps      Incremental Term Loan, 5/15/22                           498,122
                                                                                                -------------
                                                                                                $   1,492,818
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.5%
           20,149       4.81    LIBOR +      Acadia Healthcare Co, Inc., Tranche B-1
                                350 bps      Term Loan, 2/6/22                                  $      20,366
          498,718       3.98    LIBOR +      CHS, Incremental 2021 Term H Loan,
                                275 bps      1/27/21                                                  502,926
          511,134       4.32    LIBOR +      Concentra, Inc., Tranche B Term Loan
                                300 bps      (First Lien), 5/8/22                                     509,147
          550,000       4.32    LIBOR +      Select Medical Corp., Tranche B Term
                                300 bps      Loan, 2/13/24                                            551,874
                                                                                                -------------
                                                                                                $   1,584,313
-------------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.0%+
           18,817      10.25    LIBOR +      MMM Holdings, Inc., Term Loan,
                                875 bps      10/9/17 (h)                                        $      18,441
           13,680      10.25    LIBOR +      MSO of Puerto Rico, Inc., MSO Term
                                875 bps      Loan, 12/12/17 (h)                                        13,406
                                                                                                -------------
                                                                                                $      31,847
                                                                                                -------------
                                             Total Health Care Equipment & Services             $   3,108,978
-------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.0%
                                             Other Diversified Financial Services -- 0.2%
          623,268       3.56    LIBOR +      Fly Funding II S.a.r.l., Term Loan, 8/9/19
                                225 bps                                                         $     625,345
-------------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.4%
          994,060       3.98    LIBOR +      Vistra Operations Co., LLC, Initial Term C
                                275 bps      Loan, 8/4/23                                       $     997,255
          228,429       3.98    LIBOR +      Vistra Operations Co., LLC, Initial Term
                                275 bps      Loan, 8/4/23                                             229,163
                                                                                                -------------
                                                                                                $   1,226,418
-------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.3%
          994,809       5.08    LIBOR +      Duff & Phelps Corp., Initial Term Loan,
                                375 bps      4/23/20                                            $   1,001,648
-------------------------------------------------------------------------------------------------------------
                                             Diversified Capital Markets -- 0.1%
          500,000       3.49    LIBOR +      Outfront Media Capital LLC, Term Loan,
                                225 bps      3/10/24                                            $     503,616
                                                                                                -------------
                                             Total Diversified Financials                       $   3,357,027
-------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.6%
                                             Property & Casualty Insurance -- 0.6%
          997,494       6.27    LIBOR +      Acrisure LLC, Term B Loan (First Lien),
                                500 bps      11/3/23                                            $   1,010,586
        1,000,000       3.00    LIBOR +      USI, Inc. New York, Term Loan B, 5/16/24
                                300 bps                                                               998,125
                                                                                                -------------
                                                                                                $   2,008,711
                                                                                                -------------
                                             Total Insurance                                    $   2,008,711
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 33

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.3%
                                              Specialized REIT -- 0.3%
          994,987       4.24    LIBOR +       Uniti Group, Inc., Shortfall Term Loan,
                                300 bps       10/24/22                                          $     921,601
                                                                                                -------------
                                              Total Real Estate                                 $     921,601
-------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 2.2%
                                              Internet Software & Services -- 0.3%
          997,500       4.31    LIBOR +       Rackspace Hosting, Inc., 2017 Refinancing
                                300 bps       Term B Loan (First Lien), 11/3/23                 $     997,679
-------------------------------------------------------------------------------------------------------------
                                              IT Consulting & Other Services -- 0.3%
          900,000       3.48    LIBOR +       Booz Allen Hamilton, Inc., New Refinancing
                                225 bps       Tranche B Term Loan, 6/30/23                      $     905,962
-------------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced Services -- 0.4%
        1,268,318       3.98    LIBOR +       WEX, Inc., Term B-2 Loan, 7/1/23
                                275 bps                                                         $   1,281,794
-------------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.5%
        1,000,000       0.00    LIBOR +       Applied Systems, Inc., Initial Term Loan
                                325 bps       (First Lien), 9/19/24                             $   1,010,833
          745,869       6.58    LIBOR +       STG-Fairway Acquisitions, Inc., Term Loan
                                525 bps       (First Lien), 6/30/22                                   727,222
                                                                                                -------------
                                                                                                $   1,738,055
-------------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.7%
        1,160,344       3.81    LIBOR +       MA Financeco LLC, Tranche B-2 Term
                                275 bps       Loan, 11/20/21                                    $   1,161,915
          942,190       4.58    LIBOR +       Sybil Software LLC, Initial Refinancing
                                325 bps       Dollar Term Loan, 9/30/23                               947,743
                                                                                                -------------
                                                                                                $   2,109,658
                                                                                                -------------
                                              Total Software & Services                         $   7,033,148
-------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                              Electronic Components -- 0.1%
          497,449       6.08    LIBOR +       Mirion Technologies Finance LLC, Initial Term
                                475 bps       Loan (First Lien), 1/26/22                        $     498,796
                                                                                                -------------
                                              Total Technology Hardware & Equipment             $     498,796
-------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.1%
                                              Integrated Telecommunication Services -- 0.1%
           81,768       4.75    LIBOR +       Securus Technologies Holdings, Inc., Initial
                                350 bps       Term Loan (First Lien), 4/30/20                   $      82,547
          299,250       4.06    LIBOR +       SFR Group SA, USD TLB-11 Term Loan,
                                275 bps       6/22/25                                                 298,806
                                                                                                -------------
                                                                                                $     381,353
                                                                                                -------------
                                               Total Telecommunication Services                 $     381,353
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-------------------------------------------------------------------------------------------------------------
                    Effective   Reference
Principal           Interest    Index +
Amount ($)(j)       Rate (a)    Spread (b)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.5%
                                             Electric Utilities -- 0.5%
          686,396       6.34    LIBOR +      APLP Holdings LP, Term Loan, 4/12/23
                                425 bps                                                         $     693,547
          981,515       4.99    LIBOR +      TPF II Power, LLC, Term Loan, 10/2/21
                                375 bps                                                               987,998
                                                                                                -------------
                                                                                                $   1,681,545
                                                                                                -------------
                                             Total Utilities                                    $   1,681,545
-------------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                             (Cost $60,725,106)                                 $  60,480,266
-------------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENT -- 0.5%
                                             Repurchase Agreement -- 0.5%
        1,660,000                            $1,660,000 ScotiaBank, 1.05%, dated
                                             9/29/17 plus accrued interest on 10/2/17
                                             collateralized by the following:
                                             $1,538 Freddie Mac Giant, 4.5%, 5/1/47
                                             $386,862 Federal National Mortgage
                                             Association, 3.0%, 12/1/40-7/1/47
                                             $1,304,948 Government National Mortgage
                                             Association, 3.0%, 8/20/47                         $   1,660,000
-------------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENT
                                             (Cost $1,660,000)                                  $   1,660,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                             Strike     Expiration
Contracts      Description           Counterparty        Notional     Price      Date
-------------------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS -- 0.1%
               PUT OPTIONS -- 0.1%
       53      S&P 500 Index         Citigroup Global
                                     Markets, Inc.        116,759     $2,375     10/20/17       $       9,010
    1,329      Ishares IBOXX         Citigroup Global
               USD High Yield        Markets, Inc.         87,714         86     10/20/17              13,290
    1,700      Ishares IBOXX         Citigroup Global
               USD High Yield        Markets, Inc.         96,900         85     11/17/17              27,200
       61      S&P 500 Index         Citigroup Global
                                     Markets, Inc.        128,283      2,325     11/17/17              34,770
    1,695      Ishares IBOXX         Citigroup Global
               USD High Yield        Markets, Inc.         91,530         85     12/15/17              60,172
       61      S&P 500 Index         Citigroup Global
                                     Markets, Inc.        108,763      2,350     12/15/17              79,300
                                                                                                -------------
                                                                                                $     223,742
-------------------------------------------------------------------------------------------------------------
               TOTAL PUT OPTIONS
               (Premiums paid $629,949)                                                         $     223,742
-------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN UNAFFILIATED ISSUERS -- 96.6%
               (Cost $303,628,184)                                                              $ 308,164,782
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 35

-------------------------------------------------------------------------------------------------------------
                                                                                Change in
                                                                  Net           Net Unrealized
                                                                  Realized      Appreciation
Shares                                                 Income     Gain (Loss)   (Depreciation)
-------------------------------------------------------------------------------------------------------------

                 AFFILIATED ISSUERS -- 2.7%
                 CLOSED END FUND -- 2.7%
                 INSURANCE -- 2.7%
                 Property & Casualty Insurance -- 2.7%
  875,286        Pioneer ILS Interval Fund (i)         $--        $--            $609,729       $   8,490,271
-------------------------------------------------------------------------------------------------------------
                 TOTAL CLOSED END FUND                                                          $   8,490,271
-------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN AFFILIATED ISSUERS -- 2.7%
                 (Cost $9,100,000)                                                              $   8,490,271
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Number of                                                             Strike     Expiration
Contracts        Description         Counterparty        Notional     Price      Date
-------------------------------------------------------------------------------------------------------------
                 WRITTEN OPTIONS -- (0.0)%+
                 PUT WRITTEN OPTIONS -- (0.0)+%
      (61)       S&P 500 Index       Citigroup Global
                                     Markets, Inc.        (46,786)    $ 2,200    12/15/17       $    (32,940)
   (1,695)       Ishares IBOXX       Citigroup Global
                 USD High Yield      Markets, Inc.        (27,119)         81    12/15/17            (26,273)
      (61)       S&P 500 Index       Citigroup Global
                                     Markets, Inc.        (51,666)      2,171    11/17/17            (12,810)
   (1,700)       Ishares IBOXX       Citigroup Global
                 USD High Yield      Markets, Inc.        (28,899)         81    11/17/17            (12,750)
   (1,329)       Ishares IBOXX       Citigroup Global
                 USD High Yield      Markets, Inc.        (14,619)         80    10/20/17             (5,316)
      (53)       S&P 500 Index       Citigroup Global
                                     Markets, Inc.        (44,890)      2,225    10/20/17             (2,915)
                                                                                                -------------
                                                                                                $    (93,004)
-------------------------------------------------------------------------------------------------------------
                 TOTAL PUT WRITTEN OPTIONS
                 (Premiums received $(213,979))                                                 $    (93,004)
-------------------------------------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- 0.7%                                             $  2,460,286
-------------------------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                                                     $319,022,339
=============================================================================================================

BPS           Basis Point.

LIBOR         London-Interbank Offer Rate.

PNMR          Panamanian Mortgage Reference Rate.

T-BILL 3M     3 Month Treasury Bill Rate.

USSW5         USD Swap Semi 30/360 5Yr.

USBMMY3M      US Treasury 3 Month Bill Money Market Yield.

USISDA05      USD ICE Swap Rate 5Yr.

ZERO          Zero Constant Index.

+             Amount rounds to less than 0.1% or (0.1)%.

REIT          Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

(Cat Bond)    Catastrophe or event-linked bond. At September 30, 2017, the value of these securities amounted to $2,915,591 or 0.9% of total net assets. See Notes to Financial Statements -- Note 1I.

(Perpetual)   Security with no stated maturity date.

REMICS        Real Estate Mortgage Investment Conduits.

(PIK)         Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 29, 2017, the value of these securities amounted to $78,345,396 or 24.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) Debt obligation with a variable or floating interest rate. Rate shown is rate at period end.

(b) Floating rate note. Reference index and spread shown at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At September 30, 2017, the value of these securities amounted to $6,538,719 or 2.1% of total net assets. See Notes to Financial Statements -- Note 1I.

(e)           Rate to be determined.

(f) Securities that used significant unobservable inputs to determine their value.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(h)           Security is in default.

(i)           Affiliated fund managed by Amundi Pioneer Asset Management, Inc.

(j) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              ARS Argentine Peso

              AUD Australian Dollar

              EGP Egyptian Pound

              EUR Euro

              INR Indian Rupee

              UYU Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2017 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $ 19,687,034        $ 1,353,073
Other Long-Term Securities                        111,354,875         92,006,570

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 37

During the six months ended September 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $4,155,481 and $2,204,292, respectively, which resulted in a net realized loss of $13,395.

SWAP CONTRACTS

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION
OVER THE COUNTER (OTC)

-------------------------------------------------------------------------------------------------------------------------
                                Obligation               Annual                               Unrealized
Notional                        Reference/      Pay/     Fixed   Expiration      Premiums     Appreciation/    Market
Amount ($)(1)   Counterparty    Index           Receive  Rate    Date            (Received)   (Depreciation)   Value
-------------------------------------------------------------------------------------------------------------------------
 (3,750,000)    Goldman         China           Pay      1.00%   12/20/22        $ (77,408)   $ 8,370          $ (69,038)
                Sachs           Government
                International   International
                                Bond
 (7,625,000)    Goldman         Republic        Pay      1.00%   12/20/22         (113,479)    15,958            (97,521)
                Sachs           of Korea
                International
 (3,775,000)    Goldman         Republic        Pay      1.00%   12/20/22          (99,408)   (16,263)          (115,671)
                Sachs           of Japan
                International
-------------------------------------------------------------------------------------------------------------------------
                                                                                 $(290,295)   $ 8,065          $(282,230)
=========================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION
OVER THE COUNTER (OTC)

-------------------------------------------------------------------------------------------------------------------------
                                Obligation               Annual                  Premiums     Unrealized
Notional                        Reference/     Pay/      Fixed   Expiration      Paid         Appreciation/    Market
Amount ($)(1)   Counterparty    Index          Receive   Rate    Date            (Received)   (Depreciation)   Value
-------------------------------------------------------------------------------------------------------------------------
  3,880,000     Goldman         Markit CDX     Receive   5.00%   12/20/17        $(454,688)   $ 486,758        $  32,070
                Sachs           North America
                International   Investment
                                Grade Index
  1,450,000     JPMorgan        Frontier       Receive   5.00%   6/20/19            57,771     (141,882)         (84,111)
                                Communi-
                                cations, Inc.
  1,275,000     Barclays        Windstream     Receive   5.00%   6/20/18          (130,688)     (44,596)        (175,284)
                Bank Plc        Services,
                                Inc.
  1,900,000     Goldman         Ally           Receive   5.00%   12/20/22          326,546       (2,696)         323,850
                Sachs           Financial,
                International   Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                                                 $(201,059)   $ 297,584        $  96,525
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------
                                Obligation                  Annual                             Unrealized
Notional                        Reference/         Pay/     Fixed   Expiration  Premiums       Appreciation/    Market
Amount ($)(1)   Exchange        Index              Receive  Rate    Date        Paid           (Depreciation)   Value
---------------------------------------------------------------------------------------------------------------------------
 9,250,000      Inter-          Markit CDX         Receive  5.00%   6/20/22     $1,195,509     $193,155         $ 1,388,664
                continental     ITRAXX
                Exchange        Crossover Index
 5,850,000      Chicago         Markit CDX         Receive  5.00%   6/20/22        417,617       41,925             459,542
                Mercantile      North America
                Exchange        High Yield
                                Index
21,000,000      Inter-          Markit CDX         Receive  5.00%   12/20/22     2,918,835       29,868           2,948,703
                continental     ITRAXX
                Exchange        Europe Crossover
                                Index
15,925,000      Chicago         Markit CDX         Receive  5.00%   12/20/22     1,180,043       89,622           1,269,665
                Mercantile      North America
                Exchange        High Yield
                                Index
---------------------------------------------------------------------------------------------------------------------------
                                                                                $5,712,004     $354,570         $ 6,066,574
===========================================================================================================================
TOTAL SWAP CONTRACTS                                                  (Premiums $5,220,650)                     $ 5,880,869
===========================================================================================================================

FUTURES CONTRACTS

INDEX FUTURES CONTRACTS

--------------------------------------------------------------------------------------------------------------
Number of
Contracts                        Expiration        Notional               Market                 Unrealized
Long         Description         Date              Amount                 Value                  Depreciation
--------------------------------------------------------------------------------------------------------------
  27         U.S. 2 Year Note    12/29/17           5,842,125             $ 5,823,984            $ (18,141)
 224         U.S. 5 Year Note    12/29/17          26,554,611              26,320,000             (234,611)
  26         U.S. 10 Year Note   12/29/17           3,534,203               3,492,531              (41,672)
--------------------------------------------------------------------------------------------------------------
Total                                              35,930,939             $35,636,515            $(294,424)
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
Number of
Contracts                        Expiration        Notional               Market                 Unrealized
Short        Description         Date              Amount                 Value                  Appreciation
--------------------------------------------------------------------------------------------------------------
  17         U.S. Ultra Bond     12/19/17           2,807,125             $ 2,807,125            $  70,125
--------------------------------------------------------------------------------------------------------------
Total Futures Contracts                            33,123,814             $32,829,390            $(224,299)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 39

FORWARD CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------------------
 as follows:                                                                                     Unrealized
 Currency      In                                                                   Settlement   Appreciation/
 Purchased     Exchange for     Sold        Deliver           Counterparty          Date         Depreciation
--------------------------------------------------------------------------------------------------------------
 RUB               86,315,065   USD             (1,455,566)   Bank Of America NA    12/1/17      $ 27,671
 KRW            3,130,720,762   USD             (2,732,583)   Bank Of America NA    10/10/17        1,157
 USD                2,757,494   KRW         (3,130,720,762)   Bank Of America NA    10/10/17       23,753
 USD                  759,962   GBP               (565,000)   Brown Brothers        11/2/17         1,700
                                                              Harriman And Co.
 SEK               12,158,705   EUR             (1,262,640)   Citibank NA           10/10/17          716
                                                              New York NY
 JPY              333,090,000   USD             (2,956,151)   Citibank NA           10/16/17        5,894
                                                              New York NY
 USD                1,564,990   KRW         (1,766,435,810)   Citibank NA           12/21/17       21,018
                                                              New York NY
 USD                3,123,059   KRW         (3,519,718,597)   Citibank NA           12/21/17       46,610
                                                              New York NY
 PHP               67,009,690   USD             (1,324,826)   Goldman Sachs         11/3/17       (10,509)
                                                              International
 USD                1,418,660   NZD             (1,980,000)   Goldman Sachs         10/5/17       (11,041)
                                                              International
 EUR                1,276,349   USD             (1,505,280)   JPMorgan              10/10/17        3,364
                                                              Chase Bank NA
 USD                1,556,399   GBP             (1,149,569)   JPMorgan              10/20/17       14,353
                                                              Chase Bank NA
 IDR           39,795,398,862   THB            (98,751,000)   JPMorgan              11/27/17      (23,279)
                                                              Chase Bank NA
 INR               91,085,433   USD             (1,408,966)   JPMorgan              12/5/17       (24,742)
                                                              Chase Bank NA
 JPY              173,976,513   USD             (1,569,669)   JPMorgan              12/21/17      (17,310)
                                                              Chase Bank NA
 USD                1,311,088   PHP            (67,009,690)   JPMorgan              11/3/17        (3,228)
                                                              Chase Bank NA
 EUR                  274,837   USD               (331,024)   State Street Bank     10/10/17       (6,166)
                                                              And Trust Co.
 USD                  301,019   EUR               (264,300)   State Street Bank     10/10/17      (11,384)
                                                              And Trust Co.
 USD                4,451,177   EUR             (3,784,715)   State Street Bank     11/13/17      (30,688)
                                                              And Trust Co.
 EUR                1,298,959   GBP             (1,148,740)   State Street Bank     10/20/17       (4,720)
                                                              And Trust Co.
 JPY              345,832,318   USD             (3,117,138)   State Street Bank     12/21/17      (31,342)
                                                              And Trust Co.
 USD                1,211,345   AUD             (1,542,382)   State Street Bank     11/3/17         2,596
                                                              And Trust Co.
--------------------------------------------------------------------------------------------------------------
 TOTAL FORWARD CURRENCY CONTRACTS                                                                $(25,577)
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

               AUD      Australian Dollar
               EUR      Euro
               GBP      Great British Pound
               INR      Indian Rupee
               IDR      Indonesian Rupiah
               JPY      Japanese Yen
               NZD      New Zealand Dollar
               PHP      Philippine Peso
               RUB      Russian Ruble
               KRW      South Korean Won
               SEK      Swedish Krona
               THB      Thai Baht

At September 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $317,734,855 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                                    $ 7,683,702

                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                                     (3,756,833)
                                                                                                -----------
                  Net unrealized appreciation                                                   $ 3,926,869
                                                                                                ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates,prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------------
                                      Level 1          Level 2              Level 3          Total
----------------------------------------------------------------------------------------------------------
Convertible Corporate Bond            $        --      $          9         $        --      $           9
Convertible Preferred Stocks            3,183,273                --                  --          3,183,273
Common Stocks                                  --                --                  31                 31
Asset Backed Securities                        --         8,539,219                  --          8,539,219
Collateralized Mortgage Obligations            --        16,592,686                  --         16,592,686
Corporate Bonds
  Diversified Financials
     Other Diversified
        Financial Services                     --                --           1,206,068          1,206,068
  Insurance
     Reinsurance                               --         2,693,816           6,760,494          9,454,310
  All Other Corporate Bonds                    --       150,279,294                  --        150,279,294
U.S. Government and
  Agency Obligations                           --        51,349,558                  --         51,349,558
Foreign Government Bonds                       --         5,196,326                  --          5,196,326
Senior Floating Rate Loan Interests            --        60,480,266                  --         60,480,266
Repurchase Agreement                           --         1,660,000                  --          1,660,000
Put Options Purchased                     223,742                --                  --            223,742
Closed-End Fund                                --         8,490,271                  --          8,490,271
----------------------------------------------------------------------------------------------------------
Total                                 $ 3,407,015      $305,281,445         $ 7,966,593      $ 316,655,053
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 41

--------------------------------------------------------------------------------------------------------
                                      Level 1          Level 2             Level 3           Total
--------------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation on
  futures contracts                   $(224,299)       $       --          $      --         $ (224,299)
Swap contracts, at value                     --         5,880,869                 --          5,880,869
Net unrealized depreciation on
  forward foreign currency
  transactions                               --           (25,577)                --            (25,577)
Put options written                     (93,004)               --                 --            (93,004)
--------------------------------------------------------------------------------------------------------
Total Other Financial Instruments     $(317,303)       $5,855,292          $      --         $5,537,989
========================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                                               Common        Corporate
                                                               Stocks        Bonds           Total
--------------------------------------------------------------------------------------------------------
Balance as of 3/31/17                                          $ 31          $8,107,653      $8,107,684
Realized gain (loss)(1)                                          --                  --              --
Change in unrealized appreciation (depreciation)(2)              --            (608,339)       (608,339)
Purchases                                                        --             500,000         500,000
Sales                                                            --             (32,752)        (32,752)
Transfers in to Level 3*                                         --                  --              --
Transfers out of Level 3*                                        --                  --              --
--------------------------------------------------------------------------------------------------------
Balance as of 9/30/17                                          $ 31          $7,966,562      $7,966,593
========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2017, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
      still held as of 9/30/17                                                                $(606,889)
                                                                                              =========

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Statement of Assets and Liabilities | 9/30/17 (unaudited)

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $303,628,184)          $ 308,164,782
  Investment in securities of affiliated issuers, at value (cost $9,100,000)                  8,490,271
  Cash                                                                                          726,244
  Foreign currency, at value (cost $1,777)                                                       63,633
  Swap collateral                                                                             3,411,992
  Futures collateral                                                                            237,000
  Receivables --
     Investment securities sold                                                               1,052,544
     Fund shares sold                                                                         7,609,927
     Interest                                                                                 2,629,592
     Dividends                                                                                   16,312
     Due from broker for futures contracts                                                      171,003
  Variation margin on centrally cleared credit default swap contracts                           109,620
  Swap contracts, at value (net premiums paid $5,220,650)                                     5,880,869
  Other assets                                                                                   36,976
--------------------------------------------------------------------------------------------------------
          Total assets                                                                    $ 338,600,765
========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                      $  11,969,339
     Fund shares repurchased                                                                    853,601
     Distributions                                                                              174,435
     Trustee fees                                                                                    27
  Net unrealized depreciation on open forward foreign currency contracts                         25,577
  Net unrealized depreciation on open futures contracts                                         224,299
  Due to broker for swap contracts                                                            6,012,530
  Open put options written (net premiums received $(213,979))                                    93,004
  Variation margin on futures contracts                                                          51,500
  Due to affiliates                                                                              57,445
  Accrued expenses                                                                              116,669
--------------------------------------------------------------------------------------------------------
          Total liabilities                                                               $  19,578,426
========================================================================================================
NET ASSETS:
  Paid-in capital                                                                         $ 364,832,626
  Distributions in excess of net investment income                                           (2,424,228)
  Accumulated net realized loss on investments                                              (47,902,997)
  Net unrealized appreciation on investments                                                  4,516,938
--------------------------------------------------------------------------------------------------------
          Net assets                                                                      $ 319,022,339
========================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $37,320,810/3,961,166 shares)                                         $        9.42
  Class C (based on $38,297,643/4,079,217 shares)                                         $        9.39
  Class Y (based on $243,403,886/25,740,622 shares)                                       $        9.46
MAXIMUM OFFERING PRICE:
  Class A ($9.42 (divided by) 95.5%)                                                      $        9.86
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 43

Statement of Operations (unaudited)

For the Six Months Ended 9/30/17
INVESTMENT INCOME:
   Interest from unaffiliated issuers                                   $6,999,598
   Dividends from unaffiliated issuers                                      90,000
----------------------------------------------------------------------------------------------------
          Total investment income                                                       $ 7,089,598
----------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                      $  934,330
   Transfer agent fees
      Class A                                                               13,685
      Class C                                                               14,224
      Class Y                                                               83,383
   Distribution fees
      Class A                                                               46,439
      Class C                                                              191,406
   Shareholder communications expense                                        5,937
   Administrative expense                                                   48,904
   Custodian fees                                                           33,076
   Registration fees                                                        49,109
   Professional fees                                                        30,291
   Printing expense                                                          7,666
   Fees and expenses of nonaffiliated Trustees                               4,570
   Miscellaneous                                                            24,486
----------------------------------------------------------------------------------------------------
      Total expenses                                                                    $ 1,487,506
      Less fees waived and expenses reimbursed by the Adviser                               (17,987)
----------------------------------------------------------------------------------------------------
      Net expenses                                                                      $ 1,469,519
----------------------------------------------------------------------------------------------------
          Net investment income                                                         $ 5,620,079
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments from unaffiliated issuers                             $1,947,635
      Investments from affiliated issuers                                       --
      Swap contracts                                                     1,892,403
      Written options                                                      461,836
      Futures contracts                                                   (726,368)
      Forward foreign currency contracts                                  (207,991)
      Other assets and liabilities denominated in foreign currencies      (327,880)     $ 3,039,635
----------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments from unaffiliated issuers                             $ (882,657)
      Investments from affiliated issuers                                 (635,206)
      Swap contracts                                                        11,582
      Written options                                                      (34,829)
      Futures contracts                                                   (141,555)
      Forward foreign currency contracts                                    69,485
      Other assets and liabilities denominated in foreign currencies        57,721      $(1,555,459)
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                               $ 1,484,176
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                 $ 7,104,255
====================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  9/30/17             Year Ended
                                                                  (unaudited)         3/31/17
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   5,620,079       $  13,122,886
Net realized gain (loss) on investments                               3,039,635           3,470,701
Change in net unrealized appreciation (depreciation)
  on investments                                                     (1,555,459)         12,507,732
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                         $   7,104,255       $  29,101,319
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.58 per share, respectively)           $    (803,552)      $  (2,480,006)
      Class C ($0.17 and $0.51 per share, respectively)                (691,760)         (2,238,521)
      Class Y ($0.22 and $0.61 per share, respectively)              (4,918,207)        (12,489,189)
----------------------------------------------------------------------------------------------------
          Total distributions to shareowners                      $  (6,413,519)      $ (17,207,716)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  80,316,912       $  86,714,586
Reinvestment of distributions                                         5,400,422          13,886,223
Cost of shares repurchased                                          (38,668,725)       (136,464,160)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                                 $  47,048,609       $ (35,863,351)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $  47,739,345       $ (23,969,748)
NET ASSETS:
Beginning of period                                                 271,282,994         295,252,742
----------------------------------------------------------------------------------------------------
End of period                                                     $ 319,022,339       $ 271,282,994
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                  $  (2,424,228)      $  (1,630,788)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 45

-----------------------------------------------------------------------------------------------
                                Six Months       Six Months
                                Ended            Ended
                                9/30/17          9/30/17          Year Ended     Year Ended
                                Shares           Amount           3/31/17        3/31/17
                                (unaudited)      (unaudited)      Shares         Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        966,896       $  9,150,494       1,214,069    $  11,415,582
Reinvestment of distributions       79,759            754,916         248,351        2,309,664
Less shares repurchased           (853,516)        (8,077,140)     (2,956,245)     (27,483,023)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      193,139       $  1,828,270      (1,493,825)   $ (13,757,777)
===============================================================================================

Class C
Shares sold                        497,444       $  4,693,352         522,227    $   4,883,417
Reinvestment of distributions       63,956            603,420         209,119        1,939,023
Less shares repurchased           (490,337)        (4,624,445)     (1,654,198)     (15,310,288)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)       71,063       $    672,327        (922,852)   $  (8,487,848)
===============================================================================================
Class Y
Shares sold                      7,001,601       $ 66,473,066       7,500,358    $  70,415,587
Reinvestment of distributions      425,288          4,042,086       1,031,639        9,637,536
Less shares repurchased         (2,736,779)       (25,967,140)    (10,048,147)     (93,670,849)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)    4,690,110       $ 44,548,012      (1,516,150)   $ (13,617,726)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year       Year
                                                              9/30/17      Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)  3/30/17     3/30/16     3/30/15     3/30/14    3/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.39     $  8.99     $  9.54     $  9.94     $  10.04   $  9.63
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.18(a)  $  0.44(a)  $  0.42(a)  $  0.40     $   0.41   $  0.51
   Net realized and unrealized gain (loss) on investments         0.06        0.54       (0.58)      (0.47)       (0.12)     0.45
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.24     $  0.98     $ (0.16)    $ (0.07)    $   0.29   $  0.96
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.21)     $ (0.58)    $ (0.39)    $ (0.33)    $  (0.37)  $ (0.55)
   Net realized gain                                               --           --          --          --        (0.02)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.21)     $ (0.58)    $ (0.39)    $ (0.33)    $  (0.39)  $ (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.03      $  0.40     $ (0.55)    $ (0.40)    $  (0.09)  $  0.41
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.42      $  9.39     $  8.99     $  9.54     $   9.94   $ 10.04
===================================================================================================================================
Total return*                                                    2.51%       11.13%      (1.62)%     (0.71)%       2.95%    10.24%
Ratio of net expenses to average net assets                      1.12%**      1.18%       1.19%       1.14%        1.19%     1.20%
Ratio of net investment income (loss) to average net assets      3.79%**      4.71%       4.52%       3.76%        3.89%     5.05%
Portfolio turnover rate                                            68%**       114%         56%         81%          95%       30%
Net assets, end of period (in thousands)                      $37,321      $35,375     $47,311     $92,376     $161,097   $47,233
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.12%**      1.19%       1.19%       1.14%        1.19%     1.48%
   Net investment income (loss) to average net assets            3.79%**      4.70%       4.52%       3.76%        3.89%     4.77%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 47

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year       Year
                                                              9/30/17      Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)  3/30/17     3/30/16     3/30/15     3/30/14    3/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  9.36      $  8.97     $  9.51     $  9.92     $ 10.02    $  9.61
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.14(a)   $  0.36(a)  $  0.36(a)  $  0.31     $  0.34    $  0.44
   Net realized and unrealized gain (loss) on investments        0.06         0.54       (0.58)      (0.46)      (0.13)      0.45
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.20      $  0.90     $ (0.22)    $ (0.15)    $  0.21    $  0.89
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.17)     $ (0.51)    $ (0.32)    $ (0.26)    $ (0.29)   $ (0.48)
   Net realized gain                                               --           --          --          --       (0.02)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.17)     $ (0.51)    $ (0.32)    $ (0.26)    $ (0.31)   $ (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.03      $  0.39     $ (0.54)    $ (0.41)    $ (0.10)   $  0.41
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.39      $  9.36     $  8.97     $  9.51     $  9.92    $ 10.02
===================================================================================================================================
Total return*                                                    2.15%       10.18%      (2.25)%     (1.58)%      2.19%      9.44%
Ratio of net expenses to average net assets                      1.87%**      1.94%       1.95%       1.90%       1.93%      1.95%
Ratio of net investment income (loss) to average net assets      3.05%**      3.94%       3.86%       3.04%       3.18%      4.29%
Portfolio turnover rate                                            68%**       114%         56%         81%         95%        30%
Net assets, end of period (in thousands)                      $38,298      $37,510     $44,207     $70,793     $91,491    $28,796
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.87%**      1.95%       1.95%       1.90%       1.93%      2.23%
   Net investment income (loss) to average net assets            3.05%**      3.93%       3.86%       3.04%       3.18%      4.01%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year       Year
                                                              9/30/17      Ended       Ended       Ended       Ended      Ended
                                                              (unaudited)  3/30/17     3/30/16     3/30/15     3/30/14    3/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.42     $   9.03    $   9.58    $   9.98    $  10.08   $   9.66
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.19(a)  $   0.47(a) $   0.46(a) $   0.41    $   0.44   $   0.55
   Net realized and unrealized gain (loss) on investments         0.07         0.53       (0.58)      (0.45)      (0.12)      0.45
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.26     $   1.00    $  (0.12)   $  (0.04)   $   0.32   $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.22)    $  (0.61)   $  (0.43)   $  (0.36)   $  (0.40)  $  (0.58)
   Net realized gain                                                --           --          --          --       (0.02)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.22)    $  (0.61)   $  (0.43)   $  (0.36)   $  (0.42)  $  (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.04     $   0.39    $  (0.55)   $  (0.40)   $  (0.10)  $   0.42
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.46     $   9.42    $   9.03    $   9.58    $   9.98   $  10.08
===================================================================================================================================
Total return*                                                     2.77%       11.35%      (1.26)%     (0.43)%      3.24%     10.69%
Ratio of net expenses to average net assets                       0.85%**      0.85%       0.85%       0.85%       0.85%      0.85%
Ratio of net investment income (loss) to average net assets       4.07%**      5.01%       4.90%       4.10%       4.24%      5.52%
Portfolio turnover rate                                             68%**       114%         56%         81%         95%        30%
Net assets, end of period (in thousands)                      $243,404     $198,398    $203,736    $397,203    $395,245   $131,013
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.87%**      0.96%       0.96%       0.93%      0.97%       1.21%
   Net investment income (loss) to average net assets             4.05%**      4.90%       4.79%       4.02%      4.12%       5.16%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 49

Notes to Financial Statements |9/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form
N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 51 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

    Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

    Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

    Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At September 30, 2017, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.4% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 53

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    At September 30, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2017 was $(2,300,423). Forward foreign currency contracts outstanding at September 30, 2017 are listed in the Schedule of Investments.

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

    As of March 31, 2017, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid during the year ended March 31, 2017 was as follows:

    ---------------------------------------------------------------------------------------
                                                                                      2017
    ---------------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                           $ 17,207,716
    ---------------------------------------------------------------------------------------
         Total                                                                $ 17,207,716
    =======================================================================================

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2017.

    ---------------------------------------------------------------------------------------
                                                                                      2017
    ---------------------------------------------------------------------------------------
    Undistributed ordinary income                                             $     41,933
    Capital loss carryforward                                                  (51,082,659)
    Current year dividend payable                                                 (181,289)
    Unrealized appreciation                                                      4,720,992
    ---------------------------------------------------------------------------------------
         Total                                                                $(46,501,023)
    =======================================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option, interest on defaulted bonds and futures contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Distributor, earned $12,589 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2017.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 55

G.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 57

J.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2017 is recorded as "Futures Collateral" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended September 30, 2017 was $6,697,589. Open futures contracts at September 30, 2017 are listed in the Schedule of Investments.

K.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2017 are listed at the end of the Fund's Schedule of Investments.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation (depreciation) on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

                   Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 59

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with a broker as collateral at September 30, 2017 is recorded as "Swap Collateral" on the Statement of Assets and Liabilities.

    Open credit default swap contracts at September 30, 2017 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended September 30, 2017 was $4,580,399.

M.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the six months ended September 30, 2017 was $293,508. Purchased option contracts outstanding at period end are listed in the Schedule of Investments.

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

N.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the six months ended September 30, 2017 was $(98,160). Written option contracts outstanding at September 30, 2017 are listed in the Schedule of Investments.

    The Fund held six written options that were open at September 30, 2017. If the options were exercised at September 30, 2017, the maximum amount the Fund would have been required to pay was $213,979.

2.  Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares. Fees waived and expenses reimbursed during the six months ended September 30, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 61

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $47,009 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2017.

3.  Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended September 30, 2017, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
Shareholder Communications:
-------------------------------------------------------------------------------
Class A                                                                  $1,655
Class C                                                                   2,201
Class Y                                                                   2,081
-------------------------------------------------------------------------------
  Total                                                                  $5,937
===============================================================================

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,436 in distribution fees payable to the Distributor at September 30, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2017, CDSCs in the amount of $2,965 were paid to the Distributor.

5.  Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures and Swap Collateral." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 63

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2017.

------------------------------------------------------------------------------------------------------------
                      Derivative Assets        Derivatives     Non-Cash       Cash           Net Amount
                      Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty          Netting Agreement        Offset          Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------------
Citibank NA
  New York NY         $ 74,238                 $     --        $--            $--            $   74,238
Barclays Bank Plc           --                       --         --             --                    --
Brown Brothers
  Harriman & Co.         1,700                       --         --             --                 1,700
Goldman Sachs
  International        511,086                  (40,589)        --             --               470,497
JP Morgan
  Chase Bank NA         17,717                  (17,717)        --             --                    --
State Street Bank
  And Trust Co.          2,596                   (2,596)        --             --                    --
------------------------------------------------------------------------------------------------------------
Total                 $607,337                 $(60,902)       $--            $--            $  546,435
============================================================================================================

------------------------------------------------------------------------------------------------------------
                      Derivative Liabilities   Derivatives     Non-Cash       Cash           Net Amount
                      Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty          Netting Agreement        Offset          Pledged (a)    Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------------
Citibank NA
  New York NY         $     --                 $     --        $--            $      --      $      --
Barclays Bank Plc       44,596                       --         --              (44,596)            --
Brown Brothers
  Harriman & Co.            --                       --         --                   --             --
Goldman Sachs
  International         40,589                  (40,589)        --                   --             --
JP Morgan Chase
  Bank NA              210,441                  (17,717)        --             (192,724)            --
State Street Bank
  And Trust Co.         84,300                   (2,596)        --                   --         81,704
------------------------------------------------------------------------------------------------------------
Total                 $379,926                 $(60,902)       $--            $(237,320)     $  81,704
============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging
   Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2017 was as follows:

-----------------------------------------------------------------------------------------
                                                     Foreign
Statement of Assets        Interest     Credit       Exchange    Equity        Commodity
and Liabilities            Rate Risk    Risk         Rate        Risk          Risk
-----------------------------------------------------------------------------------------
Assets
 Swaps contracts,
   at value                $--          $5,880,869   $--         $--           $--
-----------------------------------------------------------------------------------------
 Total Value               $--          $5,880,869   $--         $--           $--
=========================================================================================

-----------------------------------------------------------------------------------------
                                                     Foreign
Statement of Assets        Interest     Credit       Exchange    Equity        Commodity
and Liabilities            Rate Risk    Risk         Rate        Risk          Risk
-----------------------------------------------------------------------------------------
Liabilities
 Net unrealized
   depreciation of
   forward foreign
   currency contracts      $     --     $--          $25,577     $    --       $--
 Unrealized depreciation
   on futures contracts     224,299      --               --          --        --
 Written options                 --      --               --      93,004        --
-----------------------------------------------------------------------------------------
 Total Value               $224,299     $--          $25,577     $93,004       $--
=========================================================================================

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 65

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------
                                                           Foreign
                              Interest      Credit         Exchange         Equity         Commodity
Statement of Operations       Rate Risk     Risk           Rate Risk        Risk           Risk
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts               $      --     $1,892,403     $      --        $      --      $--
 Futures contracts             (726,368)            --            --               --       --
 Written options                     --             --            --          461,836       --
 Forward foreign
   currency contracts**              --             --      (207,992)              --       --
-----------------------------------------------------------------------------------------------------
 Total Value                  $(726,368)    $1,892,403     $(207,992)       $ 461,836      $--
=====================================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts               $      --     $   11,582     $      --        $      --      $--
 Futures contracts             (141,555)            --            --               --       --
 Written options                     --             --            --          (34,829)      --
 Forward foreign
   currency contracts**              --             --        69,485               --       --
-----------------------------------------------------------------------------------------------------
 Total Value                  $(141,555)    $   11,582     $  69,485        $ (34,829)     $--
=====================================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

7.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2017, the Fund had no borrowings under the credit facility.

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

8.  Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of September 30, 2017, the Fund had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------------------
                                                                                       Unrealized
                                                                                       Appreciation/
Loan                               Shares          Cost              Value             Depreciation
----------------------------------------------------------------------------------------------------
Beacon Roofing Supply
 Inc., Bridge Loan                 695,000         $695,000          $695,000          $--
----------------------------------------------------------------------------------------------------
Total                                              $695,000          $695,000          $--
====================================================================================================

9.  Shareholder Meeting Results

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust X, as noted below) follows:

-------------------------------------------------------------------------------------------------------
                                 For                Against           Abstain          Broker Non-Votes
-------------------------------------------------------------------------------------------------------
Proposal 1 - To approve          14,778,510.845     134,540.888       197,188.888      3,345,682.500
a New Management
Agreement with
the Adviser

-------------------------------------------------------------------------------------------------
                                                            For                     Withhold
-------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
-------------------------------------------------------------------------------------------------
David R. Bock                                               343,352,480.124         5,326,068.613
-------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                        343,252,747.228         5,425,801.509
-------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                        343,431,726.450         5,246,822.287
-------------------------------------------------------------------------------------------------
Lisa M. Jones                                               343,414,583.887         5,263,964.850
-------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                         339,444,451.562         9,234,097.175
-------------------------------------------------------------------------------------------------
Thomas J. Perna                                             343,393,493.010         5,285,055.727
-------------------------------------------------------------------------------------------------
Marguerite A. Piret                                         343,442,072.938         5,236,475.799
-------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                           343,367,033.730         5,311,515.007
-------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                           343,361,588.526         5,316,960.211
-------------------------------------------------------------------------------------------------

*   Proposal 2 was voted on and approved by all series of Pioneer Series
    Trust X. Results reported above reflect the combined votes of all series of the Trust.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 67

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017, Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended March 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended March 31, 2018.

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 69

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

70 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

                           This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 71

                           This page is for your notes.

72 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

                           This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 73

                           This page is for your notes.

74 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

                           This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17 75

                          This page is for your notes.

76 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 25266-06-1117

                        Pioneer Fundamental
                        Growth Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIGFX
                        Class C     FUNCX
                        Class K     PFGKX
                        Class R     PFGRX
                        Class Y     FUNYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Additional Information                                                        42

Trustees, Officers and Service Providers                                      44

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, have returned 14.23% year-to-date through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, have held their own, led by high-yield securities, which produced a year-to-date return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index has returned 3.14% since the start of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of 3.1% in the second quarter. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite some pressure from wage increases. In addition, as the economy continues to grow and we begin to see a modest upturn in inflation, we believe the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 3

Portfolio Management Discussion | 9/30/17

The U.S. stock market generated solid results over the six-month period ended September 30, 2017, sustaining a persistent rally that began in late 2016. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the period. Mr. Acheson and Mr. Cloonan, both senior vice presidents and portfolio managers at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended
     September 30, 2017?

A Pioneer Fundamental Growth Fund's Class A shares returned 8.61% at net asset value during the six-month period ended September 30, 2017, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 10.84%. During the same period, the average return of the 700 mutual funds in Lipper's Large Cap Growth Funds category was 11.28%, and the average return of the 1,450 mutual funds in Morningstar's Large Growth Funds category was 10.44%.

Q How would you describe the investment environment for domestic equities during the six-month period ended September 30, 2017?

A Domestic equities kept gaining ground over the period in a rally characterized by little market volatility and few interruptions, even in the face of some global geopolitical and domestic political concerns. Propelling the market's upward momentum, in part, were strong corporate earnings reports for the first quarter of 2017 as well as continued strength in the energy sector, which had struggled early in the year. Another noteworthy factor sustaining the rally was the expectation that President Trump's new Republican administration, combined with Republican control of Congress, would lead to an era of deregulation in the markets, a development considered particularly important to the financials sector and the small business community. Hopes for a tax reform package featuring reductions in corporate and personal tax rates also drove the market's optimism.

     Over the six months, the U.S. Federal Reserve (the Fed) appeared to slow its pace of interest-rate hikes. After raising the influential federal funds rate twice in the previous six-month period, the Fed hiked rates just once in June 2017, and seemed to back away from its earlier stance of multiple, additional rate increases over the balance of the calendar year, as inflationary pressures remained relatively benign. Near the end of the period, however, the Fed did indicate that it would begin reducing its

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 balance sheet by shedding some of the securities it purchased during its multiple quantitative-easing programs between 2008 and 2014. In addition, a December 2017 federal funds rate hike, which would be the fourth increase dating back to December 2016, seemed likely.

     During the six-month period, there was a sustained rally in the prices of large-cap growth stocks, in particular, led by high-valuation equities and more cyclical industries and sectors, including semiconductors, technology, and financials. Health care stocks, after lagging behind market trends in the previous 18 months, staged a strong rebound as well. In contrast, the consumer staples sector - often viewed as a more defensive area - tended to underperform.

Q What were the primary reasons for the Fund's underperformance of its benchmark, the Russell Index, during the six-month period ended September 30, 2017?

A The Fund produced healthy absolute returns during the period, but lagged the return of the benchmark Russell Index, as we maintained our longer-term approach of emphasizing investments in fundamentally strong companies with high returns on growth capital, strong cash flow and earnings records, and reasonable stock prices. That resulted in our avoiding, or at least de-emphasizing, many of the better-performing, but very high-priced stocks that were the market's leaders over the six months. Some of those companies are in the outperforming industries and sectors we mentioned earlier, such as information technology and semiconductors. We also de-emphasized ownership of stocks of highly cyclical industrial companies, which nevertheless appreciated to price levels that seemed, to us, to reflect highly optimistic expectations for a strong re-acceleration of economic growth trends.

Q Which individual investments had the largest effects on the Fund's benchmark-relative performance during the six-month period ended September 30, 2017, either from a positive or negative standpoint?

A The most significant individual detractor from the Fund's benchmark-relative performance during the six-month period was a position in auto parts retailer O'Reilly Automotive. O'Reilly felt the effects of industry-wide sluggishness in sales, which we believe was the consequence of mild weather, particularly over the winter. However, we think O'Reilly has the potential to continue to expand market share against competitors, and we have maintained the Fund's position. We also retained the Fund's investment in Starbucks, another underperforming consumer discretionary company. Starbucks' growth appeared to slow during the period as the company struggled to fill customer orders during peak-demand times. We

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 5 think the well-managed company will solve those problems, however, as they actually are a consequence of the popularity of Starbucks' brand and products. We did sell the Fund's shares of another consumer discretionary stock that had disappointing performance during the period, Walt Disney.
     We think the iconic entertainment-and-theme park company's prospects are under threat from secular changes in the media industry, which have led to increased fragmentation and competition.

     Stock selection results in health care also tended to hold back the Fund's benchmark-relative returns during the period. Positions in the sector that detracted significantly from relative performance included specialty pharmaceutical company Allergan and medical device manufacturer Medtronic. Allergan underperformed due to market worries about the reliability of future profits from Restasis, a drug used in the treatment of dry eyes. We have maintained the Fund's Allergan investment, however, because of the company's market leadership in aesthetic and dermatology products as well as its promising drug pipeline. We also retained the position in Medtronic, which declined during the period because of lower-than-expected second-quarter results related to supply constraints on a sensor used in treating diabetes. We expect the supply issue to be resolved over the forthcoming quarters.

     Despite the Fund's benchmark-relative underperformance during the period, in what was a positive six months for large-cap stocks overall, several of the portfolio's holdings produced strong results, including positions in the financials, information technology, and industrials sectors. Among the top contributors to the Fund's benchmark-relative returns was financial-transaction processer Mastercard, which delivered strong results as it continued to expand in the global electronics processing business. Mastercard has continued to benefit from long-term secular changes as electronic payments replace cash and check transactions. Another strong contributor to the Fund's relative performance was a position in technology giant Alphabet, parent of Google. Alphabet sustained its growth trajectory from its internet search engine, while creating new opportunities in online video streaming, mapping, and the recently launched YouTube TV. In industrials, shares of Raytheon and Thermo Fisher Scientific were two standout performers for the Fund. Defense company Raytheon turned in strong earnings reports, while the outlook for global defense spending improved. Thermo Fisher also delivered impressive earnings results, while the company's acquisition strategy continued to contribute to its growth. In addition, even though some of the Fund's holdings within health care disappointed, as we noted earlier, shares of biotechnology company Vertex Pharmaceuticals outperformed during the period as the market recognized the potential of Vertex's developing products for the treatment of cystic fibrosis.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Q What were some of the notable changes you made to the Fund's portfolio during the six-month period ended September 30, 2017?

A We added investments in several companies to the portfolio during the six months, including Cooper Industries, PayPal, Accenture, and Charles Schwab. Cooper Industries, which we believe we acquired at an attractive price, is a leading global manufacturer of contact lenses, with a particularly strong market position in specialty lenses, including multi-focal lenses. We think the company's recent investments in product development and manufacturing have positioned it to generate attractive growth and returns on capital. PayPal, meanwhile, has grown to a leadership position in online payments, taking advantage of some of the same secular trends that have benefited Mastercard. Accenture is a leading provider of management consulting, business process outsourcing, and technology services, whose experience throughout the world has given it a competitive advantage. Charles Schwab, meanwhile, has successfully expanded its asset management, brokerage, and banking businesses with a strong brand and significant scale and cost advantages, which have enhanced its competitive position.

     Sales from the portfolio during the period included shares of Kimberly Clark, Schlumberger, Nike, Reynolds American, and Walt Disney, which we discussed earlier. While Kimberly Clark has a prominent brand and is an efficiently managed company, its growth prospects have been affected by increased competition in the personal care industry, which is experiencing greater price pressures as companies fight for market share. We think those industry trends potentially could translate into lower returns on capital. We sold Nike, too, because of our concerns about increased competition. In addition, the company faces slowing growth in the global athletic footwear and apparel business, including in the United States. We liquidated the Fund's investment in oilfield-services firm Schlumberger because of our concerns over management's capital allocation decisions. Finally, we sold the Fund's position in tobacco company Reynolds American during its acquisition by British American Tobacco.

Q Did the Fund have any investments in derivative securities during the six-month period ended September 30, 2017?

A No, the Fund had no investments in any derivatives during the six-month period.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 7

Q    What is your investment outlook?

A Consistent with our investment discipline, we have kept the Fund's portfolio positioned conservatively and continue to avoid many of the very high-valuation stocks. At period-end, the Fund is overweight in health care relative to the Russell Index, as we think stocks in the sector are attractively valued. We also have overweighted the financial services sector with positions in companies we believe can benefit from global growth trends.

     We have become more cautious about the equity market, even in the face of recent improvements in corporate earnings and the potential that pro-growth government fiscal policies, if enacted, could help sustain earnings growth in the coming year. Although current stock prices reflect a generally optimistic view that economic growth will improve further, there are significant risks. The risks include the possibility that the Fed might become more aggressive in tightening monetary policy should inflationary pressures finally begin to rise, that political gridlock in Washington could result in no fiscal stimulus, or that restrictive immigration and trade policies could negatively affect the economy. Moreover, geopolitical issues - most notably tensions with North Korea and Russia - could have negative effects on the markets.

     In addition, stock prices are high by historical comparisons. If one measures by trailing price-to-earnings ratios or by expected, future earnings, current equity prices seem to reflect a best-case scenario. In our view, however, the potential exists that more difficult times could lie ahead.

     We believe this is a good time to prepare for the possibility of more challenging market conditions ahead, and to maintain a portfolio that is conservatively positioned, with the potential to have lower downside volatility should current market trends reverse.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 9

Portfolio Summary | 9/30/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.7%
International Common Stocks                                                 6.3%
U.S. Government Securities                                                  2.5%
Temporary Cash Investment                                                   0.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     37.1%
Health Care                                                                18.0%
Consumer Discretionary                                                     15.0%
Financials                                                                 10.2%
Consumer Staples                                                            9.0%
Industrials                                                                 6.1%
Materials                                                                   2.7%
Energy                                                                      1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            6.69%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        6.67
--------------------------------------------------------------------------------
 3. Alphabet, Inc.                                                         6.40
--------------------------------------------------------------------------------
 4. Mastercard, Inc.                                                       4.91
--------------------------------------------------------------------------------
 5. The Home Depot, Inc.                                                   4.53
--------------------------------------------------------------------------------
 6. Thermo Fisher Scientific, Inc.                                         3.74
--------------------------------------------------------------------------------
 7. Intercontinental Exchange, Inc.                                        3.36
--------------------------------------------------------------------------------
 8. CVS Health Corp.                                                       3.23
--------------------------------------------------------------------------------
 9. Amazon.com, Inc.                                                       3.22
--------------------------------------------------------------------------------
10. Time Warner, Inc.                                                      3.12
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Prices and Distributions | 9/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       9/30/17                         3/31/17
--------------------------------------------------------------------------------
           A                         $22.57                          $20.78
--------------------------------------------------------------------------------
           C                         $20.76                          $19.17
--------------------------------------------------------------------------------
           K                         $22.64                          $20.79
--------------------------------------------------------------------------------
           R                         $22.23                          $20.49
--------------------------------------------------------------------------------
           Y                         $22.80                          $20.95
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17-9/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class           Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A               $ --              $ --                  $ --
--------------------------------------------------------------------------------
           C               $ --              $ --                  $ --
--------------------------------------------------------------------------------
           K               $ --              $ --                  $ --
--------------------------------------------------------------------------------
           R               $ --              $ --                  $ --
--------------------------------------------------------------------------------
           Y               $ --              $ --                  $ --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 11

Performance Update | 9/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
             Net         Public       Russell
             Asset       Offering     1000
             Value       Price        Growth
Period       (NAV)       (POP)        Index
--------------------------------------------------------------------------------
10 years      9.13%       8.48%        9.08%
5 years      13.87       12.53        15.26
1 year       17.63       10.85        21.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer
            Fundamental         Russell 1000
            Growth Fund         Growth Index
9/07        $ 9,425             $10,000
9/08        $ 7,949             $ 7,912
9/09        $ 7,999             $ 7,766
9/10        $ 8,680             $ 8,748
9/11        $ 9,149             $ 9,079
9/12        $11,789             $11,728
9/13        $13,728             $13,989
9/14        $16,414             $16,668
9/15        $17,285             $17,197
9/16        $19,187             $19,103
9/17        $22,569             $23,855

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Performance Update | 9/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
            If          If           Growth
Period      Held        Redeemed     Index
--------------------------------------------------------------------------------
10 years     8.30%       8.30%        9.08%
5 years     13.08       13.08        15.26
1 year      16.87       16.87        21.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer
            Fundamental         Russell 1000
            Growth Fund         Growth Index
9/07        $10,000             $10,000
9/08        $ 8,360             $ 7,912
9/09        $ 8,347             $ 7,766
9/10        $ 8,980             $ 8,748
9/11        $ 9,398             $ 9,079
9/12        $12,010             $11,728
9/13        $13,884             $13,989
9/14        $16,475             $16,668
9/15        $17,232             $17,197
9/16        $18,997             $19,103
9/17        $22,203             $23,855

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 13

Performance Update | 9/30/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
            Net          Russell
            Asset        1000
            Value        Growth
Period      (NAV)        Index
--------------------------------------------------------------------------------
10 years     9.35%        9.08%
5 years     14.33        15.26
1 year      18.18        21.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer
            Fundamental         Russell 1000
            Growth Fund         Growth Index
9/07        $ 5,000,000         $ 5,000,000
9/08        $ 4,216,982         $ 3,956,080
9/09        $ 4,243,463         $ 3,882,773
9/10        $ 4,604,803         $ 4,374,010
9/11        $ 4,853,730         $ 4,539,278
9/12        $ 6,254,134         $ 5,864,209
9/13        $ 7,307,446         $ 6,994,516
9/14        $ 8,766,999         $ 8,333,796
9/15        $ 9,275,956         $ 8,598,261
9/16        $10,338,055         $ 9,781,437
9/17        $12,217,747         $11,927,552

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Performance Update | 9/30/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
            Net         Russell
            Asset       1000
            Value       Growth
Period      (NAV)       Index
--------------------------------------------------------------------------------
10 years     8.95%       9.08%
5 years     13.54       15.26
1 year      17.30       21.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
            Gross         Net
--------------------------------------------------------------------------------
            1.41%         1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer
            Fundamental         Russell 1000
            Growth Fund         Growth Index
9/07        $10,000             $10,000
9/08        $ 8,434             $ 7,912
9/09        $ 8,487             $ 7,766
9/10        $ 9,210             $ 8,748
9/11        $ 9,707             $ 9,079
9/12        $12,490             $11,728
9/13        $14,502             $13,989
9/14        $17,292             $16,668
9/15        $18,153             $17,197
9/16        $20,089             $19,103
9/17        $23,565             $23,855

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 15

Performance Update | 9/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 years      9.45%       9.08%
5 years      14.22       15.26
1 year       18.01       21.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer
            Fundamental         Russell 1000
            Growth Fund         Growth Index
9/07        $ 5,000,000         $ 5,000,000
9/08        $ 4,216,982         $ 3,956,080
9/09        $ 4,255,763         $ 3,882,773
9/10        $ 4,630,172         $ 4,374,010
9/11        $ 4,908,071         $ 4,539,278
9/12        $ 6,343,053         $ 5,864,209
9/13        $ 7,406,226         $ 6,994,516
9/14        $ 8,879,408         $ 8,333,796
9/15        $ 9,382,383         $ 8,598,261
9/16        $10,449,504         $ 9,781,437
9/17        $12,331,234         $11,927,552

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
Share Class                  A          C          K            R          Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00  $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/17
--------------------------------------------------------------------------------
Ending Account           $1,086.10  $1,082.90   $1,089.00   $1,084.90  $1,088.30
Value (after expenses)
on 9/30/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.70  $    9.14   $    3.46   $    7.26  $    4.08
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.75%, 0.66% 1.39% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
Share Class                  A           C          K           R          Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00  $1,000.00   $1,000.00  $1,000.00
Value on 4/1/17
--------------------------------------------------------------------------------
Ending Account           $1,019.60   $1,016.29  $1,021.76   $1,018.10  $1,021.16
Value (after expenses)
on 9/30/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.52   $    8.85  $    3.35   $    7.03  $    3.95
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.75%, 0.66% 1.39% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Schedule of Investments | 9/30/17 (unaudited)

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
                UNAFFILIATED ISSUERS -- 100.3%
                COMMON STOCKS -- 97.5%
                ENERGY -- 1.4%
                Oil & Gas Exploration & Production -- 1.4%
    3,222,975   Cabot Oil & Gas Corp.                                     $   86,214,581
                                                                          --------------
                Total Energy                                              $   86,214,581
----------------------------------------------------------------------------------------
                MATERIALS -- 2.8%
                Specialty Chemicals -- 2.8%
      748,491   Ecolab, Inc.                                              $   96,263,428
      524,380   International Flavors & Fragrances, Inc.                      74,939,146
                                                                          --------------
                                                                          $  171,202,574
                                                                          --------------
                Total Materials                                           $  171,202,574
----------------------------------------------------------------------------------------
                CAPITAL GOODS -- 6.2%
                Aerospace & Defense -- 4.5%
    1,016,775   Raytheon Co.                                              $  189,709,880
      747,771   United Technologies Corp.                                     86,801,258
                                                                          --------------
                                                                          $  276,511,138
----------------------------------------------------------------------------------------
                Building Products -- 1.7%
    2,592,205   Masco Corp.                                               $  101,121,917
                                                                          --------------
                Total Capital Goods                                       $  377,633,055
----------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 1.7%
                Restaurants -- 1.7%
    1,965,973   Starbucks Corp.                                           $  105,592,410
                                                                          --------------
                Total Consumer Services                                   $  105,592,410
----------------------------------------------------------------------------------------
                MEDIA -- 3.1%
                Movies & Entertainment -- 3.1%
    1,859,621   Time Warner, Inc.                                         $  190,518,171
                                                                          --------------
                Total Media                                               $  190,518,171
----------------------------------------------------------------------------------------
                RETAILING -- 10.3%
                Internet Retail -- 3.2%
      204,643   Amazon.com, Inc. *                                        $  196,733,548
----------------------------------------------------------------------------------------
                Apparel Retail -- 1.7%
    1,571,418   Ross Stores, Inc.                                         $  101,466,460
----------------------------------------------------------------------------------------
                Home Improvement Retail -- 4.5%
    1,694,393   The Home Depot, Inc.                                      $  277,134,919
----------------------------------------------------------------------------------------
                Automotive Retail -- 0.9%
      236,512   O'Reilly Automotive, Inc. *                               $   50,937,589
                                                                          --------------
                Total Retailing                                           $  626,272,516
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 19

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 3.2%
                Drug Retail -- 3.2%
    2,425,598   CVS Health Corp.                                          $  197,249,629
                                                                          --------------
                Total Food & Staples Retailing                            $  197,249,629
----------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 4.4%
                Soft Drinks -- 3.0%
    1,613,573   PepsiCo., Inc.                                            $  179,800,439
----------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.4%
      800,757   The Hershey Co.                                           $   87,418,642
                                                                          --------------
                Total Food, Beverage & Tobacco                            $  267,219,081
----------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
                Household Products -- 1.5%
    1,239,480   Colgate-Palmolive Co.                                     $   90,296,118
                                                                          --------------
                Total Household & Personal Products                       $   90,296,118
----------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
                Health Care Equipment -- 2.6%
      377,262   Edwards Lifesciences Corp. *                              $   41,238,509
    1,497,910   Medtronic PLC                                                116,492,461
                                                                          --------------
                                                                          $  157,730,970
----------------------------------------------------------------------------------------
                Health Care Supplies -- 2.0%
      506,441   The Cooper Companies, Inc.                                $  120,082,226
                                                                          --------------
                Total Health Care Equipment & Services                    $  277,813,196
----------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 13.5%
                Biotechnology -- 5.0%
      847,834   Celgene Corp. *                                           $  123,631,154
    1,490,837   Gilead Sciences, Inc. *                                      120,787,614
      406,619   Vertex Pharmaceuticals, Inc. *                                61,822,353
                                                                          --------------
                                                                          $  306,241,121
----------------------------------------------------------------------------------------
                Pharmaceuticals -- 4.8%
      728,843   Allergan Plc                                              $  149,376,373
    1,097,314   Johnson & Johnson                                            142,661,793
                                                                          --------------
                                                                          $  292,038,166
----------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 3.7%
    1,208,281   Thermo Fisher Scientific, Inc.                            $  228,606,765
                                                                          --------------
                Total Pharmaceuticals, Biotechnology &
                Life Sciences                                             $  826,886,052
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 4.7%
                Investment Banking & Brokerage -- 1.3%
    1,898,596   The Charles Schwab Corp.                                  $   83,044,589
----------------------------------------------------------------------------------------
                Specialized Finance -- 3.4%
    2,991,895   Intercontinental Exchange, Inc.                           $  205,543,186
                                                                          --------------
                Total Diversified Financials                              $  288,587,775
----------------------------------------------------------------------------------------
                INSURANCE -- 3.0%
                Insurance Brokers -- 3.0%
    2,178,063   Marsh & McLennan Companies, Inc.                          $  182,543,460
                                                                          --------------
                Total Insurance                                           $  182,543,460
----------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 26.0%
                Internet Software & Services -- 6.4%
      408,017   Alphabet, Inc. (Class C)                                  $  391,333,185
----------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 3.0%
      557,819   Accenture Plc                                             $   75,344,612
    1,511,900   Cognizant Technology Solutions Corp. *                       109,673,226
                                                                          --------------
                                                                          $  185,017,838
----------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 7.5%
    2,124,394   Mastercard, Inc.                                          $  299,964,433
    2,503,713   PayPal Holdings, Inc.                                        160,312,743
                                                                          --------------
                                                                          $  460,277,176
----------------------------------------------------------------------------------------
                Application Software -- 2.4%
      977,980   Adobe Systems, Inc. *                                     $  145,895,056
----------------------------------------------------------------------------------------
                Systems Software -- 6.7%
    5,476,821   Microsoft Corp.                                           $  407,968,396
                                                                          --------------
                Total Software & Services                                 $1,590,491,651
----------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
                Computer Storage & Peripherals -- 6.7%
    2,655,676   Apple, Inc.                                               $  409,292,786
----------------------------------------------------------------------------------------
                Electronic Components -- 1.7%
    1,261,077   Amphenol Corp.                                            $  106,737,557
                                                                          --------------
                Total Technology Hardware & Equipment                     $  516,030,343
----------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.7%
                Semiconductors -- 2.7%
      685,685   Broadcom, Ltd.                                            $  166,306,040
                                                                          --------------
                Total Semiconductors & Semiconductor Equipment            $  166,306,040
----------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $4,507,289,745)                                     $5,960,856,652
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 21

-----------------------------------------------------------------------------------------
Principal
Amount ($)                                                                Value
-----------------------------------------------------------------------------------------
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 2.5%
   88,670,000   U.S. Treasury Bills, 10/19/17 (a)                         $   88,631,531
   65,115,000   U.S. Treasury Bills, 10/26/17 (a)                             65,074,357
                                                                          ---------------
                                                                          $  153,705,888
-----------------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $153,700,580)                                       $  153,705,888
-----------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENT -- 0.3%
                Repurchase Agreement -- 0.3%
   19,645,000   $19,645,000 ScotiaBank, 1.05%, dated 9/29/17 plus
                accrued interest on 10/2/17 collateralized by $20,039,654
                Federal National Mortgage Association, 4.0%, 9/1/47       $   19,645,000
-----------------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $19,645,000)                                        $   19,645,000
-----------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN UNAFFILIATED ISSUERS -- 100.3%
                (Cost $4,680,635,325)                                     $6,134,207,540
-----------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- (0.3)%                      $  (15,954,060)
-----------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                $6,118,253,480
=========================================================================================

*           Non-income producing security.

(a) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2017, aggregated $979,106,887 and $876,177,939, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2017, the Fund did not engage in any cross trade activity.

At September 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,688,949,441 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                           $1,493,747,487

    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                              (48,489,388)
                                                                          --------------
    Net unrealized appreciation                                           $1,445,258,099
                                                                          ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

The following is a summary of the inputs used as of September 30, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                      Level 1           Level 2         Level 3   Total
--------------------------------------------------------------------------------
Common Stocks         $5,960,856,652    $         --    $ --      $5,960,856,652
U.S. Government and
 Agency Obligations               --     153,705,888      --         153,705,888
Repurchase Agreement              --      19,645,000      --          19,645,000
--------------------------------------------------------------------------------
Total                 $5,960,856,652    $173,350,888    $ --      $6,134,207,540
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 23

Statement of Assets and Liabilities | 9/30/17 (unaudited)

ASSETS:
  Investment in unaffiliated issuers, at value (cost $4,680,635,325)  $6,134,207,540
  Cash                                                                     5,416,637
  Receivables --
     Fund shares sold                                                     11,714,576
     Dividends                                                             2,082,954
     Interest                                                                  1,146
  Due from the Adviser                                                         4,196
  Other assets                                                               110,612
------------------------------------------------------------------------------------
        Total assets                                                  $6,153,537,661
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                  $   21,015,983
     Fund shares repurchased                                              11,791,336
     Trustee fees                                                              6,734
  Due to affiliates                                                        1,022,469
  Accrued expenses                                                         1,447,659
------------------------------------------------------------------------------------
        Total liabilities                                             $   35,284,181
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                     $4,468,121,371
  Undistributed net investment income                                     17,257,991
  Accumulated net realized gain on investments                           179,301,903
  Net unrealized appreciation on investments                           1,453,572,215
------------------------------------------------------------------------------------
        Net assets                                                    $6,118,253,480
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,258,344,326/55,746,857 shares)                 $        22.57
  Class C (based on $472,610,926/22,767,620 shares)                   $        20.76
  Class K (based on $515,564,802/22,775,653 shares)                   $        22.64
  Class R (based on $149,976,343/6,746,242 shares)                    $        22.23
  Class Y (based on $3,721,757,083/163,244,888 shares)                $        22.80
MAXIMUM OFFERING PRICE:
  Class A ($22.57 (divided by) 94.25%)                                $        23.95
====================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Statement of Operations (unaudited)

For the Six Months Ended 9/30/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                      $   550,982
  Dividends from unaffiliated issuers                      38,714,080
------------------------------------------------------------------------------------
        Total investment income                                         $ 39,265,062
====================================================================================
EXPENSES:
  Management fees                                         $17,935,893
  Transfer agent fees
     Class A                                                1,244,475
     Class C                                                  206,826
     Class K                                                    1,572
     Class R                                                  162,191
     Class Y                                                2,111,344
  Distribution fees
     Class A                                                1,570,824
     Class C                                                2,373,564
     Class R                                                  355,479
  Shareholder communications expense                          145,752
  Administrative expense                                      857,313
  Custodian fees                                               38,476
  Registration fees                                           123,021
  Professional fees                                            82,206
  Printing expense                                             28,222
  Fees and expenses of nonaffiliated Trustees                 145,273
  Miscellaneous                                                48,940
------------------------------------------------------------------------------------
     Total expenses                                                     $ 27,431,371
------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed the Adviser                   (116,763)
     Net expenses                                                       $ 27,314,608
------------------------------------------------------------------------------------
         Net investment income                                          $ 11,950,454
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                              $124,099,361
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                              $350,400,730
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                $474,500,091
------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                  $486,450,545
====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 25

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            9/30/17            Year Ended
                                                            (unaudited)        3/31/17
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    11,950,454    $   23,782,066
Net realized gain (loss) on investments                         124,099,361       156,719,815
Change in net unrealized appreciation (depreciation)
  on investments                                                350,400,730       367,209,601
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   486,450,545    $  547,711,482
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.06 per share, respectively)     $           --     $   (3,454,370)
      Class K ($0.00 and $0.13 per share, respectively)                 --         (1,872,933)
      Class R ($0.00 and $0.01 per share, respectively)                 --            (67,393)
      Class Y ($0.00 and $0.11 per share, respectively)                 --        (17,013,709)
Net realized gain:
      Class A ($0.00 and $0.37 per share, respectively)                 --        (21,901,386)
      Class C ($0.00 and $0.37 per share, respectively)                 --         (8,702,792)
      Class K ($0.00 and $0.37 per share, respectively)                 --         (5,095,362)
      Class R ($0.00 and $0.37 per share, respectively)                 --         (1,980,050)
      Class Y ($0.00 and $0.37 per share, respectively)                 --        (52,838,090)
---------------------------------------------------------------------------------------------
           Total distributions to shareowners               $           --     $ (112,926,085)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $1,074,761,417     $2,907,428,317
Reinvestment of distributions                                           --         95,432,134
Cost of shares repurchased                                   (807,127,908)     (1,635,411,826)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $ 267,633,509      $1,367,448,625
---------------------------------------------------------------------------------------------
      Net increase in net assets                            $ 754,084,054      $1,802,234,022
NET ASSETS:
Beginning of period                                          5,364,169,426      3,561,935,404
---------------------------------------------------------------------------------------------
End of period                                               $6,118,253,480     $5,364,169,426
---------------------------------------------------------------------------------------------
Undistributed net investment income                         $   17,257,991     $    5,307,537
=============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

-----------------------------------------------------------------------------------------------
                               Six Months       Six Months
                               Ended            Ended
                               9/30/17          9/30/17          Year Ended     Year Ended
                               Shares           Amount           3/31/17        3/31/17
                               (unaudited)      (unaudited)      Shares         Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                      8,583,566      $ 186,751,963     28,290,513    $  548,519,293
Reinvestment of distributions                              --      1,134,495        21,758,157
Less shares repurchased        (10,835,033)      (236,983,949)   (23,684,612)     (464,790,618)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)   (2,251,467)     $ (50,231,986)     5,740,396    $  105,486,832
===============================================================================================
Class C
Shares sold                      2,109,387      $  42,248,723      8,891,081    $  159,283,437
Reinvestment of distributions           --                 --        407,641         7,194,885
Less shares repurchased         (3,624,443)       (72,726,003)    (5,248,783)      (94,992,423)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)   (1,515,056)     $ (30,477,280)     4,049,939    $   71,485,899
===============================================================================================
Class K
Shares sold                      6,286,865      $ 136,325,706     14,720,842    $  287,184,419
Reinvestment of distributions           --                 --        322,783         6,217,263
Less shares repurchased         (1,629,137)       (35,751,050)    (3,862,478)      (75,263,475)
-----------------------------------------------------------------------------------------------
      Net increase               4,657,728      $ 100,574,656     11,181,147    $  218,138,207
===============================================================================================
Class R
Shares sold                      1,888,095      $  40,078,641      2,975,998    $   56,835,178
Reinvestment of distributions           --                 --         62,318         1,175,352
Less shares repurchased           (896,261)       (19,366,207)    (1,522,340)      (29,269,528)
-----------------------------------------------------------------------------------------------
      Net increase                 991,834      $  20,712,434      1,515,976    $   28,741,002
===============================================================================================
Class Y
Shares sold                     30,612,989      $ 669,356,384     94,425,176    $1,855,605,990
Reinvestment of distributions           --                 --      3,046,171        59,086,477
Less shares repurchased        (20,031,709)      (442,300,699)   (49,292,166)     (971,095,782)
-----------------------------------------------------------------------------------------------
      Net increase              10,581,280      $ 227,055,685     48,179,181    $  943,596,685
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year         Year       Year       Year
                                                          9/30/17        Ended          Ended        Ended      Ended      Ended
                                                          (unaudited)    3/31/17        3/31/16      3/31/15    3/31/14    3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $     20.78    $    19.00     $  19.06     $  16.66   $  14.33   $  13.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $      0.03(a) $     0.08(a)  $   0.07(a)  $   0.06   $   0.06   $   0.07
   Net realized and unrealized gain (loss) on investments        1.76          2.13         0.70         2.86       2.95       1.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $      1.79    $     2.21     $   0.77     $   2.92   $   3.01   $   1.27
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                  $        --    $    (0.06)    $  (0.05)    $  (0.05)  $  (0.06)  $  (0.06)
   Net realized gain                                               --         (0.37)       (0.78)       (0.47)     (0.62)     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $        --    $    (0.43)    $  (0.83)    $  (0.52)  $  (0.68)  $  (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $      1.79    $     1.78     $  (0.06)    $   2.40   $   2.33   $   1.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     22.57    $    20.78     $  19.00     $  19.06   $  16.66   $  14.33
====================================================================================================================================
Total return*                                                    8.61%        11.78%        4.00%       17.60%     21.16%      9.64%
Ratio of net expenses to average net assets                      1.09%**       1.09%        1.09%        1.09%      1.08%      1.09%
Ratio of net investment income (loss) to average net
   assets                                                        0.24%**       0.39%        0.38%        0.38%      0.46%      0.54%
Portfolio turnover rate                                            30%**         23%          13%          12%        21%        28%
Net assets, end of period (in thousands)                  $ 1,258,344    $1,205,124     $992,927     $796,689   $644,527   $436,682
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses to average net assets                          1.11%**       1.09%        1.11%        1.13%      1.13%      1.20%
   Net investment income (loss) to average net assets            0.22%**       0.39%        0.36%        0.34%      0.41%      0.43%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended           Year            Year            Year       Year       Year
                                                   9/30/17         Ended           Ended           Ended      Ended      Ended
                                                   (unaudited)     3/31/17         3/31/16         3/31/15    3/31/14    3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period               $  19.17        $  17.63        $  17.81        $  15.66   $  13.55   $ 12.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.04)(a)(b) $  (0.05)(a)(b) $  (0.05)(a)(b) $  (0.03)  $  (0.04)  $ (0.02)(a)
   Net realized and unrealized gain (loss) on
     investments                                       1.63            1.96            0.65            2.65       2.77      1.12
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $   1.59        $   1.91        $   0.60        $   2.62   $   2.73   $  1.10
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                           $     --        $     --        $     --        $     --   $     --   $ (0.01)
   Net realized gain                                     --           (0.37)          (0.78)          (0.47)     (0.62)    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $     --        $  (0.37)       $  (0.78)       $  (0.47)  $  (0.62)  $ (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $   1.59        $   1.54        $  (0.18)       $   2.15   $   2.11   $  0.98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  20.76        $  19.17        $  17.63        $  17.81   $  15.66   $ 13.55
====================================================================================================================================
Total return*                                          8.29%          10.98%           3.29%          16.81%     20.29%     8.77%
Ratio of net expenses to average net assets            1.75%**         1.77%           1.77%           1.79%      1.83%     1.91%
Ratio of net investment income (loss) to average
   net assets                                         (0.42)%**       (0.30)%         (0.29)%         (0.32)%    (0.28)%   (0.23)%
Portfolio turnover rate                                  30%**           23%             13%             12%        21%    28.00%
Net assets, end of period (in thousands)           $472,611        $465,545        $356,675        $246,593   $174,565   $89,299
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 29

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year      Year
                                                            9/30/17       Ended       Ended       Ended     Ended     12/20/12 to
                                                            (unaudited)   3/31/17     3/31/16     3/31/15   3/31/14   3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                        $   20.79     $  19.00    $  19.05    $ 16.64   $ 14.30   $ 13.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $    0.07(c)  $   0.16(c) $   0.15(c) $  0.16   $  0.06   $  0.03
   Net realized and unrealized gain (loss) on investments        1.78         2.13        0.70       2.84      3.01      1.00
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $    1.85     $   2.29    $   0.85    $  3.00   $  3.07   $  1.03
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $      --     $  (0.13)   $  (0.12)   $ (0.12)  $ (0.11)  $ (0.10)
   Net realized gain                                               --        (0.37)      (0.78)     (0.47)    (0.62)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $      --     $  (0.50)   $  (0.90)   $ (0.59)  $ (0.73)  $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    1.85     $   1.79    $  (0.05)   $  2.41   $  2.34   $  0.93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   22.64     $  20.79    $  19.00    $ 19.05   $ 16.64   $ 14.30
====================================================================================================================================
Total return*                                                    8.90%       12.24%       4.43%     18.11%    21.61%     7.77%(a)(b)
Ratio of net expenses to average net assets                      0.66%**      0.67%       0.67%      0.69%     0.71%     0.77%**
Ratio of net investment income (loss) to average net assets      0.68%**      0.81%       0.80%      0.81%     0.85%     0.77%**
Portfolio turnover rate                                            30%**        23%         13%        12%       21%       28%
Net assets, end of period (in thousands)                    $ 515,565     $376,708    $131,813    $97,063   $31,501   $    11
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(b)  Not annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended             Year        Year       Year         Year
                                                      9/30/17           Ended       Ended      Ended        Ended     4/2/12 to
                                                      (unaudited)       3/31/17     3/31/16    3/31/15      3/31/14   3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $   20.49         $  18.76    $ 18.86    $  16.50     $ 14.25   $ 13.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   (0.01)(d)(e)  $   0.01(d) $  0.02(d) $  (0.00)(c) $  0.01   $  0.06
   Net realized and unrealized gain (loss) on
      investments                                          1.75             2.10       0.69        2.83        2.94      1.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $    1.74         $   2.11    $  0.71    $   2.83     $  2.95   $  1.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $      --         $  (0.01)   $ (0.03)   $     --     $ (0.08)  $ (0.09)
   Net realized gain                                         --            (0.37)     (0.78)      (0.47)      (0.62)    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $      --         $  (0.38)   $ (0.81)   $  (0.47)    $ (0.70)  $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    1.74         $   1.73    $ (0.10)   $   2.36     $  2.25   $  0.91
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   22.23         $  20.49    $ 18.76    $  18.86     $ 16.50   $ 14.25
====================================================================================================================================
Total return*                                              8.49%           11.41%      3.70%      17.23%      20.84%     8.42%(a)(b)
Ratio of net expenses to average net assets                1.39%**          1.40%      1.40%       1.40%       1.39%     1.40%**
Ratio of net investment income (loss) to average net
   assets                                                 (0.05)%**(e)      0.08%      0.10%       0.05%       0.18%     0.27%**
Portfolio turnover rate                                      30%**            23%        13%         12%         21%       28%
Net assets, end of period (in thousands)              $ 149,976         $117,931    $79,519    $ 37,285     $40,703   $ 2,437
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                    1.39%**          1.41%      1.43%       1.52%       1.39%     1.45%**
   Net investment income (loss) to average net assets     (0.05)%**(e)      0.07%      0.07%      (0.07)%      0.18%     0.21%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(b)  Not annualized.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

(e) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 31

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year           Year          Year         Year       Year
                                                    9/30/17        Ended          Ended         Ended        Ended      Ended
                                                    (unaudited)    3/31/17        3/31/16       3/31/15      3/31/14    3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $    20.95     $    19.15     $    19.20    $    16.77   $  14.41   $  13.30
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $     0.06(b)  $     0.14(b)  $     0.13(b) $     0.10   $   0.10   $   0.10
   Net realized and unrealized gain (loss) on
     investments                                          1.79           2.14           0.71          2.90       2.97       1.22
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $     1.85     $     2.28     $     0.84    $     3.00   $   3.07   $   1.32
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $       --     $    (0.11)    $    (0.11)   $    (0.10)  $  (0.09)  $  (0.10)
   Net realized gain                                        --          (0.37)         (0.78)        (0.47)     (0.62)     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $       --     $    (0.48)    $    (0.89)   $    (0.57)  $  (0.71)  $  (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $     1.85     $     1.80     $    (0.05)   $     2.43   $   2.36   $   1.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    22.80     $    20.95     $    19.15    $    19.20   $  16.77   $  14.41
====================================================================================================================================
Total return*                                             8.83%         12.11%          4.29%        17.98%     21.44%      9.99%(a)
Ratio of net expenses to average net assets               0.78%**        0.77%          0.79%         0.80%      0.82%      0.81%
Ratio of net investment income (loss) to average
    net assets                                            0.56%**        0.71%          0.70%         0.68%      0.72%      0.85%
Portfolio turnover rate                                     30%**          23%            13%           12%        21%        28%
Net assets, end of period (in thousands)            $3,721,757     $3,198,861     $2,001,002    $1,263,594   $842,680   $558,383
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Notes to Financial Statements | 9/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 33

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for Fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At September 30, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 35

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the fiscal year. The tax character of distributions during the year ended March 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 22,408,405
     Long-term capital gain                                           90,517,680
     ---------------------------------------------------------------------------
          Total                                                     $112,926,085
     ===========================================================================

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   13,497,760
     Undistributed long-term capital gain                             55,326,435
     Unrealized appreciation                                       1,094,857,369
     ---------------------------------------------------------------------------
          Total                                                   $1,163,681,564
     ---------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date.
     The Distributor earned $155,400 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 37 heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements at September 30, 2017 are listed at the end of the Schedule of Investments.

2.   Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the six

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 months ended September 30, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $834,468 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended September 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 47,292
Class C                                                                   26,413
Class K                                                                    3,730
Class R                                                                    1,963
Class Y                                                                   66,354
--------------------------------------------------------------------------------
  Total                                                                 $145,752
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 39 services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $188,001 in distribution fees payable to the Distributor at September 30, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2017, CDSCs in the amount of $79,270 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2017, the Fund had no borrowings under the credit facility.

6. Shareholder Meeting Results

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust X, as noted below) follows:

---------------------------------------------------------------------------------------------------
                               For                Against          Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------------
Proposal 1 - To approve        95,986,541.168     1,771,972.782    2,863,460.674   34,672,082.955
a New Management
Agreement with
the Adviser

---------------------------------------------------------------------------------------------------
                                                             For                   Withhold
---------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
---------------------------------------------------------------------------------------------------
David R. Bock                                                343,352,480.124       5,326,068.613
---------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                         343,252,747.228       5,425,801.509
---------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                         343,431,726.450       5,246,822.287
---------------------------------------------------------------------------------------------------
Lisa M. Jones                                                343,414,583.887       5,263,964.850
---------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                          339,444,451.562       9,234,097.175
---------------------------------------------------------------------------------------------------
Thomas J. Perna                                              343,393,493.010       5,285,055.727
---------------------------------------------------------------------------------------------------
Marguerite A. Piret                                          343,442,072.938       5,236,475.799
---------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                            343,367,033.730       5,311,515.007
---------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                            343,361,588.526       5,316,960.211
---------------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series
     Trust X. Results reported above reflect the combined votes of all series of the Trust.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 41

Additional Information

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017, Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended March 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended March 31, 2018.

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17 43

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19434-11-1117

                        Pioneer Multi-Asset
                        Ultrashort Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     MAFRX
                        Class C     MCFRX
                        Class C2    MAUCX
                        Class K     MAUKX
                        Class Y     MYFRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                         101

Notes to Financial Statements                                                110

Additional Information                                                       121

Trustees, Officers and Service Providers                                     123

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, have returned 14.23% year-to-date through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, have held their own, led by high-yield securities, which produced a year-to-date return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index has returned 3.14% since the start of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of 3.1% in the second quarter. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite some pressure from wage increases. In addition, as the economy continues to grow and we begin to see a modest upturn in inflation, we believe the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 3

Portfolio Management Discussion | 9/30/17

In the following interview, portfolio managers Charles Melchreit, Seth Roman, and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2017. Mr. Melchreit, Deputy Head of Fixed Income, U.S., Director of Multi-Sector Fixed Income, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"); Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer; and Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended September
     30, 2017?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.78% at net asset value (NAV) during the six-month period ended September
     30, 2017, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the BofA ML Index), returned 0.59%. During the same period, the average return of the 139 mutual funds in Lipper's Ultrashort Obligations Funds category was 0.68%, and the average return of the 178 mutual funds in Morningstar's Ultrashort Bond category was 0.74%.

Q How would you describe the market environment for fixed-income investors over the six-month period ended September 30, 2017?

A During the period, investor sentiment with respect to credit-oriented areas of the bond market continued to receive support from generally positive economic data. Despite indications that inflation was running below its 2% target, the Federal Reserve (the Fed) implemented its second rate hike of the year in June, increasing the federal funds target range by 25 basis points (bps), or 0.25%, to between 1.00% and 1.25%. With few signs of inflationary pressure despite improvements in the labor market, the Fed remained on hold over the rest of the period with respect to its benchmark short-term lending rate. However, in September the Fed announced plans to begin gradually reducing its balance sheet in October by shedding some of the securities it had purchased during its multiple quantitative-easing programs between 2008 and 2014. The market had long anticipated the Fed's tapering plans, however, and so the announcement of a concrete timeframe for its commencement generated a muted reaction.

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

     The U.S. Treasury curve flattened over the six-month period, as short-term yields rose while yields declined on Treasuries with longer maturities. To illustrate, the two-year Treasury yield rose from 1.27% to 1.47% during the period, the five-year Treasury yield went from 1.93% to 1.92%, and the 10-year Treasury yield dropped from 2.40% to 2.33%. Over the same period, the three-month London Interbank Offered Rate (LIBOR), a commonly used baseline for loans and securities, rose from 1.15% to 1.36%. In addition, credit spreads generally narrowed over the six months. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q Can you review your principal strategies in managing the Fund during the six-month period ended September 30, 2017, and their effects on performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. Our strategy entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's total investment portfolio was allocated either to floating-rate issues with interest rates tied to a short-term reference rate, such as LIBOR, or to fixed-rate issues with less than one-year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Unlike many other floating-rate vehicles, we typically invest the Fund's assets with a primary focus on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors. (Spread sectors represent non-governmental fixed-income investments with higher yields - at greater risk - than governmental investments.)

     The portfolio's allocations to credit-sensitive areas of the fixed-income market supported the Fund's outperformance relative to the BofA ML Index during the six-month period. The leading contributor to the Fund's relative returns was an allocation to securitized assets, such as asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and

*    Diversification does not assure a profit nor protect against loss.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 5 collateralized mortgage obligations (CMOs). Within that allocation, the biggest contributions came from the Fund's highly diversified ABS position, as the asset class continued to benefit from improvements in both the U.S. employment backdrop and consumer balance sheets.

     The Fund's allocation to investment-grade corporate bonds also aided benchmark-relative performance during the period. Within investment-grade corporates, the Fund has a heavy tilt toward financial issues, most notably U.S. banks, with diversified holdings across both money center and regional banks. We view those issuers as attractive, due in part to the more stringent regulations concerning the use of leverage that has been applied to the domestic banking sector since the financial crisis. The Fund also has modest exposure to banks in Japan as well as select European markets.

     While our investment focus for the Fund is on the investment-grade sectors, we also include below-investment-grade asset categories in the portfolio, in areas where we believe the incremental income available provides an attractive tradeoff between risk and reward. In that vein, the Fund's modest position in leveraged bank loans made a small positive contribution to relative performance during the period as credit spreads narrowed. We have a cautious stance with respect to the loan market overall, as many higher-rated loans currently trade above par (face) value without call protection.

     On the negative side, the Fund's position in insurance-linked securities, including so-called "catastrophe" bonds, which are issued by insurance companies looking to offload some of the risk of having to pay claims after a natural disaster, slightly detracted from benchmark-relative returns. Catastrophe ("cat") bonds traded lower towards the end of the period in the wake of Hurricanes Harvey and Irma making landfall. We like to maintain an allocation to cat bonds in the portfolio, given the incremental income they provide as well as their very low correlation to other securities markets. (Correlation represents the degree to which assets or asset class prices have moved in relation to one another. Correlation ranges from -1, where assets/asset prices always move in opposite directions, through 0, where assets/asset prices are absolutely independent, to 1, where assets/asset prices always move together.) Despite the recent underperformance, we anticipate that yields on new insurance-linked bond issues in coming years will be attractive relative to recent history, as insurers seek to mitigate payment risk further after 2017's severe hurricane season.

     While we manage the Fund with a focus on total return, we are mindful that many investors also view the Fund as a source of liquidity in their portfolios. As such, we make sure to maintain significant portfolio liquidity in an effort to help reduce fluctuations in the Fund's NAV.

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Q Can you discuss the factors that affected the Fund's income-generation (or yield), from either a positive or negative standpoint during the six-month period ended September 30, 2017?

A As we noted earlier, throughout the period, floating-rate issues with interest rates tied to LIBOR or other short-term reference rates made up the bulk of the Fund's total investment portfolio. The Fund's income benefited from that positioning over the six months as short-term LIBOR rates rose in anticipation of the Fed's increasing its overnight lending rate at least one more time in 2017.

Q Did you use any derivative strategies in managing the Fund during the six-month period ended September 30, 2017?

A    No, we did not utilize derivatives in managing the Fund during the period.

Q What is your assessment of the current investment climate for the Fund, and how have you positioned the Fund's portfolio based on that view?

A We believe that conditions remain supportive of fundamentals in the credit-sensitive sectors of the market, as reflected in strong corporate earnings and low unemployment. While the outlook for progress on the Trump administration's pro-growth fiscal agenda remains clouded, sentiment in the spread sectors would receive further support should tax reform become a reality. The Fed appears poised to raise rates again as soon as December, but we do not anticipate an acceleration in the pace of rate hikes that would unsettle credit markets. Increases in the federal funds rate would put upward pressure on LIBOR and therefore help the Fund's income generation. Credit spreads, meanwhile, are generally the tightest they have been at any point since the financial crisis of 2008.

     As always, we are taking care not to assume any risk for which the Fund is not seeking adequate compensation. In that vein, we are being careful not to reach for yield, and are maintaining the portfolio's spread duration, or sensitivity to changes in credit spreads, at current levels. We also continue to emphasize significant liquidity within the portfolio.

     While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, we continue to diversify Fund's portfolio broadly with respect to its allocation across asset categories.

     In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 7

Please refer to the Schedule of Investments on pages 19-100 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 9

Portfolio Summary | 9/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                    28.9%
Collateralized Mortgage Obligations                                        24.2%
U.S. Corporate Bonds                                                       20.3%
U.S. Government Securities                                                  9.5%
International Corporate Bonds                                               7.4%
Temporary Cash Investments                                                  4.9%
Senior Secured Loans                                                        4.8%
Municipal Bond                                                              0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in Insurance Linked Securities totaling 3.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Note, Floating Rate Note, 10/31/17                       1.29%
--------------------------------------------------------------------------------
 2. U.S. Treasury Note, Floating Rate Note, 4/30/19                        1.28
--------------------------------------------------------------------------------
 3. U.S. Treasury Note, Floating Rate Note, 1/31/19                        1.27
--------------------------------------------------------------------------------
 4. U.S. Treasury Note, Floating Rate Note, 7/31/18                        1.24
--------------------------------------------------------------------------------
 5. U.S. Treasury Note, Floating Rate Note, 10/31/18                       1.24
--------------------------------------------------------------------------------
 6. U.S. Treasury Note, Floating Rate Note, 1/31/18                        1.23
--------------------------------------------------------------------------------
 7. U.S. Treasury Note, Floating Rate Note, 4/30/18                        1.22
--------------------------------------------------------------------------------
 8. U.S. Treasury Note, Floating Rate Note, 7/31/19                        0.78
--------------------------------------------------------------------------------
 9. AbbVie, Inc., 1.8%, 5/14/18                                            0.36
--------------------------------------------------------------------------------
10. Aetna, Inc., Floating Rate Note, 12/8/17                               0.35
--------------------------------------------------------------------------------

** This list excludes temporary cash investments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Prices and Distributions | 9/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     9/30/17                      3/31/17
--------------------------------------------------------------------------------
          A                         $9.98                         $9.99
--------------------------------------------------------------------------------
          C                         $9.96                         $9.97
--------------------------------------------------------------------------------
          C2                        $9.96                         $9.97
--------------------------------------------------------------------------------
          K                         $9.99                         $9.99
--------------------------------------------------------------------------------
          Y                         $9.98                         $9.99
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17-9/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term            Long-Term
        Class           Dividends             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.0880                 $ --                 $ --
--------------------------------------------------------------------------------
          C              $0.0717                 $ --                 $ --
--------------------------------------------------------------------------------
          C2             $0.0715                 $ --                 $ --
--------------------------------------------------------------------------------
          K              $0.0989                 $ --                 $ --
--------------------------------------------------------------------------------
          Y              $0.0948                 $ --                 $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 11

Performance Update | 9/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                                           BofA ML
                        Net             Public             U.S. Dollar
                        Asset           Offering           3-Month
                        Value           Price              LIBOR
Period                  (NAV)           (POP)              Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               1.36%            0.95%             0.45%
5 year                  1.15             0.64              0.47
1 year                  1.83            -0.75              1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset                 BofA ML U.S. Dollar
                   Ultrashort Income Fund              3-Month LIBOR Index
4/11               $ 9,750                             $10,000
9/11               $ 9,756                             $10,009
9/12               $10,037                             $10,058
9/13               $10,124                             $10,090
9/14               $10,228                             $10,114
9/15               $10,282                             $10,140
9/16               $10,436                             $10,190
9/17               $10,627                             $10,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Performance Update | 9/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                                          BofA ML
                                                          U.S. Dollar
                                                          3-Month
                        If              If                LIBOR
Period                  Held            Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               0.94%           0.94%             0.45%
5 year                  0.82            0.82              0.47
1 year                  1.40            1.40              1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset                 BofA ML U.S. Dollar
                   Ultrashort Income Fund              3-Month LIBOR Index
4/11               $10,000                             $10,000
9/11               $ 9,975                             $10,009
9/12               $10,191                             $10,058
9/13               $10,252                             $10,090
9/14               $10,325                             $10,114
9/15               $10,349                             $10,140
9/16               $10,471                             $10,190
9/17               $10,618                             $10,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 13

Performance Update | 9/30/17                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                                          BofA ML
                                                          U.S. Dollar
                                                          3-Month
                        If              If                LIBOR
Period                  Held            Redeemed          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               0.93%           0.93%             0.45%
5 year                  0.82            0.82              0.47
1 year                  1.40            1.40              1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset                 BofA ML U.S. Dollar
                   Ultrashort Income Fund              3-Month LIBOR Index
4/11               $10,000                             $10,000
9/11               $ 9,975                             $10,009
9/12               $10,191                             $10,058
9/13               $10,250                             $10,090
9/14               $10,324                             $10,114
9/15               $10,336                             $10,140
9/16               $10,468                             $10,190
9/17               $10,615                             $10,294

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Performance Update | 9/30/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                            BofA ML
                        Net                 U.S. Dollar
                        Asset               3-Month
                        Value               LIBOR
Period                  (NAV)               Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               1.53%               0.45%
5 year                  1.38                0.47
1 year                  2.05                1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset                 BofA ML U.S. Dollar
                   Ultrashort Income Fund              3-Month LIBOR Index
4/11               $5,000,000                          $5,000,000
9/11               $5,004,864                          $5,004,742
9/12               $5,148,808                          $5,028,849
9/13               $5,208,133                          $5,044,939
9/14               $5,273,102                          $5,057,112
9/15               $5,312,089                          $5,069,978
9/16               $5,403,049                          $5,095,071
9/17               $5,513,754                          $5,147,121

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 15

Performance Update | 9/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                                            BofA ML
                        Net                 U.S. Dollar
                        Asset               3-Month
                        Value               LIBOR
Period                  (NAV)               Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               1.52%               0.45%
5 year                  1.28                0.47
1 year                  1.84                1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset                 BofA ML U.S. Dollar
                   Ultrashort Income Fund              3-Month LIBOR Index
4/11               $5,000,000                          $5,000,000
9/11               $5,008,825                          $5,004,742
9/12               $5,169,696                          $5,028,849
9/13               $5,224,861                          $5,044,939
9/14               $5,286,365                          $5,057,112
9/15               $5,316,328                          $5,069,978
9/16               $5,408,608                          $5,095,071
9/17               $5,508,360                          $5,147,121

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K         Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/17
--------------------------------------------------------------------------------
Ending Account Value    $1,007.80   $1,006.20   $1,006.20   $1,009.90  $1,008.50
(after expenses)
on 9/30/17
--------------------------------------------------------------------------------
Expenses Paid           $    3.02   $    4.63   $    4.58   $    1.91  $    2.32
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.60%, 0.92%, 0.91%, 0.38% and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2017, through September 30, 2017.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 4/1/17
--------------------------------------------------------------------------------
Ending Account Value    $1,022.06   $1,020.46   $1,020.51   $1,023.16  $1,022.76
(after expenses)
on 9/30/17
--------------------------------------------------------------------------------
Expenses Paid           $    3.04   $    4.66   $    4.61   $    1.93  $    2.33
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.60%, 0.92%, 0.91%, 0.38% and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Schedule of Investments | 9/30/17 (unaudited)

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            UNAFFILIATED ISSUERS -- 99.4%
                                            ASSET BACKED SECURITIES -- 28.8%
                                            ENERGY -- 0.6%
                                            Oil & Gas Exploration & Production -- 0.6%
       3,409,049                            AXIS Equipment Finance Receivables IV
                                            LLC, 2.21%, 11/20/21 (144A)                         $    3,399,331
       7,000,000        1.38   1M LIBOR+    GM Financial Consumer Automobile
                               15bps        Receivables Trust 2017-2, Floating Rate
                                            Note, 5/18/20 (144A)                                     7,001,231
       6,800,000        1.98   1M LIBOR+    Master Credit Card Trust II Series 2016-1,
                               75bps        Floating Rate Note, 9/23/19 (144A)                       6,824,924
       2,618,626                            PRPM 2016-1 LLC, 4.0%, 9/27/21
                                            (Step) (144A)                                            2,614,480
       2,100,000                            Wheels SPV 2 LLC, 1.88%, 4/20/26
                                            (144A)                                                   2,098,066
       1,953,496                            WVUE 2015-1, 4.5%, 9/25/20
                                            (Step) (144A)                                            1,958,852
                                                                                                --------------
                                                                                                $   23,896,884
                                                                                                --------------
                                            Total Energy                                        $   23,896,884
--------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.5%
                                            Steel -- 0.5%
       2,481,628        2.14   1M LIBOR+    Aegis Asset Backed Securities Trust
                               90bps        Mortgage Pass- Through Ctfs Series
                                            2004-3, Floating Rate Note, 9/25/34                 $    2,499,710
       1,464,926        1.96   1M LIBOR+    First NLC Trust 2005-2, Floating Rate
                               48bps        Note, 9/25/35                                            1,471,966
       5,096,020        1.72   1M LIBOR+    Home Equity Asset Trust 2005-6,
                               49bps        Floating Rate Note, 12/25/35                             5,113,793
         205,000        1.69   1M LIBOR+    Home Equity Asset Trust 2005-7,
                               45bps        Floating Rate Note, 1/25/36                                205,221
         134,657        1.96   1M LIBOR+    Mastr Asset Backed Securities Trust
                               72bps        2005-WMC1, Floating Rate Note,
                                            3/25/35                                                    134,946
         517,120        1.91   1M LIBOR+    New Century Home Equity Loan Trust
                               67.5bps      2005-2, Floating Rate Note, 6/25/35                        517,345
         889,596        1.90   1M LIBOR+    Option One Mortgage Loan Trust 2005-1,
                               66bps        Floating Rate Note, 2/25/35                                887,062
       3,640,916        1.68   1M LIBOR+    Option One Mortgage Loan Trust 2005-4
                               44bps        Asset-Backed Certificates Series 2005-4,
                                            Floating Rate Note, 11/25/35                             3,634,154
          86,038        1.48   1M LIBOR+    RASC Series 2005-AHL3 Trust, Floating
                               24bps        Rate Note, 9/25/35                                          86,031
       4,301,835        1.93   1M LIBOR+    Wells Fargo Home Equity Asset-Backed
                               69bps        Securities 2005-2 Trust, Floating Rate
                                            Note, 11/25/35                                           4,309,982
                                                                                                --------------
                                                                                                $   18,860,210
                                                                                                --------------
                                            Total Materials                                     $   18,860,210
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 19

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.01%
                                            Trucking -- 0.1%
          12,592        1.64   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               40bps        Rate Note, 4/10/28 (144A)                           $       12,592
       3,600,000        4.58   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               335bps       Rate Note, 4/10/30 (144A)                                3,701,317
                                                                                                --------------
                                                                                                $    3,713,909
                                                                                                --------------
                                            Total Transportation                                $    3,713,909
--------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.1%
                                            Hotels, Resorts & Cruise Lines -- 0.1%
         843,893                            Westgate Resorts 2014-1 LLC, 2.15%,
                                            12/20/26 (144A)                                     $      841,717
       1,005,334                            Westgate Resorts 2014-1 LLC, 5.5%,
                                            12/20/26 (144A)                                          1,020,721
       1,219,957                            Westgate Resorts 2015-1 LLC, 2.75%,
                                            5/20/27 (144A)                                           1,222,955
                                                                                                --------------
                                                                                                $    3,085,393
                                                                                                --------------
                                            Total Consumer Services                             $    3,085,393
--------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.0%+
                                            Automotive Retail -- 0.0%+
         850,000        2.74   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               150bps       Rate Note, 4/10/28 (144A)                           $      849,856
                                                                                                --------------
                                            Total Retailing                                     $      849,856
--------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Pharmaceuticals -- 0.1%
       4,059,726                            Drug Royalty III LP Series 2017-1A
                                            Class A1, 4/15/27                                   $    4,059,670
                                                                                                --------------
                                            Total Health Care Equipment & Services              $    4,059,670
--------------------------------------------------------------------------------------------------------------
                                            BANKS -- 26.0%
                                            Thrifts & Mortgage Finance -- 26.0%
       3,813,012        1.46   1M LIBOR+    321 Henderson Receivables I LLC,
                               23bps        Floating Rate Note, 11/15/40 (144A)                 $    3,628,582
       3,311,702        1.43   1M LIBOR+    321 Henderson Receivables I LLC,
                               20bps        Floating Rate Note, 12/15/41 (144A)                      3,232,025
         732,372        1.43   1M LIBOR+    321 Henderson Receivables I LLC,
                               20bps        Floating Rate Note, 3/15/41 (144A)                         714,380
         480,062        1.58   1M LIBOR+    321 Henderson Receivables I LLC,
                               35bps        Floating Rate Note, 9/15/45 (144A)                         466,440
       1,904,932        1.43   1M LIBOR+    321 Henderson Receivables II LLC,
                               20bps        Floating Rate Note, 9/15/41 (144A)                       1,800,846
         409,625        1.99   1M LIBOR+    ABFC 2005-HE2 Trust, Floating Rate
                               75bps        Note, 6/25/35                                              411,868
          26,972        1.86   1M LIBOR+    ABFC 2005-WF1 Trust, Floating Rate
                               62bps        Note, 12/25/34                                              26,979

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,920,819        1.91   1M LIBOR+    ABFC 2005-WMC1 Trust, Floating Rate
                               67.5bps      Note, 6/25/35                                       $    1,926,382
       1,149,741        1.44   1M LIBOR+    ACE Securities Corp Home Equity Loan
                               20bps        Trust Series 2006-ASAP2, Floating Rate
                                            Note, 3/25/36                                            1,149,321
         271,775        1.71   1M LIBOR+    Aegis Asset Backed Securities Trust
                               47bps        2005-3, Floating Rate Note, 8/25/35                        271,709
          44,796        2.34   1M LIBOR+    Aegis Asset Backed Securities Trust
                               90bps        Mortgage Pass-Through Ctfs Series
                                            2004-3, Floating Rate Note, 9/25/34                         44,849
         467,050        2.34   1M LIBOR+    Aegis Asset Backed Securities Trust
                               110bps       Mortgage Pass- Through Certificates Series
                                            2004-4, Floating Rate Note, 10/25/34                       470,528
          45,832        1.61   1M LIBOR+    Aegis Asset Backed Securities Trust
                               37bps        Mortgage Pass-Through Ctfs Ser 2005-4,
                                            Floating Rate Note, 10/25/35                                45,843
         300,000                            Ally Auto Receivables Trust 2014-2,
                                            2.99%, 6/15/21                                             303,030
       4,600,000        1.63   1M LIBOR+    Ally Master Owner Trust, Floating Rate
                               40bps        Note, 2/15/21                                            4,608,568
       7,000,000        1.57   1M LIBOR+    Ally Master Owner Trust, Floating Rate
                               34bps        Note, 6/15/21                                            7,009,097
       1,237,773                            Alterna Funding II LLC, 3.2%, 2/15/24
                                            (144A)                                                   1,230,811
          59,555                            American Credit Acceptance Receivables
                                            Trust 2016-1A, 2.37%, 5/12/20 (144A)                        59,575
       7,500,000                            American Credit Acceptance Receivables
                                            Trust 2016-4, 2.11%, 2/12/21 (144A)                      7,505,252
       4,100,000                            American Credit Acceptance Receivables
                                            Trust 2017-1, 2.39%, 2/16/21 (144A)                      4,101,474
       5,188,331                            American Credit Acceptance Receivables
                                            Trust 2017-2, 1.84%, 7/13/20 (144A)                      5,189,969
       4,650,000                            American Credit Acceptance Receivables
                                            Trust 2017-3, 1.82%, 3/10/20 (144A)                      4,650,837
       2,200,000                            American Credit Acceptance Receivables
                                            Trust 2017-3, 2.25%, 1/11/21 (144A)                      2,196,312
         235,000        2.49   1M LIBOR+    American Express Credit Account Master
                               126bps       Trust, Floating Rate Note, 9/15/20                         236,074
         475,000        1.47   1M LIBOR+    American Express Credit Account Secured
                               24bps        Note Trust 2012-4, Floating Rate Note,
                                            5/15/20                                                    475,052
         204,110        1.98   1M LIBOR+    AmeriCredit Automobile Receivables
                               75bps        2016-1, Floating Rate Note, 6/10/19                        204,147
         699,254        1.79   1M LIBOR+    AmeriCredit Automobile Receivables
                               56bps        Trust 2016-3, Floating Rate Note, 11/8/19                  699,816
       2,367,517        1.53   1M LIBOR+    AmeriCredit Automobile Receivables
                               30bps        Trust 2017-1, Floating Rate Note, 5/18/20                2,367,923
       3,000,000        1.48   1M LIBOR+    AmeriCredit Automobile Receivables
                               25bps        Trust 2017-2, Floating Rate Note, 9/18/20                2,999,886

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 21

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         907,149        1.92   1M LIBOR+    Ameriquest Mortgage Securities Inc
                               69bps        Asset-Backed Pass-Through Ctfs Ser
                                            2005-R5, Floating Rate Note, 7/25/35                $      909,565
         188,126        1.57   1M LIBOR+    Ameriquest Mortgage Securities, Inc.,
                               33bps        Asset Backed Pass-Through Ctfs Series
                                            2005-R11, Floating Rate Note, 1/25/36                      187,975
         116,297        2.27   1M LIBOR+    Amortizing Residential Collateral Trust
                               103.5bps     2002-BC5, Floating Rate Note, 7/25/32                      115,163
         261,342        1.58   1M LIBOR+    Argent Securities Inc Asset-Backed Pass-
                               34bps        Through Certificates Series 2005-W3,
                                            Floating Rate Note, 11/25/35                               260,937
       3,400,000                            ARI Fleet Lease Trust 2017-A, 1.91%,
                                            4/15/26 (144A)                                           3,402,075
         410,000                            Ascentium Equipment Receivables
                                            2015-1 LLC, 5.92%, 6/12/23 (144A)                          414,432
       2,042,190                            Ascentium Equipment Receivables
                                            2016-2 Trust, 1.46%, 4/10/19 (144A)                      2,040,452
       3,500,000                            Ascentium Equipment Receivables
                                            2017-1 Trust, 1.87%, 7/10/19 (144A)                      3,500,668
         486,303        1.44   1M LIBOR+    Asset Backed Securities Corp Home Equity
                               20bps        Loan Trust Series AEG 2006-HE1, Floating
                                            Rate Note, 1/25/36                                         482,468
       1,274,330        2.18   1M LIBOR+    Asset Backed Securities Corp Home Equity
                               94.5bps      Loan Trust Series NC 2005-HE4, Floating
                                            Rate Note, 5/25/35                                       1,282,813
         871,233        1.67   1M LIBOR+    Asset Backed Securities Corp Home Equity
                               43bps        Loan Trust Series NC 2005-HE8, Floating
                                            Rate Note, 11/25/35                                        871,373
          62,572        1.92   1M LIBOR+    Asset-Backed Pass-Through Certificates
                               69bps        Series 2004-R2, Floating Rate Note,
                                            4/25/34                                                     62,784
         575,373        1.85   1M LIBOR+    Asset-Backed Pass-Through Certificates
                               62bps        Series 2004-R2, Floating Rate Note,
                                            4/25/34                                                    576,649
       7,020,000        1.62   1M LIBOR+    BA Credit Card Trust, Floating Rate Note,
                               39bps        10/15/21                                                 7,050,135
       6,975,000        1.52   1M LIBOR+    Barclays Dryrock Issuance Trust, Floating
                               30bps        Rate Note, 5/15/23                                       6,984,803
          25,318               1M LIBOR+    Bayview Financial Acquisition Trust, 6.205%,
                               112.5bps     5/28/37 (Step)                                              26,212
       1,407,121        2.36   1M LIBOR+    Bayview Financial Acquisition Trust, Floating
                               112.5bps     Rate Note, 5/28/44                                       1,407,968
           3,258        2.24   1M LIBOR+    Bayview Financial Mortgage Pass-Through
                               100.5bps     Certificates Series 2004-D, Floating Rate
                                            Note, 8/28/44                                                3,258
         671,584        1.98   1M LIBOR+    Bayview Financial Mortgage Pass-Through
                               50bps        Trust 2005-C, Floating Rate Note, 6/28/44                  670,320
          57,287                            BCC Funding Corp X, 2.224%, 10/20/20
                                            (144A)                                                      57,232

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,600,000                            BCC Funding Corp X, 4.544%, 12/21/20
                                            (144A)                                              $    2,632,344
       1,281,207        1.99   1M LIBOR+    Bear Stearns Asset Backed Securities I
                               75bps        Trust 2005-FR1, Floating Rate Note,
                                            6/25/35                                                  1,283,806
         164,222        1.72   1M LIBOR+    Bear Stearns Asset Backed Securities I
                               48bps        Trust 2005-HE12, Floating Rate Note,
                                            12/25/35                                                   164,591
       1,442,018        1.89   1M LIBOR+    Bear Stearns Asset Backed Securities I
                               66bps        Trust 2005-TC1, Floating Rate Note,
                                            5/25/35                                                  1,445,832
       2,435,145        1.64   1M LIBOR+    Bear Stearns Asset Backed Securities I
                               40bps        Trust 2006-EC2, Floating Rate Note,
                                            2/25/36                                                  2,437,813
         150,410        2.44   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               120bps       2004-2, Floating Rate Note, 8/25/34                        150,580
         208,323        2.38   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               57bps        2004-SD3, Floating Rate Note, 9/25/34                      208,350
           3,601        2.04   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               80bps        2005-SD1, Floating Rate Note, 8/25/43                        3,601
         277,891        1.71   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               47bps        2005-SD2, Floating Rate Note, 3/25/35                      277,427
         285,743        1.64   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               40bps        2005-SD2, Floating Rate Note, 3/25/35                      285,210
         785,020        1.61                Bear Stearns Asset Backed Securities Trust
                                            2006-SD1, Variable Rate Note, 4/25/36                      767,996
       1,866,539        1.62   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               38bps        2006-SD2, Floating Rate Note, 6/25/36                    1,837,307
         300,406        1.73   1M LIBOR+    Bear Stearns Asset Backed Securities Trust
                               49bps        2006-SD2, Floating Rate Note, 6/25/36                      296,069
         306,607        2.24   1M LIBOR+    Bear Stearns Structured Products Trust
                               100bps       2007-EMX1, Floating Rate Note, 3/25/37
                                            (144A)                                                     307,782
       2,700,000        2.08   1M LIBOR+    Cabela's Credit Card Master Note Trust,
                               85bps        Floating Rate Note, 6/15/22                              2,724,240
       2,200,000        1.68   1M LIBOR+    Cabela's Credit Card Master Note Trust,
                               45bps        Floating Rate Note, 7/15/22                              2,208,694
         493,080                            California Republic Auto Receivables Trust
                                            2016-2, 1.34%, 3/15/19                                     493,020
       1,050,000                            California Republic Auto Receivables Trust
                                            2016-2, 1.56%, 7/15/20                                   1,049,411
       1,839,810                            California Republic Auto Receivables Trust
                                            2017-1, 1.55%, 11/15/19                                  1,839,454
       2,696,958                            CAM Mortgage Trust 2016-2, 3.25%,
                                            6/15/57 (Step) (144A)                                    2,700,181
         550,000                            CarMax Auto Owner Trust 2015-2, 2.39%,
                                            3/15/21                                                    552,651
         289,378        1.76   1M LIBOR+    CarMax Auto Owner Trust 2016-1, Floating
                               53bps        Rate Note, 4/15/19                                         289,522

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 23

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       3,050,000        1.41   1M LIBOR+    CarMax Auto Owner Trust 2017-3, Floating
                               18bps        Rate Note, 9/15/20                                  $    3,051,195
       1,842,267        1.42   1M LIBOR+    Carrington Mortgage Loan Trust Series
                               18bps        2006-OPT1, Floating Rate Note, 12/26/35                  1,835,566
         519,217                            Cazenovia Creek Funding I LLC, 2.0%,
                                            12/10/23 (144A)                                            516,945
         316,640                            Cazenovia Creek Funding I LLC, 2.773%,
                                            12/10/23 (144A)                                            314,859
       1,424,047                            CCG Receivables Trust 2016-1, 1.69%,
                                            9/14/22 (144A)                                           1,423,663
       2,515,892                            CCG Receivables Trust 2017-1, 1.35%,
                                            6/14/18 (144A)                                           2,515,914
         218,498        3.65                Centex Home Equity Loan Trust 2003-A,
                                            Floating Rate Note, 3/25/33                                218,097
      10,645,000        1.53   1M LIBOR+    Chase Issuance Trust, Floating Rate Note,
                               30bps        1/18/22                                                 10,685,362
         200,000        1.49   1M LIBOR+    Chase Issuance Trust, Floating Rate Note,
                               26bps        12/16/19                                                   200,067
       4,645,000        1.63   1M LIBOR+    Chase Issuance Trust, Floating Rate Note,
                               40bps        3/15/24                                                  4,660,769
       2,420,000        1.51   1M LIBOR+    Chase Issuance Trust, Floating Rate Note,
                               28bps        4/15/20                                                  2,423,137
       1,845,590        2.38   1M LIBOR+    Chesapeake Funding II LLC, Floating Rate
                               115bps       Note, 3/15/28 (144A)                                     1,852,497
       2,201,167        2.23   1M LIBOR+    Chesapeake Funding II LLC, Floating Rate
                               100bps       Note, 6/15/28 (144A)                                     2,214,705
       6,570,000        1.68   1M LIBOR+    Chesapeake Funding II LLC, Floating Rate
                               45bps        Note, 7/15/29 (144A)                                     6,586,221
      11,000,000        1.57   1M LIBOR+    Chesapeake Funding II LLC, Floating Rate
                               34bps        Note, 8/15/29 (144A)                                    11,012,854
       4,700,000        1.48   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               25bps        Rate Note, 1/19/21                                       4,709,571
       7,984,000        2.39   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               115bps       Rate Note, 1/23/20                                       8,012,255
       4,500,000        1.45   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               22bps        Rate Note, 4/7/22                                        4,511,149
       4,050,000        2.61   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               137.5bps     Rate Note, 5/20/20                                       4,084,505
       2,980,000        1.52   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               28bps        Rate Note, 5/26/20                                       2,984,709
       2,580,000        1.66   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               42bps        Rate Note, 7/24/20                                       2,587,639
       8,200,000        1.60   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               37bps        Rate Note, 8/8/24                                        8,229,522
       4,771,000        1.66   1M LIBOR+    Citibank Credit Card Issuance Trust, Floating
                               43bps        Rate Note, 9/10/20                                       4,789,129

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         784,879                            Citicorp Residential Mortgage Trust Series
                                            2006-1, 5.40402%, 7/25/36 (Step)                    $      787,238
         457,943        1.91   1M LIBOR+    Citigroup Mortgage Loan Trust Series
                               67.5bps      2005-OPT3 Asset Backed Pass-Through
                                            Certifi, Floating Rate Note, 5/25/35                       458,680
         164,780        2.26   1M LIBOR+    Citigroup Mortgage Loan Trust, Inc.,
                               102bps       Floating Rate Note, 11/25/34                               166,080
         561,648        1.99   1M LIBOR+    Citigroup Mortgage Loan Trust, Inc.,
                               75bps        Floating Rate Note, 5/25/35 (144A)                         560,973
       5,800,000        1.46   1M LIBOR+    Citigroup Mortgage Loan Trust, Inc.,
                               22bps        Floating Rate Note, 8/25/36                              5,736,362
       2,850,000        1.37   1M LIBOR+    CNH Equipment Trust 2017-B, Floating
                               14bps        Rate Note, 11/16/20                                      2,850,791
         691,429        2.69   1M LIBOR+    Commonbond Student Loan Trust 2016-B,
                               145bps       Floating Rate Note, 10/25/40 (144A)                        699,879
       7,016,073        2.08   1M LIBOR+    Commonbond Student Loan Trust
                               85bps        2017-A-GS, Floating Rate Note,
                                            5/25/41 (144A)                                           7,060,969
       1,775,356                            Conn Funding II LP, 2.73%, 7/15/19
                                            (144A)                                                   1,776,368
       1,800,000                            Conn Funding II LP, 5.11%, 2/15/20
                                            (144A)                                                   1,811,977
         326,144                            Conn's Receivables Funding 2016-B LLC,
                                            3.73%, 10/15/18 (144A)                                     326,382
         500,000                            Conn's Receivables Funding 2016-B LLC,
                                            7.34%, 3/15/19 (144A)                                      509,327
         314,224        3.73   1M LIBOR+    Conseco Finance Home Equity Loan
                               250bps       Trust 2002-B, Floating Rate Note, 6/15/32                  306,885
         325,268        2.73   1M LIBOR+    Conseco Finance Home Equity Loan
                               150bps       Trust 2002-C, Floating Rate Note, 4/15/32                  323,817
         378,384        2.29   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               105bps       Floating Rate Note, 1/25/35                                380,409
       1,656,429        2.14   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               90bps        Floating Rate Note, 3/25/35                              1,655,812
       8,274,473        1.47   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               23bps        Floating Rate Note, 4/25/36                              8,262,514
         124,747        1.92   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               68bps        Floating Rate Note, 6/25/33 (144A)                         123,874
          26,670        2.14   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               90bps        Floating Rate Note, 6/25/33 (144A)                          26,572
         511,234        1.50   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               26bps        Floating Rate Note, 7/25/36                                509,677
       1,915,000                            CPS Auto Receivables Trust 2015-A,
                                            4.0%, 2/16/21 (144A)                                     1,951,625
         316,128                            CPS Auto Receivables Trust 2015-B,
                                            1.65%, 11/15/19 (144A)                                     316,130
         575,711                            CPS Auto Receivables Trust 2016-A,
                                            2.25%, 10/15/19 (144A)                                     576,442

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 25

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         400,000                            CPS Auto Receivables Trust 2016-C,
                                            2.48%, 9/15/20 (144A)                               $      401,056
       2,707,759                            CPS Auto Receivables Trust 2017-C,
                                            1.78%, 9/15/20 (144A)                                    2,706,437
       1,302,255                            CPS Auto Trust, 1.5%, 6/15/20 (144A)                     1,299,816
       1,435,205                            CPS Auto Trust, 1.68%, 8/17/20 (144A)                    1,433,511
       2,441,779        1.48   1M LIBOR+    Credit Suisse Seasoned Loan Trust
                               24bps        2006-1, Floating Rate Note, 10/25/34
                                            (144A)                                                   2,427,830
         144,440        1.35   1M LIBOR+    Credit-Based Asset Servicing &
                               24bps        Securitization LLC, Floating Rate Note,
                                            10/25/36                                                   144,225
         131,153        1.90   1M LIBOR+    Credit-Based Asset Servicing &
                               66bps        Securitization LLC, Floating Rate Note,
                                            7/25/34                                                    131,331
       1,312,302        1.89   1M LIBOR+    CSFB Mortgage-Backed Pass-Through
                               65bps        Certificates Series 2005-AGE1, Floating
                                            Rate Note, 2/25/32                                       1,300,164
         833,968        1.51   1M LIBOR+    CSMC Trust 2006-CF3, Floating Rate
                               54bps        Note, 10/27/36 (144A)                                      830,791
       5,970,760        2.36   1M LIBOR+    CWABS Asset-Backed Certificates Trust
                               112.5bps     2004-10, Floating Rate Note, 12/25/34                    6,070,177
       1,854,841        2.29   1M LIBOR+    CWABS Asset-Backed Certificates Trust
                               105bps       2004-7, Floating Rate Note, 12/25/34                     1,860,969
       3,176,371        1.47   1M LIBOR+    CWABS Asset-Backed Certificates Trust
                               23bps        2005-14, Floating Rate Note, 4/25/36                     3,174,389
       1,300,000                            Dell Equipment Finance Trust 2017-1,
                                            1.86%, 6/24/19 (144A)                                    1,300,700
             221                            Delta Funding Home Equity Loan Trust
                                            1997-2, 7.04%, 6/25/27                                         213
       5,915,000        1.58   1M LIBOR+    Discover Card Execution Note Trust,
                               35bps        Floating Rate Note, 8/17/20                              5,920,831
       2,457,677        2.94   1M LIBOR+    DRB Prime Student Loan Trust 2015-D,
                               170bps       Floating Rate Note, 1/25/40 (144A)                       2,519,350
       2,112,319        3.04   1M LIBOR+    DRB Prime Student Loan Trust 2016-B,
                               180bps       Floating Rate Note, 6/25/40 (144A)                       2,175,581
       5,016,147        2.09   1M LIBOR+    DRB Prime Student Loan Trust 2017-A,
                               85bps        Floating Rate Note, 5/27/42 (144A)                       5,051,060
       3,750,000                            Drive Auto Receivables Trust 2017-1,
                                            2.36%, 3/15/21                                           3,756,514
       3,500,000        1.57                Drive Auto Receivables Trust 2017-1,
                                            Floating Rate Note, 5/15/19                              3,500,483
         700,000                            Drive Auto Receivables Trust 2017-2,
                                            2.25%, 6/15/21                                             700,479
       2,600,000        1.51   1M LIBOR+    Drive Auto Receivables Trust 2017-2,
                               28bps        Floating Rate Note, 8/15/19                              2,599,999
         513,421                            Drive Auto Receivables Trust 2017-A,
                                            1.48%, 3/15/19 (144A)                                      513,420

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,000,000                            Drive Auto Receivables Trust 2017-B,
                                            2.2%, 5/15/20 (144A)                                $    2,004,145
       1,653,175        4.15   3M LIBOR+    Drug Royalty II LP 2, Floating Rate Note,
                               285bps       7/15/23 (144A)                                           1,669,080
          54,324                            DT Auto Owner Trust 2016-3, 1.75%,
                                            11/15/19 (144A)                                             54,332
       4,500,000                            DT Auto Owner Trust 2017-1, 2.26%,
                                            2/15/21 (144A)                                           4,497,457
       1,780,798                            DT Auto Owner Trust 2017-2, 1.72%,
                                            5/15/20 (144A)                                           1,780,964
       1,700,000                            DT Auto Owner Trust 2017-2, 2.44%,
                                            2/15/21 (144A)                                           1,703,228
       1,812,981        3.09   1M LIBOR+    Earnest Student Loan Program 2016-C
                               185bps       LLC, Floating Rate Note, 10/27/36 (144A)                 1,860,952
       1,590,871        2.64   1M LIBOR+    Earnest Student Loan Program 2016-D
                               140bps       LLC, Floating Rate Note, 1/25/41 (144A)                  1,616,725
       6,240,126        2.23   1M LIBOR+    Earnest Student Loan Program 2017-A
                               100bps       LLC, Floating Rate Note, 1/25/41 (144A)                  6,240,025
       5,053,485                            Engs Commercial Finance Trust 2016-1,
                                            2.63%, 2/22/22 (144A)                                    5,042,464
         882,150                            Enterprise Fleet Financing LLC, 1.59%,
                                            2/22/21 (144A)                                             881,882
       1,650,484                            Enterprise Fleet Financing LLC, 1.74%,
                                            2/22/22 (144A)                                           1,649,176
       3,550,000        1.73   1M LIBOR+    Evergreen Credit Card Trust Series
                               50bps        2016-3, Floating Rate Note, 11/16/20
                                            (144A)                                                   3,564,280
          36,725                            Exeter Automobile Receivables Trust
                                            2015-2, 1.54%, 11/15/19 (144A)                              36,720
       2,219,678                            Exeter Automobile Receivables Trust
                                            2017-1, 1.96%, 3/15/21 (144A)                            2,215,259
       7,255,304                            Exeter Automobile Receivables Trust
                                            2017-2, 2.11%, 6/15/21 (144A)                            7,265,209
       3,000,000                            Exeter Automobile Receivables Trust
                                            2017-3, 2.05%, 12/15/21 (144A)                           2,997,702
       4,743,364        1.76   1M LIBOR+    FBR Securitization Trust, Floating Rate
                               52bps        Note, 10/25/35                                           4,745,741
         195,203        1.98   1M LIBOR+    FBR Securitization Trust, Floating Rate
                               74bps        Note, 11/25/35                                             194,970
         783,862        1.95   1M LIBOR+    FFMLT Trust 2005-FF2, Floating Rate
                               72bps        Note, 3/25/35                                              785,014
       5,065,391        1.48   1M LIBOR+    Fieldstone Mortgage Investment Trust
                               49bps        Series 2005-3, Floating Rate Note,
                                            2/25/36                                                  4,994,292
       2,700,000        1.39   1M LIBOR+    Fifth Third Auto Trust 2017-1, Floating
                               15bps        Rate Note, 4/15/20                                       2,700,488
          57,044        2.54   1M LIBOR+    First Franklin Mortgage Loan Trust
                               130bps       2003-FFC, Floating Rate Note, 11/25/32                      56,942

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 27

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
          97,551        2.09   1M LIBOR+    First Franklin Mortgage Loan Trust
                               85.5bps      2004-FF4, Floating Rate Note, 6/25/34               $       96,793
         287,258        2.06   1M LIBOR+    First Franklin Mortgage Loan Trust
                               82.5bps      2004-FF8, Floating Rate Note, 10/25/34                     288,601
         740,401        2.04   1M LIBOR+    First Franklin Mortgage Loan Trust
                               81bps        2005-FFH2, Floating Rate Note, 4/25/35
                                            (144A)                                                     743,774
       2,065,288        1.46   1M LIBOR+    First Franklin Mortgage Loan Trust
                               24bps        2006-FF1, Floating Rate Note, 1/25/36                    2,063,677
          34,125        1.48   1M LIBOR+    First Franklin Mortgage Loan Trust
                               22bps        2006-FF1, Floating Rate Note, 1/25/36                       34,123
         409,310        1.50   1M LIBOR+    First Franklin Mortgage Loan Trust Series
                               26bps        2005-FF12, Floating Rate Note, 11/25/36                    409,211
       1,229,807                            First Investors Auto Owner Trust 2017-1,
                                            1.69%, 4/15/21 (144A)                                    1,228,061
       4,222,853                            First Investors Auto Owner Trust 2017-2,
                                            1.86%, 10/15/21 (144A)                                   4,220,176
       2,200,000        1.63   1M LIBOR+    First National Master Note Trust 2017-1,
                               40bps        Floating Rate Note, 4/18/22                              2,203,805
       2,275,548                            Flagship Credit Auto Trust 2015-2, 1.98%,
                                            10/15/20 (144A) (e)                                      2,278,038
       1,062,773                            Flagship Credit Auto Trust 2015-3, 2.38%,
                                            10/15/20 (144A)                                          1,066,278
         474,601                            Flagship Credit Auto Trust 2016-3, 1.61%,
                                            12/15/19 (144A)                                            474,478
       2,630,276                            Flagship Credit Auto Trust 2017-1, 1.93%,
                                            12/15/21 (144A)                                          2,631,564
       7,046,769                            Flagship Credit Auto Trust 2017-2, 1.85%,
                                            7/15/21 (144A)                                           7,043,104
         748,750                            FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                   745,350
          73,925        1.63   1M LIBOR+    Ford Credit Auto Owner Trust 2016-A,
                               40bps        Floating Rate Note, 12/15/18                                73,936
         749,655        1.54   1M LIBOR+    Ford Credit Auto Owner Trust 2016-B,
                               31bps        Floating Rate Note, 3/15/19                                749,949
       3,323,046        1.35   1M LIBOR+    Ford Credit Auto Owner Trust 2017-A,
                               12bps        Floating Rate Note, 12/15/19                             3,324,549
       7,500,000        1.30   1M LIBOR+    Ford Credit Auto Owner Trust 2017-B,
                               7bps         Floating Rate Note, 5/15/20                              7,503,752
       4,900,000        1.69   1M LIBOR+    Ford Credit Floorplan Master Owner Trust A,
                               46bps        Floating Rate Note, 11/15/21                             4,916,580
       4,000,000        2.13   1M LIBOR+    Ford Credit Floorplan Master Owner Trust A,
                               90bps        Floating Rate Note, 2/15/21                              4,033,486
       3,500,000        1.85   1M LIBOR+    Ford Credit Floorplan Master Owner Trust A,
                               62bps        Floating Rate Note, 7/15/21                              3,521,724
       5,362,017                            Foursight Capital Automobile Receivables
                                            Trust 2016-1, 2.87%, 10/15/21 (144A)                     5,382,597
       7,047,216                            Foursight Capital Automobile Receivables
                                            Trust 2017-1, 2.37%, 4/15/22 (144A)                      7,035,626

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         409,150        1.95   1M LIBOR+    Fremont Home Loan Trust 2005-2,
                               72bps        Floating Rate Note, 6/25/35                         $      410,243
       8,069,572        1.47   1M LIBOR+    Fremont Home Loan Trust 2005-E,
                               23bps        Floating Rate Note, 1/25/36                              8,011,907
       5,818,591                            GCAT 2017-1 LLC, 3.375%, 3/25/47
                                            (Step) (144A)                                            5,795,135
       3,865,031                            GCAT 2017-4 LLC, 3.2282%, 5/25/22
                                            (Step) (144A)                                            3,877,397
       6,259,473        1.46   1M LIBOR+    GE-WMC Asset-Backed Pass-Through
                               22.5bps      Certificates Series 2005-2, Floating Rate
                                            Note, 12/25/35                                           6,245,553
          43,834                            GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                      43,177
         743,298                            GLS Auto Receivables Trust 2016-1,
                                            2.73%, 10/15/20 (144A)                                     743,183
       8,600,000                            GLS Auto Receivables Trust 2017-1,
                                            2.67%, 4/15/21 (144A)                                    8,594,263
       2,600,000        1.35   1M LIBOR+    GM Financial Consumer Automobile
                               12bps        2017-1, Floating Rate Note, 3/16/20
                                            (144A)                                                   2,601,096
         306,731        4.54                GMACM Home Equity Loan Trust 2002-HE4,
                                            Variable Rate Note, 10/25/32                               305,578
       1,005,221                            GMAT 2013-1 Trust, 6.9669%, 8/25/53
                                            (Step)                                                   1,006,770
       2,133,365                            GMAT 2015-1 Trust, 4.25%, 9/25/20
                                            (Step) (144A)                                            2,133,365
       4,700,000        1.80   1M LIBOR+    GMF Floorplan Owner Revolving Trust,
                               57bps        Floating Rate Note, 1/18/22 (144A)                       4,726,790
       8,725,000        1.73   1M LIBOR+    GMF Floorplan Owner Revolving Trust,
                               50bps        Floating Rate Note, 5/15/20 (144A)                       8,744,341
       2,100,000        2.08   1M LIBOR+    GMF Floorplan Owner Revolving Trust,
                               85bps        Floating Rate Note, 5/17/21 (144A)                       2,120,370
       4,000,000        1.83   1M LIBOR+    Golden Credit Card Trust, Floating Rate
                               60bps        Note, 1/15/20 (144A)                                     4,003,024
         150,000        1.67   1M LIBOR+    Golden Credit Card Trust, Floating Rate
                               44bps        Note, 2/15/20 (144A)                                       150,190
       2,200,000        1.63   1M LIBOR+    Golden Credit Card Trust, Floating Rate
                               40bps        Note, 2/15/21 (144A)                                     2,207,891
         590,000        1.68   1M LIBOR+    Golden Credit Card Trust, Floating Rate
                               45bps        Note, 3/15/21 (144A)                                       592,406
       5,000,000                            Green Tree Agency Advance Funding Trust I,
                                            3.1216%, 10/15/48 (144A)                                 4,971,300
         906,356        2.29   1M LIBOR+    Green Tree Mortgage Loan Trust 2005-HE1,
                               70bps        Floating Rate Note, 12/25/32 (144A)                        905,122
         248,242        1.89   1M LIBOR+    GSAA Home Equity Trust 2004-11,
                               66bps        Floating Rate Note, 12/25/34                               250,356
         669,782        2.06   1M LIBOR+    GSAA Trust, Floating Rate Note,
                               55bps        6/25/35                                                    665,562

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 29

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,778,233        2.21   1M LIBOR+    GSAMP Trust 2004-HE2, Floating Rate
                               97.5bps      Note, 9/25/34                                       $    2,806,286
         599,503        2.21   1M LIBOR+    GSAMP Trust 2004-SEA2, Floating Rate
                               65bps        Note, 3/25/34                                              599,818
         129,229        1.99   1M LIBOR+    GSAMP Trust 2005-HE1, Floating Rate
                               75bps        Note, 12/25/34                                             129,282
         571,662        1.42   1M LIBOR+    GSAMP Trust 2006-HE2, Floating Rate
                               18bps        Note, 3/25/46                                              571,453
         788,523        2.59   1M LIBOR+    GSRPM Mortgage Loan Trust 2003-2,
                               135bps       Floating Rate Note, 6/25/33                                785,379
       1,941,149        1.54   1M LIBOR+    GSRPM Mortgage Loan Trust 2006-1,
                               30bps        Floating Rate Note, 3/25/35 (144A)                       1,922,748
         928,215        1.54   1M LIBOR+    GSRPM Mortgage Loan Trust 2006-2,
                               30bps        Floating Rate Note, 9/25/36 (144A)                         926,942
         944,586                            Hero Residual Funding 2016-1R, 4.5%,
                                            9/21/42 (144A)                                             939,863
       4,400,000        1.88   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               65bps        Rate Note, 4/10/31 (144A)                                4,404,843
       3,200,000        2.74   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               150bps       Rate Note, 7/10/29 (144A)                                3,201,687
       2,600,000        3.53   1M LIBOR+    Hertz Fleet Lease Funding LP, Floating
                               230bps       Rate Note, 7/10/29 (144A)                                2,589,065
         116,585        1.62   1M LIBOR+    Home Equity Asset Trust 2005-7, Floating
                               45bps        Rate Note, 1/25/36                                         116,641
       3,196,361        1.61   1M LIBOR+    Home Equity Mortgage Loan Asset-Backed
                               37bps        Trust Series INABS 2005-C, Floating
                                            Rate Note, 10/25/35                                      3,195,355
         143,379        3.14   1M LIBOR+    Home Equity Mortgage Trust, Floating Rate
                               190bps       Note, 10/25/34                                             141,405
       1,283,318                            Honor Automobile Trust Securitization
                                            2016-1A, 2.94%, 11/15/19 (144A)                          1,288,007
       1,570,000        1.61   1M LIBOR+    HSI Asset Securitization Corp Trust
                               37bps        2006-OPT2, Floating Rate Note, 1/25/36                   1,561,040
         191,368        1.78   1M LIBOR+    Hyundai Auto Lease Securitization Trust
                               55bps        2016-A, Floating Rate Note, 7/16/18
                                            (144A)                                                     191,417
         274,811                            Invitation Homes Trust 2014-SFR3 Class D,
                                            3.51%, 12/17/31                                            274,810
         310,925        2.74   1M LIBOR+    Irwin Whole Loan Home Equity Trust
                               100bps       2003-C, Floating Rate Note, 6/25/28                        308,534
         300,685        1.97   1M LIBOR+    IXIS Real Estate Capital Trust 2005-HE3,
                               73.5bps      Floating Rate Note, 12/25/35                               301,182
       2,600,000        1.34   1M LIBOR+    John Deere Owner Trust 2017-B, Floating
                               11bps        Rate Note, 4/15/20                                       2,601,317
       1,011,275        2.02   1M LIBOR+    JP Morgan Mortgage Acquisition Corp
                               78bps        2005-FLD1, Floating Rate Note, 7/25/35                   1,013,701
       4,500,000        2.21                JP Morgan Mortgage Acquisition Corp
                                            2005-FLD1, Floating Rate Note, 7/25/35                   4,537,876

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         233,612        1.46   1M LIBOR+    JP Morgan Mortgage Acquisition Corp
                               22bps        2005-FRE1, Floating Rate Note,
                                            10/25/35                                            $      233,474
          78,920        1.41   1M LIBOR+    JP Morgan Mortgage Acquisition Trust
                               17bps        2006-NC1, Floating Rate Note, 4/25/36                       78,738
      10,745,000        1.94   1M LIBOR+    Lake Country Mortgage Loan Trust
                               70bps        2006-HE1, Floating Rate Note, 7/25/34
                                            (144A)                                                  10,661,086
       3,054,092                            Laurel Road Prime Student Loan Trust
                                            2017-B, 1.63%, 8/25/42 (144A)                            3,053,772
       3,505,350                            Leaf Receivables Funding 12 LLC,
                                            1.72%, 5/15/19 (144A)                                    3,505,134
       1,763,719        2.04   1M LIBOR+    Lehman XS Trust Series 2005-4, Floating
                               80bps        Rate Note, 10/25/35                                      1,741,176
       4,773,668        1.69   1M LIBOR+    Long Beach Mortgage Loan Trust
                               23bps        2006-WL1, Floating Rate Note, 1/25/46                    4,774,184
       5,850,000        1.49   1M LIBOR+    MBNA Credit Card Master Note Trust,
                               26bps        Floating Rate Note, 8/16/21                              5,860,373
         612,716        2.10   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               86bps        Series 2004-OPT1, Floating Rate Note,
                                            6/25/35                                                    595,732
       1,557,815        1.46   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               22bps        Series 2006-FF1, Floating Rate Note,
                                            8/25/36                                                  1,557,354
       1,309,787        2.03   1M LIBOR+    Morgan Stanley ABS Capital I Inc Trust
                               79.5bps      2005-HE3, Floating Rate Note, 7/25/35                    1,313,045
         210,426        1.82   1M LIBOR+    Morgan Stanley ABS Capital I Inc Trust
                               39bps        2005-HE6, Floating Rate Note, 11/25/35                     209,946
       1,629,385        1.97   1M LIBOR+    Morgan Stanley ABS Capital I Inc Trust
                               73.5bps      2005-WMC1, Floating Rate Note, 1/25/35                   1,634,859
           3,108        1.94   1M LIBOR+    Morgan Stanley ABS Capital I Inc Trust
                               70.5bps      2005-WMC3, Floating Rate Note, 3/25/35                       3,109
          26,680        1.86                Morgan Stanley ABS Capital I, Inc. Trust
                                            2005-NC2, Floating Rate Note, 3/25/35                       26,685
         183,440        2.02   1M LIBOR+    Morgan Stanley Home Equity Loan Trust
                               78bps        2005-1, Floating Rate Note, 12/25/34                       184,157
         953,569        1.52   1M LIBOR+    Morgan Stanley Home Equity Loan Trust
                               28bps        2006-2, Floating Rate Note, 2/25/36                        946,986
         327,852        1.43   1M LIBOR+    Morgan Stanley Structured Trust, Floating
                               19bps        Rate Note, 6/25/37                                         327,462
         277,193        1.84   1M LIBOR+    MOTOR 2015-1 Plc, Floating Rate Note,
                               60bps        6/27/22 (144A)                                             277,287
       3,500,000        1.77   1M LIBOR+    Motor 2017-1 Plc, Floating Rate Note,
                               53bps        10/25/24 (144A)                                          3,502,720
          85,428                            Nations Equipment Finance Funding II
                                            LLC, 1.558%, 7/20/18 (144A)                                 85,393
         759,212                            Nations Equipment Finance Funding II
                                            LLC, 3.276%, 1/22/19 (144A)                                759,393

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 31

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       3,354,105                            Nations Equipment Finance Funding III
                                            LLC, 3.61%, 2/22/21 (144A)                          $    3,364,520
         900,000        3.60                Nationstar HECM Loan Trust 2016-2,
                                            Variable Rate Note, 6/25/26 (144A)                         921,921
       4,450,065                            Nationstar HECM Loan Trust 2017-1,
                                            1.9679%, 5/25/27 (144A)                                  4,450,999
       4,400,000        2.04                Nationstar HECM Loan Trust 2017-2,
                                            Floating Rate Note, 9/25/27 (144A)                       4,400,000
         871,195        1.52                Nationstar Home Equity Loan Trust
                                            2006-B REMICS, Floating Rate Note,
                                            9/25/36                                                    865,985
       1,225,000                            Navitas Equipment Receivables LLC
                                            2015-1, 4.5%, 6/17/19 (144A)                             1,237,024
       2,277,325                            Navitas Equipment Receivables LLC
                                            2016-1, 2.2%, 6/15/21 (144A)                             2,276,776
       4,600,000                            Navitas Equipment Receivables LLC
                                            2016-1, 3.22%, 10/15/21 (144A)                           4,610,599
         571,974        1.93   1M LIBOR+    New Century Home Equity Loan Trust
                               70bps        2005-1, Floating Rate Note, 3/25/35                        572,801
         418,057        1.73   1M LIBOR+    New Century Home Equity Loan Trust
                               49bps        2005-3 REMICS, Floating Rate Note,
                                            7/25/35                                                    418,764
         200,000                            New Residential Advance Receivables
                                            Trust Advance Receivables Backed Notes,
                                            2.5751%, 10/15/49 (144A)                                   198,515
       7,250,000        2.93   1M LIBOR+    NextGear Floorplan Master Owner Trust,
                               170bps       Floating Rate Note, 4/15/21 (144A)                       7,391,358
       5,000,000        2.33   1M LIBOR+    NextGear Floorplan Master Owner Trust,
                               110bps       Floating Rate Note, 9/15/21 (144A)                       5,007,243
          53,327        1.58   1M LIBOR+    Nissan Auto Receivables 2015-C Owner
                               35bps        Trust, Floating Rate Note, 11/15/18                         53,333
         604,186        1.58   1M LIBOR+    Nissan Auto Receivables 2016-A Owner
                               35bps        Trust, Floating Rate Note, 2/15/19                         604,495
         522,244        1.53   1M LIBOR+    Nissan Auto Receivables 2016-B Owner
                               30bps        Trust, Floating Rate Note, 4/15/19                         522,559
       2,700,000        1.29   1M LIBOR+    Nissan Auto Receivables 2017-A Owner
                               6bps         Trust, Floating Rate Note, 1/15/20                       2,699,999
       6,059,000        1.54   1M LIBOR+    Nissan Master Owner Trust Receivables,
                               31bps        Floating Rate Note, 4/15/21                              6,068,221
         223,319        2.02   1M LIBOR+    NovaStar Mortgage Funding Trust Series
                               39bps        2003-1, Floating Rate Note, 5/25/33                        217,043
         222,634        2.89   1M LIBOR+    NovaStar Mortgage Funding Trust Series
                               165bps       2004-4, Floating Rate Note, 3/25/35                        222,989
      11,070,819        1.91   1M LIBOR+    NovaStar Mortgage Funding Trust Series
                               67.5 bps     2005-3, Floating Rate Note, 1/25/36                     11,049,531
       3,843,666        1.70   1M LIBOR+    NovaStar Mortgage Funding Trust Series
                               23bps        2005-4, Floating Rate Note, 1/25/36                      3,840,976

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       8,008,102        1.40   1M LIBOR+    NovaStar Mortgage Funding Trust Series
                               16bps        2006-1, Floating Rate Note, 5/25/36                 $    7,928,931
         593,348                            NYCTL 2016-A Trust, 1.47%, 11/10/29
                                            (144A)                                                     589,415
       5,816,000                            NYCTL 2017-A Trust, 1.87%, 11/10/30
                                            (144A)                                                   5,816,000
       3,250,000                            Ocwen Master Advance Receivables Trust,
                                            2.4989%, 9/15/48 (144A)                                  3,251,631
       4,452,000                            Ocwen Master Advance Receivables Trust,
                                            2.5207%, 8/17/48 (144A)                                  4,433,001
       2,700,000                            Ocwen Master Advance Receivables Trust,
                                            3.1413%, 9/15/48 (144A)                                  2,701,351
         521,588                            OneMain Financial Issuance Trust 2014-2,
                                            2.47%, 9/18/24 (144A)                                      522,183
       6,650,000        2.04   1M LIBOR+    OneMain Financial Issuance Trust 2017-1,
                               80bps        Floating Rate Note, 9/14/32 (144A)                       6,662,230
       3,000,000                            Oportun Funding III LLC, 3.69%, 7/8/21
                                            (144A)                                                   3,028,402
         960,555        2.04   1M LIBOR+    Option One Mortgage Loan Trust 2005-1,
                               66bps        Floating Rate Note, 2/25/35                                958,381
       8,000,000        1.97   1M LIBOR+    Option One Mortgage Loan Trust 2005-3,
                               73.5bps      Floating Rate Note, 8/25/35                              7,996,602
          29,594                            Option One Mortgage Loan Trust
                                            2007-FXD2, 5.9%, 3/25/37 (Step)                             27,227
          84,003                            Orange Lake Timeshare Trust 2012-A,
                                            4.87%, 3/10/27 (144A)                                       84,760
       4,753,953                            OSAT 2016-NPL1 Trust, 3.75%, 7/25/56
                                            (Step) (144A)                                            4,790,930
       2,261,439                            Oscar US Funding Trust II, 1.86%,
                                            10/15/19 (144A)                                          2,256,394
       1,746,240                            Oscar US Funding Trust IV, 2.53%,
                                            7/15/20 (144A)                                           1,746,422
         821,760        2.93   1M LIBOR+    Oscar US Funding Trust IV, Floating Rate
                               170bps       Note, 7/15/20 (144A)                                       823,799
       6,077,617                            OSCAR US Funding Trust V, 2.31%,
                                            11/15/19 (144A)                                          6,078,207
       4,908,845        2.63                OSCAR US Funding Trust V, Floating Rate
                                            Note, 11/15/19 (144A)                                    4,927,258
         483,310                            OSCAR US Funding Trust VI LLC, 2.3%,
                                            5/11/20 (144A)                                             483,116
       3,189,846        2.03   1M LIBOR+    OSCAR US Funding Trust VI LLC, Floating
                               80bps        Rate Note, 5/11/20 (144A)                                3,192,037
       2,700,000        1.89   1M LIBOR+    OSCAR US Funding Trust VII LLC, Floating
                               65bps        Rate Note, 11/10/20 (144A)                               2,699,997
             856        1.76   1M LIBOR+    Park Place Securities Inc Asset-Backed
                               26bps        Pass-Through Ctfs Ser 2005-WHQ4,
                                            Floating Rate Note, 9/25/35                                    856

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 33

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         227,672        1.98   1M LIBOR+    Park Place Securities, Inc. Asset-Backed
                               37bps        Pass-Through Certificates Series 2005-
                                            WHQ4, Floating Rate Note, 9/25/35                   $      227,762
         454,303        2.14   1M LIBOR+    People's Choice Home Loan Securities
                               90bps        Trust Series 2004-2, Floating Rate Note,
                                            10/25/34                                                   455,722
       2,290,000        1.83   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               60bps        10/15/19 (144A)                                          2,287,572
       1,700,000        2.08   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               85bps        10/15/19 (144A)                                          1,699,999
       4,000,000        2.43   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               175bps       2/18/20 (144A)                                           4,014,770
       1,250,000        2.98   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               120bps       2/18/20 (144A)                                           1,252,615
       2,600,000        1.81   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               58bps        3/15/21 (144A)                                           2,604,419
       2,000,000        2.18   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               95bps        3/15/21 (144A)                                           2,001,446
       1,350,000        1.85   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               62bps        4/15/20 (144A)                                           1,352,659
       6,700,000        1.83   1M LIBOR+    PFS Financing Corp., Floating Rate Note,
                               60bps        7/15/22 (144A)                                           6,699,330
         946,493        1.91   1M LIBOR+    Popular ABS Mortgage Pass-Through Trust
                               45bps        2005-C, Floating Rate Note, 11/25/35                       948,445
         165,453        1.56   1M LIBOR+    Popular ABS Mortgage Pass-Through Trust
                               32bps        2006-A, Floating Rate Note, 2/25/36                        165,282
       1,618,549                            Prestige Auto Receivables Trust 2016-2,
                                            1.46%, 7/15/20 (144A)                                    1,615,681
       2,872,103                            Pretium Mortgage Credit Partners I
                                            2016-NPL6 LLC, 3.5%, 10/27/31
                                            (Step) (144A)                                            2,885,114
       4,481,282                            Pretium Mortgage Credit Partners I
                                            2017-NPL3 LLC, 3.25%, 6/27/32
                                            (Step) (144A)                                            4,475,911
       8,123,584                            Pretium Mortgage Credit Partners I
                                            2017-NPL4 LLC, 3.25%, 8/27/32
                                            (Step) (144A)                                            8,103,224
       4,490,981                            PRPM 2017-1 LLC, 4.25%, 1/25/22
                                            (Step) (144A)                                            4,503,952
         114,454                            Purchasing Power Funding 2015-A LLC,
                                            3.5%, 12/15/19 (144A)                                      114,457
       1,086,253        1.90   1M LIBOR+    Quest Trust REMICS, Floating Rate Note,
                               66bps        3/25/34 (144A)                                           1,076,521
         348,829        2.04   1M LIBOR+    RAAC Series 2005-RP3 Trust, Floating
                               80bps        Rate Note, 5/25/39 (144A)                                  344,406
         901,797        1.49   1M LIBOR+    RAAC Series 2006-RP2 Trust, Floating
                               25bps        Rate Note, 2/25/37 (144A)                                  897,399

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,300,000        1.88   1M LIBOR+    RAMP Series 2005-EFC6 Trust, Floating
                               43bps        Rate Note, 11/25/35                                 $    1,299,034
       7,350,000        1.74   1M LIBOR+    RAMP Series 2005-RS7 Trust, Floating
                               50bps        Rate Note, 7/25/35                                       7,269,542
         419,760        1.40   1M LIBOR+    RAMP Series 2006-EFC2 Trust, Floating
                               16bps        Rate Note, 12/25/36                                        418,455
       2,424,345        1.70   1M LIBOR+    RASC Series 2001-KS3 Trust, Floating
                               46bps        Rate Note, 9/25/31                                       2,374,672
       2,849,626        1.89   1M LIBOR+    RASC Series 2005-EMX4 Trust, Floating
                               66bps        Rate Note, 11/25/35                                      2,858,988
       3,792,166        1.85   1M LIBOR+    RASC Series 2005-KS10 Trust, Floating
                               41bps        Rate Note, 11/25/35                                      3,792,386
         817,816        1.64   1M LIBOR+    RASC Series 2005-KS11 Trust, Floating
                               40bps        Rate Note, 12/25/35                                        817,916
       1,169,181        1.88   1M LIBOR+    RASC Series 2005-KS2 Trust, Floating
                               64.5bps      Rate Note, 3/25/35                                       1,169,744
         265,949        1.67   1M LIBOR+    RASC Series 2005-KS9 Trust, Floating
                               43bps        Rate Note, 10/25/35                                        265,958
         905,614                            RBSHD 2013-1 Trust, 7.6853%,
                                            10/25/47 (Step) (144A)                                     907,580
       5,196,687                            RCO Mortgage LLC 2017-1, 3.375%,
                                            8/25/22 (Step) (144A)                                    5,203,475
          58,538        2.14   1M LIBOR+    Salomon Mortgage Loan Trust Series
                               90bps        2001-CB4, Floating Rate Note, 11/25/33                      58,202
         625,000                            Santander Drive Auto Receivables Trust
                                            2015-3, 2.74%, 1/15/21                                     629,517
         507,025        2.06   1M LIBOR+    SASCO Mortgage Loan Trust 2005-GEL1,
                               82.5bps      Floating Rate Note, 12/25/34                               507,276
         468,415        1.70   1M LIBOR+    Saxon Asset Securities Trust 2005-3,
                               46bps        Floating Rate Note, 11/25/35                               468,505
         795,043        1.40   1M LIBOR+    Saxon Asset Securities Trust 2006-1,
                               32bps        Floating Rate Note, 3/25/36                                792,965
       3,658,361                            SCF Equipment Trust 2016-1 LLC, 3.62%,
                                            11/20/21 (144A)                                          3,670,556
         126,301        1.80   1M LIBOR+    Securitized Asset Backed Receivables
                               28bps        LLC Trust 2006-WM1, Floating Rate
                                            Note, 12/25/35                                             126,404
       1,503,798        1.59   1M LIBOR+    Securitized Term Auto Receivables Trust
                               35bps        2016-1, Floating Rate Note, 11/26/18
                                            (144A)                                                   1,504,399
       4,605,748        1.54   1M LIBOR+    Securitized Term Auto Receivables Trust
                               30bps        2017-1, Floating Rate Note, 4/25/19
                                            (144A)                                                   4,606,151
       7,500,000        1.64   1M LIBOR+    Securitized Term Auto Receivables Trust
                               20bps        2017-2, Floating Rate Note, 1/27/20
                                            (144A)                                                   7,500,000
         658,782                            Sierra Auto Receivables Securitization
                                            Trust 2016-1, 2.85%, 1/18/22 (144A)                        660,477

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 35

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         181,524        2.05                Sierra Timeshare 2014-2 Receivables
                                            Funding LLC, Floating Rate Note,
                                            6/20/31 (144A)                                      $      181,217
       1,276,902                            Skopos Auto Receivables Trust 2015-1,
                                            3.1%, 12/15/23 (144A)                                    1,277,345
       2,700,000                            Skopos Auto Receivables Trust 2015-1,
                                            5.43%, 12/15/23 (144A)                                   2,720,521
         147,405                            Skopos Auto Receivables Trust 2015-2,
                                            3.55%, 2/17/20 (144A)                                      147,436
       4,702,474                            Sofi Consumer Loan Program 2017-1 LLC,
                                            3.28%, 1/26/26 (144A)                                    4,764,998
       1,744,430        2.49   1M LIBOR+    SoFi Professional Loan Program 2014-B
                               125bps       LLC, Floating Rate Note, 8/25/32 (144A)                  1,765,041
       2,756,020        2.28   1M LIBOR+    SoFi Professional Loan Program 2015-B
                               105bps       LLC, Floating Rate Note, 4/25/35 (144A)                  2,791,637
       2,963,990        2.29   1M LIBOR+    SoFi Professional Loan Program 2015-C
                               105bps       LLC, Floating Rate Note, 8/27/35 (144A)                  2,988,844
       1,102,582        2.98   1M LIBOR+    Sofi Professional Loan Program 2016-A
                               175bps       LLC, Floating Rate Note, 8/25/36 (144A)                  1,140,620
       1,034,746        2.43   1M LIBOR+    Sofi Professional Loan Program 2016-B
                               120bps       LLC, Floating Rate Note, 6/25/33 (144A)                  1,051,295
         486,425        2.33   1M LIBOR+    SoFi Professional Loan Program 2016-C
                               110bps       LLC, Floating Rate Note, 10/25/36 (144A)                   493,568
       2,845,506        2.19   1M LIBOR+    SoFi Professional Loan Program 2016-D
                               95bps        LLC, Floating Rate Note, 1/25/39 (144A)                  2,873,577
      10,158,665        2.08   1M LIBOR+    Sofi Professional Loan Program 2016-E
                               85bps        LLC, Floating Rate Note, 7/25/39 (144A)                 10,243,994
       2,242,974        1.94   1M LIBOR+    SoFi Professional Loan Program 2017-A
                               70bps        LLC, Floating Rate Note, 3/26/40 (144A)                  2,255,399
       2,410,607                            Sofi Professional Loan Program 2017-B
                                            LLC, 1.83%, 5/25/40 (144A)                               2,411,297
       2,539,996        1.84   1M LIBOR+    Sofi Professional Loan Program 2017-C
                               60bps        LLC, Floating Rate Note, 7/25/40 (144A)                  2,542,262
       4,127,330                            SoFi Professional Loan Program 2017-D
                                            LLC, 1.72%, 9/25/40 (144A)                               4,123,081
              88        1.95   1M LIBOR+    Soundview Home Loan Trust 2005-DO1,
                               72bps        Floating Rate Note, 5/25/35                                     88
         170,562        1.50   1M LIBOR+    Soundview Home Loan Trust 2005-OPT4,
                               26bps        Floating Rate Note, 12/25/35                               170,468
       2,706,347        1.54   1M LIBOR+    Specialty Underwriting & Residential
                               30bps        Finance Trust Series 2006-BC1, Floating
                                            Rate Note, 12/25/36                                      2,705,619
       4,700,000                            SPS Servicer Advance Receivables Trust
                                            Advance Receivables Backed Notes
                                            2016-T1, 2.53%, 11/16/48 (144A)                          4,662,099
       1,285,000                            SPS Servicer Advance Receivables Trust
                                            Advance Receivables Backed Notes
                                            2016-T1, 3.32%, 11/16/48 (144A)                          1,278,037

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       3,381,470        2.00   1M LIBOR+    Structured Asset Investment Loan Trust
                               76bps        2003-BC1, Floating Rate Note, 1/25/33               $    3,341,629
         347,382        2.29   1M LIBOR+    Structured Asset Investment Loan Trust
                               106bps       2004-10, Floating Rate Note, 11/25/34                      350,406
         206,428        2.13   1M LIBOR+    Structured Asset Investment Loan Trust
                               90bps        2004-11, Floating Rate Note, 1/25/35                       206,877
       1,236,398        2.28   1M LIBOR+    Structured Asset Investment Loan Trust
                               104bps       2004-BNC2, Floating Rate Note, 12/25/34                  1,238,942
         508,396        1.95   1M LIBOR+    Structured Asset Investment Loan Trust
                               70.5bps      2005-6, Floating Rate Note, 7/25/35                        508,970
         717,012        1.94   1M LIBOR+    Structured Asset Investment Loan Trust
                               72bps        2005-HE1, Floating Rate Note, 7/25/35                      718,154
       5,572,511        1.96   1M LIBOR+    Structured Asset Investment Loan Trust
                               20bps        2005-HE3, Floating Rate Note, 9/25/35                    5,555,764
         325,002        1.44   1M LIBOR+    Structured Asset Investment Loan Trust
                               66bps        2006-1, Floating Rate Note, 1/25/36                        324,734
         649,751        1.89   1M LIBOR+    Structured Asset Securities Corp 2005-WF1,
                               15bps        Floating Rate Note, 2/25/35                                651,161
         830,187        1.39   1M LIBOR+    Structured Asset Securities Corp Mortgage
                               18bps        Loan Trust 2006-EQ1, Floating Rate Note,
                                            7/25/36 (144A)                                             828,537
       6,063,351        1.42   1M LIBOR+    Structured Asset Securities Corp Mortgage
                               14bps        Loan Trust 2006-OPT1, Floating Rate Note,
                                            4/25/36                                                  5,955,917
         705,762        1.38   1M LIBOR+    Structured Asset Securities Corp Mortgage
                               30bps        Loan Trust 2007-BC3, Floating Rate Note,
                                            5/25/47                                                    705,198
       4,023,386        1.53   1M LIBOR+    Structured Asset Securities Corp Mortgage
                               150bps       Loan Trust 2007-TC1, Floating Rate Note,
                                            4/25/31 (144A)                                           3,884,340
         927,357        2.74   1M LIBOR+    Structured Asset Securities Corp Mortgage
                               43bps        Pass-Through Ctfs Ser 2003-BC2, Floating
                                            Rate Note, 3/25/33                                         919,675
         157,679        1.67   1M LIBOR+    Structured Asset Securities Corp Trust
                               43bps        2005-AR1, Floating Rate Note, 9/25/35                      157,943
       1,172,220                            Sunset Mortgage Loan Co 2015-NPL1
                                            LLC, 4.4586%, 9/16/45 (Step) (144A)                      1,174,208
         182,879                            SVO 2012-A VOI Mortgage LLC, 2.0%,
                                            9/20/29 (144A)                                             180,861
         700,000                            Synchrony Credit Card Master Note Trust,
                                            1.69%, 3/15/21                                             699,266
       1,446,072                            Tax Ease Funding LLC Series 16-1A, 3.13%,
                                            6/15/28                                                  1,454,845
       4,108,103                            TCF Auto Receivables Owner Trust 2016-PT1,
                                            1.93%, 6/15/22 (144A)                                    4,106,941
         205,083        2.81   1M LIBOR+    Terwin Mortgage Trust 2005-1SL, Floating
                               157.5bps     Rate Note, 2/25/35 (144A)                                  202,748

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 37

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       3,070,302        1.62   1M LIBOR+    Terwin Mortgage Trust 2006-1, Floating
                               38bps        Rate Note, 1/25/37 (144A)                           $    3,078,346
       4,295,784        1.47   1M LIBOR+    Terwin Mortgage Trust 2006-3, Floating
                               23bps        Rate Note, 4/25/37 (144A)                                4,277,358
         112,936                            Tidewater Auto Receivables Trust 2016-A,
                                            2.3%, 9/15/19 (144A)                                       112,915
       3,000,000                            Tidewater Sales Finance Master Trust
                                            Series 2017-A, 4.55%, 5/15/21 (144A)                     2,998,076
       2,150,000        1.30   1M LIBOR+    Toyota Auto Receivables 2017-A Owner
                               7bps         Trust, Floating Rate Note, 9/16/19                       2,150,398
       6,670,000        1.31                Toyota Auto Receivables 2017-C Owner
                                            Trust, Floating Rate Note, 7/15/20                       6,670,098
       5,423,000        2.18   1M LIBOR+    Trafigura Securitisation Finance Plc 2014-1,
                               95bps        Floating Rate Note, 4/16/18 (144A)                       5,423,824
       1,750,000        3.48   1M LIBOR+    Trafigura Securitisation Finance Plc 2014-1,
                               225bps       Floating Rate Note, 4/16/18 (144A)                       1,750,598
       8,000,000        2.08   1M LIBOR+    Trafigura Securitisation Finance Plc 2017-1,
                               85bps        Floating Rate Note, 12/15/20 (144A)                      8,022,584
       2,000,000        2.93   1M LIBOR+    Trafigura Securitisation Finance Plc 2017-1,
                               170bps       Floating Rate Note, 12/15/20 (144A)                      2,011,168
       8,000,000        1.95   1M LIBOR+    Trillium Credit Card Trust II, Floating Rate
                               72bps        Note, 5/26/21 (144A)                                     8,030,326
         801,461        2.94   1M LIBOR+    Truman Capital Mortgage Loan Trust,
                               170bps       Floating Rate Note, 1/25/34                                799,836
         695,252        1.49   1M LIBOR+    Truman Capital Mortgage Loan Trust,
                               26bps        Floating Rate Note, 3/25/36 (144A)                         670,700
       4,500,000                            United Auto Credit Securitization Trust
                                            2016-1, 7.1%, 5/16/22 (144A)                             4,640,316
         141,490                            United Auto Credit Securitization Trust
                                            2016-2, 1.67%, 9/10/18 (144A)                              141,493
       5,000,000                            United Auto Credit Securitization Trust
                                            2016-2, 2.2%, 5/10/19 (144A)                             4,999,317
       6,400,000                            United Auto Credit Securitization Trust
                                            2017-1, 2.4%, 11/12/19 (144A)                            6,391,427
       4,260,000                            United Auto Credit Securitization Trust
                                            2017-1, 2.71%, 1/10/22 (144A)                            4,251,854
       2,728,186                            Upstart Securitization Trust 2017-1,
                                            2.639%, 6/20/24 (144A)                                   2,726,787
       4,145,964                            US Residential Opportunity Fund IV Trust
                                            2016-1, 3.4747%, 7/27/36 (Step) (144A)                   4,156,003
       6,113,121                            VOLT LIV LLC, 3.5%, 2/25/47 (Step) (144A)                6,150,691
       3,867,059                            VOLT LVIII LLC, 3.375%, 5/28/47
                                            (Step) (144A)                                            3,891,225
       3,348,601                            VOLT LX LLC, 3.25%, 4/25/59 (Step)
                                            (144A)                                                   3,361,457
          85,903                            VOLT XIX LLC, 3.875%, 4/26/55 (Step)
                                            (144A)                                                      85,934

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       3,322,463                            VOLT XXV LLC, 3.5%, 6/26/45 (Step)
                                            (144A)                                              $    3,328,532
       3,548,147                            VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step)
                                            (144A)                                                   3,561,591
         973,000        1.74   1M LIBOR+    Wells Fargo Dealer Floorplan Master Note
                               50bps        Trust, Floating Rate Note, 1/20/20                         974,047
       1,231,328        1.49                Wells Fargo Home Equity Asset-Backed
                                            Securities 2006-1 Trust REMICS, Floating
                                            Rate Note, 7/25/36                                       1,227,355
         420,565                            Westgate Resorts 2016-1 LLC, 3.5%,
                                            12/20/28 (144A)                                            424,226
       7,615,320                            Westgate Resorts 2017-1 LLC, 3.05%,
                                            12/20/30 (144A)                                          7,635,763
       1,400,000                            Westlake Automobile Receivables Trust
                                            2015-3, 3.05%, 5/17/21 (144A)                            1,407,332
       8,455,000                            Westlake Automobile Receivables Trust
                                            2016-1, 4.55%, 9/15/21 (144A)                            8,610,794
         438,231        2.28                Westlake Automobile Receivables Trust
                                            2016-1, Floating Rate Note, 1/15/19
                                            (144A)                                                     438,591
       1,529,921                            Westlake Automobile Receivables Trust
                                            2016-3, 1.42%, 10/15/19 (144A)                           1,529,126
       4,400,000                            Westlake Automobile Receivables Trust
                                            2017-1, 1.78%, 4/15/20 (144A)                            4,402,375
       6,200,000        1.58   1M LIBOR+    Westlake Automobile Receivables Trust
                               35bps        2017-2, Floating Rate Note, 7/15/20
                                            (144A)                                                   6,200,076
          19,438        1.51   1M LIBOR+    Wilshire Mortgage Loan Trust, Floating
                               28bps        Rate Note, 5/25/28                                          19,199
       3,454,000        1.71   1M LIBOR+    World Financial Network Credit Card
                               48bps        Master Trust, Floating Rate Note, 2/15/22                3,459,977
         108,870        1.63   1M LIBOR+    World Omni Auto Receivables Trust 2015-B,
                               40bps        Floating Rate Note, 7/15/19                                108,889
       7,400,000        1.37   1M LIBOR+    World Omni Auto Receivables Trust 2017-A,
                               14bps        Floating Rate Note, 8/17/20                              7,401,459
       8,200,000        1.33   1M LIBOR+    World Omni Auto Receivables Trust 2017-B,
                               10bps        Floating Rate Note, 2/16/21                              8,199,357
                                                                                                --------------
                                                                                                $1,012,281,839
                                                                                                --------------
                                            Total Banks                                         $1,012,281,839
--------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.3%
                                            Other Diversified Financial Services -- 0.1%
       1,520,826        1.43   1M LIBOR+    321 Henderson Receivables I LLC, Floating
                               20bps        Rate Note, 6/15/41 (144A)                           $    1,483,184
       1,038,608        2.02   1M LIBOR+    Countrywide Asset-Backed Certificates,
                               78bps        Floating Rate Note, 5/25/36                              1,040,089
       1,394,977        1.54   1M LIBOR+    Mastr Specialized Loan Trust, Floating
                               30bps        Rate Note, 1/25/36 (144A)                                1,376,891

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 39

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- (continued)
         792,117                            Sierra Timeshare 2013-1 Receivables
                                            Funding LLC, 2.39%, 11/20/29 (144A)                 $      792,052
         208,871                            TAL Advantage V LLC, 1.7%, 5/20/39
                                            (144A)                                                     208,513
                                                                                                --------------
                                                                                                $    4,900,729
--------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       3,305,000        1.69   1M LIBOR+    Wells Fargo Dealer Floorplan Master Note
                               45bps        Trust, Floating Rate Note, 10/21/19                 $    3,305,661
--------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 1.1%
       3,300,000        1.52   1M LIBOR+    American Express Credit Account Master
                               29bps        Trust, Floating Rate Note, 5/15/20                  $    3,300,398
       2,770,000        1.65   1M LIBOR+    American Express Credit Account Master
                               42bps        Trust, Floating Rate Note, 5/17/21                       2,780,802
       2,100,000        2.03   1M LIBOR+    American Express Credit Account Secured
                               80bps        Note Trust 2012-4, Floating Rate Note,
                                            5/15/20 (144A)                                           2,100,587
       6,600,000        1.68   1M LIBOR+    Capital One Multi-Asset Execution Trust,
                               45bps        Floating Rate Note, 2/15/22                              6,634,900
      12,000,000                            Chase Issuance Trust, 1.38%, 11/15/19                   12,000,865
       4,045,000        1.60   1M LIBOR+    Chase Issuance Trust, Floating Rate
                               37bps        Note, 4/15/21                                            4,062,796
       7,740,000        1.64   1M LIBOR+    Chase Issuance Trust, Floating Rate
                               41bps        Note, 5/17/21                                            7,780,181
         124,259                            CPS Auto Receivables Trust 2013-B,
                                            1.82%, 9/15/20 (144A)                                      124,183
       1,450,000                            First Investors Auto Owner Trust 2015-1,
                                            3.59%, 1/18/22 (144A)                                    1,462,860
                                                                                                --------------
                                                                                                $   40,247,572
--------------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.0%+
         505,964                            Engs Commercial Finance Trust 2015-1,
                                            2.31%, 10/22/21 (144A)                              $      504,771
                                                                                                --------------
                                            Total Diversified Financials                        $   48,958,733
--------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.1%
                                            Diversified Real Estate Activities -- 0.1%
       3,790,000        1.54   1M LIBOR+    HSI Asset Securitization Corp Trust
                               30bps        2006-OPT1, Floating Rate Note,
                                            12/25/35                                            $    3,772,103
          13,222        1.43   1M LIBOR+    HSI Asset Securitization Corp. Trust
                               19bps        2006-OPT1, Floating Rate Note,
                                            12/25/35                                                    13,221
                                                                                                --------------
                                                                                                $    3,785,324
                                                                                                --------------
                                            Total Real Estate                                   $    3,785,324
--------------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $1,116,586,752)                               $1,119,491,818
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 24.1%
                                            ENERGY -- 0.3%
                                            Oil & Gas Exploration & Production -- 0.3%
       2,750,000        2.93   1M LIBOR+    Arbor Realty Commercial Real Estate
                               170bps       Notes 2016-FL1, Ltd., Floating Rate Note,
                                            9/15/26 (144A)                                      $    2,771,621
       3,800,100        3.48   1M LIBOR+    Oaktown Re, Ltd., Floating Rate Note,
                               225bps       4/25/27 (144A)                                           3,934,274
       4,719,677        2.19   1M LIBOR+    RAIT 2017-FL7 Trust, Floating Rate Note,
                               95bps        6/15/37 (144A)                                           4,721,639
                                                                                                --------------
                                                                                                $   11,427,534
                                                                                                --------------
                                            Total Energy                                        $   11,427,534
--------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.1%
                                            Construction & Engineering -- 0.0%+
         867,674        3.68   1M LIBOR+    Velocity Commercial Capital Loan Trust
                               245bps       2016-1, Floating Rate Note, 4/25/46
                                            (144A)                                              $      879,604
--------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.1%
       2,965,634                            VSD 2017-Plt1 LLC, 3.6%, 12/25/43
                                            (144A)                                              $    2,967,320
                                                                                                --------------
                                            Total Capital Goods                                 $    3,846,924
--------------------------------------------------------------------------------------------------------------
                                            BANKS -- 19.3%
                                            Diversified Banks -- 0.0%+
       1,750,000        3.98   1M LIBOR+    Bancorp Commercial Mortgage
                               275bps       2016-CRE1 Trust, Floating Rate Note,
                                            11/15/33 (144A)                                     $    1,749,167
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 19.3%
      11,500,000         N/A   1M LIBOR+    280 Park Avenue 2017-280P Mortgage
                               125bps       Trust, Floating Rate Note, 9/15/34 (144A)           $   11,524,863
      11,500,000        2.08   1M LIBOR+    A10 Term Asset Financing 2017-1 LLC,
                               85bps        Floating Rate Note, 3/15/36 (144A)                      11,500,000
           6,534        2.02   1M LIBOR+    Adjustable Rate Mortgage Trust 2005-2,
                               78bps        Floating Rate Note, 6/25/35                                  6,532
         499,675        1.80   1M LIBOR+    Adjustable Rate Mortgage Trust 2005-5,
                               28bps        Floating Rate Note, 9/25/35                                497,311
       1,471,339        3.00                Agate Bay Mortgage Trust 2014-3, Variable
                                            Rate Note, 11/25/44 (144A)                               1,483,294
         965,849        1.82   1M LIBOR+    Alternative Loan Trust 2004-6CB, Floating
                               58bps        Rate Note, 4/25/34                                         970,483
         545,478        2.14   1M LIBOR+    Alternative Loan Trust 2004-J13, Floating
                               90bps        Rate Note, 2/25/35                                         540,405
       3,300,000        3.48   1M LIBOR+    AMSR 2016-SFR1 Trust, Floating Rate
                               225bps       Note, 11/17/33 (144A)                                    3,357,769
       2,700,000        2.53   1M LIBOR+    Arbor Realty Commercial Real Estate
                               130bps       Notes 2017-FL1, Ltd., Floating Rate Note,
                                            4/15/27 (144A)                                           2,725,419

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 41

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       1,550,503        3.51                ASG Resecuritization Trust 2012-1,
                                            Variable Rate Note, 4/28/36 (144A)                  $    1,548,967
       8,213,000        3.43   1M LIBOR+    BAMLL Commercial Mortgage Securities
                               220bps       Trust 2014-FL1, Floating Rate Note,
                                            12/17/31 (144A)                                          8,227,169
       4,320,000        2.34   1M LIBOR+    BAMLL Commercial Mortgage Securities
                               110bps       Trust 2014-ICTS, Floating Rate Note,
                                            6/15/28 (144A) (e)                                       4,322,551
       5,500,000        4.23   1M LIBOR+    BAMLL Commercial Mortgage Securities
                               300bps       Trust 2016-ASHF, Floating Rate Note,
                                            3/15/28 (144A)                                           5,590,914
       1,460,266        0.00                BAMLL Re-REMIC Trust 2014-FRR5,
                                            Variable Rate Note, 3/29/45 (144A)                       1,456,605
       2,617,382        5.88                Banc of America Commercial Mortgage
                                            Trust 2006-1, Variable Rate Note, 9/10/45                2,615,981
       1,559,575        6.47                Banc of America Commercial Mortgage
                                            Trust 2008-1, Variable Rate Note, 2/10/51                1,562,336
         438,476        1.86   1M LIBOR+    Banc of America Funding 2005-A Trust,
                               31bps        Floating Rate Note, 2/20/35                                439,960
         172,463        3.29                Banc of America Mortgage 2004-I Trust,
                                            Variable Rate Note, 10/25/34                               171,760
       2,200,000        2.08   1M LIBOR+    Bancorp Commercial Mortgage 2017-CRE2
                               85bps        Trust, Floating Rate Note, 8/15/32 (144A)                2,199,998
       3,345,246        3.23   1M LIBOR+    Bayview Opportunity Master Fund IIIb Trust
                               200bps       2017-CRT2, Floating Rate Note, 11/25/27
                                            (144A)                                                   3,344,705
       3,758,793        2.98   1M LIBOR+    Bayview Opportunity Master Fund IVb Trust
                               175bps       2016-CRT1, Floating Rate Note, 10/27/27
                                            (144A)                                                   3,758,666
       3,037,314        3.39   1M LIBOR+    Bayview Opportunity Master Fund IVb Trust
                               215bps       2017-CRT1, Floating Rate Note, 10/25/28
                                            (144A)                                                   3,041,731
       3,150,000        3.24   1M LIBOR+    BBCMS Trust 2015-SLP, Floating Rate Note,
                               200bps       2/15/28 (144A)                                           3,150,877
       2,967,197        1.46   1M LIBOR+    BCAP LLC 2012-RR4 Trust, Floating Rate
                               23bps        Note, 6/26/47 (144A)                                     2,938,941
         383,307        2.08                Bear Stearns ALT-A Trust 2004-11, Floating
                                            Rate Note, 11/25/34                                        380,954
       1,031,262        1.94                Bear Stearns ALT-A Trust 2004-12, Floating
                                            Rate Note, 1/25/35                                       1,010,881
       2,313,848        2.08   1M LIBOR+    Bear Stearns ALT-A Trust 2004-12, Floating
                               84bps        Rate Note, 1/25/35                                       2,281,832
       1,468,824        2.08   1M LIBOR+    Bear Stearns ALT-A Trust 2004-12, Floating
                               84bps        Rate Note, 1/25/35                                       1,453,457
         879,731        1.98                Bear Stearns ALT-A Trust 2004-13, Floating
                                            Rate Note, 11/25/34                                        879,831
       1,881,984        1.84   1M LIBOR+    Bear Stearns ALT-A Trust 2004-4, Floating
                               60bps        Rate Note, 6/25/34                                       1,877,887

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         328,097        1.74                Bear Stearns ALT-A Trust 2005-2, Floating
                                            Rate Note, 3/25/35                                  $      325,911
         207,242        3.67                Bear Stearns Mortgage Securities, Inc.,
                                            Floating Rate Note, 6/25/30                                212,810
          11,664        5.74   1M LIBOR+    Bellemeade Re II, Ltd., Floating Rate Note,
                               450bps       4/25/26 (144A)                                              11,737
       4,100,000        3.19   1M LIBOR+    BHMS 2014-ATLS Mortgage Trust REMICS,
                               195bps       Floating Rate Note, 7/8/33 (144A)                        4,119,984
       7,000,000        2.38   1M LIBOR+    BX Trust 2017-APPL, Floating Rate Note,
                               115bps       7/15/34 (144A)                                           7,004,325
       7,900,000        2.43   1M LIBOR+    BX Trust 2017-SLCT, Floating Rate Note,
                               120bps       7/15/34 (144A)                                           7,897,452
       3,823,000        4.08   1M LIBOR+    BXHTL 2015-JWRZ Mortgage Trust, Floating
                               285bps       Rate Note, 5/15/29 (144A)                                3,825,974
       2,315,000        2.25   3M LIBOR+    Canyon Capital CLO 2014-2, Ltd., Floating
                               95bps        Rate Note, 4/15/29 (144A)                                2,315,000
       1,650,000        2.11   3M LIBOR+    Canyon Capital CLO 2015-1, Ltd., Floating
                               95bps        Rate Note, 4/15/27 (144A)                                1,650,000
       3,500,000        2.00   3M LIBOR+    Cent CDO 14, Ltd., Floating Rate Note,
                               70bps        4/15/21 (144A)                                           3,357,669
       4,243,671        2.56   3M LIBOR+    Cent CLO, Floating Rate Note, 8/1/24
                               125bps       (144A)                                                   4,244,440
       7,200,000        3.38   1M LIBOR+    CFCRE 2015-RUM Mortgage Trust, Floating
                               215bps       Rate Note, 7/15/30 (144A)                                7,077,172
       1,000,000        5.83   1M LIBOR+    CFCRE 2015-RUM Mortgage Trust, Floating
                               460bps       Rate Note, 7/15/30 (144A)                                  976,576
       2,932,150        3.09   1M LIBOR+    CG-CCRE Commercial Mortgage Trust
                               185.4bps     2014-FL2 REMICS, Floating Rate Note,
                                            11/15/31 (144A)                                          2,933,318
       4,900,000        2.33   1M LIBOR+    CGDB Commercial Mortgage Trust
                               110bps       2017-BIO, Floating Rate Note, 5/15/30
                                            (144A)                                                   4,903,059
      10,300,000        2.20   1M LIBOR+    CGDBB Commercial Mortgage Trust
                               97bps        2017-BIOC, Floating Rate Note, 7/15/28
                                            (144A) (e)                                              10,299,992
       5,700,000         N/A   1M LIBOR+    CGMS Commercial Mortgage Trust
                               130bps       2017-MDDR, Floating Rate Note,
                                            7/15/30 (144A)                                           5,699,994
         370,093        4.33   1M LIBOR+    CGWF Commercial Mortgage Trust
                               310bps       2013-RKWH REMICS, Floating Rate
                                            Note, 11/15/30 (144A)                                      369,438
          83,075        1.99                Chevy Chase Funding LLC Mortgage-Backed
                                            Certificates Series 2004-1, Floating Rate
                                            Note, 1/25/35 (144A)                                        79,438
          33,219        1.54                Chevy Chase Funding LLC Mortgage-Backed
                                            Certificates Series 2004-3, Floating Rate
                                            Note, 8/25/35 (144A)                                        32,700

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 43

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         221,852        1.74                CHL Mortgage Pass-Through Trust 2003-15
                                            REMICS, Floating Rate Note, 6/25/18                 $      220,184
       3,062,500         N/A   3M LIBOR+    CIFC Funding 2013-I, Ltd., Floating Rate
                               85bps        Note, 7/16/30 (144A)                                     3,062,019
       1,812,811        3.24   1M LIBOR+    CIM Trust 2015-4AG, Floating Rate Note,
                               200bps       11/25/57 (144A)                                          1,813,389
           3,296                            Citicorp Mortgage Securities REMIC Pass-
                                            Through Certificates Trust Series 2005-4,
                                            5.0%, 7/25/20                                                3,366
         319,711        6.34                Citigroup Commercial Mortgage Trust
                                            2008-C7, Variable Rate Note, 12/10/49                      319,588
       1,500,000        4.53   1M LIBOR+    Citigroup Commercial Mortgage Trust
                               330bps       2015-SHP2, Floating Rate Note,
                                            7/15/27 (144A)                                           1,516,912
       5,400,000        3.33   1M LIBOR+    Citigroup Commercial Mortgage Trust
                               210bps       2015-SSHP REMICS, Floating Rate Note,
                                            9/15/27 (144A)                                           5,367,287
         305,156                            Citigroup Mortgage Loan Trust 2010-4
                                            REMICS, 5.0%, 10/25/35 (144A)                              307,788
       6,700,000        2.33   1M LIBOR+    CLNS Trust 2017-IKPR, Floating Rate Note,
                               110bps       6/11/32 (144A)                                           6,695,854
       7,668,000        2.58   1M LIBOR+    Cold Storage Trust 2017-ICE3, Floating Rate
                               135bps       Note, 4/15/24 (144A)                                     7,717,287
       1,500,000        3.33   1M LIBOR+    Cold Storage Trust 2017-ICE3, Floating Rate
                               210bps       Note, 4/15/24 (144A)                                     1,508,432
       3,900,000        3.08   1M LIBOR+    Colony American Homes 2014-1, Floating
                               185bps       Rate Note, 5/19/31 (144A)                                3,914,299
       1,385,566        3.58   1M LIBOR+    Colony American Homes 2014-2 REMICS,
                               235bps       Floating Rate Note, 7/17/31 (144A)                       1,390,504
       1,630,078        4.43   1M LIBOR+    Colony American Homes 2014-2 REMICS,
                               320bps       Floating Rate Note, 7/17/31 (144A)                       1,635,792
         639,834        3.18   1M LIBOR+    Colony Mortgage Capital Series 2015-FL3,
                               195bps       Ltd., Floating Rate Note, 9/5/32 (144A)                    639,829
       1,150,000        3.88   1M LIBOR+    Colony Starwood Homes 2016-1 Trust,
                               265bps       Floating Rate Note, 7/17/33 (144A)                       1,186,552
       4,840,000        2.98   1M LIBOR+    Colony Starwood Homes 2016-2 Trust,
                               175bps       Floating Rate Note, 12/19/33 (144A)                      4,845,755
       5,600,000        3.68   1M LIBOR+    COMM 2014-FL4 Mortgage Trust REMICS,
                               245bps       Floating Rate Note, 7/15/31 (144A)                       5,552,672
       5,470,000        3.38   1M LIBOR+    COMM 2014-FL5 Mortgage Trust, Floating
                               215bps       Rate Note, 10/15/31 (144A)                               5,432,914
       6,980,000        2.04   1M LIBOR+    COMM 2014-PAT Mortgage Trust REMICS,
                               80bps        Floating Rate Note, 8/13/27 (144A)                       6,982,183
       2,722,000        2.83   1M LIBOR+    COMM 2014-PAT Mortgage Trust, Floating
                               165bps       Rate Note, 8/13/27 (144A)                                2,685,848
       7,340,000        2.84   1M LIBOR+    COMM 2014-TWC Mortgage Trust, Floating
                               160bps       Rate Note, 2/13/32 (144A)                                7,368,247

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       4,500,000        3.54   1M LIBOR+    COMM 2016-SAVA Mortgage Trust, Floating
                               230bps       Rate Note, 10/15/34 (144A)                          $    4,542,161
       5,713,000        2.19   1M LIBOR+    COMM 2017-DLTA Mortgage Trust, Floating
                               94bps        Rate Note, 8/13/32                                       5,677,294
       4,000,000        3.88   1M LIBOR+    Cosmopolitan Hotel Trust 2016-COSMO,
                               265bps       Floating Rate Note, 11/15/33 (144A)                      4,017,474
         439,864        2.82   3M LIBOR+    Crown Point CLO, Ltd., Floating Rate Note,
                               150bps       11/21/22 (144A)                                            439,905
         234,727        1.98   1M LIBOR+    CSFB Mortgage-Backed Pass-Through
                               74bps        Certificates Series 2004-AR5, Floating
                                            Rate Note, 6/25/34                                         230,241
       2,400,000        3.48   1M LIBOR+    CSMC 2015-TWNI Trust, Floating Rate
                               225bps       Note, 3/15/28 (144A)                                     2,400,584
       2,563,935        2.50                CSMC Series 2013-14R REMICS,
                                            Variable Rate Note, 10/27/37 (144A)                      2,617,353
       3,126,852        3.00                CSMC Trust 2014-OAK1, Variable Rate
                                            Note, 11/25/44 (144A)                                    3,158,121
       1,576,967        4.00                CSMC Trust 2014-SAF1 REMICS, Variable
                                            Rate Note, 3/25/44 (144A)                                1,592,860
       5,900,294        3.00                CSMC Trust 2014-WIN2, Variable Rate
                                            Note, 10/25/44 (144A)                                    5,904,093
       3,825,142        3.50                CSMC Trust 2015-3, Variable Rate Note,
                                            3/25/45 (144A)                                           3,892,082
       3,500,000        3.08   1M LIBOR+    CSMC Trust 2015-DEAL, Floating Rate
                               185bps       Note, 4/16/29 (144A)                                     3,502,189
       9,250,000        1.93   1M LIBOR+    DBCG 2017-BBG Mortgage Trust, Floating
                               70bps        Rate Note, 6/15/34 (144A)                                9,258,642
       2,300,000         N/A   3M LIBOR+    Deer Creek Clo, Ltd. 2017-1, Floating Rate
                               100bps       Note, 10/20/30 (144A)                                    2,300,000
       3,928,131        1.78   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               55bps        Floating Rate Note, 1/25/30                              3,926,567
       6,226,730        2.18   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               95bps        Floating Rate Note, 10/25/29                             6,256,839
       3,452,291        2.08   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               85bps        Floating Rate Note, 11/25/29                             3,462,077
       1,701,777        2.54   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               130bps       Floating Rate Note, 4/25/29                              1,710,084
       4,024,545        2.53   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               130bps       Floating Rate Note, 7/25/29                              4,062,834
       3,350,741        2.38   1M LIBOR+    Fannie Mae Connecticut Avenue Securities,
                               115bps       Floating Rate Note, 9/25/29                              3,374,479
       2,793,224        3.00                FirstKey Mortgage Trust 2014-1 REMICS,
                                            Variable Rate Note, 11/25/44 (144A)                      2,804,136
       2,930,131        2.73   1M LIBOR+    FORT CRE 2016-1 LLC, Floating Rate Note,
                               150bps       5/21/36 (144A)                                           2,933,414
          39,352        3.89   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               265bps       Debt Notes, Floating Rate Note, 10/25/24                    39,497

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 45

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       6,355,982        2.43   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               120bps       Debt Notes, Floating Rate Note,
                                            10/25/29                                            $    6,428,496
       1,717,903        2.03   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               80bps        Debt Notes, Floating Rate Note, 12/25/29                 1,721,682
       1,060,117        2.03   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               80bps        Debt Notes, Floating Rate Note, 4/25/29                  1,060,580
       1,091,819        2.34   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               110bps       Debt Notes, Floating Rate Note, 5/25/25                  1,092,338
       3,822,754        2.44   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               120bps       Debt Notes, Floating Rate Note, 8/25/29                  3,854,091
       5,000,000        5.54                FREMF Mortgage Trust 2010-K6, Variable
                                            Rate Note, 12/25/46 (144A)                               5,312,272
       7,645,000        3.68                FREMF Mortgage Trust 2012-K711,
                                            Variable Rate Note, 8/25/45 (144A)                       7,796,653
       9,500,000        3.48                FREMF Mortgage Trust 2013-K712,
                                            Variable Rate Note, 5/25/45 (144A)                       9,665,263
         333,301        2.53   1M LIBOR+    GAHR Commercial Mortgage Trust
                               130bps       2015-NRF, Floating Rate Note, 12/15/34
                                            (144A)                                                     332,907
         398,928                            Global Mortgage Securitization, Ltd.,
                                            5.25%, 4/25/32 (144A)                                      393,957
         157,767        1.56   1M LIBOR+    Global Mortgage Securitization, Ltd.,
                               32bps        Floating Rate Note, 11/25/32 (144A)                        149,612
       2,431,092        1.51   1M LIBOR+    Global Mortgage Securitization, Ltd.,
                               27bps        Floating Rate Note, 4/25/32 (144A)                       2,342,203
       1,391,650        2.02   3M LIBOR+    Gosforth Funding 2016-1 Plc, Floating
                               70bps        Rate Note, 2/15/58 (144A)                                1,395,572
       1,873,371        1.58   1M LIBOR+    Government National Mortgage
                               35bps        Association, Floating Rate Note, 2/16/33                 1,879,802
       3,350,000        2.78   1M LIBOR+    GP Portfolio Trust 2014-GGP, Floating
                               155bps       Rate Note, 2/15/27 (144A)                                3,355,252
       9,750,000        2.56   1M LIBOR+    Great Wolf Trust 2017-WOLF, Floating Rate
                               132bps       Note, 9/15/34 (144A)                                     9,756,122
       8,500,000        2.13   1M LIBOR+    GS Mortgage Securities Corp Trust
                               90bps        2017-500K, Floating Rate Note,
                                            7/15/32 (144A)                                           8,505,216
       3,500,000        2.33   1M LIBOR+    GS Mortgage Securities Corp Trust
                               110bps       2017-STAY, Floating Rate Note,
                                            7/15/32 (144A)                                           3,471,953
       8,350,000        4.96                GS Mortgage Securities RE-Remic Trust
                                            2015-Frr1, Variable Rate Note, 6/27/41                   8,325,903
       1,514,020        5.13   1M LIBOR+    GS Mortgage Securities Trust 2014-GSFL,
                               390bps       Floating Rate Note, 7/15/31 (144A)                       1,517,636
          67,169        2.01   1M LIBOR+    GSAA Home Equity Trust 2004-6, Floating
                               78bps        Rate Note, 6/25/34                                          67,735
         292,124        1.98   1M LIBOR+    GSAA Home Equity Trust 2004-8, Floating
                               74bps        Rate Note, 9/25/34                                         292,150

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         203,132        2.36   1M LIBOR+    HarborView Mortgage Loan Trust 2004-4,
                               112.5bps     Floating Rate Note, 6/19/34                         $      196,851
       4,765,655        2.88   1M LIBOR+    Home Partners of America 2016-1 Trust,
                               165bps       Floating Rate Note, 3/17/33 (144A)                       4,816,316
       1,799,000        4.54   1M LIBOR+    Home Partners of America 2016-1 Trust,
                               330bps       Floating Rate Note, 3/18/33 (144A)                       1,834,071
       1,250,000        3.64   1M LIBOR+    Home Partners of America 2016-2 Trust,
                               240bps       Floating Rate Note, 10/17/33 (144A)                      1,264,224
       9,932,698        2.05   1M LIBOR+    Home Partners of America 2017-1 Trust,
                               81.7bps      Floating Rate Note, 7/17/34 (144A)                       9,923,776
       6,200,000        2.58   1M LIBOR+    Home Partners of America 2017-1 Trust,
                               135bps       Floating Rate Note, 7/17/34 (144A)                       6,227,994
       1,596,967        1.97   1M LIBOR+    HomeBanc Mortgage Trust 2004-2,
                               74bps        Floating Rate Note, 12/25/34                             1,575,875
       5,558,225        1.48   1M LIBOR+    HomeBanc Mortgage Trust 2005-3,
                               24bps        Floating Rate Note, 7/25/35                              5,526,058
       1,063,227        2.34   1M LIBOR+    Homestar Mortgage Acceptance Corp.
                               110bps       REMICS, Floating Rate Note, 9/25/34                      1,058,539
       3,892,772        1.88   1M LIBOR+    Homestar Mortgage Acceptance Corp.,
                               64bps        Floating Rate Note, 3/25/34                              3,837,956
         430,786        1.94   1M LIBOR+    Homestar Mortgage Acceptance Corp.,
                               70bps        Floating Rate Note, 6/25/34                                433,045
         642,976        2.40   1M LIBOR+    Homestar Mortgage Acceptance Corp.,
                               58bps        Floating Rate Note, 7/25/34                                645,538
       4,000,000        4.78   1M LIBOR+    Hospitality 2017-HIT Mortgage Trust,
                               355bps       Floating Rate Note, 5/8/30 (144A)                        4,002,408
       3,500,000        2.81   1M LIBOR+    Hudsons Bay Simon JV Trust 2015-HBS,
                               158bps       Floating Rate Note, 8/7/34 (144A)                        3,519,428
       8,000,000        2.23                Hunt CRE 2017-FL1, Ltd., Floating Rate
                                            Note, 8/15/34 (144A)                                     8,004,826
         476,895        2.13   1M LIBOR+    Impac CMB Trust Series 2003-8,
                               90bps        Floating Rate Note, 10/25/33                               472,567
         331,776        2.07   1M LIBOR+    Impac CMB Trust Series 2004-5, Floating
                               84bps        Rate Note, 8/25/34                                         328,305
         334,877        3.86   1M LIBOR+    Impac CMB Trust Series 2004-8, Floating
                               175bps       Rate Note, 8/25/34                                         321,126
       8,380,000        2.14   1M LIBOR+    Impac Secured Assets Corp Series 2004-3,
                               90bps        Floating Rate Note, 11/25/34                             8,252,968
         386,819        2.10   1M LIBOR+    Impac Secured Assets Corp Series 2004-4,
                               86bps        Floating Rate Note, 2/25/35                                387,124
       8,300,000         N/A   1M LIBOR+    IMT Trust 2017-APTS, Floating Rate Note,
                               95bps        6/15/34 (144A)                                           8,299,993
       6,600,000        2.84   1M LIBOR+    Invitation Homes 2014-SFR2 Trust,
                               160bps       Floating Rate Note, 9/19/31 (144A)                       6,599,991
         370,465        2.44   1M LIBOR+    Invitation Homes 2014-SFR3 Trust,
                               120bps       Floating Rate Note, 12/17/31 (144A)                        370,580
         389,794        2.58   1M LIBOR+    Invitation Homes 2015-SFR2 Trust REMICS,
                               135bps       Floating Rate Note, 6/17/32 (144A)                         392,575

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 47

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       2,987,000        3.24   1M LIBOR+    Invitation Homes 2015-SFR2 Trust, Floating
                               200bps       Rate Note, 6/17/32 (144A)                           $    2,997,503
       3,500,000        2.98   1M LIBOR+    Invitation Homes 2015-SFR3 Trust, Floating
                               175bps       Rate Note, 8/17/32 (144A)                                3,512,882
       7,900,000        2.74   1M LIBOR+    J.P. Morgan Chase Commercial Mortgage
                               150bps       Securities Trust 2016-ASH, Floating Rate
                                            Note, 10/15/34 (144A)                                    7,929,713
       3,600,000        3.34   1M LIBOR+    J.P. Morgan Chase Commercial Mortgage
                               210bps       Securities Trust 2016-WPT, Floating Rate
                                            Note, 10/15/33 (144A)                                    3,613,504
       4,400,000        2.58   1M LIBOR+    J.P. Morgan Chase Commercial Mortgage
                               135bps       Securities Trust 2016-WSP, Floating Rate
                                            Note, 8/15/33 (144A)                                     4,412,420
          15,094        6.36                JP Morgan Chase Commercial Mortgage
                                            Securities Corp. Pass-Through Certificates
                                            Series 2002 CIBC4, Variable Rate Note,
                                            5/12/34                                                     15,191
         215,151        4.84                JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2004-LN2, Variable Rate
                                            Note, 7/15/41 (144A)                                       214,872
          56,280        1.39   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               15.5bps      Securities Trust 2006-LDP9, Floating Rate
                                            Note, 5/15/47                                               56,131
       2,088,501        3.50                JP Morgan Chase Commercial Mortgage
                                            Securities Trust 2013-A5, Variable Rate
                                            Note, 7/25/20                                            2,112,323
       4,280,000        2.63   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               140bps       Securities Trust 2014-CBM, Floating Rate
                                            Note, 10/15/29 (144A)                                    4,280,003
       3,470,000        3.18   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               195bps       Securities Trust 2014-CBM, Floating Rate
                                            Note, 10/15/29 (144A)                                    3,470,001
       1,250,000        3.43   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               220bps       Securities Trust 2014-FL4 REMICS,
                                            Floating Rate Note, 12/16/30 (144A)                      1,258,543
         450,476        2.98   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               175bps       Securities Trust 2014-FL4, Floating Rate
                                            Note, 12/16/30 (144A)                                      450,591
       2,600,000        3.34   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               210bps       Securities Trust 2014-FL5 REMICS, Floating
                                            Rate Note, 7/15/31 (144A)                                2,575,066
       1,000,000        2.58   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               135bps       Securities Trust 2014-FL5, Floating Rate
                                            Note, 7/15/31 (144A)                                     1,005,846
       2,932,484        2.63   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               140bps       Securities Trust 2014-FL6, Floating Rate
                                            Note, 11/17/31 (144A)                                    2,941,052
       3,770,000        3.08   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               185bps       Securities Trust 2014-PHH, Floating Rate
                                            Note, 8/16/27 (144A)                                     3,770,004

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         537,996        2.48   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               125bps       Securities Trust 2015-FL7 REMICS,
                                            Floating Rate Note, 5/15/28 (144A)                  $      537,799
       3,600,000        3.04   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               180bps       Securities Trust 2015-FL7, Floating Rate
                                            Note, 5/15/28 (144A)                                     3,589,707
       4,500,000        3.98   1M LIBOR+    JP Morgan Chase Commercial Mortgage
                               275bps       Securities Trust 2015-SGP, Floating Rate
                                            Note, 7/15/36 (144A)                                     4,533,695
       4,111,802        1.74   1M LIBOR     JP Morgan Seasoned Mortgage Trust
                                            2014-1, Floating Rate Note, 5/25/33
                                            (144A)                                                   4,077,829
       7,727,146        2.00                JP Morgan Seasoned Mortgage Trust
                                            2014-1, Variable Rate Note, 5/25/33
                                            (144A)                                                   7,662,091
         103,903        1.46   1M LIBOR+    Lehman Brothers Small Balance
                               22bps        Commercial Mortgage Trust 2006-1,
                                            Floating Rate Note, 4/25/31 (144A)                         103,242
         213,540        1.47   1M LIBOR+    Lehman Brothers Small Balance
                               23bps        Commercial Mortgage Trust 2006-1,
                                            Floating Rate Note, 4/25/31 (144A)                         212,510
         940,605        1.93   1M LIBOR+    Lehman XS Trust Series 2005-2, Floating
                               70bps        Rate Note, 8/25/35                                         921,391
      10,000,000        2.99   1M LIBOR+    LMREC 2015-CRE1, Inc., Floating Rate
                               175bps       Note, 2/24/32 (144A)                                    10,110,755
       3,097,747        3.24   1M LIBOR+    LSTAR Securities Investment, Ltd. 2016-4,
                               200bps       Floating Rate Note, 10/1/21 (144A)                       3,092,792
       3,673,473        3.24   1M LIBOR+    LSTAR Securities Investment, Ltd. 2016-5,
                               200bps       Floating Rate Note, 11/1/21 (144A)                       3,673,144
       5,549,151        3.24   1M LIBOR+    LSTAR Securities Investment, Ltd. 2016-7,
                               200bps       Floating Rate Note, 12/1/21 (144A)                       5,549,151
       3,666,012        3.24   1M LIBOR+    LSTAR Securities Investment, Ltd. 2017-2,
                               200bps       Floating Rate Note, 2/1/22 (144A)                        3,668,347
       3,506,151        3.24   1M LIBOR+    LSTAR Securities Investment, Ltd. 2017-3,
                               200bps       Floating Rate Note, 4/1/22 (144A)                        3,518,725
       8,000,000        0.00   1M LIBOR+    LSTAR Securities Investment, Ltd. 2017-6,
                               175bps       Floating Rate Note, 9/1/22 (144A)                        7,993,280
       1,000,181                            MarketPlace Loan Trust 2016-BS1,
                                            4.5%, 1/15/21 (144A)                                     1,002,274
       1,123,389        1.67   1M LIBOR+    Mellon Residential Funding Corp. Mortgage
                               44bps        Pass-Through Trust Series 2000-TBC3,
                                            Floating Rate Note, 12/15/30                             1,087,771
       1,776,610        1.90   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               66bps        Series MLCC 2003-C REMICS, Floating
                                            Rate Note, 6/25/28                                       1,705,567
       1,592,695        2.15   6M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               70bps        Series MLCC 2003-C, Floating Rate Note,
                                            6/25/28                                                  1,578,361

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 49

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
         533,317        1.88   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               64bps        Series MLCC 2003-G, Floating Rate Note,
                                            1/25/29                                             $      514,180
         143,504        2.79                Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2003-G, Variable Rate Note,
                                            1/25/29                                                    142,638
         983,199        1.88   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               64bps        Series MLCC 2003-H, Floating Rate Note,
                                            1/25/29                                                    971,172
         266,019        1.95   6M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               54bps        Series MLCC 2004-B, Floating Rate Note,
                                            5/25/29                                                    263,301
          78,493        2.45   6M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               100bps       Series MLCC 2004-C, Floating Rate Note,
                                            7/25/29                                                     76,001
         289,993        3.09                Merrill Lynch Mortgage Investors Trust
                                            Series MLCC 2004-D, Variable Rate Note,
                                            9/25/29                                                    288,802
         330,187        2.05   6M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               60bps        Series MLCC 2004-G, Floating Rate Note,
                                            1/25/30                                                    322,960
       1,421,806        1.70   1M LIBOR+    Merrill Lynch Mortgage Investors Trust
                               46bps        Series MLCC 2005-A, Floating Rate Note,
                                            3/25/30                                                  1,375,218
       2,888,861                            Morgan Stanley Capital I Trust 2007-HQ13,
                                            5.569%, 12/15/44                                         2,891,491
       2,602,159        5.57                Morgan Stanley Capital I Trust 2007-TOP25,
                                            Variable Rate Note, 11/12/49                             2,633,905
       3,542,482        2.98   1M LIBOR+    Morgan Stanley Capital I Trust 2015-XLF1,
                               175bps       Floating Rate Note, 8/14/31 (144A)                       3,553,829
       2,970,000        3.43   1M LIBOR+    Morgan Stanley Capital I Trust 2015-XLF1,
                               220bps       Floating Rate Note, 8/14/31 (144A)                       2,981,756
       3,000,000        3.98   1M LIBOR+    Morgan Stanley Capital I Trust 2015-XLF1,
                               275bps       Floating Rate Note, 8/17/26 (144A)                       2,994,601
       3,500,000        2.58   1M LIBOR+    Morgan Stanley Capital I Trust 2017-PRME,
                               135bps       Floating Rate Note, 2/15/34 (144A)                       3,514,066
         879,736        1.78                Morgan Stanley Mortgage Loan Trust
                                            2005-5AR, Floating Rate Note, 9/25/35                      879,828
       1,053,287        1.52   1M LIBOR+    Morgan Stanley Mortgage Loan Trust
                               28bps        2005-6AR, Floating Rate Note, 11/25/35                   1,057,636
       2,191,457        2.02   1M LIBOR+    MortgageIT Trust 2004-1, Floating Rate
                               77.99        Note, 11/25/34                                           2,144,389
       9,300,000        2.64   1M LIBOR+    Motel 6 Trust 2017-MTL6, Floating Rate
                               140bps       Note, 8/15/34 (144A)                                     9,302,935
       1,500,000        2.32   3M LIBOR+    Nelder Grove CLO, Ltd., Floating Rate
                               100bps       Note, 8/28/26 (144A)                                     1,499,988
       1,259,689        3.21   3M LIBOR+    Newstar Trust, Floating Rate Note,
                               190bps       1/20/23 (144A)                                           1,259,785

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       4,315,478        2.83   1M LIBOR+    NorthStar 2016-1, Floating Rate Note,
                               160bps       9/25/31 (144A)                                      $    4,325,102
       5,100,000        2.31   3M LIBOR+    Octagon Investment Partners XVII, Ltd.,
                               100bps       Floating Rate Note, 10/25/25 (144A)                      5,104,621
       2,733,756        1.63   1M LIBOR+    Opteum Mortgage Acceptance Corp
                               39bps        Asset Backed Pass-Through Certificates
                                            2005-4, Floating Rate Note, 11/25/35                     2,684,306
       2,018,927        2.28   3M LIBOR+    Palmer Square CLO 2013-1, Ltd.,
                               97bps        Floating Rate Note, 5/15/25 (144A)                       2,021,361
       3,500,000        1.89   1M LIBOR+    Pepper Residential Securities Trust NO 16,
                               65bps        Floating Rate Note, 3/13/18 (144A)                       3,496,700
       2,086,031        2.86   1M LIBOR+    Pepper Residential Securities Trust No 17,
                               110bps       Floating Rate Note, 3/10/58 (144A)                       2,089,164
       6,415,182        2.19   1M LIBOR+    Pepper Residential Securities Trust NO 18,
                               95bps        Floating Rate Note, 3/12/47 (144A)                       6,425,592
       1,944,498        2.68   1M LIBOR+    PFP 2015-2, Ltd., Floating Rate Note,
                               145bps       7/14/34 (144A)                                           1,943,432
       2,572,442        2.28   1M LIBOR+    PFP 2017-3, Ltd., Floating Rate Note,
                               105bps       1/14/35 (144A)                                           2,576,455
       1,593,388        3.50                PMT Loan Trust 2013-J1, Variable Rate
                                            Note, 9/25/43 (144A)                                     1,597,239
       3,750,867                            Pretium Mortgage Credit Partners I
                                            2016-NPL5 LLC, 9/27/31 (Step) (144A)                     3,767,118
       8,773,159        2.74   1M LIBOR+    Progress Residential 2016-SFR1 Trust,
                               150bps       Floating Rate Note, 9/17/33 (144A)                       8,906,474
       1,944,000        3.74   1M LIBOR+    Progress Residential 2016-SFR1 Trust,
                               250bps       Floating Rate Note, 9/17/33 (144A)                       1,980,256
       1,700,000        2.63   1M LIBOR+    Progress Residential 2016-SFR2 Trust,
                               140bps       Floating Rate Note, 1/17/34 (144A)                       1,724,398
       2,400,000        2.98   1M LIBOR+    Progress Residential 2016-SFR2 Trust,
                               175bps       Floating Rate Note, 1/17/34 (144A)                       2,424,363
       1,153,073        2.68   1M LIBOR+    RAIT 2016-FL6 Trust, Floating Rate Note,
                               145bps       11/13/31 (144A)                                          1,152,509
           3,673        1.78   1M LIBOR+    RALI Series 2002-QS16 Trust, Floating
                               55bps        Rate Note, 10/25/17                                          3,670
          79,985        1.69   1M LIBOR+    RALI Series 2003-QS5 Trust, Floating
                               45bps        Rate Note, 3/25/18                                          79,611
       2,491,147        2.22   1M LIBOR+    ReadyCap Commercial Mortgage Trust
                               85bps        2017-1, Floating Rate Note, 5/25/34
                                            (144A)                                                   2,491,147
       2,141,394                            ReadyCap Mortgage Trust 2016-3,
                                            2.93997%, 11/20/38 (144A)                                2,152,051
       3,313,199        2.68   1M LIBOR+    RESI Finance LP 2003-CB1, Floating
                               145bps       Rate Note, 7/9/35                                        2,982,558
       1,217,778        2.01                RESI MAC, 2014-1A, Floating Rate Note,
                                            6/12/19                                                  1,218,437
       2,640,409        2.62   1M LIBOR+    Resimac Premier Series 2016-1, Floating
                               139bps       Rate Note, 10/10/47 (144A)                               2,657,437

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 51

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       6,979,120        2.18   1M LIBOR+    RESIMAC Premier Series 2017-1, Floating
                               95bps        Rate Note, 9/11/48 (144A)                           $    6,979,643
         523,270        2.63   1M LIBOR+    Resource Capital Corp 2015-CRE4, Ltd.,
                               140bps       Floating Rate Note, 8/15/32 (144A) (e)                     522,395
       5,700,000        2.03   1M LIBOR+    Resource Capital Corp 2017-CRE5, Ltd.,
                               80bps        Floating Rate Note, 7/15/34 (144A)                       5,712,449
         179,870        2.76                Sequoia Mortgage Trust 2004-7, Variable
                                            Rate Note, 8/20/34                                         180,643
         750,000        2.16   3M LIBOR+    Silver Creek CLO, Ltd., Floating Rate Note,
                               85bps        7/20/30 (144A)                                             750,050
         272,389        1.78                Springleaf Mortgage Loan Trust 2013-2,
                                            Variable Rate Note, 12/28/65 (144A)                        272,000
       7,500,000         N/A   1M LIBOR+    Starwood Waypoint Homes 2017-1 Trust,
                               117bps       Floating Rate Note, 1/17/35 (144A)                       7,422,350
       8,300,000        2.42   1M LIBOR+    Stonemont Portfolio Trust 2017-STONE,
                               110bps       Floating Rate Note, 8/20/30 (144A)                       8,312,765
         163,606        2.18   1M LIBOR+    Structured Asset Securities Corp. Mortgage
                               94bps        Pass-Through Certificates Series 1998-8,
                                            Floating Rate Note, 8/25/28                                164,926
          36,264        1.74   1M LIBOR+    Structured Asset Securities Corp. Mortgage
                               50bps        Pass-Through Certificates Series 2003-35,
                                            Floating Rate Note, 12/25/33                                36,232
         222,534        1.53   1M LIBOR+    Structured Asset Securities Corp. Trust
                               30bps        2005-14, Floating Rate Note, 7/25/35                       184,151
       8,203,929        3.19                Sutherland Commercial Mortgage Loans
                                            2017-SBC6, Floating Rate Note,
                                            5/25/37 (144A)                                           8,205,094
       6,420,000        2.97                Symphony CLO VIII LP, Floating Rate Note,
                                            1/9/23 (144A)                                            6,438,515
       2,450,000         N/A   3M LIBOR+    TCI-Symphony CLO 2017-1, Ltd., Floating
                               80bps        Rate Note, 7/15/30 (144A)                                2,449,951
         389,301        2.64                Thornburg Mortgage Securities Trust
                                            2004-4, Variable Rate Note, 12/25/44                       391,013
       1,053,446        3.06                Thornburg Mortgage Securities Trust
                                            2005-1, Variable Rate Note, 4/25/45                      1,055,816
       4,612,321        3.50                Towd Point Mortgage Trust 2015-4 REMICS,
                                            Variable Rate Note, 4/25/55 (144A)                       4,702,116
       4,150,000        2.88   1M LIBOR+    Tricon American Homes 2015-SFR1 Trust
                               165bps       REMICS, Floating Rate Note, 5/19/32
                                            (144A)                                                   4,164,376
         391,900        3.23   1M LIBOR+    Velocity Commercial Capital Loan Trust
                               200bps       2014-1, Floating Rate Note, 9/25/44
                                            (144A)                                                     392,094
         909,077        5.82                Wachovia Bank Commercial Mortgage
                                            Trust Series 2007-C34 REMICS, Variable
                                            Rate Note, 5/15/46                                         908,826
       4,477,000        2.19                WaMu Commercial Mortgage Securities
                                            Trust 2006-SL1, Variable Rate Note,
                                            11/23/43 (144A)                                          4,483,654

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
       5,677,000        2.32                WaMu Commercial Mortgage Securities
                                            Trust 2006-SL1, Variable Rate Note,
                                            11/23/43 (144A)                                     $    5,464,637
       2,500,000        3.08   1M LIBOR+    Wells Fargo Commercial Mortgage Trust
                               185bps       2014-TISH REMICS, Floating Rate Note,
                                            2/15/27 (144A)                                           2,507,641
       1,500,000        4.73   1M LIBOR+    Wells Fargo Commercial Mortgage Trust
                               350bps       2014-TISH, Floating Rate Note, 1/15/27
                                            (144A)                                                   1,499,009
         642,201        3.99   1M LIBOR+    Wells Fargo Credit Risk Transfer Securities
                               275bps       Trust 2015, Floating Rate Note, 11/25/25
                                            (144A)                                                     645,161
         903,811        4.09   1M LIBOR+    Wells Fargo Credit Risk Transfer Securities
                               285bps       Trust 2015, Floating Rate Note, 11/25/25
                                            (144A)                                                     913,229
       4,758,143        3.00                WinWater Mortgage Loan Trust 2015-2,
                                            Variable Rate Note, 2/20/45 (144A)                       4,788,627
                                                                                                --------------
                                                                                                $  748,732,145
                                                                                                --------------
                                            Total Banks                                         $  750,481,312
--------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.4%
                                            Other Diversified Financial Services -- 0.3%
       2,161,673        5.88                Banc of America Commercial Mortgage
                                            Trust 2007-3, Variable Rate Note,
                                            6/10/49                                             $    2,178,447
       2,000,000        3.38   1M LIBOR+    Colony American Homes 2014-1 REMICS,
                               215bps       Floating Rate Note, 5/17/31 (144A)                       2,007,618
       1,711,582        3.14   1M LIBOR+    Colony American Homes 2014-2, Floating
                               190bps       Rate Note, 7/17/31 (144A)                                1,720,822
       4,333,841        6.50                Morgan Stanley Capital I Trust
                                            2008-TOP29 REMICS, Variable Rate
                                            Note, 1/11/43                                            4,360,388
                                                                                                --------------
                                                                                                $   10,267,275
--------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       4,770,000        3.23   1M LIBOR+    BAMLL Commercial Mortgage Securities
                               200bps       Trust 2015-ASHF REMICS, Floating Rate
                                            Note, 1/15/28 (144A)                                $    4,781,334
                                                                                                --------------
                                            Total Diversified Financials                        $   15,048,609
--------------------------------------------------------------------------------------------------------------
                                            Government -- 4.0%
         783,552        3.23   1M LIBOR+    Fannie Mae Connecticut Avenue
                               200bps       Securities, Floating Rate Note, 10/25/23            $      790,112
          25,357        2.84   1M LIBOR+    Fannie Mae Connecticut Avenue
                               160bps       Securities, Floating Rate Note, 4/25/28                     25,364
         966,809        2.18   1M LIBOR+    Fannie Mae Connecticut Avenue
                               95bps        Securities, Floating Rate Note, 5/25/24                    970,510
       1,589,042        2.43   1M LIBOR+    Fannie Mae Connecticut Avenue
                               120bps       Securities, Floating Rate Note, 7/25/24                  1,590,851

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 53

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
       1,333,097        3.19   1M LIBOR+    Fannie Mae Connecticut Avenue
                               195bps       Securities, Floating Rate Note, 8/25/28             $    1,344,924
       1,335,730        3.39   1M LIBOR+    Fannie Mae Connecticut Avenue
                               215bps       Securities, Floating Rate Note, 9/25/28                  1,350,362
       2,436,842        1.58                Fannie Mae Trust 2003-W6, Variable Rate
                                            Note, 9/25/42                                            2,423,035
         147,989        2.90                Fannie Mae Trust 2005-W4, Variable Rate
                                            Note, 6/26/45                                              157,529
       1,153,384        1.49   1M LIBOR+    Fannie Mae Whole Loan, Floating Rate
                               26bps        Note, 11/25/46                                           1,155,499
         713,998                            Fannie Mae, 2.5%, 6/25/24                                  716,451
         542,968                            Fannie Mae, 3.0%, 1/25/29                                  544,669
         491,409                            Fannie Mae, 3.0%, 11/25/18                                 492,908
         100,755                            Fannie Mae, 3.0%, 8/25/25                                  101,030
         343,760                            Fannie Mae, 3.5%, 6/25/21                                  347,585
         645,099                            Fannie Mae, 4.5%, 9/25/18                                  650,324
          42,484                            Fannie Mae, 4.5%, 9/25/35                                   42,437
       3,598,591        1.53   1M LIBOR+    Fannie Mae, Floating Rate Note, 12/25/33
                               30bps                                                                 3,587,501
       1,566,579        1.68   1M LIBOR+    Fannie Mae, Floating Rate Note, 9/25/39
                               45bps                                                                 1,570,277
         644,124        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 1/15/33                        644,529
         155,136        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 1/15/36                        155,048
       1,445,968        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 1/15/37                      1,438,917
          15,401        1.38   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               15bps        REMICS, Floating Rate Note, 10/15/20                        15,394
          46,350        2.18   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               58bps        REMICS, Floating Rate Note, 10/15/31                        47,049
         655,606        1.81   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               62bps        REMICS, Floating Rate Note, 10/15/37                       660,254
         195,252        1.85   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               60bps        REMICS, Floating Rate Note, 10/15/37                       197,944
          64,962        1.83   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               100bps       REMICS, Floating Rate Note, 11/15/31                        65,934
         152,090        2.23   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 11/15/33                       155,832
         103,461        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 11/15/35                       103,325
         475,871        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 11/15/36                       475,665
         247,199        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 11/15/36                       247,094
         131,204        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 11/15/40                       131,358

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
          53,346        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 12/15/20                $       53,559
         277,044        1.68   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               45bps        REMICS, Floating Rate Note, 12/15/28                       277,717
          94,486        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 12/15/32                        94,413
          15,559        1.73   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               50bps        REMICS, Floating Rate Note, 12/15/32                        15,623
         143,556        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 12/15/32                       143,902
         107,636        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 12/15/32                       107,843
         527,041        1.93   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               70bps        REMICS, Floating Rate Note, 12/15/39                       534,490
         323,175        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 12/15/41                       321,899
          12,239        1.46   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               23bps        REMICS, Floating Rate Note, 2/15/19                         12,238
          43,984        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 2/15/25                         44,005
         154,899        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 2/15/29                        154,741
         359,572        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 2/15/30                        359,968
         347,869        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 2/15/33                        348,174
         197,698        1.78   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               55bps        REMICS, Floating Rate Note, 2/15/33                        199,958
         500,930        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 2/15/36                        501,810
         169,689        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 2/15/36                        169,902
         265,502        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 2/15/39                        266,357
         747,498        2.28   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               105bps       REMICS, Floating Rate Note, 3/15/24                        763,599
         369,212        2.23   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               100bps       REMICS, Floating Rate Note, 3/15/32                        378,031
         117,413        1.93   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               70bps        REMICS, Floating Rate Note, 3/15/32                        118,895
         548,448        2.23   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               100bps       REMICS, Floating Rate Note, 3/15/32                        564,523
         494,816        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 3/15/36                        494,545
          38,172        1.68   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               45bps        REMICS, Floating Rate Note, 3/15/39                         38,256
       1,126,090        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 3/15/41                      1,128,773

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 55

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         300,748        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 4/15/36                 $      300,463
          65,099        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 5/15/29                         65,497
         222,827        2.74   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               150bps       REMICS, Floating Rate Note, 5/15/33                        227,987
         523,522        1.57   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               34bps        REMICS, Floating Rate Note, 5/15/35                        523,713
         104,813        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 5/15/35                        104,955
         251,979        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 5/15/36                        252,481
          89,724        1.57   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               34bps        REMICS, Floating Rate Note, 5/15/37                         89,339
          42,843        2.48   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               125bps       REMICS, Floating Rate Note, 5/15/37                         44,269
          52,698        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 5/15/41                         52,699
           9,488        1.68   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               45bps        REMICS, Floating Rate Note, 6/15/23                          9,497
         293,068        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 6/15/33                        293,428
         319,104        1.65   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               42bps        REMICS, Floating Rate Note, 6/15/36                        319,811
       1,083,068        1.54   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               31bps        REMICS, Floating Rate Note, 6/15/36                      1,079,463
          12,293        1.48   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               25bps        REMICS, Floating Rate Note, 7/15/21                         12,315
         267,341        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 7/15/23                        268,547
         320,539        1.47   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               24bps        REMICS, Floating Rate Note, 7/15/34                        317,837
         593,965        1.73   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               50bps        REMICS, Floating Rate Note, 7/15/36                        597,090
          27,245        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 7/15/36                         27,238
         191,466        1.43   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               20bps        REMICS, Floating Rate Note, 7/15/36                        191,582
         260,909        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               35bps        REMICS, Floating Rate Note, 7/15/40                        260,907
         217,807        1.43   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               20bps        REMICS, Floating Rate Note, 8/15/26                        217,942
         400,550        1.48   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               25bps        REMICS, Floating Rate Note, 8/15/35                        400,634
         228,758        1.48   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               25bps        REMICS, Floating Rate Note, 8/15/35                        228,426
         383,394        1.48   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               25bps        REMICS, Floating Rate Note, 8/15/36                        382,233

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         436,351        1.53   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               30bps        REMICS, Floating Rate Note, 9/15/26                 $      437,498
          86,490        1.83   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               60bps        REMICS, Floating Rate Note, 9/15/32                         87,658
         219,839        1.65   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               42bps        REMICS, Floating Rate Note, 9/15/36                        220,630
         140,196        1.63   1M LIBOR+    Federal Home Loan Mortgage Corp.
                               40bps        REMICS, Floating Rate Note, 9/15/36                        140,130
         625,726                            Federal Home Loan Mortgage Corp.,
                                            3.0%, 12/15/24                                             627,056
         365,310                            Federal Home Loan Mortgage Corp.,
                                            3.5%, 10/15/24                                             369,893
         391,218        1.48   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               25bps        Floating Rate Note, 1/15/35                                391,909
          33,344        1.58   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               35bps        Floating Rate Note, 2/15/18                                 33,349
         311,942        2.23   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               100bps       Floating Rate Note, 3/15/32                                319,393
         317,702        1.83   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               60bps        Floating Rate Note, 4/15/28                                322,757
         188,067        1.83   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               60bps        Floating Rate Note, 6/15/31                                190,878
       2,286,805        1.93   1M LIBOR+    Federal Home Loan Mortgage Corp.,
                               70bps        Floating Rate Note, 8/15/35                              2,307,488
         131,031        1.88   1M LIBOR+    Federal National Mortgage Association
                               65bps        REMICS, Floating Rate Note, 1/18/32                        133,082
         207,302        1.93   1M LIBOR+    Federal National Mortgage Association
                               70bps        REMICS, Floating Rate Note, 1/25/32                        211,031
          89,210        1.88   1M LIBOR+    Federal National Mortgage Association
                               65bps        REMICS, Floating Rate Note, 1/25/33                         90,799
         228,664        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 1/25/33                        229,130
         153,313        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 1/25/40                        154,070
         342,289        1.53   1M LIBOR+    Federal National Mortgage Association
                               30bps        REMICS, Floating Rate Note, 10/25/35                       342,139
       1,200,042        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 10/25/36                     1,198,106
          67,634        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 10/25/37                        68,088
         432,234        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 10/25/37                       436,733
         324,074        2.45   1M LIBOR+    Federal National Mortgage Association
                               122bps       REMICS, Floating Rate Note, 10/25/38                       331,609
       1,074,526        2.23   1M LIBOR+    Federal National Mortgage Association
                               100bps       REMICS, Floating Rate Note, 11/18/32                     1,099,308
         258,543        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 11/25/31                       262,521

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 57

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         227,517        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 11/25/31                $      231,018
         389,747        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 11/25/33                       392,850
         250,460        1.53   1M LIBOR+    Federal National Mortgage Association
                               30bps        REMICS, Floating Rate Note, 11/25/34                       251,638
         196,882        1.55   1M LIBOR+    Federal National Mortgage Association
                               32bps        REMICS, Floating Rate Note, 11/25/36                       196,347
          57,378        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 12/25/23                        57,525
         171,124        2.23   1M LIBOR+    Federal National Mortgage Association
                               100bps       REMICS, Floating Rate Note, 12/25/23                       172,946
          57,137        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 12/25/30                        58,054
         424,680        2.13   1M LIBOR+    Federal National Mortgage Association
                               90bps        REMICS, Floating Rate Note, 12/25/31                       430,353
         215,609        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 12/25/32                       217,243
         107,164        1.47   1M LIBOR+    Federal National Mortgage Association
                               24bps        REMICS, Floating Rate Note, 12/25/36                       106,562
         239,027        1.85   1M LIBOR+    Federal National Mortgage Association
                               62bps        REMICS, Floating Rate Note, 12/25/37                       239,756
          70,252        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 12/25/38                        70,404
         186,653        1.98   1M LIBOR+    Federal National Mortgage Association
                               75bps        REMICS, Floating Rate Note, 2/25/33                        190,272
         459,157        1.58   1M LIBOR+    Federal National Mortgage Association
                               35bps        REMICS, Floating Rate Note, 2/25/33                        462,597
         505,880        1.54   1M LIBOR+    Federal National Mortgage Association
                               31bps        REMICS, Floating Rate Note, 2/25/35                        504,208
         272,662        1.48   1M LIBOR+    Federal National Mortgage Association
                               25bps        REMICS, Floating Rate Note, 2/25/37                        270,652
         256,027        1.43   1M LIBOR+    Federal National Mortgage Association
                               20bps        REMICS, Floating Rate Note, 2/25/37                        254,347
         125,255        1.93   1M LIBOR+    Federal National Mortgage Association
                               70bps        REMICS, Floating Rate Note, 2/25/38                        126,771
          34,658        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 3/25/23                         34,673
         300,028        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 3/25/24                        303,230
         150,510        1.57   T1Y+35bps    Federal National Mortgage Association
                                            REMICS, Floating Rate Note, 3/25/28                        151,168
         891,105        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 3/25/34                        891,360
          73,356        1.53   1M LIBOR+    Federal National Mortgage Association
                               30bps        REMICS, Floating Rate Note, 3/25/36                         72,464
          90,443        2.23   1M LIBOR+    Federal National Mortgage Association
                               100bps       REMICS, Floating Rate Note, 3/25/37                         92,928

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         299,151        1.48   1M LIBOR+    Federal National Mortgage Association
                               25bps        REMICS, Floating Rate Note, 3/25/37                 $      296,940
         236,868        1.48   1M LIBOR+    Federal National Mortgage Association
                               25bps        REMICS, Floating Rate Note, 3/25/37                        236,142
       1,068,498        1.45   1M LIBOR+    Federal National Mortgage Association
                               22bps        REMICS, Floating Rate Note, 3/25/45                      1,042,881
          73,239        1.53   1M LIBOR+    Federal National Mortgage Association
                               30bps        REMICS, Floating Rate Note, 4/25/25                         73,239
       1,160,740        2.13   1M LIBOR+    Federal National Mortgage Association
                               90bps        REMICS, Floating Rate Note, 4/25/32                      1,177,291
         578,814        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 4/25/33                        581,592
       3,243,101        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 4/25/34                      3,263,044
         286,379        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 4/25/42                        287,249
         225,197        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 5/25/33                        225,599
         211,052        1.58   1M LIBOR+    Federal National Mortgage Association
                               35bps        REMICS, Floating Rate Note, 5/25/36                        210,324
         639,968        1.54   1M LIBOR+    Federal National Mortgage Association
                               31bps        REMICS, Floating Rate Note, 5/25/36                        639,145
         375,237        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 5/25/37                        376,173
         129,505        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 5/25/40                        130,795
         262,515        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 5/25/40                        263,533
         450,365        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 5/25/40                        453,641
         258,700        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 6/25/23                        259,711
         413,435        1.68   1M LIBOR+    Federal National Mortgage Association
                               45bps        REMICS, Floating Rate Note, 6/25/36                        415,619
         478,091        1.47   1M LIBOR+    Federal National Mortgage Association
                               45bps        REMICS, Floating Rate Note, 6/25/37                        476,108
          44,085        1.46   1M LIBOR+    Federal National Mortgage Association
                               23bps        REMICS, Floating Rate Note, 6/25/37                         43,896
         153,300        1.48   1M LIBOR+    Federal National Mortgage Association
                               45bps        REMICS, Floating Rate Note, 6/25/37                        152,188
          47,053        1.68   1M LIBOR+    Federal National Mortgage Association
                               45bps        REMICS, Floating Rate Note, 6/25/37                         47,275
          34,971        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 7/18/27                         35,385
         250,221        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 7/25/31                        254,072
         166,114        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 7/25/31                        168,925

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 59

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         108,050        2.23   1M LIBOR+    Federal National Mortgage Association
                               100bps       REMICS, Floating Rate Note, 7/25/32                 $      110,009
         294,350        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 7/25/34                        294,498
          91,476        1.68   1M LIBOR+    Federal National Mortgage Association
                               45bps        REMICS, Floating Rate Note, 7/25/34                         91,522
       1,213,045        1.53   1M LIBOR+    Federal National Mortgage Association
                               30bps        REMICS, Floating Rate Note, 7/25/35                      1,211,370
       1,099,766        1.48   1M LIBOR+    Federal National Mortgage Association
                               25bps        REMICS, Floating Rate Note, 7/25/35                      1,098,226
         158,395        1.52   1M LIBOR+    Federal National Mortgage Association
                               29bps        REMICS, Floating Rate Note, 7/25/36                        158,129
         153,454        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 7/25/37                        153,862
         104,464        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 8/25/31                        104,918
          46,911        1.83   1M LIBOR+    Federal National Mortgage Association
                               60bps        REMICS, Floating Rate Note, 8/25/32                         47,594
         159,324        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 8/25/32                        160,061
           2,374        1.63   1M LIBOR+    Federal National Mortgage Association
                               40bps        REMICS, Floating Rate Note, 8/25/33                          2,378
         103,659        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 8/25/36                        103,597
              43        2.03   1M LIBOR+    Federal National Mortgage Association
                               80bps        REMICS, Floating Rate Note, 9/25/20                             44
          39,109        2.13   1M LIBOR+    Federal National Mortgage Association
                               90bps        REMICS, Floating Rate Note, 9/25/21                         39,650
         207,709        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 9/25/32                        208,483
       1,069,728        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 9/25/33                      1,072,057
         194,717        1.80   1M LIBOR+    Federal National Mortgage Association
                               57bps        REMICS, Floating Rate Note, 9/25/36                        196,273
         436,140        1.73   1M LIBOR+    Federal National Mortgage Association
                               50bps        REMICS, Floating Rate Note, 9/25/37                        438,760
         201,837        1.80   1M LIBOR+    Federal National Mortgage Association
                               57bps        REMICS, Floating Rate Note, 9/25/37                        204,360
         111,272        1.78   1M LIBOR+    Federal National Mortgage Association
                               55bps        REMICS, Floating Rate Note, 9/25/37                        112,103
         658,681                            Federal National Mortgage Association,
                                            2.5%, 4/25/36                                              659,272
         171,124        2.11   D11COF+      Federal National Mortgage Association,
                               140bps       Floating Rate Note, 12/25/23                               170,781
       4,126,561        1.53   1M LIBOR+    Federal National Mortgage Association,
                               30bps        Floating Rate Note, 12/25/33                             4,111,785
       9,162,468        1.68   1M LIBOR+    Federal National Mortgage Association,
                               45bps        Floating Rate Note, 2/25/38                              9,182,283

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         103,999        1.53   1M LIBOR+    Federal National Mortgage Association,
                               30bps        Floating Rate Note, 3/25/18                         $      103,996
          85,735        3.21                Federal National Mortgage Association,
                                            Variable Rate Note, 4/25/35                                 87,915
         282,671        1.58   1M LIBOR+    Freddie Mac Strips, Floating Rate Note,
                               35bps        12/15/36                                                   282,871
         212,056        1.48   1M LIBOR+    Freddie Mac Strips, Floating Rate Note,
                               25bps        8/15/36                                                    211,460
         916,727        1.53   1M LIBOR+    Freddie Mac Strips, Floating Rate Note,
                               30bps        8/15/36                                                    915,770
       2,675,000        3.44   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               220bps       Debt Notes, Floating Rate Note, 10/25/28                 2,718,589
         204,037        2.68   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               145bps       Debt Notes, Floating Rate Note, 11/25/23                   204,499
         459,002        2.43   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               120bps       Debt Notes, Floating Rate Note, 11/25/28                   459,521
         750,000        2.53   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               130bps       Debt Notes, Floating Rate Note, 3/25/29                    759,375
         699,984        2.68   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               145bps       Debt Notes, Floating Rate Note, 7/25/28                    702,000
         300,000        4.13   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               290bps       Debt Notes, Floating Rate Note, 7/25/28                    310,002
         707,115        2.98   1M LIBOR+    Freddie Mac Structured Agency Credit Risk
                               175bps       Debt Notes, Floating Rate Note, 9/25/28                    709,468
         454,492                            Freddie Mac, 2.0%, 11/15/20                                455,934
         530,101                            Freddie Mac, 2.0%, 8/15/20                                 530,850
       1,456,978                            Freddie Mac, 3.0%, 10/15/25                              1,469,169
       1,093,085                            Freddie Mac, 3.0%, 5/15/29                               1,103,928
       1,698,180                            Freddie Mac, 3.1%, 2/15/25                               1,705,286
         543,297                            Freddie Mac, 3.5%, 1/15/24                                 545,867
       1,146,300                            Freddie Mac, 4.5%, 4/15/19                               1,163,213
         791,643                            Freddie Mac, 4.5%, 6/15/23                                 810,971
       9,292,000        4.93                FREMF Mortgage Trust 2011-K702,
                                            Variable Rate Note, 4/25/44 (144A)                       9,382,550
      10,661,000        5.05                FREMF Mortgage Trust 2011-K703, Variable
                                            Rate Note, 7/25/44 (144A)                               10,819,483
         963,380        4.48   1M LIBOR+    FREMF Mortgage Trust 2014-KF04 REMICS,
                               325bps       Floating Rate Note, 6/25/21 (144A)                         973,406
       2,715,816        5.23   1M LIBOR+    FREMF Mortgage Trust 2014-KF05 REMICS,
                               400bps       Floating Rate Note, 9/25/21 (144A)                       2,797,745
       3,939,752        6.23   1M LIBOR+    FREMF Mortgage Trust 2014-KS02 REMICS,
                               500bps       Floating Rate Note, 8/25/23 (144A)                       3,923,166
       9,161,779        5.63   1M LIBOR+    FREMF Mortgage Trust 2015-KLSF REMICS,
                               440bps       Floating Rate Note, 11/25/22 (144A)                      9,257,802
      11,684,936        1.59   1M LIBOR+    Government National Mortgage Association
                               35bps        REMICS, Floating Rate Note, 1/20/47                     11,720,437

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 61

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
         341,115                            Government National Mortgage
                                            Association, 3.0%, 2/16/24                          $      343,690
         649,209                            Government National Mortgage
                                            Association, 3.0%, 8/20/38                                 655,267
         378,339        1.43   1M LIBOR+    Government National Mortgage
                               20bps        Association, Floating Rate Note, 1/16/33                   379,140
         707,178        1.48   1M LIBOR+    Government National Mortgage
                               25bps        Association, Floating Rate Note, 1/16/35                   706,271
         183,231        1.91   1M LIBOR+    Government National Mortgage
                               68bps        Association, Floating Rate Note, 10/16/39                  185,234
         187,421        1.63   1M LIBOR+    Government National Mortgage
                               40bps        Association, Floating Rate Note, 10/20/38                  187,933
         677,704        1.48   1M LIBOR+    Government National Mortgage
                               25bps        Association, Floating Rate Note, 2/20/35                   674,284
       1,332,385        1.63   1M LIBOR+    Government National Mortgage
                               40bps        Association, Floating Rate Note, 3/16/32                 1,339,012
         671,202        1.73   1M LIBOR+    Government National Mortgage
                               50bps        Association, Floating Rate Note, 4/16/30                   673,796
         144,876        1.78   1M LIBOR+    Government National Mortgage
                               55bps        Association, Floating Rate Note, 4/16/32                   146,624
          95,150        1.63   1M LIBOR+    Government National Mortgage
                               40bps        Association, Floating Rate Note, 5/16/38                    95,181
         137,525        1.73   1M LIBOR+    Government National Mortgage
                               50bps        Association, Floating Rate Note, 6/16/31                   138,118
       1,454,774        1.83   1M LIBOR+    Government National Mortgage
                               60bps        Association, Floating Rate Note, 7/20/39                 1,466,452
         240,312        2.23   1M LIBOR+    Government National Mortgage
                               100bps       Association, Floating Rate Note, 8/16/39                   245,802
         229,973        1.73   1M LIBOR+    Government National Mortgage
                               50bps        Association, Floating Rate Note, 8/20/38                   231,287
         609,511        1.76   1M LIBOR+    NCUA Guaranteed Notes Trust REMICS,
                               53bps        Floating Rate Note, 3/9/21 (e)                             608,262
                                                                                                --------------
                                                                                                $  154,590,314
                                                                                                --------------
                                            Total Government                                    $  154,590,314
--------------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $933,779,655)                                 $  935,394,693
--------------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 27.6%
                                            Energy -- 2.3%
                                            Oil & Gas Equipment & Services -- 0.1%
       5,985,000                            Schlumberger Holdings Corp., 1.9%,
                                            12/21/17 (144A)                                     $    5,990,478
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- 1.1%
         805,000                            BP Capital Markets Plc, 1.674%,
                                            2/13/18                                             $      805,572
       1,848,000        1.69   3M LIBOR+    BP Capital Markets Plc, Floating Rate
                               51bps        Note, 5/10/18                                            1,852,959
       1,013,000        1.72   3M LIBOR+    BP Capital Markets Plc, Floating Rate
                               54bps        Note, 5/10/19                                            1,019,116
       2,616,000        2.12   3M LIBOR+    BP Capital Markets Plc, Floating Rate
                               87bps        Note, 9/16/21                                            2,658,528
       1,585,000                            Chevron Corp., 1.718%, 6/24/18                           1,586,314
       1,385,000        1.69   3M LIBOR+    Chevron Corp., Floating Rate Note,
                               51bps        11/16/18                                                 1,392,586
       1,195,000        1.54   3M LIBOR+    Chevron Corp., Floating Rate Note,
                               36bps        11/9/17                                                  1,195,497
       2,550,000        1.38   3M LIBOR+    Chevron Corp., Floating Rate Note,
                               17bps        3/2/18                                                   2,551,642
       3,115,000        1.43   3M LIBOR+    Chevron Corp., Floating Rate Note,
                               21bps        3/3/20                                                   3,123,794
       4,190,000        1.68   3M LIBOR+    Chevron Corp., Floating Rate Note,
                               50bps        5/16/18                                                  4,202,892
       3,611,000        1.80   3M LIBOR+    Exxon Mobil Corp., Floating Rate Note,
                               60bps        2/28/18                                                  3,620,584
       7,715,000        1.89   3M LIBOR+    Shell International Finance BV, Floating
                               58bps        Rate Note, 11/10/18                                      7,759,044
       3,132,000        1.66   3M LIBOR+    Shell International Finance BV, Floating
                               35bps        Rate Note, 9/12/19                                       3,149,745
       4,900,000        1.51   3M LIBOR+    Statoil ASA, Floating Rate Note, 11/9/17
                               20bps                                                                 4,901,150
       2,555,000        1.60   3M LIBOR+    Statoil ASA, Floating Rate Note, 5/15/18
                               29bps                                                                 2,559,604
                                                                                                --------------
                                                                                                $   42,379,027
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.2%
       5,170,000                            Canadian Natural Resources, Ltd.,
                                            1.75%, 1/15/18                                      $    5,173,664
         900,000                            XTO Energy, Inc., 5.5%, 6/15/18                            926,142
                                                                                                --------------
                                                                                                $    6,099,806
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 0.9%
       5,065,000                            Enbridge Energy Partners LP, 6.5%,
                                            4/15/18                                             $    5,190,734
       1,435,000                            Energy Transfer LP, 2.5%, 6/15/18                        1,440,636
       6,735,000                            Enterprise Products Operating LLC,
                                            1.65%, 5/7/18                                            6,732,605
       7,390,000                            Kinder Morgan Energy Partners LP,
                                            5.95%, 2/15/18                                           7,498,822
       2,895,000                            TransCanada PipeLines, Ltd., 1.625%,
                                            11/9/17                                                  2,894,699

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 63

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- (continued)
       3,975,000                            TransCanada PipeLines, Ltd.,
                                            1.875%, 1/12/18                                     $    3,978,388
       5,483,000        2.09   3M LIBOR+    TransCanada PipeLines, Ltd., Floating
                               79bps        Rate Note, 1/12/18                                       5,493,126
                                                                                                --------------
                                                                                                $   33,229,010
                                                                                                --------------
                                            Total Energy                                        $   87,698,321
--------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.1%
                                            Diversified Chemicals -- 0.1%
       3,235,000        1.84   3M LIBOR+    EI du Pont de Nemours & Co., Floating
                               53bps        Rate Note, 5/1/20                                   $    3,262,285
                                                                                                --------------
                                            Total Materials                                     $    3,262,285
--------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.5%
                                            Aerospace & Defense -- 0.5%
       6,410,000                            Northrop Grumman Corp., 1.75%, 6/1/18 $                  6,417,736
       3,850,000                            United Technologies Corp., 1.778%,
                                            5/4/18 (Step)                                            3,851,837
       6,630,000        1.66   3M LIBOR+    United Technologies Corp., Floating Rate
                               35bps        Note, 11/1/19                                            6,662,756
                                                                                                --------------
                                                                                                $   16,932,329
--------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.0%+
         780,000        2.10   3M LIBOR+    General Electric Co., Floating Rate Note,
                               80bps        4/15/20                                             $      791,624
                                                                                                --------------
                                            Total Capital Goods                                 $   17,723,953
--------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.3%
                                            Railroads -- 0.2%
         537,000                            Burlington Northern Santa Fe LLC,
                                            5.75%, 3/15/18                                      $      547,129
       1,670,000        1.35   3M LIBOR+    Canadian National Railway Co., Floating
                               17bps        Rate Note, 11/14/17                                      1,670,382
       1,989,000                            Norfolk Southern Corp., 5.75%, 4/1/18                    2,029,026
       2,855,000                            Union Pacific Corp., 5.7%, 8/15/18                       2,953,096
                                                                                                --------------
                                                                                                $    7,199,633
--------------------------------------------------------------------------------------------------------------
                                            Highways & Railtracks -- 0.1%
       6,550,000                            ERAC USA Finance LLC, 6.375%,
                                            10/15/17 (144A)                                     $    6,560,091
                                                                                                --------------
                                            Total Transportation                                $   13,759,724
--------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 1.5%
                                            Automobile Manufacturers -- 1.5%
       2,650,000        1.79   3M LIBOR+    Daimler Finance North America LLC,
                               62bps        Floating Rate Note, 10/30/19 (144A)                 $    2,663,290
       1,275,000        1.63   3M LIBOR+    Daimler Finance North America LLC,
                               42bps        Floating Rate Note, 3/2/18 (144A)                        1,276,240

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- (continued)
       5,555,000        1.63   3M LIBOR+    Daimler Finance North America LLC,
                               45bps        Floating Rate Note, 5/18/18 (144A)                  $    5,566,146
         400,000                            Ford Motor Credit Co LLC, 2.24%,
                                            6/15/18                                                    401,342
       2,980,000        2.16   3M LIBOR+    Ford Motor Credit Co LLC, Floating Rate
                               100bps       Note, 1/9/20                                             3,004,776
         780,000        2.24   3M LIBOR+    Ford Motor Credit Co LLC, Floating Rate
                               93bps        Note, 11/4/19                                              785,405
       5,295,000        2.06   3M LIBOR+    Ford Motor Credit Co LLC, Floating Rate
                               83bps        Note, 3/12/19                                            5,320,347
       2,600,000        2.10   3M LIBOR+    Ford Motor Credit Co. LLC, Floating Rate
                               94bps        Note, 1/9/18                                             2,604,799
       1,000,000        2.23   3M LIBOR+    Nissan Motor Acceptance Corp., Floating
                               101bps       Rate Note, 3/8/19 (144A)                                 1,011,066
       3,115,000        1.95   3M LIBOR+    Nissan Motor Acceptance Corp., Floating
                               80bps        Rate Note, 4/6/18 (144A)                                 3,124,952
       3,530,000        1.69   3M LIBOR+    Nissan Motor Acceptance Corp., Floating
                               39bps        Rate Note, 7/13/20 (144A)                                3,532,083
       2,650,000        1.76   3M LIBOR+    Nissan Motor Acceptance Corp., Floating
                               52bps        Rate Note, 9/13/19 (144A)                                2,662,752
       1,970,000        1.72   3M LIBOR+    Nissan Motor Acceptance Corp., Floating
                               39bps        Rate Note, 9/28/20 (144A)                                1,973,526
       3,890,000                            Toyota Motor Credit Corp., 1.2%, 4/6/18                  3,884,953
       3,150,000                            Toyota Motor Credit Corp., 1.25%, 10/5/17                3,149,982
       3,063,000        1.60   3M LIBOR+    Toyota Motor Credit Corp., Floating Rate
                               44bps        Note, 10/18/19                                           3,083,317
       4,400,000        2.00   3M LIBOR+    Toyota Motor Credit Corp., Floating Rate
                               82bps        Note, 2/19/19                                            4,446,665
       3,000,000        1.60   3M LIBOR+    Toyota Motor Credit Corp., Floating Rate
                               37bps        Note, 3/12/20                                            3,012,425
       3,205,000        1.42   3M LIBOR+    Toyota Motor Credit Corp., Floating Rate
                               26bps        Note, 4/17/20                                            3,214,599
       2,501,000        1.62   3M LIBOR+    Toyota Motor Credit Corp., Floating Rate
                               46bps        Note, 7/13/18                                            2,509,331
       2,500,000        1.61   3M LIBOR+    Volkswagen Group of America Finance
                               44bps        LLC, Floating Rate Note, 11/20/17 (144A)                 2,501,035
                                                                                                --------------
                                                                                                $   59,729,031
                                                                                                --------------
                                            Total Automobiles & Components                      $   59,729,031
--------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.2%
                                            Broadcasting -- 0.2%
       6,795,000        1.84   3M LIBOR+    NBCUniversal Enterprise, Inc., Floating
                               68.5bps      Rate Note, 4/15/18 (144A)                           $    6,817,833
                                                                                                --------------
                                            Total Media                                         $    6,817,833
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 65

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.6%
                                            Brewers -- 0.1%
       3,569,000        1.57   3M LIBOR+    Anheuser-Busch InBev Finance, Inc.,
                               40bps        Floating Rate Note, 2/1/19                          $    3,583,025
--------------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.2%
       9,480,000        1.92   3M LIBOR+    Mondelez International Holdings
                               61bps        Netherlands BV, Floating Rate Note,
                                            10/28/19 (144A)                                     $    9,519,718
         900,000        1.87   3M LIBOR+    Tyson Foods, Inc., Floating Rate Note,
                               55bps        6/2/20                                                     904,281
                                                                                                --------------
                                                                                                $   10,423,999
--------------------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.3%
       3,635,000        1.90   3M LIBOR+    BAT Capital Corp., Floating Rate Note,
                               59bps        8/14/20 (144A)                                      $    3,641,529
       7,406,000                            Reynolds American, Inc., 2.3%, 6/12/18                   7,438,546
                                                                                                --------------
                                                                                                $   11,080,075
                                                                                                --------------
                                            Total Food, Beverage & Tobacco                      $   25,087,099
--------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                            Health Care Equipment -- 0.2%
       3,280,000                            Medtronic, Inc., 1.375%, 4/1/18                     $    3,277,671
       2,680,000        2.05   3M LIBOR+    Medtronic, Inc., Floating Rate Note,
                               80bps        3/15/20                                                  2,722,486
                                                                                                --------------
                                                                                                $    6,000,157
--------------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.6%
      12,910,000        1.87   3M LIBOR+    Aetna, Inc., Floating Rate Note, 12/8/17
                               65bps                                                            $   12,923,787
       2,960,000                            UnitedHealth Group, Inc., 1.4%,
                                            12/15/17                                                 2,959,586
       7,975,000                            UnitedHealth Group, Inc., 1.9%,
                                            7/16/18                                                  7,996,027
                                                                                                --------------
                                                                                                $   23,879,400
                                                                                                --------------
                                            Total Health Care Equipment & Services              $   29,879,557
--------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 1.1%
                                            Biotechnology -- 1.1%
      13,253,000                            AbbVie, Inc., 1.8%, 5/14/18                         $   13,271,416
       3,265,000        1.50   3M LIBOR+    Amgen, Inc., Floating Rate Note,
                               32bps        5/10/19                                                  3,275,646
       3,305,000        1.63   3M LIBOR+    Amgen, Inc., Floating Rate Note,
                               45bps        5/11/20                                                  3,321,911
       3,484,000        1.77   3M LIBOR+    Amgen, Inc., Floating Rate Note,
                               60bps        5/22/19                                                  3,508,499
       5,900,000        2.07   3M LIBOR+    Baxalta, Inc., Floating Rate Note,
                               78bps        6/22/18                                                  5,921,028
       6,160,000                            Biogen, Inc., 6.875%, 3/1/18                             6,291,786

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Biotechnology -- (continued)
       3,600,000                            Celgene Corp., 2.125%, 8/15/18                      $    3,615,060
       3,800,000        1.55   3M LIBOR+    Gilead Sciences, Inc., Floating Rate
                               22bps        Note, 3/20/19                                            3,806,844
                                                                                                --------------
                                                                                                $   43,012,190
--------------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.0%+
       1,400,000        1.43   3M LIBOR+    Bayer US Finance LLC, Floating Rate
                               28bps        Note, 10/6/17 (144A)                                $    1,400,028
                                                                                                --------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences                       $   44,412,218
--------------------------------------------------------------------------------------------------------------
                                            BANKS -- 9.6%
                                            Diversified Banks -- 7.0%
      12,315,000        1.94   3M LIBOR+    ABN AMRO Bank NV, Floating Rate
                               64bps        Note, 1/18/19 (144A)                                $   12,369,900
       4,505,000        1.62   3M LIBOR+    American Express Centurion Bank,
                               30bps        Floating Rate Note, 6/15/18                              4,507,942
       3,115,000                            Bank of America Corp., 2.0%, 1/11/18                     3,118,440
       3,835,000                            Bank of America Corp., 6.875%, 4/25/18                   3,945,387
       1,715,000        2.34   3M LIBOR+    Bank of America Corp., Floating Rate
                               104bps       Note, 1/15/19                                            1,731,853
       3,100,000        2.47   3M LIBOR+    Bank of America Corp., Floating Rate
                               116bps       Note, 1/20/23                                            3,149,922
       3,897,000        2.39   3M LIBOR+    Bank of America Corp., Floating Rate
                               107bps       Note, 3/22/18                                            3,913,560
       6,142,000        2.17   3M LIBOR+    Bank of America Corp., Floating Rate
                               87bps        Note, 4/1/19                                             6,197,247
       1,525,000        1.69   3M LIBOR+    Bank of Montreal, Floating Rate Note,
                               44bps        6/15/20                                                  1,528,469
       2,540,000        1.81   3M LIBOR+    Bank of Montreal, Floating Rate Note,
                               65bps        7/18/19                                                  2,559,193
       2,665,000        1.78   3M LIBOR+    Bank of Montreal, Floating Rate Note,
                               61bps        7/31/18                                                  2,676,368
       3,930,000        1.80   3M LIBOR+    Banque Federative du Credit Mutuel
                               49bps        SA, Floating Rate Note, 7/20/20 (144A)                   3,937,662
       3,665,000                            BPCE SA, 1.625%, 1/26/18                                 3,664,146
       2,590,000        1.84   3M LIBOR+    Caisse Centrale Desjardins, Floating
                               66.5bps      Rate Note, 1/29/18 (144A)                                2,595,113
       2,610,000        1.74   3M LIBOR+    Canadian Imperial Bank of Commerce,
                               52bps        Floating Rate Note, 9/6/19                               2,621,839
       3,800,000        1.58   3M LIBOR+    Citibank NA, Floating Rate Note,
                               26bps        9/18/19                                                  3,802,877
       1,720,000                            Citigroup, Inc., 1.7%, 4/27/18                           1,719,841
       3,915,000        1.89   3M LIBOR+    Citigroup, Inc., Floating Rate Note,
                               70bps        11/24/17                                                 3,918,407
       7,015,000        1.86   3M LIBOR+    Citigroup, Inc., Floating Rate Note,
                               69bps        4/27/18                                                  7,032,814

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 67

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
       4,691,000        2.88   3M LIBOR+    Citigroup, Inc., Floating Rate Note,
                               170bps       5/15/18                                             $    4,733,981
       1,500,000        2.15   3M LIBOR+    Citigroup, Inc., Floating Rate Note,
                               93bps        6/7/19                                                   1,514,919
       3,140,000        2.19   3M LIBOR+    Citigroup, Inc., Floating Rate Note,
                               88bps        7/30/18                                                  3,156,579
       3,840,000        1.86   3M LIBOR+    Citizens Bank NA, Floating Rate Note,
                               54bps        3/2/20                                                   3,841,804
       3,340,000        1.77   3M LIBOR+    Citizens Bank NA, Floating Rate Note,
                               57bps        5/26/20                                                  3,347,014
       3,675,000        1.69   3M LIBOR+    Cooperatieve Rabobank UA New York,
                               51bps        Floating Rate Note, 8/9/19                               3,700,188
      11,340,000        1.90   3M LIBOR+    Danske Bank AS, Floating Rate Note,
                               58bps        9/6/19 (144A)                                           11,397,555
       4,680,000                            Discover Bank, 2.0%, 2/21/18                             4,686,973
       3,325,000                            Discover Bank, 2.6%, 11/13/18                            3,346,634
       3,800,000        1.70   3M LIBOR+    DNB Bank ASA, Floating Rate Note,
                               37bps        10/2/20 (144A)                                           3,802,202
       4,255,000                            HSBC USA, Inc., 1.625%, 1/16/18                          4,256,589
       4,755,000                            HSBC USA, Inc., 1.7%, 3/5/18                             4,758,896
       2,740,000                            ING Bank NV, 2.0%, 11/26/18 (144A)                       2,741,497
       2,675,000        2.45   3M LIBOR+    ING Bank NV, Floating Rate Note,
                               113bps       3/22/19 (144A)                                           2,707,334
         100,000        1.92   3M LIBOR+    ING Bank NV, Floating Rate Note,
                               61bps        8/15/19 (144A)                                             100,528
       3,190,000        2.09   3M LIBOR+    ING Bank NV, Floating Rate Note,
                               78bps        8/17/18 (144A)                                           3,207,609
         700,000        2.28   3M LIBOR+    ING Bank NV, Floating Rate Note,
                               97bps        8/17/20 (144A)                                             709,717
       8,825,000        2.21   3M LIBOR+    JPMorgan Chase & Co., Floating Rate
                               90bps        Note, 1/25/18                                            8,847,270
       3,800,000        1.83   3M LIBOR+    JPMorgan Chase & Co., Floating Rate
                               51bps        Note, 3/1/18                                             3,806,345
       2,500,000        1.86   3M LIBOR+    JPMorgan Chase & Co., Floating Rate
                               55bps        Note, 4/25/18                                            2,506,498
       2,875,000        1.78   3M LIBOR+    JPMorgan Chase Bank NA, Floating Rate
                               45bps        Note, 9/21/18                                            2,882,382
       1,548,000        1.84   3M LIBOR+    Lloyds Bank Plc, Floating Rate Note,
                               52bps        3/16/18                                                  1,550,870
       6,720,000        1.86   3M LIBOR+    Lloyds Bank Plc, Floating Rate Note,
                               55bps        5/14/18                                                  6,737,849
       3,750,000        2.09   3M LIBOR+    Lloyds Bank Plc, Floating Rate Note,
                               78bps        8/17/18                                                  3,762,880
       4,941,000        1.95   3M LIBOR+    Macquarie Bank, Ltd., Floating Rate Note,
                               63bps        10/27/17 (144A)                                          4,943,115
       2,800,000        2.35   3M LIBOR+    Mizuho Bank, Ltd., Floating Rate Note,
                               119bps       10/20/18 (144A)                                          2,828,064

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
       7,555,000        1.94   3M LIBOR+    Mizuho Bank, Ltd., Floating Rate Note,
                               64bps        3/26/18 (144A)                                      $    7,572,869
       3,210,000        1.00                Mizuho Securities USA LLC, Floating Rate
                                            Note, 10/11/17                                           3,209,991
       2,425,000        1.75   3M LIBOR+    MUFG Americas Holdings Corp., Floating
                               57bps        Rate Note, 2/9/18                                        2,428,145
       3,350,000        1.79   3M LIBOR+    Nordea Bank AB, Floating Rate Note,
                               47bps        5/29/20 (144A)                                           3,362,507
       3,600,000        2.11   3M LIBOR+    Nordea Bank AB, Floating Rate Note,
                               84bps        9/17/18 (144A)                                           3,624,548
       4,515,000        1.92   3M LIBOR+    Nordea Bank AB, Floating Rate Note,
                               62bps        9/30/19 (144A)                                           4,549,047
       2,500,000        1.42   3M LIBOR+    Royal Bank of Canada, Floating Rate
                               26bps        Note, 10/13/17                                           2,500,166
       3,115,000        1.70   3M LIBOR+    Royal Bank of Canada, Floating Rate
                               38bps        Note, 3/2/20                                             3,118,978
       2,500,000        1.65   3M LIBOR+    Royal Bank of Canada, Floating Rate
                               48bps        Note, 7/29/19                                            2,511,578
       1,325,000        1.71   3M LIBOR+    Royal Bank of Canada, Floating Rate
                               54bps        Note, 7/30/18                                            1,329,701
       3,500,000        1.56   3M LIBOR+    Royal Bank of Canada, Floating Rate
                               24bps        Note, 8/29/19                                            3,500,933
       6,005,000        1.81   3M LIBOR+    Skandinaviska Enskilda Banken AB,
                               57bps        Floating Rate Note, 9/13/19 (144A)                       6,036,523
       2,980,000        1.70   3M LIBOR+    Sumitomo Mitsui Banking Corp., Floating
                               54bps        Rate Note, 1/11/19                                       2,992,528
       2,975,000        1.74   3M LIBOR+    Sumitomo Mitsui Banking Corp., Floating
                               58bps        Rate Note, 1/16/18                                       2,979,046
       3,279,000        1.83   3M LIBOR+    Sumitomo Mitsui Banking Corp., Floating
                               67bps        Rate Note, 10/19/18                                      3,294,034
       3,115,000        1.73   3M LIBOR+    Sumitomo Mitsui Trust Bank, Ltd., Floating
                               51bps        Rate Note, 3/6/19 (144A)                                 3,122,142
       3,750,000        1.71   3M LIBOR+    Svenska Handelsbanken AB, Floating Rate
                               49bps        Note, 9/6/19                                             3,767,639
       5,700,000        1.68   3M LIBOR+    Svenska Handelsbanken AB, Floating Rate
                               36bps        Note, 9/8/20                                             5,710,317
       1,471,000                            The Bank of Nova Scotia, 1.45%, 4/25/18                  1,470,507
         761,000                            The Bank of Nova Scotia, 1.7%, 6/11/18                     761,621
       4,145,000        1.58   3M LIBOR+    The Toronto-Dominion Bank, Floating Rate
                               42bps        Note, 1/18/19                                            4,158,057
       3,860,000        1.69   3M LIBOR+    The Toronto-Dominion Bank, Floating Rate
                               54bps        Note, 7/23/18                                            3,874,511
       2,600,000        1.83   3M LIBOR+    The Toronto-Dominion Bank, Floating Rate
                               65bps        Note, 8/13/19                                            2,620,433
       3,650,000        1.56   3M LIBOR+    US Bancorp, Floating Rate Note, 4/25/19
                               40bps                                                                 3,664,096
       1,055,000        1.58   3M LIBOR+    US Bank NA Cincinnati Ohio, Floating Rate
                               41bps        Note, 4/26/19                                            1,059,510

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 69

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
       3,125,000        2.26   3M LIBOR+    Wells Fargo & Co., Floating Rate Note,
                               111bps       1/24/23                                             $    3,178,915
       3,795,000        1.99   3M LIBOR+    Wells Fargo & Co., Floating Rate Note,
                               68bps        1/30/20                                                  3,834,673
       6,675,000        1.78   3M LIBOR+    Wells Fargo & Co., Floating Rate Note,
                               63bps        4/23/18                                                  6,696,339
                                                                                                --------------
                                                                                                $  271,795,626
--------------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 2.6%
       3,065,000        1.87   3M LIBOR+    BB&T Corp., Floating Rate Note,
                               71.5bps      1/15/20                                             $    3,085,928
       2,000,000                            Branch Banking & Trust Co., 2.3%,
                                            10/15/18                                                 2,011,079
       3,000,000        1.61   3M LIBOR+    Branch Banking & Trust Co.,
                               45bps        Floating Rate Note, 1/15/20                              3,010,315
       1,520,000                            Capital One NA, 1.5%, 3/22/18                            1,519,039
       4,000,000        2.33   3M LIBOR+    Capital One NA, Floating Rate
                               115bps       Note, 8/17/18                                            4,030,055
       4,000,000        2.00   3M LIBOR+    Capital One NA, Floating Rate
                               76.5bps      Note, 9/13/19                                            4,026,298
       3,288,000                            Credit Suisse AG New York NY, 1.7%,
                                            4/27/18                                                  3,290,589
       4,215,000                            Credit Suisse AG New York NY, 1.75%,
                                            1/29/18                                                  4,218,302
       5,260,000                            Fifth Third Bancorp, 4.5%, 6/1/18                        5,356,644
         455,000        1.88   3M LIBOR+    Fifth Third Bank Cincinnati Ohio,
                               59bps        Floating Rate Note, 9/27/19                               457,128
       3,532,000                            KeyBank NA Cleveland Ohio, 1.65%,
                                            2/1/18                                                   3,533,148
       5,350,000        1.72   3M LIBOR+    KeyBank NA Cleveland Ohio,
                               52bps        Floating Rate Note, 6/1/18                               5,366,404
       5,165,000                            Manufacturers & Traders Trust Co.,
                                            1.45%, 3/7/18                                            5,164,068
       1,820,000                            PNC Bank NA, 1.5%, 2/23/18                               1,820,135
       2,730,000                            PNC Bank NA, 1.6%, 6/1/18                                2,731,651
       3,540,000                            PNC Bank NA, 1.85%, 7/20/18                              3,545,555
       7,630,000        1.62   3M LIBOR+    PNC Bank NA, Floating Rate
                               40bps        Note, 12/7/18                                            7,654,948
       4,300,000        1.62   3M LIBOR+    PNC Bank NA, Floating Rate
                               42bps        Note, 6/1/18                                             4,311,739
       2,032,000                            SunTrust Bank, 7.25%, 3/15/18                            2,081,648
       6,215,000        1.70   3M LIBOR+    SunTrust Bank, Floating Rate
                               53bps        Note, 1/31/20                                            6,251,835
       1,105,000                            UBS AG, 1.8%, 3/26/18                                    1,106,792
       4,500,000        2.03   3M LIBOR+    UBS AG, Floating Rate
                               70bps        Note, 3/26/18                                            4,513,104

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Regional Banks -- (continued)
       2,965,000        1.47   3M LIBOR+    US Bank NA Cincinnati Ohio,
                               32bps        Floating Rate Note, 1/24/20                         $    2,974,236
       5,125,000        1.47   3M LIBOR+    US Bank NA Cincinnati Ohio,
                               30bps        Floating Rate Note, 1/26/18                              5,128,463
       4,603,000        1.75   3M LIBOR+    US Bank NA Cincinnati Ohio,
                               58bps        Floating Rate Note, 1/29/18                              4,609,108
       6,485,000        1.89   3M LIBOR+    Wells Fargo Bank NA,
                               74bps        Floating Rate Note, 1/22/18                              6,498,535
       3,775,000        1.79   3M LIBOR+    Wells Fargo Bank NA,
                               60bps        Floating Rate Note, 5/24/19                              3,804,107
                                                                                                --------------
                                                                                                $  102,100,853
                                                                                                --------------
                                            Total Banks                                         $  373,896,479
--------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.8%
                                            Multi-Sector Holdings -- 0.2%
       3,600,000        1.58   3M LIBOR+    Berkshire Hathaway Finance Corp.,
                               26bps        Floating Rate Note, 8/15/19                         $    3,611,000
       3,315,000        1.46   3M LIBOR+    Berkshire Hathaway, Inc., Floating
                               15bps        Rate Note, 8/6/18                                        3,319,077
                                                                                                --------------
                                                                                                $    6,930,077
--------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       1,000,000                            MassMutual Global Funding II, 2.1%,
                                            8/2/18 (144A)                                       $    1,004,196
       3,705,000        1.54   3M LIBOR+    Metropolitan Life Global Funding I,
                               22bps        Floating Rate Note, 9/19/19 (144A)                       3,707,742
                                                                                                --------------
                                                                                                $    4,711,938
--------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 1.1%
       1,750,000        1.88   3M LIBOR+    American Express Credit Corp., Floating
                               57bps        Rate Note, 10/30/19                                 $    1,759,448
       3,115,000        1.75   3M LIBOR+    American Express Credit Corp., Floating
                               43bps        Rate Note, 3/3/20                                        3,122,121
       3,235,000        1.64   3M LIBOR+    American Express Credit Corp., Floating
                               33bps        Rate Note, 5/3/19                                        3,243,178
       4,258,000                            American Honda Finance Corp.,
                                            1.55%, 12/11/17                                          4,259,510
       1,810,000        1.46   3M LIBOR+    American Honda Finance Corp., Floating
                               15bps        Rate Note, 1/22/19                                       1,811,951
       2,570,000        1.54   3M LIBOR+    American Honda Finance Corp., Floating
                               31bps        Rate Note, 12/11/17                                      2,571,351
       2,000,000        1.65   3M LIBOR+    American Honda Finance Corp., Floating
                               34bps        Rate Note, 2/14/20                                       2,009,445
       2,187,000                            Caterpillar Financial Services Corp.,
                                            2.45%, 9/6/18                                            2,203,304

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 71

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- (continued)
       4,856,000        1.61   3M LIBOR+    Caterpillar Financial Services Corp.,
                               29bps        Floating Rate Note, 9/4/20                          $    4,863,925
       9,320,000        3.36   3M LIBOR+    General Motors Financial Co, Inc.,
                               206bps       Floating Rate Note, 1/15/19                              9,490,882
       4,154,000        2.66   3M LIBOR+    General Motors Financial Co, Inc.,
                               136bps       Floating Rate Note, 4/10/18                              4,175,869
       2,323,000        2.63   3M LIBOR+    General Motors Financial Co, Inc.,
                               145bps       Floating Rate Note, 5/9/19                               2,359,175
                                                                                                --------------
                                                                                                $   41,870,159
--------------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.6%
       3,190,000                            State Street Corp., 4.956%, 3/15/18                 $    3,234,806
       3,000,000        2.22   3M LIBOR+    State Street Corp., Floating Rate
                               90bps        Note, 8/18/20                                            3,061,063
       3,405,000                            The Bank of New York Mellon Corp.,
                                            1.35%, 3/6/18                                            3,403,896
       7,585,000                            The Bank of New York Mellon Corp.,
                                            1.6%, 5/22/18                                            7,591,328
       1,090,000        1.66   3M LIBOR+    The Bank of New York Mellon Corp.,
                               44bps        Floating Rate Note, 3/6/18                               1,092,158
       1,047,000        1.73   3M LIBOR+    The Bank of New York Mellon Corp.,
                               56bps        Floating Rate Note, 8/1/18                               1,051,761
       3,415,000                            The Charles Schwab Corp., 1.5%, 3/10/18                  3,416,130
                                                                                                --------------
                                                                                                $   22,851,142
--------------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.8%
       3,130,000        2.00   3M LIBOR+    Morgan Stanley, Floating Rate
                               85bps        Note, 1/24/19                                       $    3,151,483
       4,325,000        2.04   3M LIBOR+    Morgan Stanley, Floating Rate
                               74bps        Note, 1/5/18                                             4,331,434
       7,360,000        2.54   3M LIBOR+    Morgan Stanley, Floating Rate Note, 2/1/19
                               137.5bps                                                              7,464,812
       2,800,000        1.36   3M LIBOR+    Svensk Exportkredit AB, Floating Rate
                               18bps        Note, 11/10/17                                           2,800,718
       2,836,000                            The Charles Schwab Corp., 2.2%, 7/25/18                  2,849,742
       2,703,000        2.17   3M LIBOR+    The Goldman Sachs Group, Inc., Floating
                               102bps       Rate Note, 10/23/19                                      2,736,285
       3,325,000        2.42   3M LIBOR+    The Goldman Sachs Group, Inc., Floating
                               110bps       Rate Note, 11/15/18                                      3,355,826
       1,827,000        2.12   3M LIBOR+    The Goldman Sachs Group, Inc., Floating
                               80bps        Rate Note, 12/15/17                                      1,829,353
       3,470,000        2.51   3M LIBOR+    The Goldman Sachs Group, Inc., Floating
                               120bps       Rate Note, 4/30/18                                       3,490,479
                                                                                                --------------
                                                                                                $   32,010,132
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.0%+
         700,000        1.57   3M LIBOR+    Moody's Corp., Floating Rate
                               35bps        Note, 9/4/18                                        $      701,235
                                                                                                --------------
                                            Total Diversified Financials                        $  109,074,683
--------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 5.5%
                                            Life & Health Insurance -- 0.9%
       5,215,000        1.78   3M LIBOR+    AIG Global Funding, Floating Rate
                               48bps        Note, 7/2/20 (144A)                                 $    5,223,180
       2,065,000                            Jackson National Life Global Funding,
                                            4.7%, 6/1/18 (144A)                                      2,104,946
       5,159,000        1.88   3M LIBOR+    Jackson National Life Global Funding,
                               58bps        Floating Rate Note, 10/13/17 (144A)                      5,159,548
       2,940,000        1.70   3M LIBOR+    Metropolitan Life Global Funding I,
                               43bps        Floating Rate Note, 12/19/18 (144A)                      2,954,134
         700,000        1.79   3M LIBOR+    Pricoa Global Funding I, Floating Rate
                               50bps        Note, 6/27/18 (144A)                                       702,187
       7,370,000        1.70   3M LIBOR+    Principal Life Global Funding II, Floating
                               50bps        Rate Note, 12/1/17 (144A)                                7,375,411
       2,481,000        1.47   3M LIBOR+    Principal Life Global Funding II, Floating
                               30bps        Rate Note, 5/21/18 (144A)                                2,484,733
       3,457,000        1.87   3M LIBOR+    Protective Life Global Funding, Floating
                               55bps        Rate Note, 6/8/18 (144A)                                 3,468,072
       5,450,000        2.10   3M LIBOR+    Prudential Financial, Inc., Floating Rate
                               78bps        Note, 8/15/18                                            5,481,792
                                                                                                --------------
                                                                                                $   34,954,003
--------------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.7%
       5,688,000                            American International Group, Inc.,
                                            5.85%, 1/16/18                                      $    5,752,879
       5,090,000        1.64   3M LIBOR+    Metropolitan Life Global Funding I,
                               40bps        Floating Rate Note, 6/12/20 (144A)                       5,113,735
       1,695,000                            New York Life Global Funding, 1.3%,
                                            10/30/17 (144A)                                          1,695,028
       3,143,000                            New York Life Global Funding, 1.45%,
                                            12/15/17 (144A)                                          3,142,544
       4,204,000        1.70   3M LIBOR+    New York Life Global Funding, Floating
                               39bps        Rate Note, 10/24/19 (144A)                               4,226,117
       8,050,000        1.53   3M LIBOR+    New York Life Global Funding, Floating
                               28bps        Rate Note, 12/15/17 (144A)                               8,054,155
       1,250,000        1.48   3M LIBOR+    New York Life Global Funding, Floating
                               18bps        Rate Note, 7/6/18 (144A)                                 1,251,274
                                                                                                --------------
                                                                                                $   29,235,732
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 73

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 3.9%
       1,500,000                            Ailsa Segregated Account (Artex SAC Ltd.),
                                            Variable Rate Notes, 6/15/18 (d)(e)(f)              $    1,448,850
       2,500,000        5.90   T-BILL 3MO+  Alamo Re, Ltd., Floating Rate Note,
                               481bps       6/7/18 (Cat Bond) (144A)                                 2,511,750
       2,000,000        0.50   T-BILL 3MO+  Alamo Re, Ltd., Floating Rate Note,
                               375bps       6/8/20 (Cat Bond) (144A)                                 2,016,400
       1,500,000                            Aozora Re Ltd 2017-A, Floating Rate
                                            Note, 4/7/21 (Cat Bond) (144A)                           1,505,850
         500,000        3.49   6M LIBOR+    Aozora Re, Ltd., Floating Rate Note,
                               200bps       4/7/23 (Cat Bond) (144A)                                   505,250
         500,000                            Arlington Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            8/31/16 (d)(e)(f)                                           24,300
         750,000                            Arlington Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            8/31/17 (d)(e)(f)                                           97,875
       1,500,000        4.49   3M LIBOR+    Atlas IX Capital DAC, Floating Rate Note,
                               325bps       1/17/19 (Cat Bond) (144A)                                1,521,000
       1,250,000                            Berwick 2016-1 Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            2/1/18 (d)(e)(f)                                            59,375
       1,250,000                            Berwick Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 2/1/19 (d)(e)(f)             1,192,125
       2,650,000        4.86   6M LIBOR+    Bonanza Re, Ltd., Floating Rate Note,
                               375bps       12/31/19 (Cat Bond) (144A)                               2,474,305
         750,000        4.47   6M LIBOR+    Bosphorus, Ltd., Floating Rate Note,
                               325bps       8/17/18 (Cat Bond) (144A)                                  754,950
       2,250,000        5.85   T-BILL 3MO+  Caelus Re IV, Ltd., Floating Rate Note,
                               549bps       3/6/20 (Cat Bond) (144A)                                 2,344,050
       1,000,000        4.00   T-BILL 3MO+  Caelus Re V, Ltd., Floating Rate Note,
                               325bps       6/5/20 (Cat Bond) (144A)                                 1,006,600
       1,250,000        5.46   T-BILL 3MO+  Caelus Re V, Ltd., Floating Rate Note,
                               450bps       6/5/20 (Cat Bond) (144A)                                 1,277,625
         750,000                            Carnoustie 2016-N,Segregated Account
                                            (Artex SAC Ltd.), Variable Rate Notes,
                                            11/30/20 (d)(e)(f)                                          81,150
       2,000,000                            Carnoustie Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            11/30/21 (d)(e)(f)                                       1,670,800
       2,500,000        4.74                Casablanca Re, Variable Rate Notes,
                                            6/4/20 (Cat Bond)                                        2,494,250
       2,500,000        3.05   6M LIBOR+    Cranberry Re, Ltd., Floating Rate Note,
                               200bps       7/13/20 (Cat Bond) (144A)                                2,511,250
       1,000,000        3.80   T-BILL 3MO+  Cranberry Re, Ltd., Floating Rate Note,
                               390bps       7/6/18 (Cat Bond) (144A)                                 1,024,300
       1,000,000                            Cypress Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes,
                                            1/10/18 (d)(e)(f)                                          862,100

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       2,500,000                            Denning Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            7/13/18 (d)(e)(f)                                   $    2,476,000
       2,000,000        3.69   T-BILL 3MO+  East Lane Re VI, Ltd., Floating Rate Note,
                               265bps       3/14/18 (Cat Bond) (144A)                                2,009,000
       1,274,130                            Eden Re II, Ltd., Variable Rate Notes,
                                            3/22/21 (d)(e)(f)                                        1,267,759
       1,750,000                            Eden Re II, Ltd., Variable Rate Notes,
                                            3/22/21 (d)(e)(f)                                        1,741,250
           1,131                            Eden Re II, Variable Rate Notes,
                                            4/23/19 (d)(e)(f)                                           90,664
         500,000        4.80   6M LIBOR+    Fortius Re II, Ltd., Floating Rate Note,
                               375bps       7/7/21 (Cat Bond) (144A)                                   501,900
       2,900,000        5.48   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               450bps       1/8/20 (Cat Bond) (144A)                                 2,907,830
       1,500,000        7.38   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               625bps       1/8/20 (Cat Bond) (144A)                                 1,404,750
       2,500,000        6.38   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               525bps       1/8/20 (Cat Bond) (144A)                                 2,427,000
       1,250,000        5.65   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               450bps       1/8/21 (Cat Bond) (144A)                                 1,251,375
       1,250,000        7.40   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               625bps       1/8/21 (Cat Bond) (144A)                                 1,144,500
       2,000,000        6.40   6M LIBOR+    Galilei Re, Ltd., Floating Rate Note,
                               525bps       1/8/21 (Cat Bond) (144A)                                 1,917,200
         175,000        1.54   T-BILL 3MO+  Gator Re, Ltd., Floating Rate Note,
                               50bps        1/9/20 (Cat Bond) (144A)                                         2
       1,300,000                            Gleneagles Segregated Account (Artex
                                            SAC Ltd), Variable Rate Notes,
                                            11/30/20 (d)(e)(f)                                         152,360
       2,650,000        3.31   T-BILL 3MO+  Golden State Re II, Ltd., Floating Rate
                               220bps       Note, 1/8/19 (Cat Bond) (144A)                           2,647,880
       2,600,000                            Gullane Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Note
                                            11/30/20 (d)(e)(f)                                          56,680
       3,000,000                            Gullane Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes,
                                            11/30/21 (d)(e)(f)                                       2,940,600
         500,000        5.05   6M LIBOR+    Integrity Re, Ltd., Floating Rate Note,
                               400bps       6/10/20 (Cat Bond) (144A)                                  478,050
       2,500,000        4.30   6M LIBOR+    Integrity Re, Ltd., Floating Rate Note,
                               325bps       6/10/20 (Cat Bond) (144A)                                2,488,500
         400,000        6.97   1M LIBOR+    International Bank for Reconstruction &
                               590bps       Development, Floating Rate Note,
                                            12/20/19 (Cat Bond) (144A)                                 399,988
       1,250,000        7.86                International Bank for Reconstruction &
                                            Development, Floating Rate Note,
                                            7/15/20 (Cat Bond) (144A)                                1,249,588

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 75

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       1,000,000        5.57   1M LIBOR+    International Bank for Reconstruction &
                               450bps       Development, Floating Rate Note,
                                            8/11/20 (Cat Bond) (144A)                           $       30,900
       3,000,000        7.15   6M LIBOR+    Kilimanjaro II Re, Ltd., Floating Rate
                               600bps       Note, 4/20/21 (Cat Bond) (144A)                          2,851,200
       1,700,000        8.67   6M LIBOR+    Kilimanjaro II Re, Ltd., Floating Rate
                               750bps       Note, 4/21/22 (Cat Bond) (144A)                          1,476,110
       2,350,000        4.76   T-BILL 3MO+  Kilimanjaro Re, Ltd., Floating Rate
                               375bps       Note, 11/25/19 (Cat Bond) (144A)                         2,376,790
       2,500,000        7.25   T-BILL 3MO+  Kilimanjaro Re, Ltd., Floating Rate Note,
                               675bps       12/6/19 (Cat Bond) (144A)                                2,521,500
       2,000,000        9.95   T-BILL 3MO+  Kilimanjaro Re, Ltd., Floating Rate Note,
                               925bps       12/6/19 (Cat Bond) (144A)                                1,947,000
       3,300,000        5.76   T-BILL 3MO+  Kilimanjaro Re, Ltd., Floating Rate Note,
                               475bps       4/30/18 (Cat Bond) (144A)                                3,291,750
       1,000,000        5.51   T-BILL 3MO+  Kilimanjaro Re, Ltd., Floating Rate Note,
                               450bps       4/30/18 (Cat Bond) (144A)                                  910,700
       1,500,000                            Kingsbarn Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes, 5/15/18 (d)(e)(f)            1,463,400
       1,800,000        3.25   T-BILL 3MO+  Kizuna Re II, Ltd., Floating Rate Note,
                               225bps       4/6/18 (Cat Bond) (144A)                                 1,797,300
       1,600,000                            Lahinch Re, Variable Rate Notes,
                                            5/10/22 (d)(e)(f)                                        1,584,960
         500,000                            Limestone Re, Ltd., Variable Rate Notes,
                                            8/31/21 (Cat Bond) (f)                                     443,550
         850,000                            Limestone Re, Ltd., Variable Rate Notes,
                                            8/31/21 (Cat Bond) (f)                                     754,035
       4,000,000        4.05   ZERO+        Long Point Re III, Ltd., Floating Rate Note,
                               350bps       5/23/18 (Cat Bond) (144A)                                4,010,400
       2,500,000                            Lorenz Re, Ltd., Variable Rate Notes,
                                            3/31/19 (d)(e)(f)                                          140,000
       2,500,000                            Lorenz Re, Variable Rate Notes,
                                            3/31/20 (d)(e)(f)                                        2,355,500
       2,000,000                            Madison Re, Variable Rate Notes,
                                            12/31/19 (d)(e)(f)                                       1,645,800
       2,500,000                            Madison Re, Variable Rate Notes,
                                            3/31/19 (d)(e)(f)                                          158,750
       2,600,000        4.81   T-BILL 3MO+  MetroCat Re, Ltd., Floating Rate Note,
                               370bps       5/8/20 (Cat Bond) (144A)                                 2,628,600
       2,500,000        3.25   6M LIBOR+    Nakama Re, Ltd., Floating Rate Note,
                               220bps       10/13/21 (Cat Bond) (144A)                               2,541,000
       1,000,000         N/A   T-BILL 3MO+  Northshore Re II, Ltd., Floating Rate
                               725bps       Note, 7/6/20 (Cat Bond) (144A)                           1,004,700
         500,000                            Oakmont Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes,
                                            4/13/18 (d)(e)(f)                                          360,000

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       2,000,000                            Pangaea 2017 Re, Variable Rate Notes,
                                            11/30/21 (d)(e)(f)                                  $    1,911,600
       1,500,000                            Pangaea 2017 Re, Variable Rate Notes,
                                            5/31/22 (d)(e)(f)                                        1,365,600
       2,500,000                            Pangaea Re, Series 2015-1, Principal at
                                            Risk Notes, 2/1/19 (d)(e)(f)                                11,250
       2,800,000                            Pangaea Re, Series 2015-2, Principal at
                                            Risk Notes, 11/30/19 (d)(e)(f)                              29,120
       1,500,000                            Pangaea Re, Series 2016-2, Principal at
                                            Risk Notes, 11/30/20 (d)(e)(f)                              98,700
       2,500,000                            Pangaea Re., Variable Rate Notes,
                                            2/1/20 (d)(e)(f)                                           165,250
       3,500,000        5.15   T-BILL 3MO+  PennUnion Re, Ltd., Floating Rate Note,
                               450bps       12/7/18 (Cat Bond) (144A)                                3,505,600
       3,000,000                            Pinehurst Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes,
                                            1/16/18 (d)(e)(f)                                        2,956,800
         800,000                            Portrush Segregated Account (Artex SAC
                                            Ltd.), Variable Rate Notes,
                                            6/15/18 (d)(e)(f)                                          601,280
       1,500,000        6.73   T-BILL 3MO+  Queen Street X Re, Ltd., Floating Rate
                               575bps       Note, 6/8/18 (Cat Bond) (144A)                           1,507,800
       1,750,000        7.13   T-BILL 3MO+  Queen Street XI Re Dac, Floating Rate
                               615bps       Note, 6/7/19 (Cat Bond) (144A)                           1,770,475
         750,000        4.59   T-BILL 3MO+  Residential Reinsurance 2014, Ltd.,
                               356bps       Floating Rate Note, 6/6/18 (Cat
                                            Bond) (144A)                                               753,525
       1,000,000        7.98   T-BILL 3MO+  Residential Reinsurance 2015, Ltd.,
                               695bps       Floating Rate Note, 12/6/19 (Cat
                                            Bond) (144A)                                             1,020,000
       2,000,000        4.96   T-BILL 3MO+  Residential Reinsurance 2016, Ltd.,
                               393bps       Floating Rate Note, 12/6/23 (Cat
                                            Bond) (144A)                                             1,981,400
         250,000        0.00                Residential Reinsurance 2016, Ltd.,
                                            Variable Rate Notes, 12/6/20 (Cat
                                            Bond) (144A)                                               241,725
       2,100,000        4.03   T-BILL 3MO+  Residential Reinsurance 2017, Ltd.,
                               300bps       Floating Rate Note, 6/6/21 (Cat
                                            Bond) (144A)                                             2,086,560
       2,500,000        0.00                Resilience Re, Ltd., Variable Rate Notes,
                                            1/12/18 (d)(e)(f)                                        2,363,250
       1,500,000        4.50                Resilience Re, Ltd., Variable Rate Notes,
                                            1/9/19 (d)(e)(f)                                         1,500,000
       2,500,000        3.30                Resilience Re, Ltd., Variable Rate Notes,
                                            1/9/19 (d)(e)(f)                                         2,500,000
       2,000,000        0.00                Resilience Re, Ltd., Variable Rate Notes,
                                            4/7/18 (d)(e)(f)                                         1,766,200

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 77

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       1,500,000        0.00                Resilience Re, Ltd., Variable Rate Notes,
                                            6/4/18 (d)(e)(f)                                    $    1,461,750
       2,500,000        0.00                Resilience Re, Ltd., Variable Rate Notes,
                                            9/30/17 (d)(e)(f)                                           53,750
       3,000,000        4.01  QTRLY T-BILL+ Sanders Re, Ltd., Floating Rate Note,
                              296bps        5/25/18 (Cat Bond) (144A)                                3,029,100
           2,369                            Sector Re V, Ltd., Variable Rate Notes,
                                            12/1/20 (144A) (d)(e)(f)                                    14,588
         500,000                            Sector Re V, Ltd., Variable Rate Notes,
                                            12/1/21 (144A) (d)(e)(f)                                   403,150
           2,018                            Sector Re V, Ltd., Variable Rate Notes,
                                            3/1/21 (d)(e)(f)                                           102,848
       1,250,000                            Sector Re V, Ltd., Variable Rate Notes,
                                            3/1/22 (144A) (d)(e)(f)                                    901,000
       2,500,000                            Shinnecock Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            6/15/18 (d)(e)(f)                                        2,150,000
       1,000,000                            Silverton Re, Ltd., Variable Rate Notes,
                                            9/18/18 (144A) (d)(e)(f)                                    28,000
       1,000,000                            Silverton Re, Ltd., Variable Rate Notes,
                                            9/18/19 (144A) (d)(e)(f)                                   910,600
       2,500,000        3.03                Skyline Re, Ltd., Floating Rate Note,
                                            1/6/20 (Cat Bond) (144A)                                 2,482,500
       1,250,000                            St Andrews Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            2/1/19 (d)(e)(f)                                         1,212,625
       1,737,984                            St. Andrews Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            6/1/19 (d)(e)(f)                                         1,594,774
       1,250,000                            St. Andrews Segregated Account (Artex
                                            SAC Ltd.), Variance Rate Notes,
                                            2/1/18 (d)(e)(f)                                           175,750
       1,000,000                            Sunningdale Segregated Account (Artex
                                            SAC Ltd.), Variable Rate Notes,
                                            1/16/18 (d)(e)(f)                                          972,100
         750,000        6.01   ZERO+        Tradewynd Re, Ltd., Floating Rate Note,
                               540bps       1/8/18 (Cat Bond) (144A)                                   737,625
         250,000        8.58   T-BILL 3MO+  Tramline Re II, Ltd., Floating Rate Note,
                               825bps       1/4/19 (Cat Bond) (144A)                                   247,300
       1,800,000        4.68   ZERO+        Ursa Re, Ltd., Floating Rate Note,
                               400bps       12/10/19 (Cat Bond) (144A)                               1,808,640
       2,000,000        3.50   ZERO+        Ursa Re, Ltd., Floating Rate Note,
                               350bps       5/27/20 (Cat Bond) (144A)                                2,001,200
       2,700,000                            Versutus 2016, Class A-1, Variable Rate
                                            Notes, 11/30/20 (d)(e)(f)                                  115,020
       2,600,000                            Versutus 2017 Class A, Variable Rate
                                            Notes, 11/30/21 (d)(e)(f)                                2,574,520

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       3,800,000        2.01   T-BILL 3MO+  Vitality Re V, Ltd., Floating Rate Note,
                               175bps       1/7/19 (Cat Bond) (144A)                            $    3,796,200
       2,000,000        2.47   T-BILL 3MO+  Vitality Re VII, Ltd., Floating Rate Note,
                               215bps       1/7/20 (Cat Bond) (144A)                                 2,015,600
       1,000,000        3.15   T-BILL 3MO+  Vitality Re VII, Ltd., Floating Rate Note,
                               265bps       1/7/20 (Cat Bond) (144A)                                 1,015,100
                                                                                                --------------
                                                                                                $  151,170,851
                                                                                                --------------
                                            Total Insurance                                     $  215,360,586
--------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.1%
                                            Residential REIT -- 0.1%
       5,685,000                            UDR, Inc., 4.25%, 6/1/18                            $    5,774,040
                                                                                                --------------
                                            Total Real Estate                                   $    5,774,040
--------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.1%
                                            Data Processing & Outsourced Services -- 0.0%+
       1,245,000                            Visa, Inc., 1.2%, 12/14/17                          $    1,245,429
--------------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.1%
       2,910,000                            Oracle Corp., 1.2%, 10/15/17                        $    2,909,651
                                                                                                --------------
                                            Total Software & Services                           $    4,155,080
--------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                            Computer Hardware Storage & Peripherals -- 0.1%
       2,650,000        2.13   3M LIBOR+    Apple, Inc., Floating Rate Note, 2/22/19
                               82bps                                                            $    2,678,863
                                                                                                --------------
                                            Total Technology Hardware &
                                            Equipment                                           $    2,678,863
--------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 0.1%
                                            Semiconductors -- 0.1%
       1,845,000                            Altera Corp., 2.5%, 11/15/18                        $    1,863,822
       3,335,000        1.68   3M LIBOR+    QUALCOMM, Inc., Floating Rate Note,
                               36bps        5/20/19                                                  3,347,819
                                                                                                --------------
                                                                                                $    5,211,641
                                                                                                --------------
                                            Total Semiconductors & Semiconductor
                                            Equipment                                           $    5,211,641
--------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.3%
                                            Integrated Telecommunication Services -- 0.3%
       2,560,000                            AT&T, Inc., 1.4%, 12/1/17                           $    2,559,642
       2,550,000        2.11   3M LIBOR+    AT&T, Inc., Floating Rate Note, 11/27/18
                               91bps                                                                 2,570,273
       2,400,000        1.90   3M LIBOR+    AT&T, Inc., Floating Rate Note, 3/11/19
                               67bps                                                                 2,411,816

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 79

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication Services -- (continued)
       2,990,000        1.74   3M LIBOR+    Deutsche Telekom International Finance
                               58bps        BV, Floating Rate Note, 1/17/20 (144A)              $    2,999,379
                                                                                                --------------
                                                                                                  $ 10,541,110
                                                                                                --------------
                                            Total Telecommunication Services                    $   10,541,110
--------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 1.5%
                                            Electric Utilities -- 1.1%
       2,655,000                            American Electric Power Co., Inc.,
                                            1.65%, 12/15/17                                     $    2,655,145
       1,631,000                            Commonwealth Edison Co., 5.8%, 3/15/18                   1,661,863
       1,147,000                            Duke Energy Corp., 2.1%, 6/15/18                         1,150,383
       7,095,000        1.37   3M LIBOR+    Duke Energy Progress LLC, Floating Rate
                               20bps        Note, 11/20/17                                           7,097,263
       4,967,000        1.50   3M LIBOR+    Duke Energy Progress LLC, Floating Rate
                               18bps        Note, 9/8/20                                             4,969,901
       4,163,000                            Eversource Energy, 1.45%, 5/1/18                         4,161,509
       3,795,000                            NextEra Energy Capital Holdings, Inc.,
                                            1.649%, 9/1/18                                           3,793,344
       2,335,000                            Ohio Power Co., 6.05%, 5/1/18                            2,393,793
       6,145,000                            PECO Energy Co., 5.35%, 3/1/18                           6,241,077
       9,201,000                            PPL Capital Funding, Inc., 1.9%, 6/1/18                  9,205,317
         600,000                            Southwestern Electric Power Co.,
                                            5.875%, 3/1/18                                             610,333
                                                                                                --------------
                                                                                                $   43,939,928
--------------------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.1%
       3,754,000                            Kinder Morgan Finance Co LLC, 6.0%,
                                            1/15/18 (144A)                                      $    3,795,729
       1,501,000                            Panhandle Eastern Pipe Line Co LP,
                                            7.0%, 6/15/18                                            1,552,166
                                                                                                --------------
                                                                                                $    5,347,895
--------------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.3%
       1,750,000                            Dominion Energy, Inc., 1.6%, 8/15/19                $    1,738,726
       2,500,000                            Dominion Energy, Inc., 1.875%, 1/15/19                   2,496,837
       5,643,000                            Dominion Energy, Inc., 1.9%, 6/15/18                     5,652,182
                                                                                                --------------
                                                                                                $    9,887,745
                                                                                                --------------
                                            Total Utilities                                     $   59,175,568
--------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $1,076,417,432)                               $1,074,238,071
--------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- 9.4%
      10,000,000                            Fannie Mae Discount Notes 10/2/17 (c)               $   10,000,000
          14,276        3.33   US0012M+     Fannie Mae, Floating Rate Note, 1/1/48
                               168bps                                                                   15,072

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS -- (continued)
           8,408        2.99   H15T1Y+      Fannie Mae, Floating Rate Note, 10/1/32
                               219.1bps                                                         $        8,599
           2,975        2.69   H15T1Y+      Fannie Mae, Floating Rate Note, 11/1/23
                               200.2bps                                                                  3,075
          21,103        2.92   H15T1Y+      Fannie Mae, Floating Rate Note, 2/1/34
                               217bps                                                                   21,247
          12,867        3.30   H15T1Y+      Fannie Mae, Floating Rate Note, 9/1/32
                               211.3bps                                                                 13,477
       2,645,000        1.29   USBMMY3M+    Federal Farm Credit Banks, Floating Rate
                               23bps        Note, 10/17/17                                           2,645,322
           3,149        3.18   H15T1Y+      Federal Home Loan Mortgage Corp.,
                               229.2bps     Floating Rate Note, 10/1/23                                  3,227
          12,864        3.50                Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 11/1/33                                 13,366
           5,202        3.12   H15T3Y+      Federal Home Loan Mortgage Corp.,
                               212.1bps     Floating Rate Note, 6/1/35                                   5,204
           5,690        2.38   H15T1Y+      Government National Mortgage
                               150bps       Association II, Floating Rate
                                            Note, 1/20/22                                                5,814
      45,275,000        1.32   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               27.2bps      1/31/18                                                 45,317,216
      46,790,000        1.19   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               14bps        1/31/19                                                 46,865,069
      45,510,000        1.22   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               17bps        10/31/18                                                45,581,520
      45,075,000        1.24   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               19bps        4/30/18                                                 45,126,445
      47,285,000        1.12   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               7bps         4/30/19                                                 47,312,059
      45,595,000        1.22   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               17.4bps      7/31/18                                                 45,662,960
      28,890,000        1.11   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               6bps         7/31/19                                                 28,891,270
      47,480,000        1.22   USBMMY3M+    U.S. Treasury Note, Floating Rate Note,
                               16.8bps      10/31/17                                                47,486,356
       2,550,000                            U.S. Treasury Notes, 0.625%, 11/30/17                    2,548,041
                                                                                                --------------
                                                                                                $  367,525,339
--------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $367,403,477)                                 $  367,525,339
--------------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BOND -- 0.0%+
                                            Municipal Student Loan -- 0.0%+
         475,210        2.06   3M LIBOR+    Louisiana Public Facilities Authority,
                               74bps        Floating Rate Note, 4/26/27                         $      474,811
--------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BOND
                                            (Cost $477,125)                                     $      474,811
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 81

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 4.7%**
                                            ENERGY -- 0.0%+
                                            Oil & Gas Storage & Transportation -- 0.0%+
       1,000,000        3.98   LIBOR+       Energy Transfer Equity LP, Loan,
                               275bps       2/2/24                                              $    1,005,536
         897,278        6.59   LIBOR+       Gulf Finance LLC, Tranche B Term Loan,
                               525bps       8/17/23                                                    848,489
                                                                                                --------------
                                                                                                $    1,854,025
                                                                                                --------------
                                            Total Energy                                        $    1,854,025
--------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.2%
                                            Diversified Chemicals -- 0.1%
         916,716        4.12   LIBOR+       Tata Chemicals North America, Inc., Term
                               275bps       Loan, 8/7/20                                        $      923,018
         315,814        3.74   LIBOR+       The Chemours Co., Tranche B-1 US Term
                               250bps       Loan, 5/12/22                                              317,985
         385,465        0.00   LIBOR+       Tronox Blocked Borrower LLC, Blocked
                               300bps       Dollar Term Loan (First Lien), 9/14/24                     387,362
         889,535        0.00   LIBOR+       Tronox Finance LLC, Initial Dollar Term
                               300bps       Loan (First Lien), 9/14/24                                 893,913
                                                                                                --------------
                                                                                                $    2,522,278
--------------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
         794,875        3.33   LIBOR+       Axalta Coating Systems US Holdings, Inc.,
                               200bps       Term B-2 Dollar Loan, 6/30/24                       $      799,801
         245,627        3.23   LIBOR+       PolyOne Corp., Term B-3 Loan, 11/12/22
                               200bps                                                                  247,315
         406,021        4.56   LIBOR+       PQ Corp., Second Amendment Tranche B-1
                               325bps       Term Loan, 11/4/22                                         410,299
         473,757        3.31   LIBOR+       WR Grace & Co-Conn, U.S. Term Loan,
                               200bps       1/23/21                                                    475,885
                                                                                                --------------
                                                                                                $    1,933,300
--------------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.0%+
         349,125        5.08   LIBOR+       Unifrax I LLC, Term Loan (First Lien),
                               375bps       3/30/24                                             $      352,289
--------------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.0%+
         495,000        4.50   LIBOR+       Global Brass And Copper Inc., Initial Term
                               325bps       Loan, 6/30/23                                       $      499,331
--------------------------------------------------------------------------------------------------------------
                                            Steel -- 0.0%+
         493,769        4.07   LIBOR+       Zekelman Industries, Inc., Term Loan,
                               275bps       6/8/21                                              $      496,238
                                                                                                --------------
                                            Total Materials                                     $    5,803,436
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.4%
                                            Aerospace & Defense -- 0.2%
       2,500,000        0.00   LIBOR+       MacDonald, Dettwiler and Associates,
                               275bps       Ltd., Term Loan B, 7/5/24                           $    2,504,240
       1,407,550        3.98   LIBOR+       DigitalGlobe, Inc., Term Loan,
                               275bps       12/22/23                                                 1,408,723
         694,750        3.25   LIBOR+       Leidos Innovations Corp., B Term Loan,
                               200bps       6/9/23                                                     698,050
       1,208,150        6.08   LIBOR+       The SI Organization, Inc., Term Loan (First
                               475bps       Lien), 11/19/19                                          1,226,461
         748,106        4.27   LIBOR+       TransDigm, Inc., Tranche F Term Loan,
                               300bps       6/9/23                                                     750,911
       1,254,448        4.26   LIBOR+       TransDigm, Inc., Tranche G Term Loan,
                               300bps       8/16/24                                                  1,258,108
                                                                                                --------------
                                                                                                $    7,846,493
--------------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.1%
         950,525        4.02   LIBOR+       Armstrong World Industries, Inc., Term
                               275bps       Loan B, 2/23/23                                     $      955,872
         687,750        3.99   LIBOR+       Beacon Roofing Supply, Inc., Initial Term
                               275bps       Loan, 9/25/22                                              691,117
         612,187        3.98   LIBOR+       Quikrete Holdings, Inc., Initial Loan (First
                               275bps       Lien), 11/3/23                                             612,187
                                                                                                --------------
                                                                                                $    2,259,176
--------------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.1%
       1,290,266        3.74   LIBOR+       Dell International LLC, New Term B Loan,
                               250bps       9/7/23                                              $    1,295,967
         472,625        4.00   LIBOR+       Diebold Nixdorf, Inc., New Dollar Term B
                               275bps       Loan, 11/6/23                                              473,609
       1,536,873        3.74   LIBOR+       Southwire Co., Term Loan, 1/31/21
                               250bps                                                                1,545,198
         660,104        6.82   LIBOR+       WireCo WorldGroup, Inc., Initial Term Loan
                               550bps       (First Lien), 7/22/23                                      668,025
                                                                                                --------------
                                                                                                $    3,982,799
--------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.0%+
         222,542        4.79   LIBOR+       AVSC Holding Corp., New Term Loan (First
                               350bps       Lien), 4/25/24                                      $      222,542
         449,597        4.24   LIBOR+       Milacron LLC, Term B Loan, 9/25/23
                               300bps                                                                  452,313
                                                                                                --------------
                                                                                                $      674,855
--------------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.0%+
         199,000        4.08   LIBOR+       Clark Equipment Co., Tranche B Term
                               275bps       Loan, 5/11/24                                       $      200,389
         301,078        3.58   LIBOR+       Terex Corp., Incremental U.S. Term Loan,
                               225bps       1/31/24                                                    301,580
                                                                                                --------------
                                                                                                $      501,969
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 83

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.0%+
         195,089        4.08   LIBOR+       Gardner Denver, Inc., Tranche B-1 Dollar
                               275bps       Term Loan, 7/30/24                                  $      195,466
       1,732,008        5.48   LIBOR+       NN, Inc., Tranche B Term Loan,
                               425bps       10/19/22                                                 1,735,255
                                                                                                --------------
                                                                                                $    1,930,721
--------------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.0%+
         181,687        4.34   LIBOR+       WESCO Distribution, Inc., Tranche B-1
                               250bps       Loan, 12/12/19                                      $      182,482
                                                                                                --------------
                                            Total Capital Goods                                 $   17,378,495
--------------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Commercial Printing -- 0.1%
       2,000,000        0.00   LIBOR+       Multi-Color Corp., Term Loan B,
                               225bps       9/20/24                                             $    2,010,000
--------------------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- 0.0%+
         498,750        3.24   LIBOR+       Clean Harbors, Inc., Initial Term Loan,
                               200bps       6/28/24                                             $      500,828
          75,426        0.00   LIBOR+       Wrangler Buyer Corp., 9/20/24
                               300bps                                                                   75,850
                                                                                                --------------
                                                                                                $      576,678
--------------------------------------------------------------------------------------------------------------
                                            Office Services & Supplies -- 0.0%+
         459,199        3.74   LIBOR+       West Corp., Refinanced Term B-12
                               250bps       Loan, 6/17/23                                       $      459,486
--------------------------------------------------------------------------------------------------------------
                                            Diversified Support Services -- 0.1%
       2,000,000        0.00   LIBOR+       Aristocrat International Pty, Ltd.,
                               200bps       Term B-2 Loan, 9/19/24                              $    2,006,500
       1,196,382        3.88   LIBOR+       KAR Auction Services, Inc., Tranche B-5
                               250bps       Term Loan, 3/9/23                                        1,204,420
         137,741        4.31   LIBOR+       TMS International Corp., Term B-1
                               300bps       Loan, 8/9/24                                               138,170
                                                                                                --------------
                                                                                                $    3,349,090
--------------------------------------------------------------------------------------------------------------
                                            Security & Alarm Services -- 0.0%+
       1,281,483        5.32   LIBOR+       Garda World Security Corp., Term B
                               400bps       Loan, 5/3/24                                        $    1,294,699
--------------------------------------------------------------------------------------------------------------
                                            Human Resource & Employment Services -- 0.0%+
         969,573        3.24   LIBOR+       On Assignment, Inc., Tranche B-3 Term
                               200bps       Loan, 6/5/22                                        $      975,633
                                                                                                --------------
                                            Total Commercial Services & Supplies                $    8,665,586
--------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Airlines -- 0.1%
         490,000        3.24   LIBOR+       American Airlines, Inc., 2017
                               200bps       Replacement Term Loan (New),
                                            10/10/21                                            $      490,511

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Airlines -- (continued)
       2,449,004        3.24   LIBOR+       American Airlines, Inc., 2017
                               200bps       Replacement Term Loan, 6/27/20                      $    2,453,596
         294,750        3.74   LIBOR+       Delta Air Lines Inc., Term Loan (First
                               250bps       Lien), 8/24/22                                             297,328
         714,375        3.74   LIBOR+       Delta Air Lines, Inc., 2014 Term B-1
                               250bps       Loan, 10/18/18                                             719,063
         239,422        3.56   LIBOR+       United Airlines Inc., Class B Term
                               225bps       Loan, 4/1/24                                               240,589
                                                                                                --------------
                                                                                                $    4,201,087
                                                                                                --------------
                                            Total Transportation                                $    4,201,087
--------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.2%
                                            Auto Parts & Equipment -- 0.1%
         428,653        3.24   LIBOR+       Allison Transmission, Inc., Term B-3
                               200bps       Loan, 8/23/19                                       $      430,919
       1,140,563        3.49   LIBOR+       American Axle & Manufacturing, Inc.,
                               225bps       Tranche B Term Loan, 3/9/24                              1,140,444
         957,650        5.74   LIBOR+       BBB Industries US, Initial Term Loan,
                               450bps       10/15/21                                                   969,620
         750,000        0.00   LIBOR+       Superior Industries International, Inc.,
                               450bps       Closing Date Term Loan, 3/22/24                            742,500
         794,073        3.98   LIBOR+       TI Group Automotive Systems LLC, Initial
                               275bps       US Term Loan, 6/25/22                                      796,803
       1,021,626        4.00   LIBOR+       Tower Automotive Holdings USA LLC,
                               275bps       Initial Term Loan, 3/6/24                                1,026,308
         291,667        3.58   LIBOR+       Visteon Corp., Tranche B Loan (First
                               225bps       Lien), 4/8/21                                              293,125
                                                                                                --------------
                                                                                                $    5,399,719
--------------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.0%+
         266,667        3.24   LIBOR+       The Goodyear Tire & Rubber Co., Term
                               200bps       Loan (Second Lien), 3/27/19                         $      267,555
--------------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.1%
       1,669,364        3.24   LIBOR+       Chrysler Group LLC, Tranche B Term
                               200bps       Loan, 12/29/18                                      $    1,677,085
                                                                                                --------------
                                            Total Automobiles & Components                      $    7,344,359
--------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.1%
                                            Home Furnishings -- 0.0%+
         569,331        4.80   LIBOR+       Serta Simmons Bedding LLC, Initial Term
                               350bps       Loan (First Lien), 10/21/23                         $      553,912
--------------------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.1%
         527,982        3.98   LIBOR+       Prestige Brands, Inc., Term B-4 Loan,
                               275bps       1/20/24                                             $      531,075
         990,019        4.24   LIBOR+       Reynolds Group Holdings, Inc.,
                               300bps       Incremental U.S. Term Loan, 2/5/23                         995,157
                                                                                                --------------
                                                                                                $    1,526,232
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 85

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Leisure Products -- 0.0%+
         750,000        6.24   LIBOR+       Bass Pro Group LLC, Initial Term Loan,
                               500bps       11/16/23                                            $      708,750
--------------------------------------------------------------------------------------------------------------
                                            Apparel, Accessories & Luxury Goods -- 0.0%+
         374,853        3.74   LIBOR+       Hanesbrands, Inc., New Term B Loan,
                               250bps       4/15/22                                             $      378,272
                                                                                                --------------
                                            Total Consumer Durables & Apparel                   $    3,167,166
--------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.3%
                                            Casinos & Gaming -- 0.1%
         748,125        3.74   LIBOR+       CityCenter Holdings LLC, Term B Loan,
                               250bps       4/10/24                                             $      751,924
         220,227        4.49   LIBOR+       Golden Nugget, Inc., 10/4/23
                               325bps                                                                  221,658
       1,535,250        4.51   LIBOR+       Scientific Games International, Inc.,
                               325bps       Initial Term B-4 Loan, 8/14/24                           1,539,808
                                                                                                --------------
                                                                                                $    2,513,390
--------------------------------------------------------------------------------------------------------------
                                            Hotels, Resorts & Cruise Lines -- 0.0%+
         372,188        3.74   LIBOR+       Four Seasons Holdings Inc., Term Loan,
                               250bps       6/27/20                                             $      374,659
       1,280,474        3.24   LIBOR+       Hilton Worldwide Finance LLC, Series B-2
                               200bps       Term Loan, 10/25/23                                      1,287,009
         273,912        3.48   LIBOR+       Sabre GLBL, Inc., 2017 B-1 Incremental
                               225bps       Term Loan, 2/22/24                                         275,496
                                                                                                --------------
                                                                                                $    1,937,164
--------------------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- 0.1%
         882,000        3.48   LIBOR+       Cedar Fair LP, U.S. Term B Loan, 4/7/24
                               225bps                                                           $      890,048
         420,019        7.50   LIBOR+       L.A. Fitness International, LLC, Tranche B
                               425bps       Term Loan (First Lien), 4/25/20                            424,350
         986,278        3.24   LIBOR+       Six Flags Theme Parks, Inc., Tranche B
                               200bps       Term Loan, 6/30/22                                         991,826
                                                                                                --------------
                                                                                                $    2,306,224
--------------------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.0%+
       1,435,536        3.23   LIBOR+       KFC Holding Co., Term B Loan, 6/2/23
                               200bps                                                           $    1,443,739
--------------------------------------------------------------------------------------------------------------
                                            Education Services -- 0.0%+
       1,916,041        3.48   LIBOR+       Bright Horizons Family Solutions Inc.,
                               225bps       Term B Loan, 11/3/23                                $    1,928,816
--------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.1%
         473,672        5.08   LIBOR+       Allied Universal Holdco LLC, Initial Term
                               375bps       Loan (First Lien), 7/28/22                          $      473,721
         595,500        4.73   LIBOR+       Creative Artists Agency LLC, Refinancing
                               350bps       Term Loan, 2/9/24                                          600,059

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- (continued)
         521,072        3.98   LIBOR+       Prime Security Services Borrower LLC,
                               275bps       2016-2 Refinancing Term B-1 Loan (First
                                            Lien), 5/2/22                                       $      525,754
         375,937        4.53   LIBOR+       Weight Watchers International, Inc., Initial
                               325bps       Tranche B-2 Term Loan, 4/2/20                              371,943
                                                                                                --------------
                                                                                                $    1,971,477
                                                                                                --------------
                                            Total Consumer Services                             $   12,100,810
--------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.7%
                                            Broadcasting -- 0.3%
         269,448        4.74   LIBOR+       CBS Radio, Inc., Term B Loan, 10/7/23
                               350bps                                                           $      271,722
         654,609        3.48   LIBOR+       CSC Holdings LLC, March 2017
                               225bps       Refinancing Term Loan, 7/17/25                             651,273
         213,124        4.74   LIBOR+       Entercom Radio LLC, Term B Loan, 11/1/23
                               350bps                                                                  213,924
         994,850        3.74   LIBOR+       Gray Television, Inc., Term B-2 Loan, 2/7/24
                               250bps                                                                1,002,001
         496,256        3.24   LIBOR+       Nielsen Finance LLC, Class B-4 Term
                               200bps       Loan, 10/4/23                                              497,750
         483,627        3.56   LIBOR+       Quebecor Media, Inc., Facility B-1
                               225bps       Tranche, 8/17/20                                           485,894
       2,000,000        0.00   LIBOR+       Raycom TV Broadcasting LLC, Tranche B
                               275bps       Term Loan, 8/18/24                                       2,010,000
       2,275,634        3.49   LIBOR+       Sinclair Television Group, Inc., Tranche B
                               225bps       Term Loan, 1/31/24                                       2,282,509
         650,000        0.00   LIBOR+       The E.W. Scripps Co., Term Loan B, 8/16/24
                               225bps                                                                  653,047
          87,222        4.24   LIBOR+       Tribune Media Co., Term B Loan, 12/27/20
                               300bps                                                                   87,549
       1,087,108        4.24   LIBOR+       Tribune Media Co., Term C Loan, 1/18/24
                               300bps                                                                1,091,185
         644,051        3.98   LIBOR+       Univision Communications, Inc., 2017
                               275bps       Replacement Repriced First-Lien Term
                                            Loan, 3/15/24                                              639,075
                                                                                                --------------
                                                                                                $    9,885,929
--------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.2%
       1,000,000        3.49   LIBOR+       Unitymedia Hessen GmbH & Co. KG,
                               225bps       Facility B, 9/30/25                                 $      998,828
       2,450,000        3.73   LIBOR+       Ziggo Secured Finance Partnership,Term
                               250bps       Loan E Facility, 4/15/25                                 2,457,874
       1,268,688        3.24   LIBOR+       Charter Communications Operating LLC,
                               200bps       Term F-1 Loan, 1/3/21                                    1,273,621
         985,000        3.49   LIBOR+       Charter Communications Operating LLC,
                               225bps       Term I-1 Loan, 1/15/24                                     990,130

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 87

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- (continued)
         521,732        4.07   LIBOR+       Intelsat Jackson Holdings SA, Tranche B-2
                               275bps       Term Loan, 6/30/19                                  $      520,700
         246,778        3.70   LIBOR+       MCC Iowa LLC, Tranche H Term Loan,
                               250bps       1/29/21                                                    248,705
       1,354,693        3.45   LIBOR+       Mediacom Illinois LLC, Tranche K Term
                               225bps       Loan, 2/19/24                                            1,360,789
         800,000        3.98   LIBOR+       UPC Financing Partnership, Facility AP,
                               275bps       4/15/25                                                    803,786
                                                                                                --------------
                                                                                                $    8,654,433
--------------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.2%
         497,500        3.48   LIBOR+       AMC Entertainment Holdings, Inc., 2016
                               225bps       Incremental Term Loan, 12/15/23                     $      496,318
       1,421,195        3.48   LIBOR+       AMC Entertainment, Inc., Initial Term
                               225bps       Loan, 4/30/20                                            1,420,769
         415,094        3.83   LIBOR+       Kasima LLC, Term Loan, 5/17/21
                               250bps                                                                  418,381
       1,252,382        3.50   LIBOR+       Live Nation Entertainment, Inc., Term B-3
                               225bps       Loan, 10/27/23                                           1,258,487
         397,000        4.83   LIBOR+       NVA Holdings, Inc., Term B-2 Loan (First
                               350bps       Lien), 8/14/21                                             400,660
         992,683        3.74   LIBOR+       Rovi Solutions Corp., Term B Loan, 7/2/21
                               250bps                                                                  997,204
         574,500        4.08   LIBOR+       Seminole Hard Rock Entertainment, Inc.,
                               275bps       Term Loan, 5/14/20                                         576,894
         821,620        3.74   LIBOR+       WMG Acquisition Corp., Tranche D Term
                               250bps       Loan, 11/1/23                                              824,701
                                                                                                --------------
                                                                                                $    6,393,414
--------------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.0%+
         472,955        3.73   LIBOR+       MTL Publishing LLC, Term B-5 Loan,
                               250bps       8/20/23                                             $      474,819
         671,326        4.51   LIBOR+       Quincy Media, Inc., Term Loan B, 10/19/22
                               325bps                                                                  674,683
                                                                                                --------------
                                                                                                $    1,149,502
                                                                                                --------------
                                            Total Media                                         $   26,083,278
--------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.2%
                                            Home Improvement Retail -- 0.0%+
       1,180,501        4.50   LIBOR+       Apex Tool Group LLC, Term Loan, 2/1/20
                               325bps                                                           $    1,149,021
--------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.1%
         956,886        3.98   LIBOR+       Michaels Stores, Inc., 2016 New
                               275bps       Replacement Term B-1 Loan, 1/28/23                  $      956,437
       3,500,000        5.31   LIBOR+       Staples, Inc., Closing Date Term Loan,
                               400bps       8/15/24                                                  3,486,882
                                                                                                --------------
                                                                                                $    4,443,319
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Automotive Retail -- 0.1%
       1,300,053        3.34   LIBOR+       Avis Budget Car Rental LLC, Tranche B
                               200bps       Term Loan, 3/15/22                                  $    1,295,990
         198,678        3.58   LIBOR+       Cooper-Standard Automotive, Inc.,
                               225bps       Additional Term B-1 Loan, 10/28/23                         199,494
       1,054,104        4.98   LIBOR+       CWGS Group LLC, Term Loan, 11/3/23
                               375bps                                                                1,060,824
                                                                                                --------------
                                                                                                $    2,556,308
                                                                                                --------------
                                            Total Retailing                                     $    8,148,648
--------------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.0%+
                                            Food Retail -- 0.0%+
         495,019        4.33   LIBOR+       Albertson's LLC, 2017-1 Term B-5 Loan,
                               300bps       12/21/22                                            $      477,500
       1,044,458        4.32   LIBOR+       Albertson's LLC, 2017-1 Term B-6 Loan,
                               300bps       6/22/23                                                  1,005,664
                                                                                                --------------
                                                                                                $    1,483,164
                                                                                                --------------
                                            Total Food & Staples Retailing                      $    1,483,164
--------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.2%
                                            Agricultural Products -- 0.0%+
       1,424,375        3.78   LIBOR+       Darling International, Inc., Term B USD
                               250bps       Loan, 12/19/20                                      $    1,441,717
--------------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.2%
         533,425        3.48   LIBOR+       B&G Foods, Inc., Tranche B-2 Term
                               225bps       Loan, 11/2/22                                       $      537,045
       2,388,000        3.80   LIBOR+       JBS USA LUX SA, Initial Term Loan,
                               250bps       10/30/22                                                 2,361,434
       2,142,642        3.23   LIBOR+       Pinnacle Foods Finance LLC, Initial Term
                               200bps       Loan, 1/30/24                                            2,150,677
       2,493,750        3.49   LIBOR+       Post Holdings, Inc., Series A Incremental
                               225bps       Term Loan, 5/17/24                                       2,501,700
                                                                                                --------------
                                                                                                $    7,550,856
                                                                                                --------------
                                            Total Food, Beverage & Tobacco                      $    8,992,573
--------------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Household Products -- 0.0%+
       1,000,000        0.00   LIBOR+       Alphabet Holding Co, Inc., Initial Term
                               350bps       Loan (First Lien), 8/15/24                          $      992,396
         540,545        3.31   LIBOR+       Spectrum Brands, Inc., 2017 Refinanced
                               200bps       USD Term Loan, 6/23/22                                     544,059
                                                                                                --------------
                                                                                                $    1,536,455
--------------------------------------------------------------------------------------------------------------
                                            Personal Products -- 0.1%
         299,250        5.16   LIBOR+       Albea Beauty Holdings SA, 1st Lien Term
                               375bps       Loan B, 4/12/24                                     $      299,437

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 89

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Personal Products -- (continued)
       2,019,749        4.74   LIBOR+       Revlon Consumer Products Corp., Initial
                               350bps       Term B Loan, 7/22/23                                $    1,816,039
                                                                                                --------------
                                                                                                $    2,115,476
                                                                                                --------------
                                            Total Household & Personal Products                 $    3,651,931
--------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                            Health Care Equipment -- 0.0%+
         621,875        3.58   LIBOR+       ConvaTec, Inc., Term B Loan, 10/14/23
                               225bps                                                           $      625,762
--------------------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.1%
       1,142,138        4.58   LIBOR+       Kinetic Concepts, Inc., Dollar Term
                               325bps       Loan, 2/1/24                                        $    1,138,926
         980,075        4.24   LIBOR+       Sterigenics-Nordion Holdings LLC,
                               300bps       Incremental Term Loan, 5/15/22                             981,300
                                                                                                --------------
                                                                                                $    2,120,226
--------------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.1%
         460,763        3.98   LIBOR+       DaVita HealthCare Partners, Inc.,
                               275bps       Tranche B Loan (First Lien), 6/19/21                $      464,341
       1,739,603        4.24   LIBOR+       Envision Healthcare Corp., Initial Term
                               300bps       Loan, 11/17/23                                           1,752,831
         891,969        4.04   LIBOR+       Jaguar Holding Co., II, 2017 Term Loan,
                               275bps       8/18/22                                                    897,442
         487,374        4.33   LIBOR+       National Mentor Holdings, Inc., Tranche B
                               300bps       Term Loan, 1/31/21                                         492,323
                                                                                                --------------
                                                                                                $    3,606,937
--------------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.1%
         299,242        4.80   LIBOR+       ATI Holdings Acquisition, Inc., Initial Term
                               350bps       Loan (First Lien), 5/6/23                           $      302,796
          15,295        4.07   LIBOR+       CHS, Incremental 2019 Term G Loan,
                               275bps       12/31/19                                                    15,249
          28,332        4.32   LIBOR+       CHS, Incremental 2021 Term H Loan,
                               300bps       1/27/21                                                     28,221
       1,942,207        3.24   LIBOR+       HCA, Inc., Tranche B-9 Term Loan,
                               200bps       3/10/23                                                  1,950,839
       1,075,014        4.81   LIBOR+       Kindred Healthcare, Inc., Tranche B Loan
                               350bps       (First Lien), 4/10/21                                    1,076,694
       1,490,147        4.81   LIBOR+       Select Medical Corp., Tranche B Term
                               350bps       Loan, 2/13/24                                            1,506,203
         430,123        4.74   LIBOR+       Vizient, Inc., Term B-3 Loan, 2/13/23
                               350bps                                                                  435,634
                                                                                                --------------
                                                                                                $    5,315,636
--------------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.0%+
         740,625        7.50   LIBOR+       Prospect Medical Holdings, Inc., Term
                               600bps       Loan, 6/20/22                                       $      753,123
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.1%
       1,383,157        3.98   LIBOR+       Change Healthcare Holdings LLC, Closing
                               275bps       Date Term Loan, 3/1/24                              $    1,387,826
       2,000,000        0.00   LIBOR+       Quintiles IMS, Inc., Incremental Term B-2
                               200bps       Dollar Loan, 1/18/25                                     2,012,500
                                                                                                --------------
                                                                                                $    3,400,326
                                                                                                --------------
                                            Total Health Care Equipment &
                                            Services                                            $   15,822,010
--------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.2%
                                            Biotechnology -- 0.0%+
       1,093,936        4.07   LIBOR+       Alkermes, Inc., 2021 Term Loan,
                               275bps       9/25/19                                             $    1,102,140
       1,000,000        3.48   LIBOR+       INC Research Holdings, Inc., Initial Term B
                               225bps       Loan, 6/26/24                                            1,004,375
                                                                                                --------------
                                                                                                $    2,106,515
--------------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.2%
       1,072,313        5.50   LIBOR+       Endo Luxembourg Finance Co., Inc.,
                               425bps       S.a. r.l., Initial Term Loan, 4/29/24               $    1,084,376
         522,375        3.45   LIBOR+       Grifols Worldwide Operations USA, Inc.,
                               225bps       Tranche B Term Loan, 1/23/25                               523,948
         887,365        4.08   LIBOR+       Mallinckrodt International Finance SA,
                               275bps       2017 Term B Loan, 9/24/24                                  887,365
       2,290,325        3.33   LIBOR+       RPI Finance Trust, Initial Term Loan B-6,
                               200bps       3/17/23                                                  2,300,027
       1,184,951        5.99   LIBOR+       Valeant Pharmaceuticals International,
                               475bps       Inc., Series F Tranche B Term Loan, 4/1/22               1,207,317
                                                                                                --------------
                                                                                                $    6,003,033
                                                                                                --------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                       $    8,109,548
--------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Air Freight & Logistics -- 0.0%+
         192,500        5.48   LIBOR+       Syncreon Group BV, Term Loan, 9/26/20
                               425bps                                                           $      169,560
--------------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- 0.1%
       1,292,032        3.33   LIBOR+       Delos Finance S.a. r.l., New Loan,
                               200bps       10/6/23                                             $    1,301,607
       1,861,379        3.56   LIBOR+       Fly Funding II Sarl, Loan, 8/9/19
                               225bps                                                                1,867,583
         478,750        5.58   LIBOR+       Livingston International, Inc., Initial
                               425bps       Term B-1 Loan (First Lien), 4/18/19                        454,812
                                                                                                --------------
                                                                                                $    3,624,002
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 91

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
       1,453,095        3.52   LIBOR+       Restaurant Brands, 1st Lien, Term
                               200bps       Loan B, 2/17/24 17Feb24                             $    1,453,246
         900,000        3.24   LIBOR+       FleetCor Technologies Operating Co., LLC,
                               200bps       Term B-3 Loan, 7/27/24                                     904,875
         827,311        3.49   LIBOR+       SBA Senior Finance II LLC, Incremental
                               225bps       Tranche B-1 Term Loan, 3/31/21                             830,816
                                                                                                --------------
                                                                                                $    3,188,937
--------------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.0%+
         425,000        2.75   LIBOR+       Fortress Investment Group LLC, Initial Term
                               275bps       Loan, 6/12/22                                       $      429,622
--------------------------------------------------------------------------------------------------------------
                                            Diversified Capital Markets -- 0.1%
         997,500        3.99   LIBOR+       Avolon TLB Borrower 1 US LLC, Initial
                               275bps       Term B-2 Loan, 1/20/22                              $    1,000,617
       1,594,274        3.49   LIBOR+       Outfront Media Capital LLC, Term Loan,
                               225bps       3/10/24                                                  1,605,804
                                                                                                --------------
                                                                                                $    2,606,421
                                                                                                --------------
                                            Total Diversified Financials                        $   10,018,542
--------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.1%
                                            Life & Health Insurance -- 0.0%+
         737,089        7.06   LIBOR+       Integro, Ltd., Initial Term Loan (First
                               575bps       Lien), 10/9/22                                      $      735,246
--------------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.0%+
          70,857        4.56   LIBOR+       Alliant Holdings Intermediate LLC, Initial
                               325bps       Term Loan, 7/28/22                                  $       71,229
--------------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.1%
         995,000        6.27   LIBOR+       Acrisure LLC, Term B Loan (First Lien),
                               500bps       11/3/23                                             $    1,008,059
         573,496        6.74   LIBOR+       Confie Seguros Holding II Co., Term B
                               550bps       Loan, 4/13/22                                              567,618
         350,000        4.31   LIBOR+       USI, Inc., New York, Initial Term Loan,
                               300bps       4/5/24                                                     348,943
                                                                                                --------------
                                                                                                $    1,924,620
                                                                                                --------------
                                            Total Insurance                                     $    2,731,095
--------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.1%
                                            Diversified REIT -- 0.0%+
         500,000        0.00   LIBOR+       iStar, Inc. (f.k.a. iStar Financial, Inc.),
                               300bps       Loan, 10/1/21                                       $      502,812
--------------------------------------------------------------------------------------------------------------
                                            Hotel & Resort REIT -- 0.0%+
       1,117,975        3.48   LIBOR+       MGM Growth Properties Operating
                               225bps       Partnership LP, Term B Loan, 4/7/23                 $    1,122,567
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Retail REITs -- 0.1%
       1,667,823        4.57   LIBOR+       DTZ US Borrower LLC, 2015-1 Additional
                               325bps       Term Loan (First Lien), 11/4/21                     $    1,673,730
--------------------------------------------------------------------------------------------------------------
                                            Specialized REIT -- 0.0%+
         888,551        4.24   LIBOR+       Uniti Group, Inc., Shortfall Term Loan,
                               300bps       10/24/22                                            $      823,015
--------------------------------------------------------------------------------------------------------------
                                            Real Estate Development -- 0.0%+
       1,000,000        0.00   LIBOR+       Hanjin International Corp. (a.k.a. Wilshire
                               250bps       Grand Center), Term Loan B, 9/20/20                 $    1,002,500
                                                                                                --------------
                                            Total Real Estate                                   $    5,124,624
--------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.3%
                                            Internet Software & Services -- 0.1%
       2,289,263        4.31   LIBOR+       Rackspace Hosting, Inc., 2017
                               300bps       Refinancing Term B Loan (First
                                            Lien), 11/3/23                                      $    2,289,672
         992,500        3.74   LIBOR+       Vantiv LLC (f.k.a. Fifth Third Processing
                               200bps       Solutions LLC), Initial Term B
                                            Loan, 10/14/23                                             996,932
       1,561,710        0.00   LIBOR+       Vantiv LLC (f.k.a. Fifth Third Processing
                               200bps       Solutions LLC), Term Loan B, 8/7/24                      1,566,347
         438,290        0.00   LIBOR+       Vantiv LLC (f.k.a. Fifth Third Processing
                               200bps       Solutions LLC), Term Loan B1, 8/7/24                       439,057
                                                                                                --------------
                                                                                                $    5,292,008
--------------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.0%+
       1,126,892        3.34   LIBOR+       CDW LLC, Term Loan, 8/16/23
                               200bps                                                           $    1,133,935
          57,079        5.98   LIBOR+       Evergreen Skills Lux Sarl, Initial Term Loan
                               475bps       (First Lien), 4/23/21                                       54,028
                                                                                                --------------
                                                                                                $    1,187,963
--------------------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced Services -- 0.1%
       1,200,000        3.49   LIBOR+       First Data Corp., 2022D New Dollar Term
                               225bps       Loan, 7/10/22                                       $    1,202,776
         493,750        3.98   LIBOR+       WEX, Inc., Term B-2 Loan, 7/1/23
                               275bps                                                                  498,996
                                                                                                --------------
                                                                                                $    1,701,772
--------------------------------------------------------------------------------------------------------------
                                            Application Software -- 0.1%
         495,000        6.56   LIBOR+       DTI HoldCo, Inc., Term Loan (First
                               525bps       Lien), 9/23/23                                      $      476,231
         995,000        5.74   LIBOR+       Synchronoss Technologies, Inc., Initial Term
                               450bps       Loan, 1/19/24                                              952,298
         307,208        3.56   LIBOR+       Verint Systems, Inc., Initial Term Loan,
                               225bps       6/29/24                                                    308,360
                                                                                                --------------
                                                                                                $    1,736,889
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 93

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%+
         201,799        3.81   LIBOR+       MA Financeco LLC, Tranche B-2 Term
                               250bps       Loan, 11/20/21                                      $      202,072
                                                                                                --------------
                                            Total Software & Services                           $   10,120,704
--------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                            Communications Equipment -- 0.1%
       1,210,646        3.74   LIBOR+       Ciena Corp., Refinancing Term Loan,
                               250bps       2/25/22                                             $    1,216,700
       1,714,000        3.24   LIBOR+       CommScope, Inc., Tranche 5 Term Loan
                               200bps       (2015), 12/29/22                                         1,724,680
                                                                                                --------------
                                                                                                $    2,941,380
--------------------------------------------------------------------------------------------------------------
                                            Electronic Equipment Manufacturers -- 0.0%+
         620,672        3.31   LIBOR+       Zebra Technologies Corp., Tranche B Term
                               200bps       Loan, 10/27/21                                      $      622,535
--------------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing Services -- 0.0%+
         500,000        0.00   LIBOR+       TTM Technologies, Inc., Term Loan,
                               250bps       9/28/24                                             $      502,188
                                                                                                --------------
                                            Total Technology Hardware & Equipment               $    4,066,103
--------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR
                                            EQUIPMENT -- 0.1%
                                            Semiconductor Equipment -- 0.1%
       1,968,692        3.49   LIBOR+       Sensata Technologies BV, Sixth Amendment
                               225bps       Term Loan, 10/14/21                                 $    1,983,866
--------------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.0%+
         395,918        3.49   LIBOR+       MACOM Technology Solutions Holdings,
                               225bps       Inc., Initial Term Loan, 5/12/24                    $      395,423
          52,007        3.55   LIBOR+       Microsemi Corp., Closing Date Term B
                               225bps       Loan, 12/17/22                                              52,178
         572,497        3.48   LIBOR+       ON Semiconductor Corp., 2017 New
                               225bps       Replacement Term Loan, 3/31/23                             575,211
                                                                                                --------------
                                                                                                $    1,022,812
                                                                                                --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                             $    3,006,678
--------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.3%
                                            Integrated Telecommunication Services -- 0.2%
         731,019        0.00   LIBOR+       Cincinnati Bell, Inc., Term Loan, 8/16/24
                               375bps                                                           $      735,131
       3,000,000        2.75   LIBOR+       CenturyLink Escrow LLC, Initial Term B
                               275bps       Loan, 1/31/25                                            2,912,679
         731,019        4.24   LIBOR+       Cincinnati Bell, Inc., Tranche B Term
                               300bps       Loan, 9/10/20                                              735,130
         643,021        0.00   LIBOR+       GCI Holdings, Inc., Term Loan B, 2/2/22
                               225bps                                                                  645,232

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication Services -- (continued)
       1,000,000        3.49   LIBOR+       Level 3 Financing, Inc., Tranche B 2024
                               225bps       Term Loan, 2/17/24                                  $    1,000,893
         689,251        4.49   LIBOR+       Windstream Services LLC, Tranche B-7
                               325bps       Term Loan, 2/8/24                                          591,033
                                                                                                --------------
                                                                                                $    6,620,098
--------------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.1%
       1,092,427        3.48   LIBOR+       Altice US Finance I Corp., March 2017
                               225bps       Refinancing Term Loan, 7/28/25                      $    1,093,281
       1,990,000        3.75   LIBOR+       Sprint Communications, Inc., Initial Term
                               250bps       Loan, 2/2/24                                             1,995,508
       1,484,673        3.98   LIBOR+       Virgin Media Bristol LLC, I Facility,
                               275bps       1/31/25                                                  1,491,981
                                                                                                --------------
                                                                                                $    4,580,770
                                                                                                --------------
                                            Total Telecommunication Services                    $   11,200,868
--------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.2%
                                            Electric Utilities -- 0.1%
       1,890,166        5.48   LIBOR+       APLP Holdings LP, Term Loan, 4/12/23
                               425bps                                                           $    1,909,856
       1,149,000        3.49   LIBOR+       Calpine Construction Finance Co., LP,
                               225bps       Term B-1 Loan, 5/3/20                                    1,150,436
         496,250        4.49   LIBOR+       The Dayton Power & Light Co., Loan,
                               325bps       8/18/22                                                    503,849
                                                                                                --------------
                                                                                                $    3,564,141
--------------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 0.1%
         540,375        4.09   LIBOR+       Calpine Corp., Term Loan (2015),
                               275bps       1/15/23                                             $      540,206
         283,475        4.09   LIBOR+
                               275bps       Calpine Corp., Term Loan, 1/15/24                          283,280
         181,514        4.49   LIBOR+       Dynegy, Inc., Tranche C-1 Term Loan,
                               325bps       6/27/23                                                    182,635
       1,631,092        3.58   LIBOR+       NRG Energy, Inc., Term Loan, 6/30/23
                               225bps                                                                1,634,273
         488,769        5.24   LIBOR+       Talen Energy Supply LLC, Term B-1 Loan,
                               400bps       7/6/23                                                     479,808
         895,736        5.58   LIBOR+       TerraForm AP Acquisition Holdings LLC,
                               425bps       Term Loan, 6/26/22                                         915,890
                                                                                                --------------
                                                                                                $    4,036,092
                                                                                                --------------
                                            Total Utilities                                     $    7,600,233
--------------------------------------------------------------------------------------------------------------
                                            Real Estate -- 0.1%
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $186,049,523)                                 $  186,674,963
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 95

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 4.6%
                                            Repurchase Agreements -- 1.0%
       9,620,000                            $9,620,000 ScotiaBank, 1.05%, dated
                                            9/29/17 plus accrued interest on 10/2/17
                                            collateralized by the following:
                                            $61,755 Federal National Mortgage
                                            Association, 4.0-4.5%, 8/1/44-9/1/47
                                            $9,751,504 Government National
                                            Mortgage Association, 3.0-4.0%,
                                            7/20/42-6/20/47                                     $    9,620,000
       9,620,000                            $15,085,000 RBC Capital Markets LLC,
                                            1.04%, dated 9/29/17 plus accrued
                                            interest on 10/2/17
                                            collateralized by the following:
                                            $601,379 Freddie Mac Giant, 3.5-4.0%,
                                            8/1/45-1/1/47
                                            $1,231,287 Federal National Mortgage
                                            Association, 4.0%, 10/1/33-5/1/47
                                            $7,979,734 Government National
                                            Mortgage Association, 3.0-3.5%,
                                            4/20/47-9/20/47                                          9,620,000
       9,620,000                            $9,620,000 TD Securities USA LLC,
                                            1.04%, dated 9/29/17 plus accrued
                                            interest on 10/2/17
                                            collateralized by $9,813,383 Freddie
                                            Mac, 1.5%, 1/17/20                                       9,620,000
       9,620,000                            $9,620,000 TD Securities USA LLC,
                                            1.05%, dated 9/29/17 plus accrued
                                            interest on 10/2/17
                                            collateralized by the following:
                                            $8,481,295 Freddie Mac, 1.5%, 1/17/20
                                            $1,331,356 Federal National Mortgage
                                            Association, 1.5%, 7/30/20                               9,620,000
                                                                                                --------------
                                                                                                $   38,480,000
--------------------------------------------------------------------------------------------------------------
                                            Commercial Paper -- 2.4%
         800,000                            Agrium, Inc., Commercial Paper,
                                            10/3/17 (c)                                         $      799,880
       4,005,000                            Agrium Inc., Commercial Paper,
                                            11/13/17 (c)                                             3,997,991
       4,570,000                            Agrium, Inc., Commercial Paper,
                                            11/3/17 (c)                                              4,566,311
       5,061,000                            Amphenol Corp., Commercial Paper,
                                            10/2/17 (c)                                              5,060,431
       3,800,000                            Amphenol Corp., Commercial Paper,
                                            10/23/17 (c)                                             3,796,489
       9,620,000                            Mondelez International, Inc., Commercial
                                            Paper, 10/2/17 (c)                                       9,618,918
       3,800,000                            Autozone Inc., Commercial Paper,
                                            10/4/17 (c)                                              3,799,285

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
       3,795,000                            Autozone, Inc., Commercial Paper,
                                            10/23/17 (c)                                        $    3,791,493
       3,765,000                            Bell Canada, Commercial Paper,
                                            11/2/17 (c)                                              3,759,833
       5,695,000                            Bell Canada, Commercial Paper,
                                            10/12/17 (c)                                             5,692,043
         500,000                            Bell Canada, Commercial Paper,
                                            10/25/17 (c)                                               499,477
       9,620,000                            Federation, Commercial Paper, 10/2/17 (c)                9,619,066
       3,745,000                            Rockwell Collins, Commercial Paper,
                                            10/12/17 (c)                                             3,743,141
         700,000                            Dominion Resources Commercial Paper,
                                            10/13/17 (c)                                               699,625
         990,000                            Dominion Resources, Commercial Paper,
                                            10/24/17 (c)                                               989,046
       3,845,000                            Electricite De France, Commercial Paper,
                                            10/25/17 (c)                                             3,841,148
       6,400,000                            Southern California Edison, Commercial
                                            Paper, 10/2/17 (c)                                       6,399,240
       3,625,000                            Mitsubishi Ufj, Commercial Paper,
                                            11/16/17 (c)                                             3,618,968
       4,805,000                            Oneok, Inc., Commercial Paper,
                                            10/2/17 (c)                                              4,804,349
       4,495,000                            Oneok, Inc., Commercial Paper,
                                            10/17/17 (c)                                             4,491,310
       9,620,000                            Prudential Funding LLC, Commercial Paper,
                                            10/2/17 (c)                                              9,619,082
                                                                                                --------------
                                                                                                $   93,207,126
--------------------------------------------------------------------------------------------------------------
                                            Certificate of Deposit -- 1.2%
       3,060,000        1.78   3M LIBOR+    Bank of Montreal, Floating Rate Note,
                               55bps        12/11/17                                            $    3,063,755
       3,085,000                            Natixis NY, 1.4%, 10/17/17                               3,085,334
       4,720,000                            UBS AG Stamford Branch, 1.42%, 11/2/17                   4,720,666
       7,455,000                            UBS AG Stamford Branch, 1.42%,
                                            11/13/17                                                 7,456,337
       2,600,000        1.95   3M LIBOR+    Bank of Montreal, Floating Rate Note,
                               70bps        3/16/18                                                  2,599,693
       1,800,000        1.60   3M LIBOR+    Bank of Nova Scotia Houston, Floating
                               30bps        Rate Note, 4/12/19                                       1,799,458
       3,500,000        1.68   3M LIBOR+    Bank of Nova Scotia Houston, Floating
                               38bps        Rate Note, 7/18/18                                       3,508,134
       1,250,000                            BNP Paribas SA New York NY, 1.5%, 10/5/17                1,250,071
       2,897,000        1.53                Cooperatieve Rabobank UA New York,
                                            Floating Rate Note, 3/6/18                               2,899,378

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 97

--------------------------------------------------------------------------------------------------------------
                   Effective   Reference
 Principal         Interest    Index +
 Amount ($)        Rate (a)    Spread (b)                                                       Value
--------------------------------------------------------------------------------------------------------------
                                            Certificate of Deposit -- (continued)
       1,492,000   2.62        3M LIBOR+    Credit Suisse AG New York NY, Floating
                               130bps       Rate Note, 3/8/18                                   $    1,493,726
       3,415,000   1.66        3M LIBOR+    Mizuho Bank, Ltd. New York, Floating
                               50bps        Rate Note, 9/24/18                                       3,414,332
       1,500,000   1.70        3M LIBOR+    Nordea Bank AB New York NY, Floating
                               38bps        Rate Note, 2/21/19                                       1,499,586
       5,895,000                            Kbc Bank NV, 1.3%, 10/24/17                              5,895,410
       3,210,000   1.23        1M LIBOR+    Toronto-Dominion Bank New York,
                               26bps        Floating Rate Note, 5/9/18                               3,212,600
                                                                                                --------------
                                                                                                $   45,898,480
--------------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $177,613,832)                                 $  177,585,606
--------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN UNAFFILIATED
                                            ISSUERS -- 99.3%
                                            (Cost $3,858,327,796)                               $3,861,385,301
--------------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 0.6%                  $   26,321,536
--------------------------------------------------------------------------------------------------------------
                                            NET ASSETS -- 100.0%                                $3,887,706,837
==============================================================================================================

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe or event-linked bond. At September 30, 2017, the value of these securities amounted to $101,361,028 or 2.6% of net assets. See Notes to Financial Statements -- Note 1H.

BPS         Basis Point.

COF 11      Cost of Funds for the 11th District of San Francisco.

H15T1Y      US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr.

H15T3Y      US Treasury Yield Curve Rate T Note Constant Maturity 3 Yr.

LIBOR       London-Interbank Offer Rate.

T1Y         US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr.

T-BILL      US Treasury Bill.

USBMMY3M    US Treasury 3 Month Bill Money Market Yield.

US0012M     12 month US Dollar LIBOR.

ZERO        Zero Constant Index.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 29, 2017, the value of these securities amounted to $1,642,902,923 or 42.3% of net assets.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

Strips      Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) Debt obligation with a variable or floating interest rate. Rate shown is rate at period end.

(b)         Floating rate note. Reference index and spread shown at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At September 30, 2017, the value of these securities amounted to $49,809,823 or 1.3% of net assets. See Notes to Financial Statements -- Note 1H.

(e)         Rate to be determined.

(f) Securities that used significant unobservable inputs to determine their value.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2017 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                        Purchases               Sales
--------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                               $      76,762,608       $   38,329,939
Other Long-Term Securities                                                  1,380,918,071          850,578,599

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended September 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $20,214,944 and $1,650,100, respectively, which resulted in a net realized loss of $--.

At September 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,863,902,654 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                                      $    7,664,596
     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                                         (10,181,949)
                                                                                                --------------
     Net unrealized depreciation                                                                $   (2,517,353)
                                                                                                ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 99

The following is a summary of the inputs used as of September 30, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                  Level 1           Level 2             Level 3           Total
--------------------------------------------------------------------------------------------------------
Asset Backed Securities           $ --              $1,119,491,818      $         --      $1,119,491,818
Collateralized Mortgage
  Obligations                       --                 935,394,693                --         935,394,693
Corporate Bonds
  Insurance
    Reinsurance                     --                 100,163,443        51,007,408         151,170,851
  All Other Corporate Bonds         --                 923,067,220                --         923,067,220
U.S. Government and
  Agency Obligations                --                 367,525,339                --         367,525,339
Municipal Bond                      --                     474,811                --             474,811
Senior Floating Rate
  Loan Interests                    --                 186,674,963                --         186,674,963
Repurchase Agreements               --                  38,480,000                --          38,480,000
Commercial Paper                    --                  93,207,126                --          93,207,126
Certificates of Deposit             --                  45,898,480                --          45,898,480
--------------------------------------------------------------------------------------------------------
Total                             $ --              $3,810,377,893      $ 51,007,408      $3,861,385,301
========================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                                          Corporate
                                                                                          Bonds
-------------------------------------------------------------------------------------------------------
Balance as of 3/31/17                                                                     $ 50,894,901
Realized gain (loss)(1)                                                                          2,018
Change in unrealized appreciation (depreciation)(2)                                         (3,578,228)
Purchases                                                                                   20,746,033
Sales                                                                                      (17,057,316)
Transfers in to Level 3*                                                                            --
Transfers out of Level 3*                                                                           --
-------------------------------------------------------------------------------------------------------
Balance as of 9/30/17                                                                     $ 51,007,408
=======================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2017, there were no transfers between Levels
     1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/17                                                                $ 319,702
                                                                                       ---------

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Statement of Assets and Liabilities | 9/30/17 (unaudited)

ASSETS:
  Investment in securities of unaffiliated issuers, at value
     (cost $3,858,327,796)                                                   $ 3,861,385,301
  Cash                                                                            27,728,097
  Receivables --
     Investment securities sold                                                   21,835,584
     Fund shares sold                                                             55,726,971
     Interest                                                                      5,877,085
  Unrealized appreciation on unfunded corporate loans                                  2,026
  Other assets                                                                       199,877
---------------------------------------------------------------------------------------------
         Total assets                                                        $ 3,972,754,941
=============================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $    71,166,272
      Fund shares repurchased                                                     11,684,776
      Distributions                                                                1,087,818
      Trustee fees                                                                     4,854
   Due to affiliates                                                                 387,750
   Accrued expenses                                                                  716,634
---------------------------------------------------------------------------------------------
          Total liabilities                                                  $    85,048,104
=============================================================================================
NET ASSETS:
  Paid-in capital                                                            $ 3,911,807,949
  Distributions in excess of net investment income                                (2,806,953)
  Accumulated net realized loss on investments                                   (24,353,690)
  Net unrealized appreciation on investments                                       3,057,505
  Net unrealized appreciation on unfunded coporate loans                               2,026
---------------------------------------------------------------------------------------------
         Net assets                                                          $ 3,887,706,837
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $961,475,797/96,362,031 shares)                         $          9.98
   Class C (based on $619,619,297/62,182,349 shares)                         $          9.96
   Class C2 (based on $10,052,527/1,008,956 shares)                          $          9.96
   Class K (based on $107,437,822/10,758,058 shares)                         $          9.99
   Class Y (based on $2,189,121,344/219,323,188 shares)                      $          9.98
MAXIMUM OFFERING PRICE:
   Class A ($9.98 (divided by) 97.5%)                                        $         10.24
=============================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 101

Statement of Operations (unaudited)

For the Six Months Ended 9/30/17

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                $40,689,396
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $40,689,396
=================================================================================================
EXPENSES:
  Management fees                                                    $ 5,521,468
  Transfer agent fees
     Class A                                                              74,158
     Class C                                                             102,970
     Class C2                                                              1,439
     Class K                                                                  94
     Class Y                                                             738,702
  Distribution fees
     Class A                                                             846,887
     Class C                                                           1,477,303
     Class C2                                                             24,881
  Shareholder communications expense                                      19,956
  Administrative expense                                                 501,841
  Custodian fees                                                         125,359
  Registration fees                                                      152,830
  Professional fees                                                       67,816
  Printing expense                                                        24,126
  Fees and expenses of nonaffiliated Trustees                             86,545
  Miscellaneous                                                          180,865
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 9,947,240
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $30,742,156
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                                           $  (278,311)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                           $(1,392,466)
     Unfunded corporate loans                                              2,026     $(1,390,440)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $(1,668,751)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $29,073,405
=================================================================================================

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               9/30/17             Year Ended
                                                               (unaudited)         3/31/17
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $    30,742,156     $    44,136,405
Net realized gain (loss) on investments                               (278,311)         (1,764,194)
Change in net unrealized appreciation (depreciation)
  on investments                                                    (1,390,440)         20,985,712
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $    29,073,405     $    63,357,923
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.17 per share, respectively)        $    (7,480,968)    $   (11,645,585)
      Class C ($0.07 and $0.14 per share, respectively)             (4,258,401)         (7,377,025)
      Class C2 ($0.07 and $0.14 per share, respectively)               (71,478)           (133,252)
      Class K ($0.10 and $0.19 per share, respectively)               (996,208)           (314,128)
      Class Y ($0.09 and $0.18 per share, respectively)            (18,739,078)        (28,545,808)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $   (31,546,133)    $   (48,015,798)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $ 1,871,514,899     $ 2,635,780,672
Reinvestment of distributions                                       27,201,071          42,037,618
Cost of shares repurchased                                      (1,206,833,923)     (2,126,031,078)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                               $   691,882,047     $   551,787,212
---------------------------------------------------------------------------------------------------
      Net increase in net assets                               $   689,409,319     $   567,129,337
NET ASSETS:
Beginning of period                                            $ 3,198,297,518     $ 2,631,168,181
---------------------------------------------------------------------------------------------------
End of period                                                  $ 3,887,706,837     $ 3,198,297,518
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $    (2,806,953)    $    (2,002,976)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 103

---------------------------------------------------------------------------------------------------------
                                Six Months      Six Months
                                Ended           Ended
                                9/30/17         9/30/17              Year Ended          Year Ended
                                Shares          Amount               3/31/17             3/31/17
                                (unaudited)     (unaudited)          Shares              Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                      52,174,985     $  520,275,082         54,032,493        $   539,264,584
Reinvestment of distributions       667,057          6,663,954          1,052,187             10,498,392
Less shares repurchased         (32,537,576)      (325,004,596)       (46,879,123)          (467,598,705)
---------------------------------------------------------------------------------------------------------
      Net increase               20,304,466     $  201,934,440          8,205,557        $    82,164,271
=========================================================================================================
Class C
Shares sold                      22,303,213     $  222,524,457         28,880,632        $   287,826,009
Reinvestment of distributions       418,528          4,175,448            731,519              7,288,620
Less shares repurchased         (17,583,084)      (175,392,791)       (25,444,875)          (253,536,832)
---------------------------------------------------------------------------------------------------------
      Net increase                5,138,657     $   51,307,114          4,167,276        $    41,577,797
=========================================================================================================
Class C2
Shares sold                         165,707     $    1,653,551            296,871        $     2,958,188
Reinvestment of distributions         3,625             36,158              6,343                 63,187
Less shares repurchased            (146,778)        (1,464,026)          (355,622)            (3,541,422)
---------------------------------------------------------------------------------------------------------
      Net increase (decrease)        22,554     $      225,683            (52,408)       $      (520,047)
=========================================================================================================
Class K
Shares sold                       2,241,232     $   22,408,972          9,699,288        $    96,908,050
Reinvestment of distributions        97,214            972,139             31,438                314,013
Less shares repurchased            (752,602)        (7,524,823)        (1,064,634)           (10,642,480)
---------------------------------------------------------------------------------------------------------
      Net increase                1,585,844     $   15,856,288          8,666,092        $    86,579,583
=========================================================================================================
Class Y
Shares sold                     110,521,405     $1,104,652,837        171,158,865        $ 1,708,823,841
Reinvestment of distributions     1,536,420         15,353,372          2,391,859             23,873,406
Less shares repurchased         (69,796,637)      (697,447,687)      (139,378,771)        (1,390,711,639)
---------------------------------------------------------------------------------------------------------
      Net increase               42,261,188     $  422,558,522         34,171,953        $   341,985,608
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year          Year       Year       Year
                                                            9/30/17       Ended        Ended         Ended      Ended      Ended
                                                            (unaudited)   3/31/17      3/31/16       3/31/15    3/31/14    3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $   9.99      $   9.92     $  10.00      $  10.07   $  10.08   $  10.02
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.09(a)   $   0.16(a)  $   0.10(a)   $   0.10   $   0.10   $   0.13
   Net realized and unrealized gain (loss) on investments      (0.01)         0.08        (0.06)        (0.05)     (0.01)      0.08
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.08      $   0.24     $   0.04      $   0.05   $   0.09   $   0.21
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $  (0.09)     $  (0.17)    $  (0.12)     $  (0.12)  $  (0.10)  $  (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.01)     $   0.07     $  (0.08)     $  (0.07)  $  (0.01)  $   0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.98      $   9.99     $   9.92      $  10.00   $  10.07   $  10.08
====================================================================================================================================
Total return*                                                   0.78%         2.43%        0.41%         0.54%      0.92%      2.14%
Ratio of net expenses to average net assets                     0.60%**       0.61%        0.63%         0.63%      0.66%      0.72%
Ratio of net investment income (loss) to average net assets     1.72%**       1.59%        1.01%         0.95%      0.93%      0.94%
Portfolio turnover rate                                           53%**         69%          58%           45%        47%       101%
Net assets, end of period (in thousands)                    $961,476      $759,455     $673,352      $694,221   $570,468   $381,267
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 105

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year          Year       Year       Year
                                                            9/30/17       Ended        Ended         Ended      Ended      Ended
                                                            (unaudited)   3/31/17      3/31/16       3/31/15    3/31/14    3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $   9.97      $   9.91     $   9.99      $  10.05   $  10.07   $  10.02
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.07(a)   $   0.13(a)  $   0.07(a)   $   0.07   $   0.08   $   0.09
   Net realized and unrealized gain (loss) on investments      (0.01)         0.07        (0.06)        (0.04)     (0.03)      0.07
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.06      $   0.20     $   0.01      $   0.03   $   0.05   $   0.16
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $  (0.07)     $  (0.14)    $  (0.09)     $  (0.09)  $  (0.07)  $  (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.01)     $   0.06     $  (0.08)     $  (0.06)  $  (0.02)  $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.96      $   9.97     $   9.91      $   9.99   $  10.05   $  10.07
====================================================================================================================================
Total return*                                                   0.62%         2.00%        0.11%         0.34%      0.54%      1.61%
Ratio of net expenses to average net assets                     0.92%**       0.93%        0.94%         0.94%      0.97%      1.03%
Ratio of net investment income (loss) to average net assets     1.40%**       1.27%        0.70%         0.66%      0.62%      0.63%
Portfolio turnover rate                                           53%**         69%          58%           45%        47%       101%
Net assets, end of period (in thousands)                    $619,619      $568,840     $524,030      $594,283   $575,457   $330,828
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

----------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year          Year
                                                            9/30/17       Ended        Ended         Ended        8/31/13
                                                            (unaudited)   3/31/17      3/31/16       3/31/15      to 3/31/14
----------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                        $  9.97       $ 9.91       $  9.99       $ 10.05      $10.04
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.07(b)    $ 0.13(b)    $  0.07(b)    $  0.06      $ 0.07
   Net realized and unrealized gain (loss) on investments     (0.01)        0.07         (0.06)        (0.03)      (0.01)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  0.06       $ 0.20       $  0.01       $  0.03      $ 0.06
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $ (0.07)      $(0.14)      $ (0.09)      $ (0.09)     $(0.05)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (0.01)      $ 0.06       $ (0.08)      $ (0.06)     $ 0.01
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.96       $ 9.97       $  9.91       $  9.99      $10.05
============================================================================================================================
Total return*                                                  0.62%        2.00%         0.11%         0.33%       0.56%(a)
Ratio of net expenses to average net assets                    0.91%**      0.93%         0.94%         0.95%       0.99%**
Ratio of net investment income (loss) to average net assets    1.41%**      1.27%         0.69%         0.66%       0.68%**
Portfolio turnover rate                                          53%**        69%           58%           45%         47%
Net assets, end of period (in thousands)                    $10,053       $9,834       $10,292       $11,258      $3,699
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 107

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year         Year       Year
                                                            9/30/17       Ended        Ended        Ended      Ended      12/20/12
                                                            (unaudited)   3/31/17      3/31/16      3/31/15    3/31/14    to 3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                        $   9.99      $  9.93      $10.01       $10.07     $10.08     $10.09
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.10(c)   $  0.19(c)   $ 0.12(c)    $ 0.14     $ 0.12     $ 0.03
   Net realized and unrealized gain (loss) on investments       0.00(a)      0.06       (0.06)       (0.06)     (0.00)(a)   0.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.10      $  0.25      $ 0.06       $ 0.08     $ 0.12     $ 0.04
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $  (0.10)     $ (0.19)     $(0.14)      $(0.14)    $(0.13)    $(0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $     --      $  0.06      $(0.08)      $(0.06)    $(0.01)    $(0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.99      $  9.99      $ 9.93       $10.01     $10.07     $10.08
====================================================================================================================================
Total return*                                                   0.99%        2.55%       0.64%        0.83%      1.16%      0.43%(b)
Ratio of net expenses to average net assets                     0.38%**      0.42%       0.42%        0.41%      0.41%      0.53%**
Ratio of net investment income (loss) to average net assets     1.95%**      1.92%       1.24%        1.28%      1.19%      1.25%**
Portfolio turnover rate                                           53%**        69%         58%          45%        47%       101%
Net assets, end of period (in thousands)                    $107,438      $91,666      $5,026       $5,091     $   10     $   10
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year           Year           Year         Year       Year
                                                     9/30/17        Ended          Ended          Ended        Ended      Ended
                                                     (unaudited)    3/31/17        3/31/16        3/31/15      3/31/14    3/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $     9.99     $     9.93     $    10.01     $    10.07   $  10.09   $  10.03
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $     0.09(a)  $     0.17(a)  $     0.11(a)  $     0.11   $   0.12   $   0.14
   Net realized and unrealized gain (loss)
      on investments                                      (0.01)          0.07          (0.06)         (0.03)     (0.02)      0.09
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $     0.08     $     0.24     $     0.05     $     0.08   $   0.10   $   0.23
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $    (0.09)    $    (0.18)    $    (0.13)    $    (0.14)  $  (0.12)  $  (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $    (0.01)    $     0.06     $    (0.08)    $    (0.06)  $  (0.02)  $   0.06
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     9.98     $     9.99     $     9.93     $    10.01   $  10.07   $  10.09
===================================================================================================================================
Total return*                                              0.85%          2.46%          0.54%          0.79%      0.99%      2.35%
Ratio of net expenses to average net assets                0.46%**        0.50%          0.51%          0.51%      0.54%      0.55%
Ratio of net investment income (loss) to average
   net assets                                              1.86%**        1.70%          1.15%          1.08%      1.05%      1.11%
Portfolio turnover rate                                      53%**          69%            58%            45%        47%       101%
Net assets, end of period (in thousands)             $2,189,121     $1,768,502     $1,418,468     $1,188,107   $912,810   $608,818
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 109

Notes to Financial Statements | 9/30/17 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Funds' investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 111 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

     At September 30, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued or defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 113

     As of March 31, 2017, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended March 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $  48,015,798
     ---------------------------------------------------------------------------
          Total                                                    $  48,015,798
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  4,049,763
     Capital loss carryforward                                      (24,060,252)
     Current year dividend payable                                     (493,008)
     Unrealized depreciation                                         (1,124,887)
     ---------------------------------------------------------------------------
          Total                                                    $(21,628,384)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,788 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2017.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

F.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 115 shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2017 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended September 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $278,148 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 117

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended September 30, 2017, such out-of-pocket expenses by class of shares were as follows:

----------------------------------------------------------------------------
Shareholder Communications:
----------------------------------------------------------------------------
Class A                                                              $ 2,165
Class C                                                               10,900
Class C2                                                                  38
Class K                                                                    7
Class Y                                                                6,846
----------------------------------------------------------------------------
    Total                                                            $19,956
============================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $109,602 in distribution fees payable to the Distributor at September 30, 2017.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2017, CDSCs of $80,430 were paid to the Distributor.

118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2017, the Fund had no borrowings under the credit facility.

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of September 30, 2017, the Fund had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------------
                                                                             Unrealized
Loan                           Shares        Cost           Value            Appreciation
-----------------------------------------------------------------------------------------
Shutterfly, Inc., Delay
 Draw Term Loan                2,250,000     $2,238,835     $2,240,861       $2,026
-----------------------------------------------------------------------------------------
 Total                                       $2,238,835     $2,240,861       $2,026
=========================================================================================

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 119

7. Shareholder Meeting Results

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust X, as noted below) follows:

------------------------------------------------------------------------------------------------------
                              For                Against            Abstain          Broker Non-Votes
------------------------------------------------------------------------------------------------------
Proposal 1 - To approve       145,588,333.187    771,857.100        3,217,989.650    45,350,388.100
a New Management
Agreement with
the Adviser

--------------------------------------------------------------------------------------------------
                                                                    For              Withhold
--------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
--------------------------------------------------------------------------------------------------
David R. Bock                                                       343,352,480.124  5,326,068.613
--------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                                343,252,747.228  5,425,801.509
--------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                                343,431,726.450  5,246,822.287
--------------------------------------------------------------------------------------------------
Lisa M. Jones                                                       343,414,583.887  5,263,964.850
--------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                                 339,444,451.562  9,234,097.175
--------------------------------------------------------------------------------------------------
Thomas J. Perna                                                     343,393,493.010  5,285,055.727
--------------------------------------------------------------------------------------------------
Marguerite A. Piret                                                 343,442,072.938  5,236,475.799
--------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                                   343,367,033.730  5,311,515.007
--------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                                   343,361,588.526  5,316,960.211
--------------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series
     Trust X. Results reported above reflect the combined votes of all series of the Trust.

120 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended March 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended March 31, 2018.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 121 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

122 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17 123

                          This page is for your notes.

124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 25249-06-1117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2017

* Print the name and title of each signing officer under his or her signature.